UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Income Plus Fund, Wells Fargo Global Investment Grade Credit Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period:	September 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
September 30, 2021
Wells Fargo
C&B Mid Cap Value Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo C&B Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo C&B Mid Cap Value Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser	Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBMAX)	7-26-2004	32.92	10.00	13.13	41.04	11.31	13.80	1.27	1.25
Class C (CBMCX)	7-26-2004	38.98	10.53	12.97	39.98	10.53	12.97	2.02	2.00
Class R6 (CBMYX)[3]	7-31-2018	–	–	–	41.66	11.77	14.21	0.84	0.80
Administrator Class (CBMIX)	7-26-2004	–	–	–	41.19	11.43	13.88	1.19	1.15
Institutional Class (CBMSX)	7-26-2004	–	–	–	41.55	11.70	14.17	0.94	0.90
Russell Midcap® Value Index[4]	–	–	–	–	42.40	10.59	13.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo C&B Mid Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell® Midcap Value Index, for the 12-month period that ended September 30, 2021.
■	Stock selection had a slightly negative impact, with financials stocks detracting most from relative performance. Materials and energy stocks also detracted from relative results.
■	Sector allocation effect was positive, particularly due to the underweights to utilities and consumer staples as well as the overweight to financials.
Overview
Following a breakneck advance through the first half of the year, U.S. equity indexes turned in mixed results for the third quarter, therefore giving back some returns for the trailing 12-month period. Though it seemed that the market was on the road to recovery with COVID-19 cases starting to recede amid vaccines beginning in late 2020, businesses reopening, and extensive monetary stimulus helping jump start the economy, the market’s tone shifted noticeably in recent months when investors faced increasing evidence that supply chain disruptions, rising input cost inflation, and labor shortages might negatively affect the near-term trajectory of the economic recovery. Returns across styles, factors, and sectors were muddled. Growth outperformed value across the market-cap spectrum while the opposite was true among small-cap stocks. Overall, the trailing 12-month return is still impressive, but volatility continues to be present and may even increase.
Fund updates
We continued to find compelling opportunities for the Fund as market disruptions created pockets of valuation weakness despite strong fundamentals. Portfolio turnover has been modestly elevated due to COVID-19 volatility. We initiated positions across multiple industries, including consumer discretionary company Hasbro, Incorporated; consumer staples companies General Mills, Incorporated, and Ingredion Incorporated; energy company The Williams Companies, Incorporated; health care companies Baxter International Incorporated and Dentsply Sirona; financials companies The Allstate Corporation and RenaissanceRe Holdings Limited; industrials companies Armstrong World Industries, Incorporated, PACCAR, and Stanley Black & Decker, Incorporated; and utilities company Atmos Energy Corporation. Notably, there was a pattern of some movement into more defensive, staples-type companies. In order to make room for these holdings, we eliminated consumer discretionary holding Extended Stay America, Incorporated; financials companies Synchrony Financial and TCF Financial Corporation; health care company Hill-Rom Holdings, Incorporated; industrials companies Donaldson Company, Incorporated, Eaton Corporation plc, Hexcel
Corporation, Johnson Controls International plc, and Snap-on Incorporated; and materials company Axalta Coating Systems Limited.
Ten largest holdings (%) as of September 30, 2021[1]
Helen of Troy Limited	3.89
Arrow Electronics Incorporated	3.47
Gildan Activewear Incorporated	3.44
FirstCash Financial Services Incorporated	3.39
Fidelity National Financial Incorporated	3.29
Leidos Holdings Incorporated	3.13
AerCap Holdings NV	3.10
IAA Incorporated	3.09
Arch Capital Group Limited	3.07
Gentex Corporation	2.98
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The five largest stock contributors to the Fund’s return were led by consumer discretionary company American Eagle Outfitters, Incorporated.
American Eagle Outfitters, Incorporated, a leading teen and young adult retailer, benefited from strong margin performance and impressive demand trends in its Aerie concept. AerCap Holdings N.V., the largest independent aircraft lessor, has done well as global air travel entered the early stages of a recovery and investors began to appreciate the stability of the aircraft leasing business model. Gildan Activewear Incorporated, the largest basic apparel manufacturer, has seen demand begin to return for its core imprintable garments, as well as the emergence of new channels of demand. The company also continues to win share in the U.S. underwear category. More meaningfully, Gildan has delivered on its margin-improvement goals, pushing current earnings power to pre-pandemic levels and normal earnings power higher. TCF Financial Corporation and Synchrony Financial were the fourth- and fifth-largest contributors, respectively. From a positioning standpoint, the

8  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)
Fund benefited from the underweight to utilities and the overweight to financials.
The five largest detractors from the Fund were balanced across multiple sectors, with insurance company RenaissanceRe Holdings Limited having the most negative impact on the Fund.
RenaissanceRe Holdings Limited, a Bermuda-based catastrophe and specialty reinsurer, suffered from the active natural catastrophe environment, which caused continued investor concerns over the impact of climate change on the reinsurance industry. Dentsply Sirona, the world’s largest manufacturer of professional dental products and technologies, and PACCAR, a manufacturer of heavy- and medium-duty commercial vehicles and powertrain components, were both initiated near the end of the period during an up market and underperformed during that brief period. Hasbro, Incorporated, and Ingredion Incorporated were the fourth- and fifth-largest detractors, respectively. From a positioning standpoint, the Fund’s underweight to energy and overweights to industrials and health care were headwinds.
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Outlook
Having spent the past year pricing in an economic recovery propelled by reopening and massive fiscal and monetary stimulus, markets are now grappling with the shape of the post-pandemic landscape. In particular, the question of whether current rates of inflation are transitory—caused by temporary supply chain disruptions—or if they reflect deeper structural issues has increasingly dominated investors’ thinking.
The prospect of persistent inflation raises questions markets have not faced in decades, and absent a ready playbook, the markets are likely to react strongly to suggestive data points and become even more volatile. Elevated valuations and Washington’s characteristically chaotic approach to policymaking further enhance the possibility of a bumpy ride. Faced with this uncertainty, our focus remains on using short-term volatility to acquire attractively valued businesses that have the balance sheets to weather short-term supply disruptions and the competitive positions to prosper in a more difficult inflationary environment. While this approach does not yield results in every quarter, it has been key to the strategy’s long-term success.

Wells Fargo C&B Mid Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,018.51	$ 6.27	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$ 6.28	1.24%
Class C
Actual	$1,000.00	$1,014.75	$10.05	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	$10.05	1.99%
Class R6
Actual	$1,000.00	$1,020.84	$ 4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$ 4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,019.12	$ 5.82	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$ 5.82	1.15%
Institutional Class
Actual	$1,000.00	$1,020.43	$ 4.56	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$ 4.56	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo C& B Mid Cap Value Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 99.77%
Communication services: 2.09%
Media: 2.09%
Omnicom Group Incorporated	203,450	$ 14,741,987
Consumer discretionary: 17.28%
Auto components: 2.98%
Gentex Corporation	635,500	20,958,790
Household durables: 5.56%
Helen of Troy Limited †	122,050	27,422,194
Whirlpool Corporation	57,700	11,762,722
		39,184,916
Leisure products: 1.48%
Hasbro Incorporated	116,920	10,431,602
Specialty retail: 2.25%
American Eagle Outfitters Incorporated	615,530	15,880,674
Textiles, apparel & luxury goods: 5.01%
Gildan Activewear Incorporated	664,330	24,254,688
HanesBrands Incorporated	644,600	11,061,336
		35,316,024
Consumer staples: 2.53%
Food products: 2.53%
General Mills Incorporated	178,100	10,653,942
Ingredion Incorporated	80,920	7,202,689
		17,856,631
Energy: 1.81%
Oil, gas & consumable fuels: 1.81%
The Williams Companies Incorporated	491,200	12,741,728
Financials: 24.78%
Banks: 0.91%
Commerce Bancshares Incorporated	92,098	6,417,389
Capital markets: 2.28%
State Street Corporation	189,440	16,049,357
Consumer finance: 3.39%
FirstCash Financial Services Incorporated	272,760	23,866,500
Insurance: 16.28%
Alleghany Corporation †	27,100	16,921,511
Arch Capital Group Limited †	566,000	21,609,880
Fidelity National Financial Incorporated	511,800	23,205,012
Globe Life Incorporated	189,800	16,897,894
Progressive Corporation	152,394	13,774,894
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Insurance (continued)
RenaissanceRe Holdings Limited	108,050	$ 15,062,170
The Allstate Corporation	57,100	7,269,401
		114,740,762
Thrifts & mortgage finance: 1.92%
Essent Group Limited	306,900	13,506,669
Health care: 11.27%
Health care equipment & supplies: 5.30%
Baxter International Incorporated	89,500	7,198,485
Dentsply Sirona Incorporated	231,000	13,409,550
Integra LifeSciences Holdings Corporation †	244,660	16,754,317
		37,362,352
Health care providers & services: 1.05%
Laboratory Corporation of America Holdings †	26,150	7,359,656
Life sciences tools & services: 2.87%
Syneos Health Incorporated †	231,400	20,242,872
Pharmaceuticals: 2.05%
Perrigo Company plc	305,170	14,443,696
Industrials: 26.91%
Aerospace & defense: 4.07%
BWX Technologies Incorporated	295,950	15,939,867
Huntington Ingalls Industries Incorporated	66,000	12,741,960
		28,681,827
Building products: 1.57%
Armstrong World Industries Incorporated	115,990	11,073,565
Commercial services & supplies: 3.89%
IAA Incorporated †	398,830	21,764,153
Steelcase Incorporated Class A	445,000	5,642,600
		27,406,753
Electrical equipment: 2.52%
Acuity Brands Incorporated	49,000	8,495,129
AMETEK Incorporated	74,400	9,226,344
		17,721,473
Machinery: 8.63%
Colfax Corporation †	405,122	18,595,100
Gates Industrial Corporation plc †	450,000	7,321,500
PACCAR Incorporated	119,000	9,391,480
Stanley Black & Decker Incorporated	61,250	10,737,738
Woodward Incorporated	130,550	14,778,260
		60,824,078
Professional services: 3.13%
Leidos Holdings Incorporated	229,200	22,032,996
Trading companies & distributors: 3.10%
AerCap Holdings NV †	377,900	21,846,399
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C& B Mid Cap Value Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Information technology: 7.93%
Electronic equipment, instruments & components: 5.00%
Arrow Electronics Incorporated †	217,306	$ 24,401,291
TE Connectivity Limited	78,590	10,784,120
		35,185,411
IT services: 1.65%
Amdocs Limited	153,600	11,629,056
Semiconductors & semiconductor equipment: 1.28%
MKS Instruments Incorporated	59,760	9,018,382
Materials: 2.14%
Metals & mining: 1.32%
Reliance Steel & Aluminum Company	65,150	9,278,663
Paper & forest products: 0.82%
Schweitzer-Mauduit International Incorporated	166,200	5,760,492
Real estate: 0.83%
Real estate management & development: 0.83%
CBRE Group Incorporated Class A †	60,100	5,851,336
Utilities: 2.20%
Gas utilities: 2.20%
Atmos Energy Corporation	175,820	15,507,324
Total Common stocks (Cost $556,787,956)		702,919,360

		Yield
Short-term investments: 0.94%
Investment companies: 0.94%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	6,643,193	6,643,193
Total Short-term investments (Cost $6,643,193)				6,643,193
Total investments in securities (Cost $563,431,149)	100.71%			709,562,553
Other assets and liabilities, net	(0.71)			(5,026,517)
Total net assets	100.00%			$704,536,036

†	Non-income earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 38,771,400	$ (38,771,400)	$0	$0	$ 0	0	$ 183#
Wells Fargo Government Money Market Fund Select Class	10,498,142	238,581,529	(242,436,478)	0	0	6,643,193	6,643,193	7,174
				$0	$0	$6,643,193		$7,357

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C& B Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $556,787,956)	$ 702,919,360
Investments in affiliated securites, at value (cost $6,643,193)	6,643,193
Receivable for Fund shares sold	818,437
Receivable for dividends	354,057
Receivable for investments sold	239,150
Receivable for securities lending income, net	1,250
Prepaid expenses and other assets	78,960
Total assets	711,054,407
Liabilities
Payable for investments purchased	5,789,080
Management fee payable	437,585
Payable for Fund shares redeemed	182,274
Administration fees payable	85,439
Distribution fee payable	2,682
Trustees’ fees and expenses payable	402
Overdraft due to custodian bank	12
Accrued expenses and other liabilities	20,897
Total liabilities	6,518,371
Total net assets	$704,536,036
Net assets consist of
Paid-in capital	$ 509,585,232
Total distributable earnings	194,950,804
Total net assets	$704,536,036
Computation of net asset value and offering price per share
Net assets – Class A	$ 138,604,134
Shares outstanding – Class A1	2,862,117
Net asset value per share – Class A	$48.43
Maximum offering price per share – Class A2	$51.38
Net assets – Class C	$ 4,240,036
Shares outstanding – Class C1	94,845
Net asset value per share – Class C	$44.70
Net assets – Class R6	$ 21,853,058
Shares outstanding – Class R6[1]	446,212
Net asset value per share – Class R6	$48.97
Net assets – Administrator Class	$ 25,616,529
Shares outstanding – Administrator Class[1]	522,512
Net asset value per share – Administrator Class	$49.03
Net assets – Institutional Class	$ 514,222,279
Shares outstanding – Institutional Class[1]	10,509,445
Net asset value per share – Institutional Class	$48.93
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  15

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $24,016)	$ 8,188,394
Income from affiliated securities	9,331
Total investment income	8,197,725
Expenses
Management fee	4,723,338
Administration fees
Class A	283,893
Class C	8,674
Class R6	5,316
Administrator Class	34,868
Institutional Class	585,664
Shareholder servicing fees
Class A	337,967
Class C	10,326
Administrator Class	66,942
Distribution fee
Class C	30,765
Custody and accounting fees	22,448
Professional fees	42,111
Registration fees	106,937
Shareholder report expenses	82,326
Trustees’ fees and expenses	19,272
Other fees and expenses	13,984
Total expenses	6,374,831
Less: Fee waivers and/or expense reimbursements
Class A	(10,626)
Class C	(178)
Class R6	(3,410)
Administrator Class	(5,233)
Institutional Class	(89,206)
Net expenses	6,266,178
Net investment income	1,931,547
Realized and unrealized gains (losses) on investments
Net realized gains on investments	63,781,946
Net change in unrealized gains (losses) on investments	119,031,625
Net realized and unrealized gains (losses) on investments	182,813,571
Net increase in net assets resulting from operations	$184,745,118
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C& B Mid Cap Value Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 1,931,547		$ 2,315,458
Net realized gains (losses) on investments		63,781,946		(13,737,886)
Net change in unrealized gains (losses) on investments		119,031,625		(31,020,572)
Net increase (decrease) in net assets resulting from operations		184,745,118		(42,443,000)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(227,113)		(3,368,775)
Class C		0		(116,894)
Class R6		(81,410)		(485,361)
Administrator Class		(56,758)		(945,399)
Institutional Class		(1,735,542)		(8,727,328)
Total distributions to shareholders		(2,100,823)		(13,643,757)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	266,477	11,903,917	960,999	33,921,828
Class C	62,834	2,564,058	27,501	911,966
Class R6	174,904	8,622,402	81,470	2,854,895
Administrator Class	94,814	4,369,994	317,699	12,268,162
Institutional Class	4,488,272	206,320,931	7,166,530	244,342,104
		233,781,302		294,298,955
Reinvestment of distributions
Class A	5,249	219,839	79,402	3,248,552
Class C	0	0	2,989	113,505
Class R6	1,185	50,016	6,228	257,557
Administrator Class	1,331	56,369	22,658	938,447
Institutional Class	41,072	1,733,252	210,740	8,708,954
		2,059,476		13,267,015
Payment for shares redeemed
Class A	(459,731)	(20,683,839)	(686,660)	(23,231,821)
Class C	(68,723)	(2,762,614)	(53,935)	(1,754,560)
Class R6	(79,525)	(3,851,168)	(115,303)	(4,078,132)
Administrator Class	(254,333)	(11,616,949)	(258,443)	(8,985,442)
Institutional Class	(3,100,252)	(134,469,367)	(4,458,883)	(151,411,494)
		(173,383,937)		(189,461,449)
Net increase in net assets resulting from capital share transactions		62,456,841		118,104,521
Total increase in net assets		245,101,136		62,017,764
Net assets
Beginning of period		459,434,900		397,417,136
End of period		$ 704,536,036		$ 459,434,900
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$34.40	$39.67	$37.88	$35.07	$29.27
Net investment income (loss)	0.03	0.10 [1]	0.16	0.06	(0.00) [1,2]
Net realized and unrealized gains (losses) on investments	14.08	(4.21)	1.69	2.75	5.82
Total from investment operations	14.11	(4.11)	1.85	2.81	5.82
Distributions to shareholders from
Net investment income	(0.08)	(0.15)	(0.06)	(0.00) [3]	(0.02)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.08)	(1.16)	(0.06)	(0.00) [3]	(0.02)
Net asset value, end of period	$48.43	$34.40	$39.67	$37.88	$35.07
Total return[4]	41.04%	(10.81)%	4.91%	8.02%	19.89%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.27%	1.29%	1.29%	1.30%
Net expenses	1.24%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.05%	0.29%	0.43%	0.16%	(0.00)%
Supplemental data
Portfolio turnover rate	47%	45%	42%	39%	54%
Net assets, end of period (000s omitted)	$138,604	$104,922	$106,975	$111,354	$115,258

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C& B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$31.94	$36.98	$35.51	$33.12	$27.83
Net investment loss	(0.30) [1]	(0.16) [1]	(0.12) [1]	(0.20) [1]	(0.26) [1]
Net realized and unrealized gains (losses) on investments	13.06	(3.87)	1.59	2.59	5.55
Total from investment operations	12.76	(4.03)	1.47	2.39	5.29
Distributions to shareholders from
Net realized gains	0.00	(1.01)	0.00	0.00	0.00
Net asset value, end of period	$44.70	$31.94	$36.98	$35.51	$33.12
Total return[2]	39.98%	(11.32)%	4.14%	7.22%	19.01%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.04%	2.04%	2.05%
Net expenses	1.99%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(0.72)%	(0.47)%	(0.36)%	(0.59)%	(0.74)%
Supplemental data
Portfolio turnover rate	47%	45%	42%	39%	54%
Net assets, end of period (000s omitted)	$4,240	$3,217	$4,592	$8,371	$8,567

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$34.77	$40.06	$38.27	$37.39
Net investment income	0.24	0.27	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	14.20	(4.25)	1.67	0.80
Total from investment operations	14.44	(3.98)	2.02	0.88
Distributions to shareholders from
Net investment income	(0.24)	(0.30)	(0.23)	0.00
Net realized gains	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(0.24)	(1.31)	(0.23)	0.00
Net asset value, end of period	$48.97	$34.77	$40.06	$38.27
Total return[3]	41.66%	(10.42)%	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.86%	0.86%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment income	0.49%	0.73%	0.95%	1.24%
Supplemental data
Portfolio turnover rate	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$21,853	$12,156	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo C& B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$34.80	$40.14	$38.35	$35.52	$29.63
Net investment income	0.07 [1]	0.14 [1]	0.20 [1]	0.10 [1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	14.25	(4.27)	1.70	2.78	5.89
Total from investment operations	14.32	(4.13)	1.90	2.88	5.93
Distributions to shareholders from
Net investment income	(0.09)	(0.20)	(0.11)	(0.05)	(0.04)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.09)	(1.21)	(0.11)	(0.05)	(0.04)
Net asset value, end of period	$49.03	$34.80	$40.14	$38.35	$35.52
Total return	41.19%	(10.74)%	5.03%	8.13%	20.02%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.21%	1.21%	1.22%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.14%	0.38%	0.53%	0.26%	0.12%
Supplemental data
Portfolio turnover rate	47%	45%	42%	39%	54%
Net assets, end of period (000s omitted)	$25,617	$23,691	$24,036	$20,960	$21,267

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$34.74	$40.04	$38.26	$35.41	$29.53
Net investment income	0.19	0.23 [1]	0.28	0.19	0.16
Net realized and unrealized gains (losses) on investments	14.20	(4.25)	1.70	2.78	5.82
Total from investment operations	14.39	(4.02)	1.98	2.97	5.98
Distributions to shareholders from
Net investment income	(0.20)	(0.27)	(0.20)	(0.12)	(0.10)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.20)	(1.28)	(0.20)	(0.12)	(0.10)
Net asset value, end of period	$48.93	$34.74	$40.04	$38.26	$35.41
Total return	41.55%	(10.52)%	5.29%	8.41%	20.30%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.96%	0.96%	0.97%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.39%	0.64%	0.79%	0.56%	0.37%
Supplemental data
Portfolio turnover rate	47%	45%	42%	39%	54%
Net assets, end of period (000s omitted)	$514,222	$315,449	$246,702	$200,335	$105,550

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for November 24, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund

Wells Fargo C&B Mid Cap Value Fund  |  23

Notes to financial statements
receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $572,661,091 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$143,612,987
Gross unrealized losses	(6,711,525)
Net unrealized gains	$136,901,462
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 14,741,987	$0	$0	$ 14,741,987
Consumer discretionary	121,772,006	0	0	121,772,006
Consumer staples	17,856,631	0	0	17,856,631
Energy	12,741,728	0	0	12,741,728
Financials	174,580,677	0	0	174,580,677
Health care	79,408,576	0	0	79,408,576
Industrials	189,587,091	0	0	189,587,091
Information technology	55,832,849	0	0	55,832,849
Materials	15,039,155	0	0	15,039,155
Real estate	5,851,336	0	0	5,851,336
Utilities	15,507,324	0	0	15,507,324
Short-term investments
Investment companies	6,643,193	0	0	6,643,193
Total assets	$709,562,553	$0	$0	$709,562,553
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

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Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of the Allspring Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

26  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements
Expense ratio caps
Class A	1.25%
Class C	2.00
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $3,136 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $349,915,437 and $280,015,208, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Wells Fargo C&B Mid Cap Value Fund  |  27

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$2,100,823	$5,458,221
Long-term capital gain	0	8,185,536
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,100,303	$48,949,039	$136,901,462
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the financials and industrials sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

28  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements
Pending shareholder approval at a Special Meeting of Shareholders expected to be held on November 24, 2021, the investment management and subadvisory agreements were replaced with interim agreements on November 1, 2021 at the same management and subadvisory fee rates. A new investment management and a new subadvisory agreement will become effective upon shareholder approval.

Wells Fargo C&B Mid Cap Value Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

30  |  Wells Fargo C& B Mid Cap Value Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 90% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $1,973,109 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $46,486 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo C&B Mid Cap Value Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo C& B Mid Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo C&B Mid Cap Value Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Wells Fargo C& B Mid Cap Value Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management, which would be considered to be an assignment that would result in the termination of the Management Agreement. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds

Wells Fargo C&B Mid Cap Value Fund  |  35

Board considerations (unaudited)
Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review and lower than the average investment performance of the Universe for the one- and five-year periods. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Value Index, for all periods under review except for the one-year period, which was lower than its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer term periods.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis, and it discussed and accepted Funds Management’s proposal to amend the Subadvisory Agreement to reduce the subadvisory fees paid by Funds Management to the Sub-Adviser.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints.
The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

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Board considerations (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

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Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo C&B Mid Cap Value Fund  |  45

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00192 09-21
A228/AR228 09-21

Annual Report
September 30, 2021
Wells Fargo Common Stock Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Common Stock Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Common Stock Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Common Stock Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA®‡, Garth B. Newport, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCSAX)	11-30-2000	35.51	11.73	13.21	43.77	13.06	13.89	1.27	1.26
Class C (STSAX)	11-30-2000	41.64	12.29	13.07	42.64	12.29	13.07	2.02	2.01
Class R6 (SCSRX)[3]	6-28-2013	–	–	–	44.37	13.52	14.36	0.84	0.83
Administrator Class (SCSDX)	7-30-2010	–	–	–	43.96	13.61	14.25	1.19	1.10
Institutional Class (SCNSX)	7-30-2010	–	–	–	44.32	13.50	14.33	0.94	0.85
Russell 2500™ Index[4]	–	–	–	–	45.03	14.25	15.27	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.83% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Common Stock Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund lagged its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2021.
■	Stock selection in financials and real estate, in addition to the Fund’s underweight to the outperforming energy sector, were the leading detractors from performance over the period.
■	Stock selection in consumer discretionary and health care were the leading contributors to performance for the period.
Strong post-pandemic recovery was dampened by uncertainty.
The U.S. equity market continued its recovery from the pandemic during the period as the vaccine rollout, continued economic support from the U.S. Federal Reserve (Fed), and pent-up consumer demand helped markets march higher. The Fund’s benchmark, the Russell 2500TM Index, gained 45.03% for the 12-month period. More economically sensitive sectors, including energy, financials, and consumer discretionary, were the best-performing sectors in the benchmark, while utilities, health care, and consumer staples declined the most. Market volatility increased during the final month of the period, reminding all of us the transition to a post-pandemic normal isn’t always going to be smooth. Further, the continued uncertainty around government spending, proposed infrastructure bills, and potential tax reform led to a pullback in the market near the end of the period. The Fed also confirmed market expectations that it will begin to reduce quantitative easing (QE) before year-end. However, the pace that QE will be reduced is still uncertain, as the Fed has remained committed to supporting the economy as the economic recovery continues.
Ten largest holdings (%) as of September 30, 2021[1]
Bio-Rad Laboratories Incorporated Class A	2.31
Sun Communities Incorporated	2.10
Carlisle Companies Incorporated	1.97
Masonite International Corporation	1.96
ON Semiconductor Corporation	1.92
LivaNova plc	1.89
Marvell Technology Incorporated	1.81
Atkore International Incorporated	1.77
VICI Properties Incorporated	1.71
United Rentals Incorporated	1.68
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio changes were modest over the period. The team added to relative sector weights in consumer staples, consumer discretionary, and materials. The team trimmed relative sector weights in financials, information technology (IT), and real estate. Leading sector overweight positions included industrials, IT, and consumer discretionary versus the benchmark. Leading sector underweight positions included energy, health care, and financials.
Among sectors, consumer discretionary and health care were leading contributors to performance. Consumer discretionary was a contributor due to stock selection. The largest contributor was Dana Incorporated, a leading supplier of drivetrain and electrified propulsion systems, as the company benefited from improving end-market demand and is well positioned with opportunities in commercial vehicle and off-highway electrification. In the health care sector, stock selection and an underweight to the underperforming sector were contributors to performance. LivaNova PLC, a medical device manufacturer, was among leading performers as underlying market trends continued to improve and management raised its 2021 earnings guidance.
Among sectors, energy and real estate were the leading detractors from performance. Energy was the largest detractor from performance due to the Fund’s underweight to the outperforming sector. The sector continued its strong performance coming out of the pandemic as global demand recovered. Real estate was a detractor due to stock selection. Detractors included SBA Communications Corporation, a leading owner and operator of wireless communications infrastructure, and CoreSite Realty Corporation, a provider of data center, cloud access, and interconnection solutions.
The U.S. economy has the potential to sustain above-trend growth into 2022, although growth off of a low pandemic base has begun to slow. On the vaccine front, greater vaccine access is a positive for a more complete economic recovery in the quarters ahead, although the Delta variant continues to put a wedge in recovery expectations. The Fed looks poised to start tapering its asset purchases around the end of 2021, although the timing of the first rate hike will hinge on what happens to inflation and the economy over the coming months and quarters. If inflation proves to be transitory and drops below the Fed’s 2% target, a liftoff in rates may prove to be several quarters out. Further, fiscal stimulus negotiations out of Washington continue to be in focus. Potential tax provisions in these bills are likely to be the most

8  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)
impactful for the markets; however, Democrats need nearly all the votes in their party to pass any bill. As a result of continued back and forth rhetoric, the market may experience heightened volatility in the months ahead.
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We continue to feel comfortable with our portfolio positioning. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style agnostic focus and private market value process provide access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. This leads to balanced, all-weather portfolios that can navigate through the market cycle.

Wells Fargo Common Stock Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,056.13	$ 6.34	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$ 6.23	1.23%
Class C
Actual	$1,000.00	$1,051.74	$10.13	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$ 9.95	1.97%
Class R6
Actual	$1,000.00	$1,058.52	$ 4.23	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$ 4.15	0.82%
Administrator Class
Actual	$1,000.00	$1,056.91	$ 5.67	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$ 5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,057.92	$ 4.39	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$ 4.31	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 97.95%
Communication services: 0.79%
Interactive media & services: 0.79%
Bumble Incorporated Class A †	171,203	$ 8,556,726
Consumer discretionary: 13.74%
Auto components: 1.13%
Dana Incorporated	550,064	12,233,423
Diversified consumer services: 1.86%
Houghton Mifflin Harcourt Company †	663,132	8,905,863
Service Corporation International	187,338	11,288,988
		20,194,851
Hotels, restaurants & leisure: 2.46%
Jack In The Box Incorporated	131,796	12,827,705
Planet Fitness Incorporated Class A †	176,797	13,887,404
		26,715,109
Household durables: 1.20%
Mohawk Industries Incorporated †	73,266	12,997,388
Internet & direct marketing retail: 2.35%
Revolve Group Incorporated †	272,397	16,825,963
The RealReal Incorporated †	659,015	8,685,818
		25,511,781
Specialty retail: 3.90%
Burlington Stores Incorporated †	57,402	16,277,485
Tractor Supply Company	56,573	11,462,256
Ulta Beauty Incorporated †	40,210	14,512,593
		42,252,334
Textiles, apparel & luxury goods: 0.84%
Levi Strauss & Company Class A	371,793	9,112,646
Consumer staples: 3.91%
Food products: 1.30%
Nomad Foods Limited †	513,461	14,150,985
Household products: 1.10%
Church & Dwight Company Incorporated	144,086	11,897,181
Personal products: 1.51%
e.l.f. Beauty Incorporated †	384,686	11,175,128
The Honest Company Incorporated †«	504,768	5,239,492
		16,414,620
Financials: 11.25%
Banks: 1.87%
Pinnacle Financial Partners Incorporated	113,978	10,723,050
Sterling Bancorp	384,621	9,600,140
		20,323,190
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Capital markets: 2.26%
Cboe Global Markets Incorporated	128,045	$ 15,859,654
Raymond James Financial Incorporated	93,293	8,609,032
		24,468,686
Consumer finance: 1.12%
Discover Financial Services	98,682	12,123,084
Insurance: 5.05%
Arch Capital Group Limited †	365,162	13,941,885
Axis Capital Holdings Limited	266,737	12,280,571
CNO Financial Group Incorporated	352,307	8,293,307
First American Financial Corporation	116,754	7,828,356
Reinsurance Group of America Incorporated	111,597	12,416,282
		54,760,401
Thrifts & mortgage finance: 0.95%
Essent Group Limited	233,666	10,283,641
Health care: 11.04%
Biotechnology: 0.60%
Neurocrine Biosciences Incorporated †	45,800	4,392,678
Sage Therapeutics Incorporated †	48,590	2,153,023
		6,545,701
Health care equipment & supplies: 4.08%
Haemonetics Corporation †	144,063	10,169,407
Integer Holdings Corporation †	151,577	13,541,889
LivaNova plc †	258,751	20,490,492
		44,201,788
Health care providers & services: 3.20%
HealthEquity Incorporated †	225,923	14,630,773
Humana Incorporated	30,832	11,998,273
Laboratory Corporation of America Holdings †	28,649	8,062,975
		34,692,021
Health care technology: 0.33%
Schrodinger Incorporated †	65,532	3,583,290
Life sciences tools & services: 2.83%
Bio-Rad Laboratories Incorporated Class A †	33,507	24,994,547
Codexis Incorporated †	244,032	5,676,184
		30,670,731
Industrials: 22.06%
Aerospace & defense: 1.15%
MTU Aero Engines AG	55,469	12,470,634
Building products: 7.98%
Armstrong World Industries Incorporated	165,499	15,800,190
Carlisle Companies Incorporated	107,649	21,399,545
Masonite International Corporation †	200,349	21,263,039
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Building products (continued)
Rexnord Corporation	253,083	$ 16,270,706
The AZEK Company Incorporated †	322,035	11,763,939
		86,497,419
Commercial services & supplies: 3.53%
IAA Incorporated †	272,976	14,896,300
Republic Services Incorporated	111,222	13,353,313
Stericycle Incorporated †	147,648	10,035,635
		38,285,248
Construction & engineering: 0.94%
APi Group Corporation †	498,117	10,136,681
Electrical equipment: 3.05%
Atkore International Incorporated †	220,541	19,169,424
Sensata Technologies Holding plc †	254,291	13,914,804
		33,084,228
Machinery: 1.41%
Ingersoll Rand Incorporated †	303,035	15,275,994
Professional services: 1.09%
Dun & Bradstreet Holdings Incorporated †	705,208	11,854,546
Trading companies & distributors: 2.91%
Air Lease Corporation	338,159	13,303,175
United Rentals Incorporated †	52,024	18,256,782
		31,559,957
Information technology: 19.36%
IT services: 3.33%
EVO Payments Incorporated Class A †	532,875	12,618,480
Genpact Limited	317,158	15,068,177
Paya Holdings Incorporated Class A †	775,393	8,428,522
		36,115,179
Semiconductors & semiconductor equipment: 4.76%
Brooks Automation Incorporated	108,562	11,111,321
Marvell Technology Incorporated	324,983	19,599,725
ON Semiconductor Corporation †	455,801	20,862,012
		51,573,058
Software: 11.27%
8x8 Incorporated †	560,005	13,098,517
Black Knight Incorporated †	208,622	15,020,784
Fair Isaac Corporation †	29,696	11,816,929
Instructure Holdings Incorporated †«	561,491	12,684,082
Mimecast Limited †	260,193	16,548,275
New Relic Incorporated †	79,795	5,726,887
Pagerduty Incorporated †	310,853	12,875,531
Riskfied Limited Class A †	237,363	5,414,250
SPS Commerce Incorporated †	69,277	11,175,073
Zendesk Incorporated †	153,142	17,824,197
		122,184,525
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  13

Portfolio of investments—September 30, 2021

	Shares	Value
Materials: 6.57%
Chemicals: 3.97%
Ashland Global Holdings Incorporated	177,494	$ 15,818,265
Quaker Chemical Corporation	53,755	12,778,639
Westlake Chemical Corporation	158,602	14,454,986
		43,051,890
Containers & packaging: 1.35%
Crown Holdings Incorporated	145,541	14,667,622
Metals & mining: 1.25%
Steel Dynamics Incorporated	230,991	13,508,354
Real estate: 9.23%
Equity REITs: 9.23%
American Homes 4 Rent Class A	272,307	10,380,343
CoreSite Realty Corporation	107,536	14,898,037
Four Corners Property Trust Incorporated	277,583	7,455,879
Life Storage Incorporated	78,637	9,022,809
SBA Communications Corporation	51,485	17,019,396
Sun Communities Incorporated	123,264	22,816,166
VICI Properties Incorporated	650,545	18,481,983
		100,074,613
Total Common stocks (Cost $712,189,271)		1,062,029,525

Investment companies: 1.22%
Exchange-traded funds: 1.22%
SPDR S&P Biotech ETF «	105,436	13,254,360
Total Investment companies (Cost $7,461,832)		13,254,360

		Yield
Short-term investments: 1.75%
Investment companies: 1.75%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	9,154,560	9,154,560
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	9,767,019	9,767,019
Total Short-term investments (Cost $18,921,579)				18,921,579
Total investments in securities (Cost $738,572,682)	100.92%			1,094,205,464
Other assets and liabilities, net	(0.92)			(10,001,969)
Total net assets	100.00%			$1,084,203,495

†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$14,083,400	$216,101,381	$(221,030,221)	$0	$0	$ 9,154,560	9,154,560	$ 9,484#
Wells Fargo Government Money Market Fund Select Class	1,768,345	345,007,673	(337,008,999)	0	0	9,767,019	9,767,019	2,378
				$0	$0	$18,921,579		$11,862

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  15

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $8,884,358 of securities loaned), at value (cost $719,651,103)	$ 1,075,283,885
Investments in affiliated securites, at value (cost $18,921,579)	18,921,579
Receivable for dividends	706,220
Receivable for Fund shares sold	134,607
Receivable for securities lending income, net	11,757
Total assets	1,095,058,048
Liabilities
Payable upon receipt of securities loaned	9,154,560
Management fee payable	702,336
Payable for Fund shares redeemed	454,868
Administration fees payable	181,579
Distribution fee payable	1,452
Trustees’ fees and expenses payable	352
Accrued expenses and other liabilities	359,406
Total liabilities	10,854,553
Total net assets	$1,084,203,495
Net assets consist of
Paid-in capital	$ 574,961,952
Total distributable earnings	509,241,543
Total net assets	$1,084,203,495
Computation of net asset value and offering price per share
Net assets – Class A	$ 945,398,678
Shares outstanding – Class A1	38,653,263
Net asset value per share – Class A	$24.46
Maximum offering price per share – Class A2	$25.95
Net assets – Class C	$ 2,404,752
Shares outstanding – Class C1	155,609
Net asset value per share – Class C	$15.45
Net assets – Class R6	$ 35,279,936
Shares outstanding – Class R6[1]	1,336,007
Net asset value per share – Class R6	$26.41
Net assets – Administrator Class	$ 2,918,019
Shares outstanding – Administrator Class[1]	113,859
Net asset value per share – Administrator Class	$25.63
Net assets – Institutional Class	$ 98,202,110
Shares outstanding – Institutional Class[1]	3,734,294
Net asset value per share – Institutional Class	$26.30
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Common Stock Fund

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $17,206)	$ 7,574,555
Income from affiliated securities	165,653
Total investment income	7,740,208
Expenses
Management fee	8,174,791
Administration fees
Class A	1,919,258
Class C	5,631
Class R6	10,597
Administrator Class	3,897
Institutional Class	138,349
Shareholder servicing fees
Class A	2,284,831
Class C	6,689
Administrator Class	7,495
Distribution fee
Class C	19,706
Custody and accounting fees	47,369
Professional fees	53,909
Registration fees	64,915
Shareholder report expenses	39,079
Trustees’ fees and expenses	19,272
Other fees and expenses	20,195
Total expenses	12,815,983
Less: Fee waivers and/or expense reimbursements
Class A	(192,402)
Class C	(49)
Class R6	(214)
Administrator Class	(2,193)
Institutional Class	(78,565)
Net expenses	12,542,560
Net investment loss	(4,802,352)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	203,359,423
Net change in unrealized gains (losses) on investments	163,798,610
Net realized and unrealized gains (losses) on investments	367,158,033
Net increase in net assets resulting from operations	$362,355,681
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  17

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment loss		$ (4,802,352)		$ (664,027)
Payment from affiliate		0		50,779
Net realized gains on investments		203,359,423		27,866,230
Net change in unrealized gains (losses) on investments		163,798,610		(71,534,111)
Net increase (decrease) in net assets resulting from operations		362,355,681		(44,281,129)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,250,405)		(106,772,268)
Class C		(198,543)		(1,096,288)
Class R6		(1,470,087)		(4,612,059)
Administrator Class		(144,145)		(452,132)
Institutional Class		(4,334,480)		(18,968,188)
Total distributions to shareholders		(47,397,660)		(131,900,935)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	498,107	11,395,288	829,934	14,670,933
Class C	17,699	254,296	30,986	364,118
Class R6	256,338	6,353,621	435,113	8,658,699
Administrator Class	33,690	750,889	40,426	781,386
Institutional Class	612,736	14,909,575	936,815	17,943,308
		33,663,669		42,418,444
Reinvestment of distributions
Class A	1,909,343	39,351,568	5,292,160	101,875,798
Class C	14,844	194,453	74,887	945,077
Class R6	65,677	1,456,720	222,029	4,582,449
Administrator Class	6,031	130,085	20,980	414,636
Institutional Class	189,157	4,178,481	903,544	18,584,525
		45,311,307		126,402,485
Payment for shares redeemed
Class A	(4,162,369)	(93,186,950)	(7,019,117)	(123,527,409)
Class C	(135,039)	(1,857,466)	(386,221)	(4,798,830)
Class R6	(427,869)	(10,640,310)	(826,169)	(14,778,156)
Administrator Class	(45,790)	(1,112,388)	(107,155)	(1,980,852)
Institutional Class	(3,682,134)	(84,645,028)	(2,368,945)	(43,202,567)
		(191,442,142)		(188,287,814)
Net decrease in net assets resulting from capital share transactions		(112,467,166)		(19,466,885)
Total increase (decrease) in net assets		202,490,855		(195,648,949)
Net assets
Beginning of period		881,712,640		1,077,361,589
End of period		$1,084,203,495		$ 881,712,640
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.88	$21.07	$24.58	$24.06	$21.50
Net investment loss	(0.12)	(0.03)	(0.01)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments	7.75	(0.52)	(0.20)	3.10	3.48
Total from investment operations	7.63	(0.55)	(0.21)	3.06	3.39
Distributions to shareholders from
Net investment income	0.00	(0.00) [1]	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Total distributions to shareholders	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Net asset value, end of period	$24.46	$17.88	$21.07	$24.58	$24.06
Total return[2]	43.77%	(3.48)%	0.91%	13.62%	16.10%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.27%	1.26%	1.25%	1.25%
Net expenses	1.23%	1.23%	1.26%	1.25%	1.25%
Net investment loss	(0.50)%	(0.14)%	(0.03)%	(0.18)%	(0.38)%
Supplemental data
Portfolio turnover rate	48%	61%	40%	33%	35%
Net assets, end of period (000s omitted)	$945,399	$722,547	$870,369	$971,731	$942,596

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.70	$14.72	$18.40	$18.75	$17.04
Net investment loss	(0.18) [1]	(0.11) [1]	(0.11) [1]	(0.17) [1]	(0.20) [1]
Payment from affiliate	0.00	0.05	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	4.98	(0.32)	(0.27)	2.36	2.74
Total from investment operations	4.80	(0.38)	(0.38)	2.19	2.54
Distributions to shareholders from
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Net asset value, end of period	$15.45	$11.70	$14.72	$18.40	$18.75
Total return[2]	42.64%	(3.88)% [3]	0.17%	12.74%	15.29%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.01%	2.00%	2.00%
Net expenses	1.99%	2.01%	2.01%	2.00%	2.00%
Net investment loss	(1.26)%	(0.92)%	(0.78)%	(0.94)%	(1.14)%
Supplemental data
Portfolio turnover rate	48%	61%	40%	33%	35%
Net assets, end of period (000s omitted)	$2,405	$3,020	$7,925	$16,541	$18,978

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.39% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.16	$22.39	$25.80	$25.03	$22.25
Net investment income (loss)	(0.02) [1]	0.05 [1]	0.09 [1]	0.05 [1]	0.01
Net realized and unrealized gains (losses) on investments	8.32	(0.56)	(0.20)	3.26	3.60
Total from investment operations	8.30	(0.51)	(0.11)	3.31	3.61
Distributions to shareholders from
Net investment income	0.00	(0.08)	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Total distributions to shareholders	(1.05)	(2.72)	(3.30)	(2.54)	(0.83)
Net asset value, end of period	$26.41	$19.16	$22.39	$25.80	$25.03
Total return	44.37%	(3.10)%	1.31%	14.12%	16.56%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.83%	0.82%	0.82%
Net expenses	0.82%	0.83%	0.83%	0.82%	0.82%
Net investment income (loss)	(0.09)%	0.27%	0.40%	0.20%	0.05%
Supplemental data
Portfolio turnover rate	48%	61%	40%	33%	35%
Net assets, end of period (000s omitted)	$35,280	$27,628	$36,069	$36,477	$115,641

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.67	$21.56	$25.04	$24.42	$21.78
Net investment income (loss)	(0.09) [1]	0.00 [1,2]	0.03	(0.01) [1]	(0.06) [1]
Payment from affiliate	0.00	0.32	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	8.10	(0.54)	(0.21)	3.17	3.53
Total from investment operations	8.01	(0.22)	(0.18)	3.16	3.47
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Total distributions to shareholders	(1.05)	(2.67)	(3.30)	(2.54)	(0.83)
Net asset value, end of period	$25.63	$18.67	$21.56	$25.04	$24.42
Total return	43.96%	(1.68)% [3]	1.03%	13.84%	16.26%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.18%	1.17%	1.17%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.36)%	0.01%	0.14%	(0.04)%	(0.27)%
Supplemental data
Portfolio turnover rate	48%	61%	40%	33%	35%
Net assets, end of period (000s omitted)	$2,918	$2,239	$3,572	$6,141	$6,336

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.69% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.09	$22.32	$25.73	$24.97	$22.20
Net investment income (loss)	(0.03) [1]	0.05 [1]	0.08 [1]	0.05 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	8.29	(0.56)	(0.19)	3.25	3.60
Total from investment operations	8.26	(0.51)	(0.11)	3.30	3.60
Distributions to shareholders from
Net investment income	0.00	(0.08)	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)
Total distributions to shareholders	(1.05)	(2.72)	(3.30)	(2.54)	(0.83)
Net asset value, end of period	$26.30	$19.09	$22.32	$25.73	$24.97
Total return	44.32%	(3.13)%	1.31%	14.12%	16.55%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.93%	0.92%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	(0.14)%	0.24%	0.37%	0.21%	0.02%
Supplemental data
Portfolio turnover rate	48%	61%	40%	33%	35%
Net assets, end of period (000s omitted)	$98,202	$126,279	$159,426	$172,197	$167,552

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on September 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.

24  |  Wells Fargo Common Stock Fund

Notes to financial statements
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Common Stock Fund  |  25

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $757,371,019 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$353,251,479
Gross unrealized losses	(16,417,034)
Net unrealized gains	$336,834,445
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$164,977	$(164,977)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Wells Fargo Common Stock Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 8,556,726	$ 0	$0	$ 8,556,726
Consumer discretionary	149,017,532	0	0	149,017,532
Consumer staples	42,462,786	0	0	42,462,786
Financials	121,959,002	0	0	121,959,002
Health care	119,693,531	0	0	119,693,531
Industrials	226,694,073	12,470,634	0	239,164,707
Information technology	209,872,762	0	0	209,872,762
Materials	71,227,866	0	0	71,227,866
Real estate	100,074,613	0	0	100,074,613
Investment companies	13,254,360	0	0	13,254,360
Short-term investments
Investment companies	18,921,579	0	0	18,921,579
Total assets	$1,081,734,830	$12,470,634	$0	$1,094,205,464
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Wells Fargo Common Stock Fund  |  27

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.26%
Class C	2.01
Class R6	0.83
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $1,965 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28  |  Wells Fargo Common Stock Fund

Notes to financial statements
Other transactions
On August 14, 2020, Class C and Administrator Class of the Fund was reimbursed by Allspring Funds Management in the amount of $12,380 and $38,399, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $500,583,177 and $672,263,184, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$1,123,386	$(1,123,386)	$0
Citigroup Global Markets Incorporated	223,641	(223,641)	0
Credit Suisse Securities (USA) LLC	2,941,614	(2,941,614)	0
Deutsche Bank Securities Incorporated	2,076	(2,076)	0
ING Financial Markets LLC	251,420	(251,420)	0
JPMorgan Securities LLC	3,852,018	(3,852,018)	0
National Financial Services LLC	490,203	(490,203)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Common Stock Fund  |  29

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$ 0	$ 11,024,481
Long-term capital gain	47,397,660	120,876,454
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$18,320,759	$154,089,775	$336,833,971
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

30  |  Wells Fargo Common Stock Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Common Stock Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

Wells Fargo Common Stock Fund  |  31

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $47,397,660 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On September 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	18,916,800
Shares voted “Against”	2,093,592
Shares voted “Abstain”	2,102,369
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	18,773,589
Shares voted “Against”	2,131,430
Shares voted “Abstain”	2,207,742
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Common Stock Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Common Stock Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

36  |  Wells Fargo Common Stock Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 2500™ Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this

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Board considerations (unaudited)
regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38  |  Wells Fargo Common Stock Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

Wells Fargo Common Stock Fund  |  39

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

40  |  Wells Fargo Common Stock Fund

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

42  |  Wells Fargo Common Stock Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo Common Stock Fund  |  43

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

44  |  Wells Fargo Common Stock Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Common Stock Fund  |  45

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00193 09-21
A229/AR229 09-21

Annual Report
September 30, 2021
Wells Fargo Discovery Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Discovery Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Discovery Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Discovery Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFDAX)	7-31-2007	18.26	20.87	17.64	25.48	22.31	18.34	1.21	1.21
Class C (WDSCX)	7-31-2007	23.52	21.41	17.46	24.52	21.41	17.46	1.96	1.96
Class R6 (WFDRX)[3]	6-28-2013	–	–	–	26.01	22.84	18.84	0.78	0.78
Administrator Class (WFDDX)	4-8-2005	–	–	–	25.58	22.42	18.45	1.13	1.13
Institutional Class (WFDSX)	8-31-2006	–	–	–	25.91	22.72	18.75	0.88	0.88
Russell 2500® Growth Index[4]	–	–	–	–	31.98	18.21	17.20	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.79% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500® Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Discovery Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2500® Growth Index, for the 12-month period that ended September 30, 2021.
■	Security selection within the health care sector detracted from performance.
■	Select holdings within information technology software and industrials, along with underweights to the consumer staples and materials sectors, contributed to performance.
From pandemic to reflation to caution
Over the past year, global economies shifted from a sharp economic recovery fueled by optimism over the COVID-19 vaccine and expectations of the reopening of global economies. Spurred by high savings rates and pent-up consumer demand, the U.S. experienced a reflation trade, as long-term interest rates and inflation expectations spiked upward. This exuberance dissipated as the delta variant of COVID-19 hindered travel and weighed on consumer spending. Additionally, labor shortages and supply chain constraints combined with national debt ceilings and tapering talks spiked Treasury yields and overall market volatility. The steepening yield curve drove pressure on equity markets and rotation toward energy and interest-rate-sensitive sectors.
Despite the heightened volatility, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior growth. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Stock selection within the health care sector detracted from relative performance.
Within health care, iRhythm Technologies, Incorporated, is a medical device manufacturer that developed a next-generation device for patients with heart irregularities. Since the end of last year, the company experienced extreme volatility in reimbursement rates from the Centers for Medicare and Medicaid Services. Additionally, iRhythm’s experienced CEO unexpectedly announced his immediate departure. These factors triggered our sell discipline and displaced the position for higher-conviction ideas.
Berkeley Lights, Incorporated, was also a detractor within health care. The company produces a life science tool leveraged in DNA research and was influential in the development of COVID-19 vaccines and antibody detection. The substantial cost of Berkeley Lights’ technology has resulted in a longer-than-expected sales cycle for the company. In an attempt to shorten this cycle, management abruptly changed the company’s go-to-market strategy to a subscription basis. This abrupt shift was not received well by clients or investors and detracted from our thesis; we exited the position.
Select holdings within the information technology and industrials sectors contributed to performance.
Bill.com Holdings, Incorporated, was a standout performer within information technology. While consumers have increasingly adopted digital payments, most businesses rely on manual processes for accounts receivables and payables. Bill.com provides cloud-based software that enables businesses to digitize back-office functions, such as invoicing and payments. Over the year, the company’s client base grew exponentially by forging relationships with large banks to service underserved small and medium-size businesses.
Ten largest holdings (%) as of September 30, 2021[1]
MongoDB Incorporated	3.50
MercadoLibre Incorporated	2.88
Bill.com Holdings Incorporated	2.84
Avalara Incorporated	2.50
Casella Waste Systems Incorporated Class A	2.36
Globant SA	2.28
Shockwave Medical Incorporated	2.21
Chipotle Mexican Grill Incorporated	2.12
Lightspeed Commerce Incorporated	2.11
Elastic NV	2.10
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
A positive contributor within industrials, Generac Holdings Incorporated provides commercial and residential generators and solar power components. Additionally, the company is expanding its product line to include battery-based energy storage systems to harness excess solar power. Failed power grids, adverse weather patterns, and shifts to solar power have resulted in demand outweighing the supply of Generac’s products. The company announced plans to increase capacity throughout the year, allowing the company to meet the rapid rise in demand and reduce lead times.

8  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Disruption is creating opportunity despite declining demographics and rising debt.
The “3 Ds”—debt, disruption, and demographics—are the drivers of the current market regime. Each wave of stimulus packages, while necessary during the global shutdown, has pulled forward spending from future generations. The U.S. debt service will weigh on future growth prospects, exacerbated by falling birth rates. Companies have increasingly turned to automation to reduce their reliance on the shrinking labor force. The overall impact of this “3 D” trifecta is weak inflation, low interest rates, and a “new normal” slow growth.
Occurring at the same time, the digital revolution sweeping across corporate America is in the early stages as business investment is shifting toward digital transformation. We continue to emphasize companies on the “right side of change” that are positioned to take advantage of the massive shift toward new innovations. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will continue to shift economies for many years into the future. We are long-term investors, and time is on our side when investing in leading growth businesses. While we anticipate volatility to persist, we remain confident that “right side of change” companies will deliver superior long-term results.

Wells Fargo Discovery Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,060.77	$ 6.10	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$ 5.97	1.18%
Class C
Actual	$1,000.00	$1,056.83	$10.00	1.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.34	$ 9.80	1.94%
Class R6
Actual	$1,000.00	$1,062.97	$ 3.93	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$ 3.85	0.76%
Administrator Class
Actual	$1,000.00	$1,061.34	$ 5.68	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$ 5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,062.61	$ 4.45	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$ 4.36	0.86%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 98.80%
Communication services: 4.66%
Interactive media & services: 4.00%
Bumble Incorporated Class A †	865,900	$ 43,277,682
IAC/InterActiveCorp	195,492	25,470,653
ZoomInfo Technologies Incorporated †	800,100	48,958,119
		117,706,454
Media: 0.66%
Magnite Incorporated †	697,000	19,516,000
Consumer discretionary: 12.43%
Diversified consumer services: 2.49%
Chegg Incorporated †	618,697	42,083,770
Mister Car Wash Incorporated †	1,705,901	31,132,693
		73,216,463
Hotels, restaurants & leisure: 3.50%
Chipotle Mexican Grill Incorporated †	34,396	62,515,418
Domino's Pizza Incorporated	85,093	40,585,957
		103,101,375
Internet & direct marketing retail: 5.00%
Etsy Incorporated †	223,674	46,515,245
Global-E Online Limited †«	219,800	15,781,640
MercadoLibre Incorporated †	50,582	84,947,411
		147,244,296
Leisure products: 1.44%
Callaway Golf Company †	1,535,574	42,427,910
Financials: 3.85%
Banks: 0.69%
Silvergate Capital Corporation Class A †	175,100	20,224,050
Capital markets: 1.40%
MarketAxess Holdings Incorporated	98,200	41,311,758
Insurance: 1.76%
Goosehead Insurance Incorporated Class A	339,439	51,693,165
Health care: 29.60%
Biotechnology: 5.96%
Ascendis Pharma AS ADR †	137,655	21,940,830
CRISPR Therapeutics AG †	109,121	12,213,914
Mirati Therapeutics Incorporated †	111,357	19,700,167
Natera Incorporated †	441,869	49,241,881
ORIC Pharmaceuticals Incorporated †	504,263	10,544,139
Turning Point Therapeutics Incorporated †	216,210	14,362,830
Twist Bioscience Corporation †	205,322	21,963,294
Zai Lab Limited ADR †	114,351	12,051,452
Zentalis Pharmaceuticals Incorporated †	203,900	13,587,896
		175,606,403
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Health care equipment & supplies: 11.85%
ABIOMED Incorporated †	70,177	$ 22,844,017
Align Technology Incorporated †	83,755	55,733,090
DexCom Incorporated †	106,451	58,213,794
Figs Incorporated Class A †«	568,215	21,103,505
Heska Corporation †	145,544	37,628,946
Inari Medical Incorporated †	572,814	46,455,215
Insulet Corporation †	147,336	41,877,311
Shockwave Medical Incorporated †	315,789	65,014,639
		348,870,517
Health care providers & services: 7.48%
Amedisys Incorporated †	148,238	22,102,286
Chemed Corporation	79,636	37,040,296
Guardant Health Incorporated †	356,165	44,524,187
HealthEquity Incorporated †	519,386	33,635,437
Oak Street Health Incorporated †	675,699	28,737,478
Option Care Health Incorporated †	2,233,700	54,189,562
		220,229,246
Health care technology: 1.01%
Doximity Incorporated Class A †«	235,881	19,035,597
Schrodinger Incorporated †	195,000	10,662,600
		29,698,197
Life sciences tools & services: 3.30%
10x Genomics Incorporated Class A †	293,900	42,785,962
Bio-Rad Laboratories Incorporated Class A †	72,748	54,266,371
		97,052,333
Industrials: 12.51%
Aerospace & defense: 1.26%
Axon Enterprise Incorporated †	211,400	36,999,228
Building products: 1.81%
Trex Company Incorporated †	523,694	53,380,129
Commercial services & supplies: 2.36%
Casella Waste Systems Incorporated Class A †	914,743	69,465,583
Electrical equipment: 2.10%
Generac Holdings Incorporated †	151,042	61,726,334
Professional services: 1.33%
Clarivate plc †	1,782,066	39,027,245
Road & rail: 1.82%
Saia Incorporated †	225,414	53,655,294
Trading companies & distributors: 1.83%
SiteOne Landscape Supply Incorporated †	270,242	53,905,172
Information technology: 35.16%
Electronic equipment, instruments & components: 4.84%
Cognex Corporation	545,900	43,792,098
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Electronic equipment, instruments & components (continued)
Novanta Incorporated †	265,679	$ 41,047,406
Teledyne Technologies Incorporated †	134,091	57,602,812
		142,442,316
IT services: 12.38%
EPAM Systems Incorporated †	81,902	46,723,453
Globant SA †	238,544	67,033,249
MongoDB Incorporated †	218,397	102,976,370
Shift4 Payments Incorporated Class A †	461,500	35,775,480
StoneCo Limited Class A †	675,475	23,452,492
Twilio Incorporated Class A †	147,378	47,020,951
WNS Holdings Limited ADR †	506,106	41,399,471
		364,381,466
Semiconductors & semiconductor equipment: 4.10%
Enphase Energy Incorporated †	289,500	43,416,315
MKS Instruments Incorporated	315,820	47,660,396
Universal Display Corporation	173,633	29,684,298
		120,761,009
Software: 13.84%
Avalara Incorporated †	421,106	73,596,696
Bill.com Holdings Incorporated †	313,128	83,589,520
Black Knight Incorporated †	800,938	57,667,536
Crowdstrike Holdings Incorporated Class A †	190,359	46,786,435
Elastic NV †	414,918	61,818,633
Lightspeed Commerce Incorporated †	644,800	62,178,064
Olo Incorporated Class A †	720,100	21,624,603
		407,261,487
Real estate: 0.59%
Equity REITs: 0.59%
Rexford Industrial Realty Incorporated	306,400	17,388,200
Total Common stocks (Cost $1,792,303,834)		2,908,291,630

		Yield
Short-term investments: 2.98%
Investment companies: 2.98%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	40,586,150	40,586,150
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	47,190,964	47,190,964
Total Short-term investments (Cost $87,777,114)				87,777,114
Total investments in securities (Cost $1,880,080,948)	101.78%			2,996,068,744
Other assets and liabilities, net	(1.78)			(52,443,363)
Total net assets	100.00%			$2,943,625,381

†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  13

Portfolio of investments—September 30, 2021

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$11,803,125	$601,580,014	$(572,796,989)	$0	$0	$ 40,586,150	40,586,150	$ 27,168#
Wells Fargo Government Money Market Fund Select Class	10,524,388	715,204,048	(678,537,472)	0	0	47,190,964	47,190,964	9,515
				$0	$0	$87,777,114		$36,683

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Discovery Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $38,472,352 of securities loaned), at value (cost $1,792,303,834)	$ 2,908,291,630
Investments in affiliated securites, at value (cost $87,777,114)	87,777,114
Receivable for investments sold	9,139,644
Receivable for Fund shares sold	2,507,280
Receivable for securities lending income, net	32,213
Receivable for dividends	4,632
Total assets	3,007,752,513
Liabilities
Payable upon receipt of securities loaned	40,586,150
Payable for investments purchased	19,622,950
Management fee payable	1,851,379
Payable for Fund shares redeemed	1,153,664
Administration fees payable	331,946
Distribution fee payable	11,901
Trustees’ fees and expenses payable	635
Accrued expenses and other liabilities	568,507
Total liabilities	64,127,132
Total net assets	$2,943,625,381
Net assets consist of
Paid-in capital	$ 1,172,735,659
Total distributable earnings	1,770,889,722
Total net assets	$2,943,625,381
Computation of net asset value and offering price per share
Net assets – Class A	$ 875,257,079
Shares outstanding – Class A1	18,432,959
Net asset value per share – Class A	$47.48
Maximum offering price per share – Class A2	$50.38
Net assets – Class C	$ 17,908,726
Shares outstanding – Class C1	467,425
Net asset value per share – Class C	$38.31
Net assets – Class R6	$ 771,279,222
Shares outstanding – Class R6[1]	14,276,995
Net asset value per share – Class R6	$54.02
Net assets – Administrator Class	$ 189,021,776
Shares outstanding – Administrator Class[1]	3,793,622
Net asset value per share – Administrator Class	$49.83
Net assets – Institutional Class	$ 1,090,158,578
Shares outstanding – Institutional Class[1]	20,394,051
Net asset value per share – Institutional Class	$53.45
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  15

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $3,509)	$ 2,797,644
Securities lending income from affiliates, net	349,613
Income from affiliated securities	9,515
Total investment income	3,156,772
Expenses
Management fee	22,705,532
Administration fees
Class A	1,876,571
Class C	48,461
Class R6	223,920
Administrator Class	526,110
Institutional Class	1,444,062
Shareholder servicing fees
Class A	2,234,013
Class C	57,691
Administrator Class	1,004,622
Distribution fee
Class C	173,074
Custody and accounting fees	145,750
Professional fees	44,296
Registration fees	76,275
Shareholder report expenses	98,135
Trustees’ fees and expenses	19,272
Other fees and expenses	36,752
Total expenses	30,714,536
Less: Fee waivers and/or expense reimbursements
Class A	(92,748)
Administrator Class	(42)
Net expenses	30,621,746
Net investment loss	(27,464,974)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	696,024,556
Net change in unrealized gains (losses) on investments	9,749,768
Net realized and unrealized gains (losses) on investments	705,774,324
Net increase in net assets resulting from operations	$678,309,350
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Discovery Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment loss		$ (27,464,974)		$ (16,267,793)
Net realized gains on investments		696,024,556		196,913,932
Net change in unrealized gains (losses) on investments		9,749,768		560,078,695
Net increase in net assets resulting from operations		678,309,350		740,724,834
Distributions to shareholders from
Net investment income and net realized gains
Class A		(46,293,679)		(80,675,264)
Class C		(1,627,880)		(4,218,619)
Class R6		(34,087,214)		(47,628,599)
Administrator Class		(21,096,480)		(40,537,083)
Institutional Class		(50,727,287)		(104,185,623)
Total distributions to shareholders		(153,832,540)		(277,245,188)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,082,528	97,194,276	1,810,982	59,278,614
Class C	62,690	2,371,587	108,226	2,824,773
Class R6	5,528,815	289,462,844	5,528,146	196,888,388
Administrator Class	3,045,783	146,419,615	1,559,841	48,274,606
Institutional Class	5,850,906	307,371,577	6,616,298	239,218,211
		842,819,899		546,484,592
Reinvestment of distributions
Class A	1,020,425	44,898,707	2,585,318	78,180,006
Class C	45,382	1,621,040	155,290	3,886,912
Class R6	650,728	32,464,798	1,396,303	47,376,552
Administrator Class	456,861	21,079,565	1,269,437	40,126,892
Institutional Class	976,337	48,231,041	2,676,859	90,076,315
		148,295,151		259,646,677
Payment for shares redeemed
Class A	(3,761,140)	(175,792,261)	(4,177,689)	(132,866,024)
Class C	(507,698)	(19,149,861)	(492,255)	(13,351,854)
Class R6	(5,193,353)	(275,202,268)	(4,667,957)	(169,978,976)
Administrator Class	(8,667,721)	(417,124,132)	(3,531,376)	(112,276,268)
Institutional Class	(6,806,949)	(356,339,574)	(18,973,610)	(664,126,116)
		(1,243,608,096)		(1,092,599,238)
Net decrease in net assets resulting from capital share transactions		(252,493,046)		(286,467,969)
Total increase in net assets		271,983,764		177,011,677
Net assets
Beginning of period		2,671,641,617		2,494,629,940
End of period		$ 2,943,625,381		$ 2,671,641,617
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$39.95	$33.24	$38.03	$36.47	$29.94
Net investment loss	(0.53)	(0.31)	(0.26)	(0.26)	(0.23)
Net realized and unrealized gains (losses) on investments	10.51	11.37	0.53	7.85	7.17
Total from investment operations	9.98	11.06	0.27	7.59	6.94
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)
Net asset value, end of period	$47.48	$39.95	$33.24	$38.03	$36.47
Total return[1]	25.48%	37.49%	3.81%	23.86%	23.42%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.21%	1.20%	1.21%
Net expenses	1.18%	1.19%	1.20%	1.20%	1.21%
Net investment loss	(1.08)%	(0.91)%	(0.77)%	(0.69)%	(0.70)%
Supplemental data
Portfolio turnover rate	51%	53%	71%	67%	73%
Net assets, end of period (000s omitted)	$875,257	$762,758	$627,336	$676,930	$607,318

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Discovery Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$32.88	$28.27	$33.46	$32.99	$27.32
Net investment loss	(0.70) [1]	(0.45) [1]	(0.41) [1]	(0.46)	(0.42) [1]
Net realized and unrealized gains (losses) on investments	8.58	9.41	0.28	6.96	6.50
Total from investment operations	7.88	8.96	(0.13)	6.50	6.08
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)
Net asset value, end of period	$38.31	$32.88	$28.27	$33.46	$32.99
Total return[2]	24.52%	36.54%	3.01%	22.94%	22.51%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.96%	1.95%	1.95%	1.96%
Net expenses	1.94%	1.96%	1.95%	1.95%	1.96%
Net investment loss	(1.84)%	(1.66)%	(1.51)%	(1.45)%	(1.45)%
Supplemental data
Portfolio turnover rate	51%	53%	71%	67%	73%
Net assets, end of period (000s omitted)	$17,909	$28,509	$30,982	$40,860	$40,070

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$44.98	$36.76	$41.26	$38.93	$31.80
Net investment loss	(0.35) [1]	(0.18) [1]	(0.12) [1]	(0.10) [1]	(0.08)
Net realized and unrealized gains (losses) on investments	11.84	12.75	0.68	8.46	7.62
Total from investment operations	11.49	12.57	0.56	8.36	7.54
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)
Net asset value, end of period	$54.02	$44.98	$36.76	$41.26	$38.93
Total return	26.01%	38.06%	4.26%	24.39%	23.98%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.78%	0.77%	0.78%	0.78%
Net expenses	0.76%	0.78%	0.77%	0.78%	0.78%
Net investment loss	(0.66)%	(0.50)%	(0.33)%	(0.26)%	(0.27)%
Supplemental data
Portfolio turnover rate	51%	53%	71%	67%	73%
Net assets, end of period (000s omitted)	$771,279	$597,851	$405,610	$530,879	$351,268

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Discovery Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.79	$34.55	$39.27	$37.44	$30.70
Net investment loss	(0.49) [1]	(0.29) [1]	(0.23) [1]	(0.23)	(0.20) [1]
Net realized and unrealized gains (losses) on investments	10.98	11.88	0.57	8.09	7.35
Total from investment operations	10.49	11.59	0.34	7.86	7.15
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)
Net asset value, end of period	$49.83	$41.79	$34.55	$39.27	$37.44
Total return	25.58%	37.61%	3.88%	23.97%	23.52%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.13%	1.13%	1.12%	1.13%
Net expenses	1.11%	1.13%	1.13%	1.12%	1.13%
Net investment loss	(1.01)%	(0.84)%	(0.70)%	(0.62)%	(0.62)%
Supplemental data
Portfolio turnover rate	51%	53%	71%	67%	73%
Net assets, end of period (000s omitted)	$189,022	$374,366	$333,814	$353,042	$335,898

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$44.57	$36.50	$41.05	$38.79	$31.72
Net investment loss	(0.40) [1]	(0.21) [1]	(0.15) [1]	(0.18)	(0.13) [1]
Net realized and unrealized gains (losses) on investments	11.73	12.63	0.66	8.47	7.61
Total from investment operations	11.33	12.42	0.51	8.29	7.48
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)
Net asset value, end of period	$53.45	$44.57	$36.50	$41.05	$38.79
Total return	25.91%	37.91%	4.15%	24.25%	23.88%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.88%	0.87%	0.87%	0.88%
Net expenses	0.86%	0.88%	0.87%	0.87%	0.88%
Net investment loss	(0.76)%	(0.58)%	(0.42)%	(0.36)%	(0.37)%
Supplemental data
Portfolio turnover rate	51%	53%	71%	67%	73%
Net assets, end of period (000s omitted)	$1,090,159	$908,157	$1,096,888	$1,352,027	$1,157,148

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Discovery Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

Wells Fargo Discovery Fund  |  23

Notes to financial statements
each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $1,889,050,128 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,199,051,344
Gross unrealized losses	(92,032,728)
Net unrealized gains	$1,107,018,616

24  |  Wells Fargo Discovery Fund

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 137,222,454	$0	$0	$ 137,222,454
Consumer discretionary	365,990,044	0	0	365,990,044
Financials	113,228,973	0	0	113,228,973
Health care	871,456,696	0	0	871,456,696
Industrials	368,158,985	0	0	368,158,985
Information technology	1,034,846,278	0	0	1,034,846,278
Real estate	17,388,200	0	0	17,388,200
Short-term investments
Investment companies	87,777,114	0	0	87,777,114
Total assets	$2,996,068,744	$0	$0	$2,996,068,744
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Discovery Fund  |  25

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.22%
Class C	1.97
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.89

26  |  Wells Fargo Discovery Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $17,180 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $1,570,271,226 and $2,031,376,757, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$29,319,078	$(29,319,078)	$0
BNP Paribas Securities Corporation	7,413,144	(7,413,144)	0
Deutsche Bank Securities Incorporated	50,260	(50,260)	0
JPMorgan Securities LLC	1,689,870	(1,689,870)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Wells Fargo Discovery Fund  |  27

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$ 0	$ 18,015,375
Long-term capital gain	153,832,540	259,229,813
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$27,499,502	$636,371,908	$1,107,018,616
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

28  |  Wells Fargo Discovery Fund

Notes to financial statements
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Discovery Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Discovery Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

30  |  Wells Fargo Discovery Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $153,832,540 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	27,573,844
Shares voted “Against”	2,147,301
Shares voted “Abstain”	2,890,702
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	27,511,467
Shares voted “Against”	2,165,590
Shares voted “Abstain”	2,934,790
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Discovery Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or lower than the sum of these average rates for the Fund’s expense Groups for all share classes except for the Class A, which was higher than the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

40  |  Wells Fargo Discovery Fund

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Discovery Fund  |  41

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

42  |  Wells Fargo Discovery Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Discovery Fund  |  43

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo Discovery Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00194 09-21
A230/AR230 09-21

Annual Report
September 30, 2021
Wells Fargo Enterprise Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Enterprise Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Enterprise Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Enterprise Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SENAX)	2-24-2000	22.42	21.65	17.82	29.90	23.10	18.52	1.24	1.18
Class C (WENCX)	3-31-2008	27.92	22.18	17.63	28.92	22.18	17.63	1.99	1.93
Class R6 (WENRX)[3]	10-31-2014	–	–	–	30.41	23.57	18.95	0.81	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	30.00	23.20	18.62	1.16	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	30.31	23.51	18.91	0.91	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	30.45	19.27	17.54	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Enterprise Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2021.
■	Select positions within in the financials and information technology services sectors negatively affected performance.
■	Security selection within the industrials and information technology software sectors contributed positively to performance.
From pandemic to reflation to caution
Over the past year, global economies shifted from a sharp economic recovery fueled by optimism over the COVID-19 vaccine and expectations of the reopening of global economies. Spurred by high savings rates and pent-up consumer demand, the U.S. experienced a reflation trade, as long-term interest rates and inflation expectations spiked upward. This exuberance dissipated as the delta variant of COVID-19 hindered travel and weighed on consumer spending. Additionally, labor shortages and supply chain constraints combined with national debt ceilings and tapering talks spiked Treasury yields and overall market volatility. The steepening yield curve drove pressure on equity markets and rotation toward energy and interest-rate-sensitive sectors.
Despite the heightened volatility, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior growth. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Security selection within the industrials and information technology software sectors contributed positively to performance.
A positive contributor within industrials, Generac Holdings Incorporated provides commercial and residential generators and solar power components. Additionally, the company is expanding its product line to include battery-based energy storage systems to harness excess solar power. Failed power grids, adverse weather patterns, and shifts to solar power have resulted in demand outweighing the supply of Generac’s products. The company announced plans to increase capacity throughout the year, allowing the company to meet the rapid rise in demand and reduce lead times.
Within software, Atlassian Corp PLC provides a full suite of tools designed to increase software developer efficiency, manage workflows, and centralize documentation. Understanding the unique needs of each client, Atlassian created a self-serve online access portal, allowing developers to test out the software prior to purchasing. During the year, Atlassian reported accelerating growth in new client additions and subscription revenue as software becomes integrated into every business.
Ten largest holdings (%) as of September 30, 2021[1]
DexCom Incorporated	3.67
Chipotle Mexican Grill Incorporated	3.45
Cadence Design Systems Incorporated	3.32
Crowdstrike Holdings Incorporated Class A	3.03
MercadoLibre Incorporated	2.88
MongoDB Incorporated	2.81
Datadog Incorporated Class A	2.77
Generac Holdings Incorporated	2.61
Equifax Incorporated	2.42
Veeva Systems Incorporated Class A	2.38
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Select positions within the financials and information technology services sectors negatively affected performance
Within financials, MarketAxess, Incorporated, provides a digital-trading platform for fixed-income securities. During the year, trading volumes in U.S. high-yield and high-grade bonds declined below expectations. While current trading volumes affect near-term revenue estimates, our research indicates that MarketAxess has the ability to expand revenue drivers by increasing international bond accessibility and collateralizing data amassed on the trading platform.
A detractor within information technology services, StoneCo. Limited provides integrated software and digital payment solutions to small and medium-size companies in Brazil. StoneCo. is providing indispensable solutions to these businesses, as they tend to be underserved by the national banking system. A failure within Brazil’s national registry for credit receivables resulted in an abnormally high volume of defaulted loans. We continue to hold the shares as we remain confident in StoneCo.’s ability to capitalize on its core business of facilitating digital payments and e-commerce in Brazil.

8  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Disruption is creating opportunity despite declining demographics and rising debt.
The “3 Ds”—debt, disruption, and demographics—are the drivers of the current market regime. Each wave of stimulus packages, while necessary during the global shutdown, has pulled forward spending from future generations. The U.S. debt service will weigh on future growth prospects, exacerbated by falling birth rates. Companies have increasingly turned to automation to reduce their reliance on the shrinking labor force. The overall impact of this “3 D” trifecta is weak inflation, low interest rates, and a “new normal” slow growth.
Occurring at the same time, the digital revolution sweeping across corporate America is in the early stages as business investment is shifting toward digital transformation. We continue to emphasize companies on the “right side of change” that are positioned to take advantage of the massive shift toward new innovations. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will continue to shift economies for many years into the future. We are long-term investors, and time is on our side when investing in leading growth businesses. While we anticipate volatility to persist, we remain confident that “right side of change” companies will deliver superior long-term results.

Wells Fargo Enterprise Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,107.37	$ 6.18	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.92	1.17%
Class C
Actual	$1,000.00	$1,103.23	$10.18	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$ 9.75	1.93%
Class R6
Actual	$1,000.00	$1,109.56	$ 4.12	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$ 3.95	0.78%
Administrator Class
Actual	$1,000.00	$1,107.80	$ 5.81	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$ 5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,109.32	$ 4.49	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$ 4.31	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 99.88%
Communication services: 9.85%
Entertainment: 4.97%
Electronic Arts Incorporated	84,200	$ 11,977,450
Roku Incorporated †	79,700	24,973,995
Spotify Technology †	95,300	21,474,902
		58,426,347
Interactive media & services: 4.88%
Match Group Incorporated †	156,958	24,640,836
Zillow Group Incorporated Class C †	172,100	15,168,894
ZoomInfo Technologies Incorporated †	287,300	17,579,887
		57,389,617
Consumer discretionary: 16.45%
Automobiles: 1.24%
Ferrari NV	69,641	14,563,326
Hotels, restaurants & leisure: 5.12%
Chipotle Mexican Grill Incorporated †	22,335	40,594,309
Domino's Pizza Incorporated	41,200	19,650,752
		60,245,061
Internet & direct marketing retail: 3.97%
Chewy Incorporated Class A †«	188,148	12,814,760
MercadoLibre Incorporated †	20,204	33,930,598
		46,745,358
Leisure products: 2.52%
Callaway Golf Company †	564,800	15,605,424
Peloton Interactive Incorporated Class A †	161,000	14,015,050
		29,620,474
Specialty retail: 1.29%
Carvana Company †	50,200	15,137,308
Textiles, apparel & luxury goods: 2.31%
lululemon athletica Incorporated †	67,000	27,114,900
Financials: 1.81%
Capital markets: 1.81%
MarketAxess Holdings Incorporated	50,600	21,286,914
Health care: 19.94%
Biotechnology: 1.95%
Natera Incorporated †	133,900	14,921,816
Turning Point Therapeutics Incorporated †	64,100	4,258,163
Zai Lab Limited ADR †	35,300	3,720,267
		22,900,246
Health care equipment & supplies: 9.82%
ABIOMED Incorporated †	39,575	12,882,453
Align Technology Incorporated †	37,610	25,026,822
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Health care equipment & supplies (continued)
DexCom Incorporated †	78,877	$ 43,134,676
Inari Medical Incorporated †	152,800	12,392,080
Insulet Corporation †	77,539	22,038,910
		115,474,941
Health care providers & services: 2.29%
Chemed Corporation	27,682	12,875,452
Guardant Health Incorporated †	112,800	14,101,128
		26,976,580
Health care technology: 3.05%
Doximity Incorporated Class A †«	97,192	7,843,394
Veeva Systems Incorporated Class A †	97,405	28,069,199
		35,912,593
Life sciences tools & services: 2.83%
10x Genomics Incorporated Class A †	101,700	14,805,486
Bio-Rad Laboratories Incorporated Class A †	24,686	18,414,522
		33,220,008
Industrials: 11.18%
Commercial services & supplies: 1.97%
Waste Connections Incorporated	184,412	23,223,003
Electrical equipment: 2.61%
Generac Holdings Incorporated †	75,100	30,691,117
Professional services: 3.68%
Clarivate plc †	676,233	14,809,503
Equifax Incorporated	112,500	28,509,750
		43,319,253
Road & rail: 1.43%
Saia Incorporated †	70,441	16,767,071
Trading companies & distributors: 1.49%
SiteOne Landscape Supply Incorporated †	88,000	17,553,360
Information technology: 40.65%
Electronic equipment, instruments & components: 5.45%
Cognex Corporation	197,600	15,851,472
Teledyne Technologies Incorporated †	52,900	22,724,782
Zebra Technologies Corporation Class A †	49,468	25,496,797
		64,073,051
IT services: 12.56%
Adyen NV ADR †	629,100	17,639,964
EPAM Systems Incorporated †	45,765	26,108,017
MongoDB Incorporated †	70,102	33,053,794
Snowflake Incorporated Class A †	52,900	15,998,547
Square Incorporated Class A †	87,990	21,103,522
StoneCo Limited Class A †	338,783	11,762,546
Twilio Incorporated Class A †	69,310	22,113,356
		147,779,746
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Semiconductors & semiconductor equipment: 2.81%
Advanced Micro Devices Incorporated †	174,940	$ 18,001,326
Micron Technology Incorporated	212,947	15,114,978
		33,116,304
Software: 19.83%
Atlassian Corporation plc Class A †	68,534	26,825,578
Avalara Incorporated †	115,200	20,133,504
Bill.com Holdings Incorporated †	83,000	22,156,850
Black Knight Incorporated †	273,707	19,706,904
Cadence Design Systems Incorporated †	258,016	39,073,943
Crowdstrike Holdings Incorporated Class A †	144,883	35,609,344
Datadog Incorporated Class A †	230,500	32,581,175
Lightspeed Commerce Incorporated †	191,438	18,460,366
Unity Software Incorporated †	147,571	18,630,839
		233,178,503
Total Common stocks (Cost $688,870,202)		1,174,715,081

		Yield
Short-term investments: 2.20%
Investment companies: 2.20%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	20,181,275	20,181,275
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	5,682,216	5,682,216
Total Short-term investments (Cost $25,863,491)				25,863,491
Total investments in securities (Cost $714,733,693)	102.08%			1,200,578,572
Other assets and liabilities, net	(2.08)			(24,443,212)
Total net assets	100.00%			$1,176,135,360

†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  13

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$2,915,185	$265,184,330	$(247,918,240)	$0	$0	$ 20,181,275	20,181,275	$ 9,492#
Wells Fargo Government Money Market Fund Select Class	5,703,013	168,008,651	(168,029,448)	0	0	5,682,216	5,682,216	1,300
				$0	$0	$25,863,491		$10,792

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Enterprise Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $19,694,788 of securities loaned), at value (cost $688,870,202)	$ 1,174,715,081
Investments in affiliated securites, at value (cost $25,863,491)	25,863,491
Receivable for Fund shares sold	180,677
Receivable for dividends	35,462
Receivable for securities lending income, net	6,397
Prepaid expenses and other assets	60,562
Total assets	1,200,861,670
Liabilities
Payable upon receipt of securities loaned	20,181,275
Payable for investments purchased	2,640,394
Management fee payable	725,149
Payable for Fund shares redeemed	662,036
Administration fees payable	195,120
Distribution fee payable	1,643
Trustees’ fees and expenses payable	418
Accrued expenses and other liabilities	320,275
Total liabilities	24,726,310
Total net assets	$1,176,135,360
Net assets consist of
Paid-in capital	$ 522,767,972
Total distributable earnings	653,367,388
Total net assets	$1,176,135,360
Computation of net asset value and offering price per share
Net assets – Class A	$ 990,029,739
Shares outstanding – Class A1	13,024,160
Net asset value per share – Class A	$76.01
Maximum offering price per share – Class A2	$80.65
Net assets – Class C	$ 2,508,832
Shares outstanding – Class C1	40,199
Net asset value per share – Class C	$62.41
Net assets – Class R6	$ 94,430,414
Shares outstanding – Class R6[1]	1,076,744
Net asset value per share – Class R6	$87.70
Net assets – Administrator Class	$ 10,817,621
Shares outstanding – Administrator Class[1]	132,404
Net asset value per share – Administrator Class	$81.70
Net assets – Institutional Class	$ 78,348,754
Shares outstanding – Institutional Class[1]	897,804
Net asset value per share – Institutional Class	$87.27
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  15

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $43,159)	$ 1,128,859
Securities lending income from affiliates, net	95,971
Income from affiliated securities	1,300
Total investment income	1,226,130
Expenses
Management fee	8,377,120
Administration fees
Class A	2,024,838
Class C	4,943
Class R6	26,166
Administrator Class	10,716
Institutional Class	105,512
Shareholder servicing fees
Class A	2,410,522
Class C	5,858
Administrator Class	20,054
Distribution fee
Class C	17,543
Custody and accounting fees	44,567
Professional fees	44,625
Registration fees	53,234
Shareholder report expenses	45,115
Trustees’ fees and expenses	19,272
Other fees and expenses	25,729
Total expenses	13,235,814
Less: Fee waivers and/or expense reimbursements
Class A	(442,195)
Class C	(653)
Administrator Class	(2,217)
Institutional Class	(26,819)
Net expenses	12,763,930
Net investment loss	(11,537,800)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	185,874,437
Net change in unrealized gains (losses) on investments	107,974,823
Net realized and unrealized gains (losses) on investments	293,849,260
Net increase in net assets resulting from operations	$282,311,460
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Enterprise Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment loss		$ (11,537,800)		$ (5,965,756)
Net realized gains on investments		185,874,437		105,472,696
Net change in unrealized gains (losses) on investments		107,974,823		164,486,707
Net increase in net assets resulting from operations		282,311,460		263,993,647
Distributions to shareholders from
Net investment income and net realized gains
Class A		(82,781,779)		(41,991,432)
Class C		(233,168)		(169,192)
Class R6		(6,340,447)		(3,065,210)
Administrator Class		(384,491)		(233,637)
Institutional Class		(6,296,069)		(3,042,253)
Total distributions to shareholders		(96,035,954)		(48,501,724)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	302,878	22,132,413	209,379	10,822,879
Class C	13,961	852,693	12,820	570,917
Class R6	155,238	13,159,724	117,768	7,229,301
Administrator Class	93,109	7,399,371	13,354	720,970
Institutional Class	270,177	22,481,150	454,409	25,643,025
		66,025,351		44,987,092
Reinvestment of distributions
Class A	1,158,617	78,565,767	824,197	40,006,548
Class C	4,081	228,661	4,042	166,374
Class R6	78,532	6,125,450	54,701	3,007,434
Administrator Class	5,171	376,713	4,403	228,012
Institutional Class	76,277	5,922,914	52,410	2,871,023
		91,219,505		46,279,391
Payment for shares redeemed
Class A	(1,110,134)	(80,557,204)	(1,348,785)	(68,998,770)
Class C	(18,934)	(1,146,028)	(34,314)	(1,501,923)
Class R6	(139,179)	(11,477,591)	(130,426)	(7,451,430)
Administrator Class	(27,224)	(2,158,777)	(25,846)	(1,339,682)
Institutional Class	(380,908)	(31,574,560)	(508,996)	(28,322,291)
		(126,914,160)		(107,614,096)
Net increase (decrease) in net assets resulting from capital share transactions		30,330,696		(16,347,613)
Total increase in net assets		216,606,202		199,144,310
Net assets
Beginning of period		959,529,158		760,384,848
End of period		$1,176,135,360		$ 959,529,158
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$64.21	$49.98	$52.96	$48.80	$41.94
Net investment loss	(0.77) [1]	(0.41) [1]	(0.29)	(0.31)	(0.25)
Net realized and unrealized gains (losses) on investments	19.17	17.93	3.05	9.66	8.94
Total from investment operations	18.40	17.52	2.76	9.35	8.69
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)
Net asset value, end of period	$76.01	$64.21	$49.98	$52.96	$48.80
Total return[2]	29.90%	37.19%	8.00%	20.83%	21.55%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.24%	1.25%	1.25%	1.26%
Net expenses	1.17%	1.16%	1.18%	1.18%	1.18%
Net investment loss	(1.06)%	(0.79)%	(0.59)%	(0.61)%	(0.55)%
Supplemental data
Portfolio turnover rate	41%	62%	50%	62%	75%
Net assets, end of period (000s omitted)	$990,030	$813,725	$649,106	$655,338	$591,002

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Enterprise Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$54.11	$42.93	$46.74	$43.95	$38.23
Net investment loss	(1.10) [1]	(0.68) [1]	(0.52) [1]	(0.60) [1]	(0.85)
Net realized and unrealized gains (losses) on investments	16.00	15.15	2.45	8.58	8.40
Total from investment operations	14.90	14.47	1.93	7.98	7.55
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)
Net asset value, end of period	$62.41	$54.11	$42.93	$46.74	$43.95
Total return[2]	28.92%	36.13%	7.20%	19.93%	20.66%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.98%	2.00%	2.00%	2.01%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.82)%	(1.55)%	(1.29)%	(1.37)%	(1.13)%
Supplemental data
Portfolio turnover rate	41%	62%	50%	62%	75%
Net assets, end of period (000s omitted)	$2,509	$2,224	$2,513	$7,629	$8,898

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$72.94	$56.15	$58.47	$53.17	$45.37
Net investment loss	(0.57) [1]	(0.25) [1]	(0.11) [1]	(0.13) [1]	(0.08)
Net realized and unrealized gains (losses) on investments	21.93	20.33	3.53	10.62	9.71
Total from investment operations	21.36	20.08	3.42	10.49	9.63
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)
Net asset value, end of period	$87.70	$72.94	$56.15	$58.47	$53.17
Total return	30.41%	37.69%	8.41%	21.30%	22.01%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.81%	0.82%	0.82%	0.82%
Net expenses	0.78%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.68)%	(0.43)%	(0.21)%	(0.23)%	(0.17)%
Supplemental data
Portfolio turnover rate	41%	62%	50%	62%	75%
Net assets, end of period (000s omitted)	$94,430	$71,641	$52,783	$48,363	$35,923

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Enterprise Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$68.54	$53.10	$55.82	$51.12	$43.81
Net investment loss	(0.79) [1]	(0.40) [1]	(0.25) [1]	(0.28) [1]	(0.20) [1]
Net realized and unrealized gains (losses) on investments	20.55	19.13	3.27	10.17	9.34
Total from investment operations	19.76	18.73	3.02	9.89	9.14
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)
Net asset value, end of period	$81.70	$68.54	$53.10	$55.82	$51.12
Total return	30.00%	37.29%	8.06%	20.95%	21.66%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.15%	1.16%	1.16%	1.18%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment loss	(1.00)%	(0.72)%	(0.51)%	(0.53)%	(0.44)%
Supplemental data
Portfolio turnover rate	41%	62%	50%	62%	75%
Net assets, end of period (000s omitted)	$10,818	$4,205	$3,687	$3,687	$3,705

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$72.66	$55.97	$58.33	$53.08	$45.32
Net investment loss	(0.62) [1]	(0.28) [1]	(0.14) [1]	(0.15) [1]	(0.09) [1]
Net realized and unrealized gains (losses) on investments	21.83	20.26	3.52	10.59	9.68
Total from investment operations	21.21	19.98	3.38	10.44	9.59
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)
Net asset value, end of period	$87.27	$72.66	$55.97	$58.33	$53.08
Total return	30.31%	37.63%	8.36%	21.24%	21.97%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.91%	0.92%	0.92%	0.93%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.74)%	(0.48)%	(0.26)%	(0.29)%	(0.19)%
Supplemental data
Portfolio turnover rate	41%	62%	50%	62%	75%
Net assets, end of period (000s omitted)	$78,349	$67,735	$52,296	$48,446	$54,877

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Enterprise Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund

Wells Fargo Enterprise Fund  |  23

Notes to financial statements
receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $715,550,431 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$503,881,871
Gross unrealized losses	(18,853,730)
Net unrealized gains	$485,028,141
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Wells Fargo Enterprise Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 115,815,964	$0	$0	$ 115,815,964
Consumer discretionary	193,426,427	0	0	193,426,427
Financials	21,286,914	0	0	21,286,914
Health care	234,484,368	0	0	234,484,368
Industrials	131,553,804	0	0	131,553,804
Information technology	478,147,604	0	0	478,147,604
Short-term investments
Investment companies	25,863,491	0	0	25,863,491
Total assets	$1,200,578,572	$0	$0	$1,200,578,572
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Enterprise Fund  |  25

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

26  |  Wells Fargo Enterprise Fund

Notes to financial statements
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.80
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $4,014 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $460,743,821 and $536,339,618, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Wells Fargo Enterprise Fund  |  27

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 7,448,610	$ (7,448,610)	$0
BNP Paribas Securities Corporation	12,246,178	(12,246,178)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $96,035,954 and $48,501,724 of long-term capital gain for the years ended September 30, 2021 and September 30, 2020, respectively.
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,458,241	$163,898,143	$485,028,141
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells

28  |  Wells Fargo Enterprise Fund

Notes to financial statements
Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Enterprise Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Enterprise Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

30  |  Wells Fargo Enterprise Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $96,035,954 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	6,379,514
Shares voted “Against”	625,742
Shares voted “Abstain”	942,432
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	6,343,140
Shares voted “Against”	638,262
Shares voted “Abstain”	966,286
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Enterprise Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Wells Fargo Enterprise Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Growth Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of, or equal to the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this

36  |  Wells Fargo Enterprise Fund

Board considerations (unaudited)
regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

Wells Fargo Enterprise Fund  |  39

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

40  |  Wells Fargo Enterprise Fund

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Enterprise Fund  |  41

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

42  |  Wells Fargo Enterprise Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Enterprise Fund  |  43

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo Enterprise Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00195 09-21
A231/AR231 09-21

Annual Report
September 30, 2021
Wells Fargo Opportunity Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Opportunity Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Opportunity Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kurt Gunderson, Christopher G. Miller, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SOPVX)	2-24-2000	25.95	14.68	14.09	33.63	16.05	14.77	1.21	1.18
Class C (WFOPX)	3-31-2008	31.65	15.46	14.04	32.65	15.46	14.04	1.96	1.93
Class R6 (WOFRX)	5-29-2020	–	–	–	34.23	16.56	15.29	0.78	0.72
Administrator Class (WOFDX)	8-30-2002	–	–	–	33.87	16.27	15.01	1.13	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	34.20	16.56	15.29	0.88	0.75
Russell 3000® Index[3]	–	–	–	–	31.88	16.85	16.60	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.72% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2021.
■	Stock selection in the health care, industrials, and communication services sectors were the leading contributors to relative performance.
■	Stock selection in financials and real estate and an underweight to the energy sector were the largest detractors from performance.
Strong post-pandemic recovery was dampened by uncertainty.
The U.S. equity market continued its recovery from the pandemic during the period as the vaccine rollout, continued economic support from the U.S. Federal Reserve (Fed), and pent-up consumer demand helped markets march higher. The Fund’s benchmark, the Russell 3000® Index, gained 31.88% for the 12-month period. More economically sensitive sectors, including energy, financials, and consumer discretionary, were the best-performing sectors in the benchmark, while utilities, health care, and consumer staples declined the most. Market volatility increased during the final month of the period, reminding all of us the transition to a post-pandemic normal isn’t always going to be smooth. Further, the continued uncertainty around government spending, proposed infrastructure bills, and potential tax reform led to a pullback in the market near the end of the period. The Fed also confirmed market expectations that it will begin to reduce quantitative easing (QE) before year-end. However, the pace that QE will be reduced is still uncertain, as the Fed has remained committed to supporting the economy as the economic recovery continues.
Portfolio changes were modest over the period. The team added to relative sector weights in industrials, consumer discretionary, and communications services. The team trimmed relative sector weights in financials and health care. Leading sector overweight positions included industrials, real estate, and information technology versus the benchmark. Leading sector underweight positions included energy, financials, and consumer staples.
Among sectors, health care and industrials were the leading contributors to performance. Health care was a contributor to performance due to strong stock selection. The largest contributor was LivaNova PLC, a global medical technology company, as the company reported improving quarterly trends and raised guidance. In industrials, stock selection was the leading contributor to performance. United Rentals, Incorporated, a leading equipment rental company, was the leading contributor to performance as strong results reflected a continued recovery across the company’s construction and industrial markets.
Ten largest holdings (%) as of September 30, 2021[1]
Alphabet Incorporated Class C	5.03
Amazon.com Incorporated	4.09
Apple Incorporated	4.00
Salesforce.com Incorporated	3.55
Facebook Incorporated Class A	3.41
Texas Instruments Incorporated	2.76
MasterCard Incorporated Class A	2.18
Teledyne Technologies Incorporated	2.08
The Home Depot Incorporated	2.01
Marvell Technology Incorporated	1.99
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Among sectors, energy and financials were the leading detractors from performance. Energy was the largest detractor from performance due to the Fund’s underweight to the outperforming sector. The sector continued its strong performance coming out of the pandemic as global demand recovered. The financials sector was a detractor due to stock selection and the Fund’s underweight to the outperforming sector. Intercontinental Exchange, Incorporated, the global exchange operator, and S&P Global Incorporated, a financial information and analytics company, were among the leading detractors for the period.
The U.S. economy has the potential to sustain above-trend growth into 2022, although growth off of a low pandemic base has begun to slow. On the vaccine front, greater vaccine access is a positive for a more complete economic recovery in the quarters ahead, although the Delta variant continues to put a wedge in recovery expectations. The Fed looks poised to start tapering its asset purchases around the end of 2021, although the timing of the first rate hike will hinge on what happens to inflation and the economy over the coming months and quarters. If inflation proves to be transitory and drops below the Fed’s 2% target, a liftoff in rates may prove to be several quarters out. Further, fiscal stimulus negotiations out of Washington continue to be in focus. Potential tax provisions in these bills are likely to be the most impactful for the markets; however, Democrats need nearly all the votes in their party to pass any bill. As a result of

8  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)
continued back and forth rhetoric, the market may experience heightened volatility in the months ahead.
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We continue to feel comfortable with our portfolio positioning. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style agnostic focus and private market value process provide access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. This leads to balanced, all-weather portfolios that can navigate through the market cycle.

Wells Fargo Opportunity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,104.47	$ 6.17	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.92	1.17%
Class C
Actual	$1,000.00	$1,100.32	$10.00	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$ 9.60	1.90%
Class R6
Actual	$1,000.00	$1,106.88	$ 3.80	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$ 3.65	0.72%
Administrator Class
Actual	$1,000.00	$1,105.42	$ 5.17	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$ 4.96	0.98%
Institutional Class
Actual	$1,000.00	$1,106.90	$ 3.96	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$ 3.80	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 98.50%
Communication services: 10.11%
Interactive media & services: 8.44%
Alphabet Incorporated Class C †	39,539	$ 105,383,692
Facebook Incorporated Class A †	210,591	71,472,479
		176,856,171
Wireless telecommunication services: 1.67%
T-Mobile US Incorporated †	272,950	34,872,092
Consumer discretionary: 11.61%
Internet & direct marketing retail: 4.96%
Amazon.com Incorporated †	26,094	85,719,834
Farfetch Limited Class A †	488,011	18,290,652
		104,010,486
Multiline retail: 1.62%
Dollar General Corporation	159,492	33,834,633
Specialty retail: 5.03%
Burlington Stores Incorporated †	124,838	35,400,312
The Home Depot Incorporated	128,351	42,132,499
Ulta Beauty Incorporated †	77,145	27,843,173
		105,375,984
Consumer staples: 2.60%
Food & staples retailing: 1.49%
Sysco Corporation	396,768	31,146,288
Household products: 1.11%
Church & Dwight Company Incorporated	282,864	23,356,080
Financials: 6.85%
Capital markets: 4.54%
CME Group Incorporated	62,716	12,128,020
Intercontinental Exchange Incorporated	257,066	29,516,318
S&P Global Incorporated	73,199	31,101,523
The Charles Schwab Corporation	307,260	22,380,818
		95,126,679
Insurance: 2.31%
Chubb Limited	97,318	16,882,727
Marsh & McLennan Companies Incorporated	208,237	31,533,329
		48,416,056
Health care: 13.31%
Health care equipment & supplies: 6.06%
Align Technology Incorporated †	45,402	30,211,853
Boston Scientific Corporation †	799,903	34,707,791
LivaNova plc †	394,427	31,234,674
Medtronic plc	246,302	30,873,956
		127,028,274
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Health care providers & services: 1.89%
UnitedHealth Group Incorporated	101,398	$ 39,620,255
Health care technology: 0.34%
Schrodinger Incorporated †	131,074	7,167,126
Life sciences tools & services: 4.56%
Agilent Technologies Incorporated	176,868	27,862,017
Bio-Rad Laboratories Incorporated Class A †	40,983	30,571,269
Thermo Fisher Scientific Incorporated	64,942	37,103,313
		95,536,599
Pharmaceuticals: 0.46%
Viatris Incorporated	702,271	9,515,772
Industrials: 15.66%
Aerospace & defense: 1.04%
MTU Aero Engines AG	97,172	21,846,373
Building products: 3.37%
Carlisle Companies Incorporated	185,312	36,838,172
Rexnord Corporation	524,874	33,744,149
		70,582,321
Commercial services & supplies: 1.84%
Republic Services Incorporated	320,450	38,473,227
Machinery: 5.52%
Fortive Corporation	536,812	37,882,823
Ingersoll Rand Incorporated †	581,019	29,289,168
Otis Worldwide Corporation	347,333	28,578,559
SPX Corporation †	374,693	20,027,341
		115,777,891
Professional services: 1.20%
Dun & Bradstreet Holdings Incorporated †	1,498,058	25,182,355
Trading companies & distributors: 2.69%
Air Lease Corporation	571,788	22,494,140
United Rentals Incorporated †	96,503	33,865,798
		56,359,938
Information technology: 28.59%
Electronic equipment, instruments & components: 3.83%
Amphenol Corporation Class A	502,569	36,803,128
Teledyne Technologies Incorporated †	101,307	43,519,461
		80,322,589
IT services: 5.42%
Fidelity National Information Services Incorporated	290,708	35,373,349
Genpact Limited	683,667	32,481,019
MasterCard Incorporated Class A	131,119	45,587,454
		113,441,822
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Semiconductors & semiconductor equipment: 4.75%
Marvell Technology Incorporated	691,528	$ 41,706,054
Texas Instruments Incorporated	301,175	57,888,847
		99,594,901
Software: 10.59%
Fair Isaac Corporation †	60,783	24,187,379
Palo Alto Networks Incorporated †	83,309	39,905,011
Riskfied Limited Class A †	460,558	10,505,328
Salesforce.com Incorporated †	274,575	74,470,232
ServiceNow Incorporated †	54,601	33,976,564
Workday Incorporated Class A †	155,270	38,800,420
		221,844,934
Technology hardware, storage & peripherals: 4.00%
Apple Incorporated	591,828	83,743,662
Materials: 2.84%
Chemicals: 2.12%
Ashland Global Holdings Incorporated	323,783	28,855,541
The Sherwin-Williams Company	55,593	15,551,030
		44,406,571
Metals & mining: 0.72%
Steel Dynamics Incorporated	258,830	15,136,378
Real estate: 6.93%
Equity REITs: 6.93%
American Tower Corporation	132,546	35,179,034
Equinix Incorporated	47,021	37,152,703
Sun Communities Incorporated	196,857	36,438,231
VICI Properties Incorporated	1,283,663	36,468,866
		145,238,834
Total Common stocks (Cost $1,124,648,265)		2,063,814,291

		Yield
Short-term investments: 1.71%
Investment companies: 1.71%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	35,794,530	35,794,530
Total Short-term investments (Cost $35,794,530)				35,794,530
Total investments in securities (Cost $1,160,442,795)	100.21%			2,099,608,821
Other assets and liabilities, net	(0.21)			(4,395,792)
Total net assets	100.00%			$2,095,213,029

†	Non-income earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  13

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 30,750,000	$ (30,750,000)	$0	$0	$ 0	0	$ 14#
Wells Fargo Government Money Market Fund Select Class	22,715,468	286,547,606	(273,468,544)	0	0	35,794,530	35,794,530	7,352
				$0	$0	$35,794,530		$7,366

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Opportunity Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $1,124,648,265)	$ 2,063,814,291
Investments in affiliated securites, at value (cost $35,794,530)	35,794,530
Foreign currency, at value (cost $64)	61
Receivable for dividends	2,417,951
Receivable for Fund shares sold	55,052
Receivable for securities lending income, net	205
Prepaid expenses and other assets	71,964
Total assets	2,102,154,054
Liabilities
Payable for investments purchased	3,586,890
Management fee payable	1,241,192
Payable for Fund shares redeemed	1,028,512
Shareholder servicing fees payable	444,269
Administration fees payable	357,322
Distribution fee payable	1,284
Trustees’ fees and expenses payable	374
Accrued expenses and other liabilities	281,182
Total liabilities	6,941,025
Total net assets	$2,095,213,029
Net assets consist of
Paid-in capital	$ 943,524,189
Total distributable earnings	1,151,688,840
Total net assets	$2,095,213,029
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,782,585,320
Shares outstanding – Class A1	31,108,210
Net asset value per share – Class A	$57.30
Maximum offering price per share – Class A2	$60.80
Net assets – Class C	$ 2,072,785
Shares outstanding – Class C1	39,616
Net asset value per share – Class C	$52.32
Net assets – Class R6	$ 35,060
Shares outstanding – Class R6[1]	534
Net asset value per share – Class R6	$65.66
Net assets – Administrator Class	$ 281,217,155
Shares outstanding – Administrator Class[1]	4,389,085
Net asset value per share – Administrator Class	$64.07
Net assets – Institutional Class	$ 29,302,709
Shares outstanding – Institutional Class[1]	446,388
Net asset value per share – Institutional Class	$65.64
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  15

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $218,826)	$ 15,905,211
Income from affiliated securities	7,557
Total investment income	15,912,768
Expenses
Management fee	14,342,305
Administration fees
Class A	3,572,861
Class C	4,372
Class R6	10
Administrator Class	345,569
Institutional Class	36,623
Shareholder servicing fees
Class A	4,253,405
Class C	5,201
Administrator Class	662,277
Distribution fee
Class C	15,030
Custody and accounting fees	73,584
Professional fees	53,301
Registration fees	55,838
Shareholder report expenses	93,569
Trustees’ fees and expenses	19,272
Other fees and expenses	76,667
Total expenses	23,609,884
Less: Fee waivers and/or expense reimbursements
Fund-level	(210,882)
Class A	(340,272)
Class C	(34)
Class R6	(9)
Administrator Class	(345,569)
Institutional Class	(30,989)
Net expenses	22,682,129
Net investment loss	(6,769,361)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	229,877,061
Net change in unrealized gains (losses) on investments	333,757,695
Net realized and unrealized gains (losses) on investments	563,634,756
Net increase in net assets resulting from operations	$556,865,395
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Opportunity Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income (loss)		$ (6,769,361)		$ 1,110,749
Payment from affiliate		0		34,135
Net realized gains on investments		229,877,061		104,293,081
Net change in unrealized gains (losses) on investments		333,757,695		74,954,479
Net increase in net assets resulting from operations		556,865,395		180,392,444
Distributions to shareholders from
Net investment income and net realized gains
Class A		(96,777,520)		(85,913,524)
Class C		(127,070)		(177,607)
Class R6		(1,744)		0 [1]
Administrator Class		(13,847,101)		(12,052,779)
Institutional Class		(1,540,976)		(1,499,585)
Total distributions to shareholders		(112,294,411)		(99,643,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	269,191	14,061,865	366,718	15,359,130
Class C	3,625	174,851	7,277	279,818
Class R6	0	0	534 [1]	25,000 [1]
Administrator Class	39,573	2,271,942	33,759	1,562,280
Institutional Class	95,789	5,729,224	161,022	7,664,409
		22,237,882		24,890,637
Reinvestment of distributions
Class A	1,960,933	94,208,894	1,957,543	83,556,394
Class C	2,836	125,099	4,247	166,102
Administrator Class	245,777	13,201,487	242,678	11,500,332
Institutional Class	25,255	1,390,102	27,588	1,337,917
		108,925,582		96,560,745
Payment for shares redeemed
Class A	(2,980,120)	(156,844,219)	(4,164,215)	(173,332,142)
Class C	(20,605)	(957,879)	(51,203)	(1,993,712)
Administrator Class	(348,167)	(20,269,914)	(588,564)	(27,709,639)
Institutional Class	(151,404)	(9,034,116)	(252,821)	(12,074,682)
		(187,106,128)		(215,110,175)
Net decrease in net assets resulting from capital share transactions		(55,942,664)		(93,658,793)
Total increase (decrease) in net assets		388,628,320		(12,909,844)
Net assets
Beginning of period		1,706,584,709		1,719,494,553
End of period		$2,095,213,029		$1,706,584,709
[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$45.64	$43.37	$46.31	$45.83	$41.86
Net investment income (loss)	(0.20)	0.01	0.10	(0.01) [1]	0.04
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	14.95	4.85	1.54	6.41	6.60
Total from investment operations	14.75	4.86	1.64	6.40	6.64
Distributions to shareholders from
Net investment income	(0.02)	(0.10)	0.00	(0.17)	(0.13)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)
Total distributions to shareholders	(3.09)	(2.59)	(4.58)	(5.92)	(2.67)
Net asset value, end of period	$57.30	$45.64	$43.37	$46.31	$45.83
Total return[3]	33.63%	11.62% [4]	5.18%	15.16%	16.49%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.21%	1.20%	1.21%
Net expenses	1.17%	1.16%	1.19%	1.20%	1.21%
Net investment income (loss)	(0.37)%	0.04%	0.23%	(0.01)%	0.11%
Supplemental data
Portfolio turnover rate	29%	43%	28%	30%	43%
Net assets, end of period (000s omitted)	$1,782,585	$1,453,975	$1,461,345	$1,528,852	$1,479,457

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.19	$40.02	$43.43	$43.46	$39.99
Net investment loss	(0.55) [1]	(0.28) [1]	(0.26) [1]	(0.43)	(0.26) [1]
Payment from affiliate	0.00	0.54	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	13.75	4.40	1.43	6.15	6.27
Total from investment operations	13.20	4.66	1.17	5.72	6.01
Distributions to shareholders from
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)
Net asset value, end of period	$52.32	$42.19	$40.02	$43.43	$43.46
Total return[2]	32.65%	12.13% [3]	4.37%	14.31%	15.62%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.94%	1.96%	1.95%	1.96%
Net expenses	1.91%	1.92%	1.95%	1.95%	1.96%
Net investment loss	(1.12)%	(0.71)%	(0.69)%	(0.76)%	(0.64)%
Supplemental data
Portfolio turnover rate	29%	43%	28%	30%	43%
Net assets, end of period (000s omitted)	$2,073	$2,268	$3,739	$31,381	$33,057

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.44% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020 [1]
Net asset value, beginning of period	$51.83	$46.84
Net investment income	0.04	0.04
Net realized and unrealized gains (losses) on investments	17.06	4.95
Total from investment operations	17.10	4.99
Distributions to shareholders from
Net investment income	(0.20)	0.00
Net realized gains	(3.07)	0.00
Total distributions to shareholders	(3.27)	0.00
Net asset value, end of period	$65.66	$51.83
Total return[2]	34.23%	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%
Net expenses	0.72%	0.72%
Net investment income	0.08%	0.25%
Supplemental data
Portfolio turnover rate	29%	43%
Net assets, end of period (000s omitted)	$35	$28

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$50.68	$47.85	$50.50	$49.45	$44.93
Net investment income (loss)	(0.10)	0.18	0.21	0.07	0.15 [1]
Net realized and unrealized gains (losses) on investments	16.65	5.30	1.73	6.97	7.09
Total from investment operations	16.55	5.48	1.94	7.04	7.24
Distributions to shareholders from
Net investment income	(0.09)	(0.16)	(0.01)	(0.24)	(0.18)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)
Total distributions to shareholders	(3.16)	(2.65)	(4.59)	(5.99)	(2.72)
Net asset value, end of period	$64.07	$50.68	$47.85	$50.50	$49.45
Total return	33.87%	11.85%	5.37%	15.38%	16.74%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.13%	1.12%	1.13%
Net expenses	0.98%	0.97%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.18)%	0.22%	0.42%	0.19%	0.31%
Supplemental data
Portfolio turnover rate	29%	43%	28%	30%	43%
Net assets, end of period (000s omitted)	$281,217	$225,604	$227,963	$244,110	$237,315

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$51.83	$48.89	$51.50	$50.30	$45.63
Net investment income	0.03 [1]	0.34	0.35	0.22	0.22 [1]
Net realized and unrealized gains (losses) on investments	17.04	5.37	1.74	7.08	7.25
Total from investment operations	17.07	5.71	2.09	7.30	7.47
Distributions to shareholders from
Net investment income	(0.19)	(0.28)	(0.12)	(0.35)	(0.26)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)
Total distributions to shareholders	(3.26)	(2.77)	(4.70)	(6.10)	(2.80)
Net asset value, end of period	$65.64	$51.83	$48.89	$51.50	$50.30
Total return	34.20%	12.09%	5.63%	15.69%	17.02%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.88%	0.87%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.05%	0.44%	0.66%	0.44%	0.47%
Supplemental data
Portfolio turnover rate	29%	43%	28%	30%	43%
Net assets, end of period (000s omitted)	$29,303	$24,710	$26,447	$29,562	$29,709

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Opportunity Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.

Wells Fargo Opportunity Fund  |  23

Notes to financial statements
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24  |  Wells Fargo Opportunity Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $1,166,570,063 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$952,525,059
Gross unrealized losses	(19,486,301)
Net unrealized gains	$933,038,758
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Opportunity Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 211,728,263	$ 0	$0	$ 211,728,263
Consumer discretionary	243,221,103	0	0	243,221,103
Consumer staples	54,502,368	0	0	54,502,368
Financials	143,542,735	0	0	143,542,735
Health care	278,868,026	0	0	278,868,026
Industrials	306,375,732	21,846,373	0	328,222,105
Information technology	598,947,908	0	0	598,947,908
Materials	59,542,949	0	0	59,542,949
Real estate	145,238,834	0	0	145,238,834
Short-term investments
Investment companies	35,794,530	0	0	35,794,530
Total assets	$2,077,762,448	$21,846,373	$0	$2,099,608,821
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments

26  |  Wells Fargo Opportunity Fund

Notes to financial statements
Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.72
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $6,782 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.

Wells Fargo Opportunity Fund  |  27

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C of the Fund was reimbursed by Allspring Funds Management in the amount of $5,051 and $29,084. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $559,301,119 and $742,982,140, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$ 1,084,056	$ 11,352,682
Long-term capital gain	111,210,355	88,290,813
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$53,204,473	$165,524,361	$933,038,758

28  |  Wells Fargo Opportunity Fund

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Opportunity Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

30  |  Wells Fargo Opportunity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $111,210,747 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $1,084,149 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $9,323 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	15,645,529
Shares voted “Against”	1,568,742
Shares voted “Abstain”	2,091,369
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	15,509,236
Shares voted “Against”	1,617,642
Shares voted “Abstain”	2,178,762
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Wells Fargo Opportunity Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Opportunity Fund  |  35

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for all periods under review except the one-year period, which was higher than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Administrator Class and Class R6 shares, and were higher than the sum of these average rates for the Fund’s expense Groups for the Institutional Class and Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

36  |  Wells Fargo Opportunity Fund

Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Opportunity Fund  |  37

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

38  |  Wells Fargo Opportunity Fund

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

Wells Fargo Opportunity Fund  |  39

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

40  |  Wells Fargo Opportunity Fund

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Opportunity Fund  |  41

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

42  |  Wells Fargo Opportunity Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Opportunity Fund  |  43

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo Opportunity Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00196 09-21
A232/AR232 09-21

Annual Report
September 30, 2021
Wells Fargo
Special Mid Cap Value Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Special Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Special Mid Cap Value Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA®‡, Bryant VonCronkhite, CFA®‡, CPA, Shane Zweck, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFPAX)	7-31-2007	31.77	9.53	13.80	39.83	10.83	14.48	1.14	1.14
Class C (WFPCX)	7-31-2007	37.80	10.01	13.63	38.80	10.01	13.63	1.89	1.89
Class R (WFHHX)[3]	9-30-2015	–	–	–	39.51	10.55	14.21	1.39	1.39
Class R6 (WFPRX)[4]	6-28-2013	–	–	–	40.44	11.30	14.98	0.71	0.71
Administrator Class (WFMDX)	4-8-2005	–	–	–	39.96	10.92	14.59	1.06	1.06
Institutional Class (WFMIX)	4-8-2005	–	–	–	40.30	11.19	14.90	0.81	0.81
Russell Midcap® Value Index[5]	–	–	–	–	42.40	10.59	13.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.73% for Class R6, 1.08% for Administrator Class, and 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index and . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Special Mid Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2021.
■	Detractors from performance included stock selection in the materials sector and an overweight to the consumer staples sector.
■	Contributors to performance included stock selection in the industrials sector and an underweight to the utilities sector.
We experienced a strong post-pandemic recovery.
Over the 12-month period, the equity markets and mid-cap value stocks experienced a significant recovery from the COVID-19 pandemic-induced sell-off in early 2020. As vaccines were introduced with higher efficacy than expected in November 2020, equity investors expressed strong optimism toward a global economic recovery. The vaccines and robust fiscal stimulus proposals from the new administration increased investor risk appetites, leading the smaller-cap, more cyclical stocks within the index to outperform. Rather than chase the early-cycle winners, our process is designed to find companies that can control their own destiny through a full economic cycle, via their clear competitive advantages, sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value across numerous market environments.
Ten largest holdings (%) as of September 30, 2021[1]
Carlisle Companies Incorporated	3.41
AerCap Holdings NV	3.08
CBRE Group Incorporated Class A	2.99
Arch Capital Group Limited	2.67
Republic Services Incorporated	2.62
Brown & Brown Incorporated	2.61
Amdocs Limited	2.53
Alcon Incorporated	2.51
Stanley Black & Decker Incorporated	2.35
Keurig Dr. Pepper Incorporated	2.29
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
We made modest changes to sector weightings.
Our stock selection process is predominantly driven by our bottom-up stock analysis. This process led to modest changes to the Fund’s sector weightings during the period. The Fund increased its weights in the consumer staples and consumer discretionary sectors as the market volatility created some attractive buying opportunities when seen through our multiyear lens. The Fund’s materials and information technology weights were reduced as reward/risk valuations dictated. The team’s reward/risk process continues to guide portfolio decisions as we strive to properly compensate the Fund’s shareholders for each unit of risk being taken.
Stock selection in the materials sector and an overweight to the consumer staples sector detracted from the Fund’s relative performance.
Materials stock selection was hurt by our preference for the more consistent cash-flow-generating packaging and specialty chemical industries, opposed to the more cyclical metals and mining industry. Materials holding AptarGroup, Incorporated, manufactures pumps, closures, and valves for the health care, beauty, and food and beverage end markets. It operates in very stable end markets and thus produces strong free cash flow. However, the stock underperformed the broader sector as investors preferred cyclicality over stability. Our overweight to the consumer staples sector was driven by the attractive long-term, reward/risk opportunities we found as the defensive but consistent cash-flow-generating sector lagged in the sharp recovery.
Stock selection in the industrials sector and an underweight to the utilities sector benefited the Fund’s performance.
In the industrials sector, aircraft leasing company AerCap Holdings N.V. was a significant contributor. The stock appreciated as air travel recovered and the company made an acquisition of one of its largest competitors. This was a great example of how companies can use their balance sheet flexibility to play offense while their competitors are forced to play defense. The Fund’s underweight to utilities contributed to relative performance. The sector was one of the worst-performing sectors within the index as the more defensive sector underperformed. Our underweight is driven by the view that we are finding better reward/risk value that meets our process in other sectors and also provides similar protection if 10-year yields were to fall further.

8  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our outlook for the Fund and our process remain positive.
As we look out over the next 6 to 12 months, we see numerous forces at play that could bring increased volatility. Equity investors continue to balance COVID-19’s progression, inflation concerns, and potential monetary policy changes with an improving global economy. We are not experts in forecasting macro events or the direction of the market. However, it is commonly the sources of macro-driven volatility, such as political events, interest rates, and regulatory changes, which create inefficiencies in individual stock prices. We believe it is prudent to manage downside risks, and we will continue to invest in companies that we believe have taken steps to control their own destinies.
We believe our team’s fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the stock market evolves. While volatility may increase, we look to the strong balance sheets and stable cash flows of the companies within the Fund to support consistent long-term performance. We maintain a favorable outlook for the Fund.

Wells Fargo Special Mid Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,051.04	$5.81	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Class C
Actual	$1,000.00	$1,047.11	$9.65	1.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	$9.50	1.88%
Class R
Actual	$1,000.00	$1,049.74	$7.09	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.98	1.38%
Class R6
Actual	$1,000.00	$1,053.16	$3.60	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
Administrator Class
Actual	$1,000.00	$1,051.51	$5.40	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Class
Actual	$1,000.00	$1,052.60	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 98.60%
Consumer discretionary: 13.43%
Auto components: 3.31%
Aptiv plc †	975,230	$ 145,280,013
Lear Corporation	1,575,800	246,581,184
		391,861,197
Distributors: 2.23%
LKQ Corporation †	5,235,800	263,465,456
Hotels, restaurants & leisure: 3.41%
Expedia Group Incorporated †	1,350,100	221,281,390
Yum China Holdings Incorporated	3,122,500	181,448,475
		402,729,865
Household durables: 2.80%
D.R. Horton Incorporated	3,178,500	266,898,645
Helen of Troy Limited †	283,300	63,651,844
		330,550,489
Internet & direct marketing retail: 0.19%
THG Holding plc †	3,402,736	23,245,175
Specialty retail: 1.49%
Best Buy Company Incorporated	1,664,500	175,954,295
Consumer staples: 9.29%
Beverages: 2.29%
Keurig Dr. Pepper Incorporated	7,917,769	270,470,989
Food & staples retailing: 1.98%
BJ's Wholesale Club Holdings Incorporated †	4,268,400	234,420,528
Food products: 1.15%
Lamb Weston Holdings Incorporated	2,214,900	135,928,413
Household products: 3.87%
Church & Dwight Company Incorporated	2,361,000	194,947,770
Reynolds Consumer Products Incorporated	9,577,000	261,835,180
		456,782,950
Energy: 4.71%
Energy equipment & services: 1.02%
Baker Hughes Incorporated	1,263,100	31,236,463
NOV Incorporated †	6,775,900	88,832,049
		120,068,512
Oil, gas & consumable fuels: 3.69%
Devon Energy Corporation	2,087,100	74,112,921
EOG Resources Incorporated	1,980,700	158,990,789
Hess Corporation	1,001,700	78,242,787
Valero Energy Corporation	1,774,000	125,191,180
		436,537,677
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Financials: 19.46%
Banks: 4.96%
Fifth Third Bancorp	5,549,700	$ 235,529,268
PacWest Bancorp	1,917,100	86,882,972
Regions Financial Corporation	8,481,200	180,734,372
Zions Bancorporation	1,349,300	83,508,177
		586,654,789
Capital markets: 3.09%
LPL Financial Holdings Incorporated	1,377,600	215,952,576
Pershing Square Tontine Holdings †	7,565,200	149,034,440
		364,987,016
Consumer finance: 1.71%
Discover Financial Services	1,648,900	202,567,365
Diversified financial services: 0.15%
Liberty Media Acquisition Corporation †	1,763,023	17,771,272
Insurance: 8.32%
Arch Capital Group Limited †	8,263,900	315,515,702
Brown & Brown Incorporated	5,552,200	307,869,490
Loews Corporation	2,792,200	150,583,346
The Allstate Corporation	1,640,900	208,902,979
		982,871,517
Mortgage REITs: 1.23%
Annaly Capital Management Incorporated	17,248,499	145,232,362
Health care: 7.43%
Health care equipment & supplies: 4.28%
Alcon Incorporated «	3,693,300	297,199,851
Zimmer Biomet Holdings Incorporated	1,425,500	208,636,180
		505,836,031
Health care providers & services: 3.15%
Humana Incorporated	507,600	197,532,540
Universal Health Services Incorporated Class B	1,263,100	174,775,147
		372,307,687
Industrials: 20.71%
Aerospace & defense: 0.90%
General Dynamics Corporation	541,400	106,130,642
Building products: 5.41%
Builders FirstSource Incorporated †	1,853,500	95,900,090
Carlisle Companies Incorporated	2,030,500	403,643,095
Masco Corporation	2,522,400	140,119,320
		639,662,505
Commercial services & supplies: 2.62%
Republic Services Incorporated	2,578,600	309,586,716
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Construction & engineering: 1.83%
APi Group Corporation †	2,438,916	$ 49,631,941
MasTec Incorporated †	1,931,500	166,649,820
		216,281,761
Machinery: 4.04%
Donaldson Company Incorporated	1,846,800	106,024,788
Gates Industrial Corporation plc †	5,737,232	93,344,765
Stanley Black & Decker Incorporated	1,586,300	278,094,253
		477,463,806
Professional services: 2.08%
Jacobs Engineering Group Incorporated	1,853,100	245,591,343
Trading companies & distributors: 3.83%
AerCap Holdings NV †	6,292,100	363,746,301
United Rentals Incorporated †	255,000	89,487,150
		453,233,451
Information technology: 7.64%
Communications equipment: 0.92%
Juniper Networks Incorporated	3,940,800	108,450,816
IT services: 5.10%
Amdocs Limited	3,956,500	299,546,615
Euronet Worldwide Incorporated †	1,977,900	251,747,112
Ironsource Limited Class A †«	4,731,400	51,430,318
		602,724,045
Software: 1.62%
NCR Corporation †	4,946,300	191,718,588
Materials: 4.12%
Chemicals: 2.29%
Celanese Corporation Series A	966,300	145,563,432
Diversey Holdings Limited †	3,092,812	49,608,704
FMC Corporation	831,500	76,132,140
		271,304,276
Containers & packaging: 0.79%
AptarGroup Incorporated	779,100	92,985,585
Metals & mining: 1.04%
Freeport-McMoRan Incorporated	3,766,300	122,517,739
Real estate: 6.19%
Equity REITs: 3.20%
American Campus Communities Incorporated	3,278,605	158,848,412
Equity Lifestyle Properties Incorporated	569,600	44,485,760
Invitation Homes Incorporated	4,561,500	174,842,295
		378,176,467
Real estate management & development: 2.99%
CBRE Group Incorporated Class A †	3,625,600	352,988,416
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2021

	Shares	Value
Utilities: 5.62%
Electric utilities: 3.46%
American Electric Power Company Incorporated	2,911,700	$ 236,371,806
FirstEnergy Corporation	4,848,200	172,692,884
		409,064,690
Water utilities: 2.16%
American Water Works Company Incorporated	1,508,200	254,946,128
Total Common stocks (Cost $8,578,541,980)		11,653,070,559

Investment companies: 0.80%
Exchange-traded funds: 0.80%
SPDR S&P Oil & Gas Exploration & Production ETF «	973,800	94,185,936
Total Investment companies (Cost $47,211,595)		94,185,936

	Expiration date
Warrants: 0.01%
Financials: 0.01%
Capital markets: 0.01%
Pershing Square Tontine Holdings Limited Class A †	7-24-2025	968,690	1,249,610
Diversified financial services: 0.00%
Liberty Media Acquisition Corporation Class A †	1-22-2026	352,604	539,484
Total Warrants (Cost $7,126,698)			1,789,094

		Yield
Short-term investments: 1.60%
Investment companies: 1.60%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	123,735,675	123,735,675
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	65,051,778	65,051,778
Total Short-term investments (Cost $188,787,453)				188,787,453
Total investments in securities (Cost $8,821,667,726)	101.01%			11,937,833,042
Other assets and liabilities, net	(1.01)			(119,844,376)
Total net assets	100.00%			$11,817,988,666

†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 500	$ 769,445,465	$ (645,710,290)	$0	$0	$ 123,735,675	123,735,675	$ 38,523#
Wells Fargo Government Money Market Fund Select Class	239,359,353	1,945,670,909	(2,119,978,484)	0	0	65,051,778	65,051,778	49,007
				$0	$0	$188,787,453		$87,530

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  15

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $120,024,543 of securities loaned), at value (cost $8,632,880,273)	$ 11,749,045,589
Investments in affiliated securites, at value (cost $188,787,453)	188,787,453
Receivable for Fund shares sold	15,327,839
Receivable for dividends	14,761,076
Receivable for investments sold	5,848,300
Receivable for securities lending income, net	45,951
Total assets	11,973,816,208
Liabilities
Payable upon receipt of securities loaned	123,735,675
Payable for investments purchased	11,766,159
Payable for Fund shares redeemed	11,323,060
Management fee payable	6,529,371
Administration fees payable	1,133,349
Distribution fees payable	89,772
Trustees’ fees and expenses payable	127
Accrued expenses and other liabilities	1,250,029
Total liabilities	155,827,542
Total net assets	$11,817,988,666
Net assets consist of
Paid-in capital	$ 7,688,054,080
Total distributable earnings	4,129,934,586
Total net assets	$11,817,988,666
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,131,410,882
Shares outstanding – Class A1	22,986,946
Net asset value per share – Class A	$49.22
Maximum offering price per share – Class A2	$52.22
Net assets – Class C	$ 132,741,382
Shares outstanding – Class C1	2,843,908
Net asset value per share – Class C	$46.68
Net assets – Class R	$ 28,820,640
Shares outstanding – Class R1	578,621
Net asset value per share – Class R	$49.81
Net assets – Class R6	$ 2,925,693,493
Shares outstanding – Class R6[1]	57,680,451
Net asset value per share – Class R6	$50.72
Net assets – Administrator Class	$ 389,512,016
Shares outstanding – Administrator Class[1]	7,756,041
Net asset value per share – Administrator Class	$50.22
Net assets – Institutional Class	$ 7,209,810,253
Shares outstanding – Institutional Class[1]	142,389,229
Net asset value per share – Institutional Class	$50.63
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Mid Cap Value Fund

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $139,633)	$ 143,786,844
Income from affiliated securities	361,766
Total investment income	144,148,610
Expenses
Management fee	73,038,620
Administration fees
Class A	2,302,186
Class C	274,548
Class R	59,822
Class R6	810,912
Administrator Class	507,175
Institutional Class	8,725,135
Shareholder servicing fees
Class A	2,740,697
Class C	326,843
Class R	71,217
Administrator Class	974,502
Distribution fees
Class C	980,528
Class R	71,190
Custody and accounting fees	312,272
Professional fees	44,496
Registration fees	194,936
Shareholder report expenses	745,210
Trustees’ fees and expenses	19,272
Other fees and expenses	134,247
Total expenses	92,333,808
Less: Fee waivers and/or expense reimbursements
Class A	(36,728)
Administrator Class	(193)
Net expenses	92,296,887
Net investment income	51,851,723
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,191,296,834
Written options	7,554,540
Net realized gains on investments	1,198,851,374
Net change in unrealized gains (losses) on
Unaffiliated securities	2,196,761,744
Written options	(1,597,817)
Net change in unrealized gains (losses) on investments	2,195,163,927
Net realized and unrealized gains (losses) on investments	3,394,015,301
Net increase in net assets resulting from operations	$3,445,867,024
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  17

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 51,851,723		$ 78,026,108
Net realized gains (losses) on investments		1,198,851,374		(179,710,870)
Net change in unrealized gains (losses) on investments		2,195,163,927		(519,469,127)
Net increase (decrease) in net assets resulting from operations		3,445,867,024		(621,153,889)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,690,728)		(42,557,946)
Class C		0		(5,334,641)
Class R		(26,900)		(1,279,526)
Class R6		(18,362,088)		(100,004,255)
Administrator Class		(1,423,815)		(24,372,266)
Institutional Class		(40,723,017)		(243,751,453)
Total distributions to shareholders		(64,226,548)		(417,300,087)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,786,526	219,114,924	9,854,743	348,696,853
Class C	343,992	15,066,280	407,609	14,546,860
Class R	121,981	5,747,947	219,967	7,988,211
Class R6	17,294,698	804,836,030	25,955,043	962,352,547
Administrator Class	3,486,926	142,839,440	2,021,462	74,053,375
Institutional Class	40,111,359	1,892,677,973	73,446,153	2,568,631,752
		3,080,282,594		3,976,269,598
Reinvestment of distributions
Class A	81,671	3,375,452	982,408	39,537,339
Class C	0	0	131,467	5,025,996
Class R	641	26,865	31,409	1,278,194
Class R6	396,774	16,843,042	2,282,372	94,677,008
Administrator Class	33,647	1,418,220	592,191	24,283,965
Institutional Class	914,588	38,787,662	5,501,267	227,806,608
		60,451,241		392,609,110
Payment for shares redeemed
Class A	(9,325,133)	(400,160,013)	(8,719,115)	(308,529,296)
Class C	(780,392)	(32,978,696)	(1,144,867)	(38,288,578)
Class R	(235,151)	(10,628,060)	(357,364)	(13,041,741)
Class R6	(17,821,226)	(818,801,519)	(21,827,939)	(779,801,393)
Administrator Class	(4,778,979)	(206,239,718)	(8,570,743)	(280,525,180)
Institutional Class	(41,678,815)	(1,966,093,841)	(67,358,421)	(2,411,269,322)
		(3,434,901,847)		(3,831,455,510)
Net increase (decrease) in net assets resulting from capital share transactions		(294,168,012)		537,423,198
Total increase (decrease) in net assets		3,087,472,464		(501,030,778)
Net assets
Beginning of period		8,730,516,202		9,231,546,980
End of period		$11,817,988,666		$ 8,730,516,202
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.33	$39.63	$37.59	$37.49	$33.12
Net investment income	0.13	0.18	0.26	0.15	0.33
Net realized and unrealized gains (losses) on investments	13.91	(2.85)	2.54	1.50	4.42
Total from investment operations	14.04	(2.67)	2.80	1.65	4.75
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.17)	(0.23)	(0.19)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	(0.15)	(1.63)	(0.76)	(1.55)	(0.38)
Net asset value, end of period	$49.22	$35.33	$39.63	$37.59	$37.49
Total return[1]	39.83%	(7.22)%	7.81%	4.50%	14.41%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.14%	1.15%	1.15%	1.18%
Net expenses	1.13%	1.14%	1.15%	1.15%	1.18%
Net investment income	0.17%	0.56%	0.67%	0.40%	0.78%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$1,131,411	$969,508	$1,003,560	$1,038,883	$1,070,690

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$33.63	$37.85	$36.02	$36.03	$31.91
Net investment income (loss)	(0.25) [1]	(0.11)	(0.07)	(0.14)	0.06
Net realized and unrealized gains (losses) on investments	13.30	(2.71)	2.49	1.46	4.26
Total from investment operations	13.05	(2.82)	2.42	1.32	4.32
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.01)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	0.00	(1.40)	(0.59)	(1.33)	(0.20)
Net asset value, end of period	$46.68	$33.63	$37.85	$36.02	$36.03
Total return[2]	38.80%	(7.89)%	7.00%	3.72%	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.89%	1.90%	1.90%	1.92%
Net expenses	1.88%	1.89%	1.90%	1.90%	1.92%
Net investment income (loss)	(0.58)%	(0.19)%	(0.09)%	(0.35)%	0.14%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$132,741	$110,318	$147,086	$174,839	$191,954

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.74	$40.10	$38.09	$38.08	$33.78
Net investment income (loss)	(0.04) [1]	0.09	0.17	0.09	0.32
Net realized and unrealized gains (losses) on investments	14.15	(2.90)	2.57	1.49	4.43
Total from investment operations	14.11	(2.81)	2.74	1.58	4.75
Distributions to shareholders from
Net investment income	(0.04)	(0.15)	(0.14)	(0.25)	(0.26)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	(0.04)	(1.55)	(0.73)	(1.57)	(0.45)
Net asset value, end of period	$49.81	$35.74	$40.10	$38.09	$38.08
Total return	39.51%	(7.45)%	7.52%	4.23%	14.13%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.39%	1.40%	1.40%	1.42%
Net expenses	1.38%	1.39%	1.40%	1.40%	1.42%
Net investment income (loss)	(0.08)%	0.31%	0.43%	0.18%	0.77%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$28,821	$24,705	$31,961	$24,575	$14,505

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$36.39	$40.76	$38.67	$38.52	$34.03
Net investment income	0.29	0.36	0.40	0.32 [1]	0.50 [1]
Net realized and unrealized gains (losses) on investments	14.36	(2.94)	2.62	1.55	4.53
Total from investment operations	14.65	(2.58)	3.02	1.87	5.03
Distributions to shareholders from
Net investment income	(0.32)	(0.39)	(0.34)	(0.40)	(0.35)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	(0.32)	(1.79)	(0.93)	(1.72)	(0.54)
Net asset value, end of period	$50.72	$36.39	$40.76	$38.67	$38.52
Total return	40.44%	(6.84)%	8.28%	4.95%	14.88%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.72%	0.72%	0.74%
Net expenses	0.70%	0.71%	0.72%	0.72%	0.74%
Net investment income	0.60%	0.99%	1.12%	0.85%	1.37%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$2,925,693	$2,103,895	$2,094,860	$1,493,787	$906,784

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$36.02	$40.35	$38.23	$38.12	$33.67
Net investment income	0.23	0.24 [1]	0.27 [1]	0.18 [1]	0.34 [1]
Net realized and unrealized gains (losses) on investments	14.13	(2.93)	2.61	1.52	4.52
Total from investment operations	14.36	(2.69)	2.88	1.70	4.86
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.17)	(0.27)	(0.22)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	(0.16)	(1.64)	(0.76)	(1.59)	(0.41)
Net asset value, end of period	$50.22	$36.02	$40.35	$38.23	$38.12
Total return	39.96%	(7.15)%	7.88%	4.58%	14.50%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.06%	1.07%	1.07%	1.09%
Net expenses	1.05%	1.06%	1.07%	1.07%	1.09%
Net investment income	0.25%	0.65%	0.72%	0.47%	0.95%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$389,512	$324,727	$604,126	$978,368	$1,156,796

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$36.33	$40.70	$38.61	$38.47	$34.00
Net investment income	0.24	0.32	0.38 [1]	0.26	0.41
Net realized and unrealized gains (losses) on investments	14.35	(2.94)	2.60	1.56	4.58
Total from investment operations	14.59	(2.62)	2.98	1.82	4.99
Distributions to shareholders from
Net investment income	(0.29)	(0.35)	(0.30)	(0.36)	(0.33)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)
Total distributions to shareholders	(0.29)	(1.75)	(0.89)	(1.68)	(0.52)
Net asset value, end of period	$50.63	$36.33	$40.70	$38.61	$38.47
Total return	40.30%	(6.93)%	8.17%	4.84%	14.76%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.82%	0.82%	0.84%
Net expenses	0.80%	0.81%	0.82%	0.82%	0.84%
Net investment income	0.50%	0.89%	1.00%	0.73%	1.24%
Supplemental data
Portfolio turnover rate	38%	51%	37%	37%	46%
Net assets, end of period (000s omitted)	$7,209,810	$5,197,362	$5,349,953	$4,937,901	$4,595,274

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was not used in pricing foreign securities.

Wells Fargo Special Mid Cap Value Fund  |  25

Notes to financial statements
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid

26  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements
for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $8,836,521,519 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$3,274,431,325
Gross unrealized losses	(173,119,802)
Net unrealized gains	$3,101,311,523
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$119	$(119)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Special Mid Cap Value Fund  |  27

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 1,587,806,477	$ 0	$0	$ 1,587,806,477
Consumer staples	1,097,602,880	0	0	1,097,602,880
Energy	556,606,189	0	0	556,606,189
Financials	2,300,084,321	0	0	2,300,084,321
Health care	878,143,718	0	0	878,143,718
Industrials	2,447,950,224	0	0	2,447,950,224
Information technology	902,893,449	0	0	902,893,449
Materials	486,807,600	0	0	486,807,600
Real estate	731,164,883	0	0	731,164,883
Utilities	664,010,818	0	0	664,010,818
Investment companies	94,185,936	0	0	94,185,936
Warrants
Financials	0	1,789,094	0	1,789,094
Short-term investments
Investment companies	188,787,453	0	0	188,787,453
Total assets	$11,936,043,948	$1,789,094	$0	$11,937,833,042
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

28  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Special Mid Cap Value Fund  |  29

Notes to financial statements
Expense ratio caps
Class A	1.16%
Class C	1.91
Class R	1.41
Class R6	0.73
Administrator Class	1.08
Institutional Class	0.83
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $39,206 from the sale of Class A shares and $717 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $4,074,250,133 and $4,159,796,920, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

30  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 8,753,611	$ (8,753,611)	$0
Barclays Capital Incorporated	13,070,088	(13,070,088)	0
JPMorgan Securities LLC	93,837,744	(93,837,744)	0
National Financial Services LLC	1,318,531	(1,318,531)	0
UBS Securities LLC	3,044,569	(3,044,569)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into written options for hedging purposes and had an average of 1,718 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$64,226,548	$161,129,912
Long-term capital gain	0	256,170,175
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$252,425,955	$776,197,088	$3,101,311,523
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Special Mid Cap Value Fund  |  31

Notes to financial statements
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

32  |  Wells Fargo Special Mid Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

Wells Fargo Special Mid Cap Value Fund  |  33

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $57,258,634 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $1,101,801 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	110,193,212
Shares voted “Against”	2,572,891
Shares voted “Abstain”	3,428,988
Shares voted “Uninstructed”	4,769,706
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	110,098,488
Shares voted “Against”	2,515,009
Shares voted “Abstain”	3,581,594
Shares voted “Uninstructed”	4,769,706
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Special Mid Cap Value Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Wells Fargo Special Mid Cap Value Fund  |  37

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

38  |  Wells Fargo Special Mid Cap Value Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index the Russell Midcap® Value Index, for all periods under review except the one-year period, which was lower than the benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40  |  Wells Fargo Special Mid Cap Value Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

42  |  Wells Fargo Special Mid Cap Value Fund

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

44  |  Wells Fargo Special Mid Cap Value Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

46  |  Wells Fargo Special Mid Cap Value Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Special Mid Cap Value Fund  |  47

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00197 09-21
A234/AR234 09-21

Annual Report
September 30, 2021
Wells Fargo
Diversified Capital Builder Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Diversified Capital Builder Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Diversified Capital Builder Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Junkin, Margaret Patel
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKBAX)	1-20-1998	11.42	9.87	12.93	18.18	11.18	13.59	1.11	1.11
Class C (EKBCX)	1-22-1998	16.25	10.36	12.73	17.25	10.36	12.73	1.86	1.86
Administrator Class (EKBDX)	7-30-2010	–	–	–	18.17	11.24	13.74	1.03	1.03
Institutional Class (EKBYX)	1-26-1998	–	–	–	18.51	11.55	14.01	0.78	0.78
Diversified Capital Builder Blended Index[3]	–	–	–	–	25.90	14.45	14.41	–	–
ICE BofA U.S. Cash Pay High Yield Index[4]	–	–	–	–	11.30	6.33	7.26	–	–
Russell 1000® Index[5]	–	–	–	–	30.96	17.11	16.76	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Source: Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.
[4]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[5]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

6  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, ICE BofA U.S. Cash Pay High Yield Index and Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Diversified Capital Builder Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2021.
■	Underperforming sectors included industrials, health care, and consumer durables.
■	Holdings in communication services and consumer discretionary contributed to results.
■	The primary contributors to the Fund’s underperformance were our minimal holdings in the two best-performing sectors—energy and financials.
■	In the Fund’s bond portfolio, our holdings modestly underperformed that of the ICE BofA U.S. Cash Pay High Yield Index due to our concentration in higher-quality below-investment-grade bonds. Very low-quality, below-investment-grade bonds substantially outperformed higher-quality bonds.
Strong economic recovery drove markets.
The Russell 1000® Index rose steadily through the fiscal year before declining modestly in September, the final month of the fiscal year. The steady gains were due to the very strong economic recovery from the COVID-19-related slowdown in the summer of 2020. As the economy improved in the fiscal year, companies reported extremely strong earnings and maintenance or improvement in their profit margins. These positive factors helped propel the market higher. In addition, the federal government offered attractive loans to businesses and also paid higher unemployment benefits to supplement lost wages, leaving consumers with most of their forgone income replaced and higher savings balances than before the pandemic began. The U.S. Federal Reserve (Fed) also kept short-term interest rates low, and by its substantial purchases of long-term U.S. Treasuries and mortgage securities, kept longer-term interest rates at historically low levels.
As a result of increasing corporate profits and stable, very low interest rates, the stock market increased in the fiscal year with only minor occasional pull-backs, gaining over 30% for the period.
Interest rates, as measured by U.S. Treasury securities due in 10 years, experienced yield and price volatility. To illustrate, at the beginning of the fiscal year, the yield on 10-year maturity U.S. Treasuries was just 0.685%. Rates in the spring and summer of 2020 were extremely low due to concerns about COVID-19 depressing the economy. But as the economy improved over the fiscal year, U.S. Treasury issues with 10-year maturities increased to a yield of approximately 1.50%, still a historically very low level but substantially higher than the yield at the beginning of the fiscal year.
Stocks gained in value during the period.
Most stocks gained in value from the start of the fiscal year, reflecting a growing economy with rising sales and profits. However, many stocks reached their peak valuation in the spring of 2021, and since then, many stocks have been relatively flat in price. As the fiscal year progressed since then, the higher level of the Russell 1000® Index has been driven by a handful of large growth stocks. Investors became concerned about slower economic growth in the future, as well as continued rising inflation. In addition, the possibility that the Fed might begin to reduce their purchases of bonds, which would likely cause interest rates to rise, caused investors to reduce holdings of stocks in cyclical sectors or areas without pricing power to increase their prices to offset inflation.
Ten largest holdings (%) as of September 30, 2021[1]
Broadcom Incorporated	6.31
AbbVie Incorporated	4.87
L3Harris Technologies Incorporated	4.30
Amphenol Corporation Class A	3.81
Thermo Fisher Scientific Incorporated	3.47
Synopsys Incorporated	3.46
Bristol-Myers Squibb Company	3.29
Berry Global Group Incorporated	3.02
Leidos Holdings Incorporated	2.67
Amgen Incorporated	2.58
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund underperformed its benchmark, primarily due to our minimal holdings in energy and financials, two sectors that had the largest return in the fiscal year, as both bounced back from very depressed levels at the beginning of the fiscal year. We have continued to underweight these sectors, as we feel other areas of the economy will have higher growth over the next year. Within the equity portfolio, its holdings in communication services and consumer discretionary added to return. In addition, a number of the Fund’s information technology (IT) holdings, while slightly lagging the sector return of the benchmark, outpaced the average market gain.

8  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)
Detracting from performance were holdings in industrials, consumer staples, and utilities.
Equity outperformers in IT included Broadcom Incorporated; Amphenol Corporation Class A; Microchip Technology Incorporated; and Synopsys, Incorporated. In health care, AbbVie Incorporated; Danaher Corporation; Thermo Fisher Scientific Incorporated; and Alexion Pharmaceuticals, Incorporated, outperformed. Alexion had substantial outperformance due to its acquisition at a premium price by AstraZeneca PLC. In the industrials sector, John Bean Technologies Corporation and L3Harris Technologies, Incorporated, added to performance. Also adding to performance was MTS Systems Corporation, which was acquired at a premium price by Amphenol Corporation.
Detracting in the utilities sector was Vistra Corporation*. In the industrials sector, Timken Company and Teledyne Technologies Incorporated detracted. Health care issues Amgen Incorporated and Vertex Pharmaceuticals Incorporated were also detractors.
U.S. Treasury rates moved higher.
During the fiscal year, short-term yields on U.S. Treasury bills with maturities less than one year remained anchored near zero, as the Fed continued its policy of very low and stable short-term rates. However, yields on longer-term notes and bonds rose markedly, albeit still remaining at historically low levels, as investors became less risk averse and more concerned about rising inflation.
Portfolio composition as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The Fund’s bond holdings consisted primarily of high-yield, below-investment-grade issues. High-yield bonds historically have been more sensitive to prospects of future economic growth. In contrast, investment-grade bonds, because of their higher quality, are more sensitive to movements in U.S. Treasury bond yields than to the economic outlook. Thus, during the fiscal year, investment-grade bonds experienced modestly higher yields and lower prices and underperformed high-yield bonds, which increased moderately in price, resulting in lower yields. Over the fiscal year, returns for high-yield bonds were positive. However, returns for higher-quality bonds were more muted, while those of very low-quality had substantially higher returns due to price increases as investors became more optimistic about credit conditions improving.
Relative outperformers in the bond portfolio included industrial companies TransDigm Group Incorporated; MTS Systems Corporation; and SPX FLOW, Incorporated*. MTS Systems bonds benefited from the company’s acquisition by investment-grade company Amphenol Corporation. Materials companies Koppers Holding Incorporated and Tronox Holdings also contributed, as well as health care company DaVita Incorporated. Detractors were Bausch Health Companies Incorporated; technology company Citrix Systems, Incorporated; and investment-grade technology company Broadcom Incorporated.
Our outlook is optimistic.
The Fund’s positioning reflects our expectation for continued economic growth over the next year, although at levels somewhat lower than recent economic growth rates. We find stock prices reasonable compared with the earnings growth potential of many stocks. Thus, we are optimistic that equities may provide returns above those available on the very low yields of risk-free alternatives. In addition, with yields of U.S. Treasuries likely to be at low levels for the foreseeable future, even if rates rise modestly over the next year, we feel stock dividend yields are attractive alternatives to yields offered on many fixed-income issues. Within the Fund’s fixed-income assets, virtually all of the bond holdings are of companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We expect these high-yield bonds to provide a competitive return to that available on lower-yielding, higher-rated bonds.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Diversified Capital Builder Fund  |  9

This security was no longer held at the end of the reporting period.

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,040.10	$5.63	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Class C
Actual	$1,000.00	$1,036.09	$9.44	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35	1.85%
Administrator Class
Actual	$1,000.00	$1,040.56	$5.22	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16	1.02%
Institutional Class
Actual	$1,000.00	$1,042.14	$3.94	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Common stocks: 83.98%
Consumer discretionary: 0.35%
Household durables: 0.35%
Whirlpool Corporation	20,000	$ 4,077,200
Health care: 28.80%
Biotechnology: 11.22%
AbbVie Incorporated	520,000	56,092,400
Amgen Incorporated	140,000	29,771,000
Biogen Incorporated †	10,000	2,829,900
Horizon Therapeutics plc †	212,000	23,222,480
Neurocrine Biosciences Incorporated †	105,000	10,070,550
Vertex Pharmaceuticals Incorporated †	40,000	7,255,600
		129,241,930
Health care equipment & supplies: 5.53%
Abbott Laboratories	185,000	21,854,050
Becton Dickinson & Company	55,000	13,520,100
Danaher Corporation	93,000	28,312,920
ElectroCore LLC †	30,000	33,900
		63,720,970
Health care providers & services: 1.65%
McKesson Corporation	95,000	18,941,100
Life sciences tools & services: 5.48%
Bio-Rad Laboratories Incorporated Class A †	15,000	11,189,250
IQVIA Holdings Incorporated †	50,000	11,977,000
Thermo Fisher Scientific Incorporated	70,000	39,993,100
		63,159,350
Pharmaceuticals: 4.92%
Bristol-Myers Squibb Company	640,000	37,868,800
Merck & Company Incorporated	210,000	15,773,100
Merck KGaA ADR	70,000	3,042,900
		56,684,800
Industrials: 15.99%
Aerospace & defense: 4.80%
Curtiss-Wright Corporation	45,000	5,678,100
L3Harris Technologies Incorporated	225,000	49,554,000
		55,232,100
Electrical equipment: 1.56%
AMETEK Incorporated	145,000	17,981,450
Industrial conglomerates: 0.65%
Honeywell International Incorporated	35,000	7,429,800
Machinery: 6.31%
Crane Company	43,000	4,076,830
IDEX Corporation	80,000	16,556,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Machinery (continued)
John Bean Technologies Corporation	175,000	$ 24,596,250
The Timken Company	420,000	27,476,400
		72,705,480
Professional services: 2.67%
Leidos Holdings Incorporated	320,000	30,761,600
Information technology: 29.78%
Electronic equipment, instruments & components: 4.67%
Amphenol Corporation Class A	600,000	43,938,000
Teledyne Technologies Incorporated †	23,000	9,880,340
		53,818,340
IT services: 2.18%
Akamai Technologies Incorporated †	115,000	12,027,850
MasterCard Incorporated Class A	37,500	13,038,000
		25,065,850
Semiconductors & semiconductor equipment: 14.17%
Advanced Micro Devices Incorporated †	200,000	20,580,000
Analog Devices Incorporated	30,000	5,024,400
Broadcom Incorporated	150,000	72,739,500
Microchip Technology Incorporated	165,000	25,325,850
Micron Technology Incorporated	170,000	12,066,600
NVIDIA Corporation	18,000	3,728,880
Qualcomm Incorporated	45,000	5,804,100
Texas Instruments Incorporated	25,000	4,805,250
Xilinx Incorporated	87,000	13,136,130
		163,210,710
Software: 8.76%
Adobe Incorporated †	48,500	27,922,420
ANSYS Incorporated †	30,000	10,213,500
Autodesk Incorporated †	20,000	5,703,400
Microsoft Corporation	61,000	17,197,120
Synopsys Incorporated †	133,000	39,821,530
		100,857,970
Materials: 9.06%
Chemicals: 5.00%
Celanese Corporation Series A	14,000	2,108,960
Eastman Chemical Company	160,000	16,118,400
Huntsman Corporation	525,000	15,534,750
The Sherwin-Williams Company	60,000	16,783,800
Tronox Holdings plc Class A	100,000	2,465,000
Westlake Chemical Corporation	50,000	4,557,000
		57,567,910
Containers & packaging: 4.06%
AptarGroup Incorporated	76,500	9,130,275
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Containers & packaging (continued)
Berry Global Group Incorporated †	570,000	$ 34,701,600
Sealed Air Corporation	53,000	2,903,870
		46,735,745
Total Common stocks (Cost $656,659,617)		967,192,305

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 13.14%
Consumer discretionary: 1.22%
Auto components: 0.98%
Tenneco Incorproated 144A	5.13%	4-15-2029	$11,000,000	11,247,500
Household durables: 0.24%
Installed Building Company 144A	5.75	2-1-2028	2,700,000	2,828,250
Consumer staples: 1.27%
Food products: 0.72%
Post Holdings Incorporated 144A	4.50	9-15-2031	8,435,000	8,334,877
Household durables: 0.55%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	6,200,000	6,264,507
Health care: 3.04%
Health care equipment & supplies: 0.47%
Hologic Incorporated 144A	3.25	2-15-2029	5,440,000	5,442,584
Health care providers & services: 2.13%
AMN Healthcare Incorporated 144A	4.00	4-15-2029	1,000,000	1,030,000
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,000,000	1,037,500
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	1,000,000	981,950
Centene Corporation	4.63	12-15-2029	4,500,000	4,904,100
Davita Incorporated 144A	4.63	6-1-2030	13,550,000	13,937,676
Encompass Health Corporation	4.63	4-1-2031	2,500,000	2,627,625
				24,518,851
Life sciences tools & services: 0.18%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	2,000,000	2,095,460
Pharmaceuticals: 0.26%
Bausch Health Companies Incorporated 144A	5.25	2-15-2031	1,500,000	1,379,415
Organon Finance 1 LLC 144A	5.13	4-30-2031	1,500,000	1,575,525
				2,954,940
Industrials: 1.85%
Aerospace & defense: 0.71%
TransDigm Group Incorporated	4.63	1-15-2029	1,000,000	998,255
TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	7,221,620
				8,219,875
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  13

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Commercial services & supplies: 0.29%
ACCO Brands Corporation 144A	4.25%	3-15-2029	$ 2,000,000	$ 2,008,200
Stericycle Incorporated 144A	3.88	1-15-2029	1,310,000	1,318,004
				3,326,204
Construction & engineering: 0.85%
Dycom Industries Incorporated 144A	4.50	4-15-2029	9,720,000	9,761,067
Information technology: 1.91%
Electronic equipment, instruments & components: 0.77%
TTM Technologies Incorporated 144A	4.00	3-1-2029	8,890,000	8,854,885
IT services: 0.03%
Gartner Incorporated 144A	3.63	6-15-2029	350,000	352,660
Semiconductors & semiconductor equipment: 0.61%
Microchip Technology Incorporated	4.25	9-1-2025	1,800,000	1,882,315
Synaptics Incorporated 144A	4.00	6-15-2029	5,000,000	5,115,350
				6,997,665
Software: 0.36%
Citrix Systems Incorporated	3.30	3-1-2030	4,000,000	4,085,087
Technology hardware, storage & peripherals: 0.14%
Western Digital Corporation	4.75	2-15-2026	1,500,000	1,661,280
Materials: 3.21%
Chemicals: 2.09%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,374,275
Olin Corporation	5.50	8-15-2022	1,000,000	1,036,250
Tronox Incorporated 144A	4.63	3-15-2029	5,310,000	5,283,450
Valvoline Incorporated 144A	3.63	6-15-2031	9,495,000	9,376,313
				24,070,288
Containers & packaging: 1.12%
Ball Corporation	2.88	8-15-2030	12,000,000	11,647,500
Berry Global Incorporated 144A	4.50	2-15-2026	1,189,000	1,211,115
				12,858,615
Real estate: 0.55%
Equity REITs: 0.55%
Iron Mountain Incorporated 144A	4.50	2-15-2031	5,350,000	5,426,505
SBA Communications Corporation 144A	3.13	2-1-2029	1,000,000	966,250
				6,392,755
Utilities: 0.09%
Electric utilities: 0.09%
NRG Energy Incorporated 144A	5.25	6-15-2029	1,000,000	1,063,750
Total Corporate bonds and notes (Cost $151,127,138)				151,331,100
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.46%
Health care: 1.30%
Pharmaceuticals: 1.30%
Bausch Health Companies Incorporated 144A	5.25%	1-30-2030	$16,000,000	$ 14,920,000
Industrials: 0.25%
Electrical equipment: 0.25%
Sensata Technologies BV 144A	4.00	4-15-2029	2,880,000	2,931,696
Information technology: 0.44%
Technology hardware, storage & peripherals: 0.44%
Seagate HDD 144A	3.13	7-15-2029	1,500,000	1,450,650
Seagate HDD	4.09	6-1-2029	3,488,000	3,662,400
				5,113,050
Materials: 0.47%
Chemicals: 0.47%
Methanex Corporation	5.13	10-15-2027	4,000,000	4,325,000
Methanex Corporation	5.25	12-15-2029	1,000,000	1,082,500
				5,407,500
Total Yankee corporate bonds and notes (Cost $29,172,698)				28,372,246

		Yield	Shares
Short-term investments: 0.30%
Investment companies: 0.30%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	3,420,686	3,420,686
Total Short-term investments (Cost $3,420,686)				3,420,686
Total investments in securities (Cost $840,380,139)	99.88%			1,150,316,337
Other assets and liabilities, net	0.12			1,342,342
Total net assets	100.00%			$1,151,658,679

†	Non-income earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  15

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 44,100	$ 18,236,920	$ (18,281,020)	$0	$0	$ 0	0	$ 35#
Wells Fargo Government Money Market Fund Select Class	9,255,832	180,053,104	(185,888,250)	0	0	3,420,686	3,420,686	706
				$0	$0	$3,420,686		$741

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Capital Builder Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $836,959,453)	$ 1,146,895,651
Investments in affiliated securites, at value (cost $3,420,686)	3,420,686
Receivable for dividends and interest	2,713,229
Receivable for Fund shares sold	593,832
Receivable for securities lending income, net	68
Prepaid expenses and other assets	69,381
Total assets	1,153,692,847
Liabilities
Payable for Fund shares redeemed	1,026,367
Management fee payable	603,120
Administration fees payable	181,778
Distribution fee payable	81,597
Trustees’ fees and expenses payable	311
Accrued expenses and other liabilities	140,995
Total liabilities	2,034,168
Total net assets	$1,151,658,679
Net assets consist of
Paid-in capital	$ 764,353,454
Total distributable earnings	387,305,225
Total net assets	$1,151,658,679
Computation of net asset value and offering price per share
Net assets – Class A	$ 657,696,322
Shares outstanding – Class A1	52,052,687
Net asset value per share – Class A	$12.64
Maximum offering price per share – Class A2	$13.41
Net assets – Class C	$ 127,208,579
Shares outstanding – Class C1	10,111,193
Net asset value per share – Class C	$12.58
Net assets – Administrator Class	$ 8,234,357
Shares outstanding – Administrator Class[1]	651,226
Net asset value per share – Administrator Class	$12.64
Net assets – Institutional Class	$ 358,519,421
Shares outstanding – Institutional Class[1]	28,592,262
Net asset value per share – Institutional Class	$12.54
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  17

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $4,222)	$ 13,772,643
Interest	7,788,366
Income from affiliated securities	2,817
Total investment income	21,563,826
Expenses
Management fee	7,102,554
Administration fees
Class A	1,394,183
Class C	272,186
Administrator Class	10,014
Institutional Class	459,937
Shareholder servicing fees
Class A	1,659,741
Class C	324,032
Administrator Class	19,257
Distribution fee
Class C	972,095
Custody and accounting fees	48,479
Professional fees	50,794
Registration fees	74,853
Shareholder report expenses	118,488
Trustees’ fees and expenses	19,272
Other fees and expenses	65,783
Total expenses	12,591,668
Less: Fee waivers and/or expense reimbursements
Class A	(17,147)
Class C	(11)
Administrator Class	(46)
Institutional Class	(3,204)
Net expenses	12,571,260
Net investment income	8,992,566
Realized and unrealized gains (losses) on investments
Net realized gains on investments	76,411,912
Net change in unrealized gains (losses) on investments	102,334,271
Net realized and unrealized gains (losses) on investments	178,746,183
Net increase in net assets resulting from operations	$187,738,749
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Capital Builder Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 8,992,566		$ 11,843,245
Net realized gains on investments		76,411,912		10,794,415
Net change in unrealized gains (losses) on investments		102,334,271		42,479,631
Net increase in net assets resulting from operations		187,738,749		65,117,291
Distributions to shareholders from
Net investment income and net realized gains
Class A		(11,123,408)		(32,619,920)
Class C		(1,538,817)		(5,629,511)
Administrator Class		(132,621)		(491,553)
Institutional Class		(7,100,792)		(20,579,220)
Total distributions to shareholders		(19,895,638)		(59,320,204)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,656,403	32,028,112	3,965,389	41,907,199
Class C	1,126,019	13,697,978	2,956,606	30,937,431
Administrator Class	157,581	1,930,653	151,606	1,529,330
Institutional Class	4,135,579	50,095,587	7,957,364	82,460,036
		97,752,330		156,833,996
Reinvestment of distributions
Class A	887,849	10,610,267	3,027,088	31,259,543
Class C	128,497	1,513,271	523,869	5,421,139
Administrator Class	10,971	131,644	47,212	487,564
Institutional Class	544,042	6,491,325	1,851,509	18,977,296
		18,746,507		56,145,542
Payment for shares redeemed
Class A	(6,835,939)	(83,812,601)	(9,176,945)	(93,301,844)
Class C	(2,374,486)	(28,773,555)	(3,315,378)	(33,616,928)
Administrator Class	(107,947)	(1,340,542)	(513,380)	(5,090,942)
Institutional Class	(5,661,351)	(68,312,479)	(14,006,603)	(140,839,941)
		(182,239,177)		(272,849,655)
Net decrease in net assets resulting from capital share transactions		(65,740,340)		(59,870,117)
Total increase (decrease) in net assets		102,102,771		(54,073,030)
Net assets
Beginning of period		1,049,555,908		1,103,628,938
End of period		$1,151,658,679		$1,049,555,908
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.88	$10.71	$10.88	$10.30	$9.96
Net investment income	0.09	0.11	0.14	0.10	0.14 [1]
Net realized and unrealized gains (losses) on investments	1.87	0.63	0.37	1.06	1.12
Total from investment operations	1.96	0.74	0.51	1.16	1.26
Distributions to shareholders from
Net investment income	(0.10)	(0.13)	(0.14)	(0.09)	(0.14)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)
Total distributions to shareholders	(0.20)	(0.57)	(0.68)	(0.58)	(0.92)
Net asset value, end of period	$12.64	$10.88	$10.71	$10.88	$10.30
Total return[2]	18.18%	7.26%	5.60%	11.72%	13.62%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.12%	1.11%	1.12%
Net expenses	1.11%	1.11%	1.12%	1.11%	1.12%
Net investment income	0.76%	1.09%	1.38%	0.96%	1.43%
Supplemental data
Portfolio turnover rate	28%	44%	61%	31%	54%
Net assets, end of period (000s omitted)	$657,696	$601,951	$616,346	$574,760	$551,272

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.86	$10.69	$10.86	$10.28	$9.96
Net investment income	0.00 [1,2]	0.03	0.06	0.02	0.08
Net realized and unrealized gains (losses) on investments	1.86	0.63	0.37	1.06	1.11
Total from investment operations	1.86	0.66	0.43	1.08	1.19
Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.06)	(0.01)	(0.09)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)
Total distributions to shareholders	(0.14)	(0.49)	(0.60)	(0.50)	(0.87)
Net asset value, end of period	$12.58	$10.86	$10.69	$10.86	$10.28
Total return[3]	17.25%	6.44%	4.81%	10.88%	12.85%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.86%	1.87%	1.87%	1.87%
Net expenses	1.86%	1.86%	1.87%	1.87%	1.87%
Net investment income	0.01%	0.34%	0.65%	0.21%	0.65%
Supplemental data
Portfolio turnover rate	28%	44%	61%	31%	54%
Net assets, end of period (000s omitted)	$127,209	$121,947	$118,297	$131,601	$117,346

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.89	$10.72	$10.89	$10.32	$9.97
Net investment income	0.10 [1]	0.12 [1]	0.15 [1]	0.11 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	1.86	0.63	0.37	1.06	1.12
Total from investment operations	1.96	0.75	0.52	1.17	1.28
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.15)	(0.11)	(0.15)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)
Total distributions to shareholders	(0.21)	(0.58)	(0.69)	(0.60)	(0.93)
Net asset value, end of period	$12.64	$10.89	$10.72	$10.89	$10.32
Total return	18.17%	7.33%	5.67%	11.73%	13.75%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.04%	1.03%	1.04%
Net expenses	1.03%	1.03%	1.04%	1.03%	1.04%
Net investment income	0.84%	1.19%	1.47%	1.04%	1.58%
Supplemental data
Portfolio turnover rate	28%	44%	61%	31%	54%
Net assets, end of period (000s omitted)	$8,234	$6,429	$9,708	$13,821	$10,225

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.79	$10.64	$10.81	$10.25	$9.90
Net investment income	0.13	0.14	0.18	0.14	0.19
Net realized and unrealized gains (losses) on investments	1.86	0.62	0.36	1.05	1.11
Total from investment operations	1.99	0.76	0.54	1.19	1.30
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.17)	(0.14)	(0.17)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)
Total distributions to shareholders	(0.24)	(0.61)	(0.71)	(0.63)	(0.95)
Net asset value, end of period	$12.54	$10.79	$10.64	$10.81	$10.25
Total return	18.51%	7.48%	5.98%	12.04%	14.11%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.79%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.09%	1.42%	1.73%	1.30%	1.71%
Supplemental data
Portfolio turnover rate	28%	44%	61%	31%	54%
Net assets, end of period (000s omitted)	$358,519	$319,229	$359,278	$326,283	$262,754
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

24  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Diversified Capital Builder Fund  |  25

Notes to financial statements
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $840,432,569 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$330,689,268
Gross unrealized losses	(20,805,500)
Net unrealized gains	$309,883,768
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 4,077,200	$ 0	$0	$ 4,077,200
Health care	331,748,150	0	0	331,748,150
Industrials	184,110,430	0	0	184,110,430
Information technology	342,952,870	0	0	342,952,870
Materials	104,303,655	0	0	104,303,655
Corporate bonds and notes	0	151,331,100	0	151,331,100
Yankee corporate bonds and notes	0	28,372,246	0	28,372,246
Short-term investments
Investment companies	3,420,686	0	0	3,420,686
Total assets	$970,612,991	$179,703,346	$0	$1,150,316,337
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.

26  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Diversified Capital Builder Fund  |  27

Notes to financial statements
Expense ratio caps
Class A	1.13%
Class C	1.88
Administrator Class	1.05
Institutional Class	0.78
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $32,875 from the sale of Class A shares and $85 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $316,905,281 and $389,489,983, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

28  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$10,133,825	$16,013,965
Long-term capital gain	9,761,813	43,306,239
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,993,809	$62,509,922	$309,883,768
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Diversified Capital Builder Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Capital Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

30  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 69% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $9,761,813 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $6,988,716 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $3,648,714 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 44% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	37,825,177
Shares voted “Against”	2,535,368
Shares voted “Abstain”	4,159,358
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	37,710,718
Shares voted “Against”	2,656,231
Shares voted “Abstain”	4,152,955
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Diversified Capital Builder Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Diversified Capital Builder Fund  |  35

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Capital Builder Blended Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were higher than the median net operating expense ratio of the expense Groups for Class A, lower than the median net operating expense ratio for the Administrator Class and equal to the median net operating expense ratio for the Institutional Class. The Board noted that the net operating expense ratio caps for the Fund’s classes would be maintained.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the average rate for the Fund’s expense Groups for Class A, and lower than the average rates for the Fund’s expense Groups for the Administrator Class and the Institutional Class.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Diversified Capital Builder Fund  |  37

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

38  |  Wells Fargo Diversified Capital Builder Fund

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

Wells Fargo Diversified Capital Builder Fund  |  39

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

Wells Fargo Diversified Capital Builder Fund  |  41

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

42  |  Wells Fargo Diversified Capital Builder Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Diversified Capital Builder Fund  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00179 09-21
A225/AR225 09-21

Annual Report
September 30, 2021
Wells Fargo
Diversified Income Builder Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Diversified Income Builder Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Diversified Income Builder Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, Margaret Patel
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKSAX)	4-14-1987	5.21	4.71	7.18	11.58	5.95	7.81	1.07	0.85
Class C (EKSCX)	2-1-1993	9.70	5.18	7.01	10.70	5.18	7.01	1.82	1.60
Class R6 (EKSRX)[3]	7-31-2018	–	–	–	11.99	6.39	8.24	0.64	0.42
Administrator Class (EKSDX)	7-30-2010	–	–	–	11.61	6.07	7.97	0.99	0.77
Institutional Class (EKSYX)	1-13-1997	–	–	–	12.08	6.33	8.21	0.74	0.52
Diversified Income Builder Blended Index[4]	–	–	–	–	13.30	8.77	9.51	–	–
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-0.90	2.94	3.01	–	–
ICE BofA U.S. Cash Pay High Yield Index[6]	–	–	–	–	11.30	6.33	7.26	–	–
MSCI ACWI Index (Net)[7]	–	–	–	–	27.44	13.20	11.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.42% for Class R6, 0.77% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[6]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. Cash Pay High Yield Index and MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[7]	The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Diversified Income Builder Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2021.
■	The Fund’s high-yield allocation underperformed the bond index due to an underweight to energy companies and selection within consumer noncyclical.
■	The Fund’s equity selection in the real estate sector detracted from performance. An underweight to the financials sector also detracted from performance.
Uncharacteristically short recession led to sizable gains.
Equity markets posted sizable gains during the 12-month period as economies continued to rebound from the depths of the COVID-19 pandemic. The National Bureau of Economic Research’s Business Cycle Dating Committee said the COVID-19-induced recession of 2020 lasted two months. According to the committee, economic activity peaked in February 2020 and the economic bottom was in April 2020, making it the shortest recession in the record books. Recoveries start at the bottom, though it may take a while to fully recover. During the 12-month period as a whole, U.S. equity markets—as measured by the S&P 500 Index*—rose by 30.00%. International equity markets kept pace with U.S. markets. The MSCI ACWI Index (Net)**—a measure of international developed and emerging market stocks—gained 27.44% during the same period. The MSCI EM Index (Net)***was up 18.20%. For the 12-month period, the yield on the 30-year U.S. Treasury was essentially flat, to end the period at 2.046%, while yields on 10-year U.S. Treasury notes rose to 1.48%. The Bloomberg U.S. Treasury Index†, a broad measure of U.S. Treasury notes and bonds, was down 3.30% during the 12-month period. U.S. high-yield bonds were up 11.46% over the same period.
There were no changes to the overall portfolio allocations for the trailing year. Our current allocation helped maintain the portfolio’s overall yield while providing diversification. U.S. high-yield, high-yield municipal, securitized, and contingent convertible bonds all had positive performance for the trailing one-year period. The largest fixed income allocation in the Fund is in high yield which was underweight to energy during a strong post COVID rebound in energy prices. Selection in high yield consumer cyclical names was additive to performance for the year. Municipal bonds underperformed the high yield benchmark for the year but the high yield municipal allocation outperformed based on strong security selection. Our securitized allocation benefited from strong selection within asset-backed and mortgage-backed securities. The Fund’s lower duration was helpful during the period as rates rose across most parts of the curve. The Fund benefited from holding slightly lower credit-rated securities than the benchmark, a by-product of the Fund having essentially zero exposure to investment grade corporates or Treasuries.
Ten largest holdings (%) as of September 30, 2021[1]
Bausch Health Companies Incorporated	1.15
Davita Incorporated	1.08
Ball Corporation	1.07
Dycom Industries Incorporated	1.06
Installed Building Company	1.04
CommScope Technologies LLC	1.02
Energy Select Sector SPDR Fund	0.98
Synaptics Incorporated	0.94
AbbVie Incorporated	0.93
Sensata Technologies BV	0.93
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Within equities, the global equity allocation detracted slightly from Fund performance due to selection in the communication services sector. This strategy targets dividend paying companies and tends to have a value tilt which was beneficial for the year as value outperformed

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
***	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
†	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

8  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)
growth. Security selection in the United States and Canada was also additive to performance. Emerging market holdings were additive to performance on strong selection and an underweight to China. China was the poorest-performing country in the MSCI EM Index (Net) after China's government published its five-year plan for increasing regulation of economic activity. The plan seems to focus on technology, education, and health care regulations.
Portfolio composition as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The COVID-19 crisis isn’t over, but policymakers are prepping the world for the removal of crisis-era policies. In the U.S., fiscal policy is shifting toward infrastructure and building for the future instead of providing immediate relief. In the European Union, its stimulus is still being held up by political divisions, so who knows when or if that stimulus will happen. If it does, it will likely be well after it is needed. Perhaps more interestingly, monetary policy is decidedly moving out of crisis mode. The European Central Bank is throttling back its pandemic emergency purchase program. The U.S. Federal Reserve is likely to tee up tapering within the next few months. Just because the stimulus is soon to slow, that doesn’t mean the recovery is over—far from it! The economic recovery is just getting back onto a more sustainable path.

Wells Fargo Diversified Income Builder Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,031.84	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Class C
Actual	$1,000.00	$1,027.85	$8.13	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class R6
Actual	$1,000.00	$1,033.24	$2.14	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%
Administrator Class
Actual	$1,000.00	$1,031.43	$3.92	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%
Institutional Class
Actual	$1,000.00	$1,034.42	$2.65	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 1.26%
Aqua Finance Trust Series 2019-A Class A 144A	3.14%	7-16-2040	$248,454	$ 254,453
Avis Budget Rental Car Funding Series 2019-2A Class C 144A	4.24	9-22-2025	2,000,000	2,136,543
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	450,000	454,156
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	786,000	825,023
Mosaic Solar Loans LLC Series 2019-2A Class A 144A	2.88	9-20-2040	150,398	156,898
Santander Retail Auto Lease Trust Series 2019-A Class D 144A	3.66	5-20-2024	2,000,000	2,026,265
SoFi Consumer Loan Program Trust Series 2019-2 Class C 144A	3.46	4-25-2028	2,000,000	2,036,841
Total Asset-backed securities (Cost $7,634,896)				7,890,179

	Shares
Common stocks: 28.34%
Communication services: 1.30%
Diversified telecommunication services: 0.03%
Indus Towers Limited	14,494	59,915
PT Telekomunikasi Indonesia Persero Tbk	412,500	105,627
		165,542
Entertainment: 0.24%
Nintendo Company Limited	3,214	1,535,915
Interactive media & services: 0.34%
Alphabet Incorporated Class A †#	734	1,962,364
Baidu Incorporated Class A †	10,208	196,285
		2,158,649
Wireless telecommunication services: 0.69%
America Movil SAB de CV ADR	4,417	78,048
Mobile TeleSystems PJSC	18,680	84,282
SK Telecom Company Limited	4,926	1,337,982
Vodacom Group Limited	138,724	1,326,923
Vodafone Group plc	976,561	1,486,025
		4,313,260
Consumer discretionary: 2.07%
Automobiles: 0.82%
Bayerische Motoren Werke AG	13,140	1,248,024
Ford Motor Company †#	67,846	960,699
Hero Motorcorp Limited	2,290	87,328
Honda Motor Company Limited	63,700	1,958,380
Kia Motors Corporation	1,107	74,763
Tesla Motors Incorporated †#	1,075	833,641
		5,162,835
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Hotels, restaurants & leisure: 0.04%
Genting Malaysia Bhd	196,000	$ 140,020
Kangwon Land Incorporated †	4,443	106,751
		246,771
Household durables: 0.13%
Gree Electric Appliances Incorporated Class A	19,700	117,633
Midea Group Company Limited Class A	21,299	229,020
Whirlpool Corporation #	2,200	448,492
		795,145
Internet & direct marketing retail: 0.31%
Alibaba Group Holding Limited ADR †	12,900	238,830
Amazon.com Incorporated †#	519	1,704,936
		1,943,766
Leisure products: 0.01%
Giant Manufacturing Company Limited	7,000	79,366
Multiline retail: 0.34%
Detsky Mir PJSC	38,340	68,384
Target Corporation #	9,025	2,064,649
		2,133,033
Specialty retail: 0.41%
China Yongda Automobile Service Holding Company	63,000	90,911
Chow Tai Fook Jewellery Company Limited	58,600	111,445
Fix Price Group Limited GDR	8,045	72,284
Jarir Marketing Company	1,917	106,978
Mr Price Group Limited	4,632	61,894
Topsports International Holdings Limited 144A	879,000	998,282
Williams-Sonoma Incorporated #	6,223	1,103,525
		2,545,319
Textiles, apparel & luxury goods: 0.01%
Bosideng International Holdings Limited	112,000	79,216
Consumer staples: 1.07%
Beverages: 0.01%
Ambev SA	29,200	82,038
Food & staples retailing: 0.70%
Kesko Oyj Class B	25,250	870,958
Tesco plc	334,897	1,140,536
Walmart de Mexico SAB de CV	30,100	102,003
Walmart Incorporated #	15,433	2,151,052
X5 Retail Group NV	3,488	112,664
		4,377,213
Food products: 0.06%
Inner Mongolia Yili Industrial Group Company Limited Class A	20,700	120,578
Tingyi Holding Corporation	108,000	200,806
WH Group Limited 144A	98,397	70,063
		391,447
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Personal products: 0.30%
L'Oréal SA	4,450	$ 1,841,428
Energy: 0.71%
Oil, gas & consumable fuels: 0.71%
ConocoPhillips #	21,005	1,423,509
Kinder Morgan Incorporated #	42,390	709,185
Lukoil PJSC ADR	1,722	163,546
Rosneft Oil Company PJSC	10,700	89,980
Royal Dutch Shell plc Class A	46,412	1,032,165
Total SA	22,499	1,075,406
		4,493,791
Financials: 3.01%
Banks: 1.28%
Absa Group Limited	10,170	102,912
Banco Santander Chile SA	2,129,197	106,696
Bangkok Bank PCL	39,200	134,903
BNP Paribas SA	14,584	933,094
China Construction Bank Class H	441,000	314,734
China Merchants Bank Company Limited Class H	18,000	143,247
Citizens Financial Group Incorporated #	20,080	943,358
CTBC Financial Holding Company Limited	121,000	99,025
Grupo Financiero Banorte SAB de CV	16,700	107,029
Hana Financial Group Incorporated	3,671	142,698
ING Groep NV	80,537	1,170,887
JPMorgan Chase & Company #	10,347	1,693,700
KB Financial Group Incorporated	3,949	183,658
Mitsubishi UFJ Financial Group Incorporated	171,400	1,013,202
National Commercial Bank	9,038	147,955
Postal Savings Bank of China Company Limited Class H 144A	277,000	190,425
PT Bank Rakyat Indonesia Tbk	270,900	72,208
Qatar National Bank	30,020	157,892
RHB Bank Bhd	65,300	84,908
Sberbank PJSC ADR	10,864	202,543
Standard Bank Group Limited	11,366	107,630
		8,052,704
Capital markets: 0.87%
Amundi SA 144A	11,237	945,109
Ares Capital Corporation #	68,992	1,402,607
B3 Brasil Bolsa Balcao SA	42,900	100,362
BlackRock Incorporated #	1,548	1,298,246
China International Capital Corporation Limited Class H 144A	35,600	93,064
Hong Kong Exchanges & Clearing Limited	1,700	104,466
ICICI Securities Limited 144A	11,818	120,367
Moscow Exchange MICEX-RTS PJSC	46,470	110,673
UBS Group AG	81,925	1,307,655
		5,482,549
Consumer finance: 0.03%
Manappuram Finance Limited	70,192	158,985
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  13

Portfolio of investments—September 30, 2021

	Shares	Value
Diversified financial services: 0.28%
Banco BTG Pactual SA	22,404	$ 103,509
LIC Housing Finance Limited	29,428	168,589
ORIX Corporation	76,000	1,422,075
Tisco Financial Group PCL	32,300	87,588
		1,781,761
Insurance: 0.26%
BB Seguridade Participacoes SA	18,500	67,773
Ping An Insurance Group Company Class H	26,700	182,611
Power Corporation of Canada	35,819	1,180,675
Powszechny Zaklad Ubezpieczen SA	7,467	68,308
Samsung Fire & Marine Insurance Company Limited	541	106,899
		1,606,266
Mortgage REITs: 0.29%
AGNC Investment Corporation #	61,821	974,917
Redwood Trust Incorporated #	64,415	830,309
		1,805,226
Health care: 5.50%
Biotechnology: 1.80%
AbbVie Incorporated #	54,315	5,858,959
Amgen Incorporated #	10,000	2,126,500
Biogen Incorporated †#	1,000	282,990
Horizon Therapeutics plc †#	16,000	1,752,640
Neurocrine Biosciences Incorporated †#	6,200	594,642
Vertex Pharmaceuticals Incorporated †#	2,800	507,892
Zhejiang NHU Company Limited	33,040	136,650
		11,260,273
Health care equipment & supplies: 0.96%
Abbott Laboratories #	13,000	1,535,690
Becton Dickinson & Company #	4,000	983,280
Danaher Corporation #	11,478	3,494,362
		6,013,332
Health care providers & services: 0.96%
CVS Health Corporation #	18,423	1,563,376
HCA Healthcare Incorporated #	4,989	1,210,930
Life Healthcare Group Holdings Limited †	49,178	74,426
McKesson Corporation #	6,000	1,196,280
UnitedHealth Group Incorporated #	5,019	1,961,124
		6,006,136
Life sciences tools & services: 0.69%
Bio-Rad Laboratories Incorporated Class A †#	1,000	745,950
IQVIA Holdings Incorporated †#	3,100	742,574
Thermo Fisher Scientific Incorporated #	5,000	2,856,650
		4,345,174
Pharmaceuticals: 1.09%
Bristol-Myers Squibb Company #	74,965	4,435,679
Merck & Company Incorporated #	13,700	1,029,007
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Pharmaceuticals (continued)
Merck KGaA ADR #	4,500	$ 195,615
Novo Nordisk AS Class B	12,501	1,204,965
		6,865,266
Industrials: 3.96%
Aerospace & defense: 0.55%
Curtiss-Wright Corporation #	3,000	378,540
L3Harris Technologies Incorporated #	13,900	3,061,336
		3,439,876
Air freight & logistics: 0.29%
United Parcel Service Incorporated Class B #	9,976	1,816,630
Airlines: 0.01%
Copa Holdings SA Class A †	1,027	83,577
Construction & engineering: 0.01%
China State Construction International Holdings	84,500	73,773
Electrical equipment: 0.76%
AMETEK Incorporated #	15,000	1,860,150
Emerson Electric Company #	20,758	1,955,404
Nari Technology Company Limited	15,240	84,171
Schneider Electric SE	5,432	904,721
		4,804,446
Industrial conglomerates: 0.27%
Honeywell International Incorporated #	2,500	530,700
Siemens AG	6,230	1,018,923
The Bidvest Group Limited	10,411	135,506
		1,685,129
Machinery: 1.25%
Crane Company #	3,000	284,430
Cummins Incorporated #	5,350	1,201,396
Doosan Bobcat Incorporated †	2,960	98,689
Hillenbrand Incorporated #	32,771	1,397,683
IDEX Corporation #	5,500	1,138,225
John Bean Technologies Corporation #	12,000	1,686,600
The Timken Company #	29,000	1,897,180
Zoomlion Heavy Industry Science and Technology Company Limited Class H	140,400	125,110
		7,829,313
Professional services: 0.34%
Leidos Holdings Incorporated #	22,000	2,114,860
Road & rail: 0.12%
TFI International Incorporated	7,229	739,566
Trading companies & distributors: 0.33%
BOC Aviation Limited 144A	11,900	99,294
Ferguson plc	8,814	1,223,576
Russell Metals Incorporated	30,346	727,624
		2,050,494
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  15

Portfolio of investments—September 30, 2021

	Shares	Value
Transportation infrastructure: 0.03%
China Merchants Port Holdings Company Limited	74,000	$ 126,541
International Container Terminal Services Incorporated	15,690	59,979
		186,520
Information technology: 8.25%
Electronic equipment, instruments & components: 1.01%
Amphenol Corporation Class A #	48,000	3,515,040
Hon Hai Precision Industry Company Limited	35,600	132,881
Keysight Technologies Incorporated †#	9,023	1,482,389
Teledyne Technologies Incorporated †#	2,500	1,073,950
Unimicron Technology Corporation	20,000	93,583
Universal Scientific Industrial Shanghai Company Limited Class A	26,100	55,733
		6,353,576
IT services: 0.79%
Adyen NV 144A†	427	1,193,619
Akamai Technologies Incorporated †#	10,000	1,045,900
Infosys Limited ADR	11,289	251,180
International Business Machines Corporation #	11,276	1,566,575
MasterCard Incorporated Class A #	2,200	764,896
Tech Mahindra Limited	6,797	125,840
		4,948,010
Semiconductors & semiconductor equipment: 2.94%
Advanced Micro Devices Incorporated †#	14,500	1,492,050
Analog Devices Incorporated #	1,400	234,472
ASM Pacific Technology	5,500	60,040
Broadcom Incorporated #	10,000	4,849,300
KLA Corporation #	3,125	1,045,344
Mediatek Incorporated	2,600	83,687
Microchip Technology Incorporated #	10,000	1,534,900
Micron Technology Incorporated #	12,500	887,250
NVIDIA Corporation #	5,870	1,216,029
Qualcomm Incorporated #	15,374	1,982,939
Taiwan Semiconductor Manufacturing Company Limited	46,000	951,376
Taiwan Semiconductor Manufacturing Company Limited ADR #	10,075	1,124,874
Texas Instruments Incorporated #	9,839	1,891,154
United Microelectronics Corporation	56,000	126,938
Xilinx Incorporated #	6,600	996,534
		18,476,887
Software: 1.81%
Adobe Incorporated †#	3,700	2,130,164
ANSYS Incorporated †#	2,000	680,900
Autodesk Incorporated †#	1,500	427,755
Microsoft Corporation #	17,575	4,954,744
Synopsys Incorporated †#	10,500	3,143,805
		11,337,368
Technology hardware, storage & peripherals: 1.70%
Advantech Company Limited	9,300	121,198
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Technology hardware, storage & peripherals (continued)
Apple Incorporated #	20,677	$ 2,925,796
Lenovo Group Limited	1,020,000	1,331,328
Lite-On Technology Corporation	639,000	1,424,161
Logitech International SA	13,047	1,160,754
Quanta Computer Incorporated	32,000	88,554
Samsung Electronics Company Limited	7,720	478,598
Samsung Electronics Company Limited GDR 144A	1,027	1,593,206
Seagate Technology Holdings plc #	18,346	1,513,912
		10,637,507
Materials: 1.74%
Chemicals: 0.82%
Celanese Corporation Series A #	1,050	158,172
Eastman Chemical Company #	9,800	987,252
Huntsman Corporation #	33,000	976,470
Lomon Billions Group Company Limited	16,500	72,773
LyondellBasell Industries NV Class A #	9,616	902,462
Sociedad Quimica Minera de Chile	2,390	128,391
The Sherwin-Williams Company #	4,500	1,258,785
Tronox Holdings plc Class A	6,900	170,085
Westlake Chemical Corporation #	4,500	410,130
Xinyangfeng Agricultural Technology Company Limited	27,400	74,940
		5,139,460
Containers & packaging: 0.48%
AptarGroup Incorporated #	5,300	632,555
Berry Global Group Incorporated †#	36,000	2,191,680
Sealed Air Corporation #	3,200	175,328
		2,999,563
Metals & mining: 0.43%
Alrosa PJSC	86,560	157,553
Baoshan Iron & Steel Company Limited Class A	64,900	86,715
Fortescue Metals Group Limited	112,793	1,201,472
Impala Platinum Holdings Limited	6,256	70,504
Rio Tinto plc	16,018	1,050,014
Southern Copper Corporation	1,215	68,210
Vale SA	4,900	68,600
		2,703,068
Paper & forest products: 0.01%
Nine Dragons Paper Holdings Limited	60,000	73,238
Real estate: 0.45%
Equity REITs: 0.27%
Easterly Government Properties Incorporated #	74,852	1,546,442
Embassy Office Parks REIT	30,666	139,680
		1,686,122
Real estate management & development: 0.18%
China Resources Land Limited	37,350	157,193
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  17

Portfolio of investments—September 30, 2021

	Shares	Value
Real estate management & development (continued)
Logan Property Holdings Company Limited	841,442	$ 878,093
Shimao Property Holding Limited	48,500	88,891
		1,124,177
Utilities: 0.28%
Electric utilities: 0.20%
Power Grid Corporation of India Limited	91,629	233,633
SSE plc	49,108	1,033,975
		1,267,608
Gas utilities: 0.08%
ENN Energy Holdings Limited	4,100	67,623
Gail India Limited	92,092	196,177
Kunlun Energy Company Limited	78,000	81,216
Mahanagar Gas Limited	9,358	135,799
		480,815
Total Common stocks (Cost $140,882,221)		177,773,989

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 45.01%
Communication services: 3.25%
Diversified telecommunication services: 0.29%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$350,000	351,269
Frontier Communications Corporation 144A	5.88	10-15-2027	395,000	419,688
Windstream Corporation 144A	7.75	8-15-2028	405,000	423,002
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	600,000	608,268
				1,802,227
Entertainment: 0.25%
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	405,000	419,175
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	750,000	825,000
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	345,000	352,978
				1,597,153
Interactive media & services: 0.13%
Rackspace Technology Company 144A«	5.38	12-1-2028	865,000	849,863
Media: 2.44%
Block Communications Incorporated 144A	4.88	3-1-2028	410,000	419,225
CCO Holdings LLC 144A	5.13	5-1-2027	2,385,000	2,483,524
Cinemark USA Incorporated 144A	5.88	3-15-2026	200,000	202,000
Cinemark USA Incorporated 144A	8.75	5-1-2025	575,000	616,688
Cinemark USA Incorporated 144A	5.25	7-15-2028	605,000	595,925
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	345,000	363,113
Clear Channel Worldwide Holdings 144A	5.13	8-15-2027	230,000	238,006
CSC Holdings LLC 144A	4.13	12-1-2030	375,000	367,969
CSC Holdings LLC 144A	6.50	2-1-2029	765,000	828,457
CSC Holdings LLC 144A	7.50	4-1-2028	1,515,000	1,637,377
Diamond Sports Group LLC 144A	5.38	8-15-2026	490,000	323,400
Diamond Sports Group LLC 144A	6.63	8-15-2027	205,000	89,688
DIRECTV Holdings LLC 144A	5.88	8-15-2027	50,000	52,188
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Media (continued)
Gray Television Incorporated 144A	5.88%	7-15-2026	$1,210,000	$ 1,249,023
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	1,580,000	1,671,601
Nielsen Finance LLC 144A	5.88	10-1-2030	1,945,000	2,047,832
QVC Incorporated	4.75	2-15-2027	405,000	429,300
Salem Media Group Incorporated 144A«	6.75	6-1-2024	845,000	843,944
Townsquare Media Incorporated 144A	6.88	2-1-2026	800,000	839,248
				15,298,508
Wireless telecommunication services: 0.14%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	790,000	858,138
Consumer discretionary: 4.54%
Auto components: 1.15%
Allison Transmission Incorporated 144A	5.88	6-1-2029	130,000	141,447
Clarios Global LP 144A	6.25	5-15-2026	90,000	94,558
Clarios Global LP 144A	8.50	5-15-2027	545,000	579,744
Speedway Motors Incorporated 144A	4.88	11-1-2027	1,530,000	1,560,600
Tenneco Incorporated «	5.00	7-15-2026	3,695,000	3,639,188
Tenneco Incorproated 144A	5.13	4-15-2029	1,175,000	1,201,438
				7,216,975
Automobiles: 0.07%
Ford Motor Company	9.00	4-22-2025	345,000	414,873
Hotels, restaurants & leisure: 1.44%
Carnival Corporation 144A	10.50	2-1-2026	830,000	962,966
Carnival Corporation 144A	4.00	8-1-2028	450,000	454,500
Carnival Corporation 144A	7.63	3-1-2026	585,000	624,488
Carnival Corporation 144A	9.88	8-1-2027	730,000	842,501
Carnival Corporation 144A	11.50	4-1-2023	184,000	205,390
CCM Merger Incorporated 144A	6.38	5-1-2026	1,585,000	1,668,213
NCL Corporation Limited 144A	5.88	3-15-2026	420,000	430,500
NCL Corporation Limited 144A	12.25	5-15-2024	1,055,000	1,244,900
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	215,000	221,007
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	300,000	306,843
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	1,145,000	1,244,392
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	740,000	828,800
				9,034,500
Household durables: 1.14%
Installed Building Company 144A	5.75	2-1-2028	6,190,000	6,484,025
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	605,000	631,756
				7,115,781
Specialty retail: 0.74%
Asbury Automotive Group Incorporated	4.75	3-1-2030	400,000	417,500
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	375,000	381,563
Lithia Motors Incorporated 144A	3.88	6-1-2029	245,000	254,300
Lithia Motors Incorporated 144A	4.63	12-15-2027	795,000	836,738
NMG Holding Company Incorporated 144A	7.13	4-1-2026	645,000	684,506
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  19

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Specialty retail (continued)
Rent-A-Center Incorporated 144A	6.38%	2-15-2029	$750,000	$ 809,063
Sonic Automotive Incorporated	6.13	3-15-2027	1,230,000	1,278,327
				4,661,997
Consumer staples: 2.09%
Food products: 1.35%
CHS Incorporated 144A	6.63	2-15-2025	515,000	538,819
CHS Incorporated 144A	6.88	4-15-2029	410,000	410,964
Kraft Heinz Foods Company	3.00	6-1-2026	400,000	421,337
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,395,000	1,418,827
Post Holdings Incorporated 144A	4.50	9-15-2031	5,720,000	5,652,104
				8,442,051
Household durables: 0.74%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	4,611,000	4,658,975
Energy: 4.98%
Energy equipment & services: 1.02%
Bristow Group Incorporated 144A	6.88	3-1-2028	1,440,000	1,498,349
Hilcorp Energy Company 144A	6.25	11-1-2028	1,210,000	1,253,826
Oceaneering International Incorporated	4.65	11-15-2024	770,000	785,400
Pattern Energy Operations LP 144A	4.50	8-15-2028	1,575,000	1,641,938
USA Compression Partners LP	6.88	4-1-2026	725,000	754,871
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	465,000	478,955
				6,413,339
Oil, gas & consumable fuels: 3.96%
Aethon United 144A	8.25	2-15-2026	1,195,000	1,290,600
Antero Resources Corporation	5.00	3-1-2025	575,000	588,944
Archrock Partners LP 144A	6.88	4-1-2027	795,000	834,750
Buckeye Partners LP	5.85	11-15-2043	425,000	425,383
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	2,110,000	2,439,385
Cheniere Energy Partners LP 144A	3.25	1-31-2032	255,000	255,842
Cheniere Energy Partners LP	4.50	10-1-2029	450,000	478,409
Cheniere Energy Partners LP 144A	5.50	6-15-2031	725,000	771,074
Continental Resources Incorporated	4.50	4-15-2023	805,000	834,181
DCP Midstream Operating Company	5.13	5-15-2029	1,175,000	1,322,178
DT Midstream Incorporated 144A	4.13	6-15-2029	190,000	192,671
DT Midstream Incorporated 144A	4.38	6-15-2031	190,000	195,700
Encino Acquisition Partners Company 144A	8.50	5-1-2028	1,100,000	1,124,750
EnLink Midstream Partners LP	5.38	6-1-2029	850,000	899,279
EnLink Midstream Partners LP	5.60	4-1-2044	1,175,000	1,122,125
Enviva Partners LP 144A	6.50	1-15-2026	2,005,000	2,073,922
Harvest Midstream LP 144A	7.50	9-1-2028	790,000	841,469
Hess Midstream Operation Company 144A	4.25	2-15-2030	335,000	338,769
Murphy Oil Corporation	5.75	8-15-2025	415,000	428,371
Murphy Oil Corporation	6.38	7-15-2028	365,000	385,988
New Fortress Energy Incorporated 144A	6.50	9-30-2026	990,000	946,688
Occidental Petroleum Corporation	6.45	9-15-2036	2,500,000	3,145,313
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	780,000	865,800
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	405,000	414,923
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	230,000	231,150
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	1,000,000	1,082,500
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Western Midstream Operating LP	5.30%	2-1-2030	$385,000	$ 425,425
Western Midstream Operating LP	6.50	2-1-2050	725,000	853,166
				24,808,755
Financials: 4.63%
Banks: 1.38%
Citigroup Incorporated (U.S. SOFR +3.23%) ʊ±	4.70	1-30-2025	1,000,000	1,022,500
Citizens Financial Group Incorporated (5 Year Treasury Constant Maturity +5.31%) ʊ±	5.65	10-6-2025	2,000,000	2,247,600
Fifth Third Bancorp (5 Year Treasury Constant Maturity +4.22%) ʊ±	4.50	9-30-2025	2,000,000	2,173,000
JPMorgan Chase & Company (U.S. SOFR +3.13%) ʊ±	4.60	2-1-2025	1,000,000	1,022,500
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ʊ±	4.95	9-1-2025	2,000,000	2,184,640
				8,650,240
Capital markets: 0.19%
Coinbase Global Incorporated 144A	3.63	10-1-2031	390,000	370,744
Oppenheimer Holdings Incorporated	5.50	10-1-2025	815,000	849,638
				1,220,382
Consumer finance: 1.32%
Acuris Finance U.S. Incorporated 144A	5.00	5-1-2028	265,000	263,675
Discover Financial Services (5 Year Treasury Constant Maturity +5.78%) ʊ±	6.13	6-23-2025	1,000,000	1,122,220
FirstCash Incorporated 144A	4.63	9-1-2028	405,000	420,188
Ford Motor Credit Company LLC	4.39	1-8-2026	1,200,000	1,279,500
Ford Motor Credit Company LLC	5.13	6-16-2025	1,555,000	1,689,119
LFS Topco LLC 144A	5.88	10-15-2026	280,000	288,400
Navient Corporation	5.00	3-15-2027	505,000	520,150
Navient Corporation	5.63	8-1-2033	375,000	356,719
OneMain Finance Corporation	3.50	1-15-2027	355,000	355,160
PRA Group Incorporated 144A	5.00	10-1-2029	940,000	941,175
Springleaf Finance Corporation	5.38	11-15-2029	200,000	216,770
Springleaf Finance Corporation	7.13	3-15-2026	720,000	834,300
				8,287,376
Diversified financial services: 0.47%
Hat Holdings LLC 144A	3.38	6-15-2026	370,000	375,550
Jefferies Finance LLC 144A	5.00	8-15-2028	440,000	446,050
LPL Holdings Incorporated 144A	4.38	5-15-2031	650,000	678,438
LPL Holdings Incorporated 144A	4.63	11-15-2027	815,000	845,563
United Shore Financial Services LLC 144A	5.50	11-15-2025	600,000	604,500
				2,950,101
Insurance: 0.33%
Amwins Group Incorporated 144A	4.88	6-30-2029	660,000	669,273
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	540,000	537,975
Genworth Mortgage Holding Incorporated 144A	6.50	8-15-2025	770,000	840,663
				2,047,911
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  21

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Mortgage REITs: 0.30%
Blackstone Mortgage Trust Incorporated 144A%%	3.75%	1-15-2027	$180,000	$ 178,425
Starwood Property Trust Incorporated	4.75	3-15-2025	1,625,000	1,710,313
				1,888,738
Thrifts & mortgage finance: 0.64%
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	615,000	610,664
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,500,000	1,518,638
Rocket Mortgage LLC 144A%%	2.88	10-15-2026	590,000	576,548
Rocket Mortgage LLC 144A	5.25	1-15-2028	495,000	533,363
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	810,000	786,432
				4,025,645
Health care: 7.21%
Biotechnology: 0.06%
Healthcare Royalty Investments Holding Company 144A	4.50	8-1-2029	380,000	381,900
Health care equipment & supplies: 1.14%
Hologic Incorporated 144A	3.25	2-15-2029	5,000,000	5,002,375
Mozart Debt Merger Sub Incorporated 144A%%	5.25	10-1-2029	550,000	550,000
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	380,000	386,650
Teleflex Incorporated	4.63	11-15-2027	1,144,000	1,192,620
				7,131,645
Health care providers & services: 4.24%
180 Medical Incorporated %%	3.88	10-15-2029	225,000	225,000
Air Methods Corporation 144A	8.00	5-15-2025	660,000	630,300
AMN Healthcare Incorporated 144A	4.00	4-15-2029	4,500,000	4,635,000
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,350,000	1,400,625
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	3,000,000	2,945,850
Centene Corporation	3.38	2-15-2030	1,480,000	1,532,244
Centene Corporation	4.63	12-15-2029	1,390,000	1,514,822
Davita Incorporated 144A	4.63	6-1-2030	6,560,000	6,747,687
Encompass Health Corporation	4.63	4-1-2031	3,000,000	3,153,150
HealthSouth Corporation	5.13	3-15-2023	667,000	667,000
Select Medical Corporation 144A	6.25	8-15-2026	675,000	709,830
Tenet Healthcare Corporation 144A	4.88	1-1-2026	405,000	419,143
Toledo Hospital	6.02	11-15-2048	1,000,000	1,198,046
Vizient Incorporated 144A	6.25	5-15-2027	790,000	825,550
				26,604,247
Health care technology: 0.32%
IQVIA Incorporated 144A	5.00	10-15-2026	2,000,000	2,049,740
Life sciences tools & services: 0.55%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	2,200,000	2,305,006
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	1,100,000	1,141,635
				3,446,641
Pharmaceuticals: 0.90%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	755,000	804,226
Organon Finance 1 LLC 144A	5.13	4-30-2031	4,600,000	4,831,610
				5,635,836
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 7.48%
Aerospace & defense: 1.80%
Moog Incorporated 144A	4.25%	12-15-2027	$2,000,000	$ 2,055,000
Spirit Aerosystems Holdings Incorporated 144A	7.50	4-15-2025	230,000	243,513
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	1,190,000	1,258,425
TransDigm Group Incorporated	4.63	1-15-2029	1,850,000	1,846,772
TransDigm Group Incorporated	4.88	5-1-2029	750,000	751,395
TransDigm Group Incorporated	6.38	6-15-2026	5,000,000	5,158,300
				11,313,405
Airlines: 1.08%
American Airlines Group Incorporated 144A	5.50	4-20-2026	825,000	867,281
American Airlines Group Incorporated 144A	5.75	4-20-2029	1,425,000	1,535,438
Delta Air Lines Incorporated 144A	4.75	10-20-2028	475,000	529,625
Hawaiian Airlines Incorporated	3.90	7-15-2027	486,867	477,869
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	1,980,000	2,071,575
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	540,000	587,207
United Airlines Incorporated 144A	4.63	4-15-2029	700,000	723,415
				6,792,410
Commercial services & supplies: 2.34%
ACCO Brands Corporation 144A	4.25	3-15-2029	3,350,000	3,363,699
Clean Harbors Incorporated 144A	4.88	7-15-2027	1,500,000	1,556,250
Clean Harbors Incorporated 144A	5.13	7-15-2029	2,000,000	2,190,000
CoreCivic Incorporated «	8.25	4-15-2026	555,000	566,100
Northern Light Health	5.02	7-1-2036	1,000,000	1,073,201
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	815,000	829,772
Stericycle Incorporated 144A	3.88	1-15-2029	5,070,000	5,100,978
				14,680,000
Construction & engineering: 1.18%
Dycom Industries Incorporated 144A	4.50	4-15-2029	6,630,000	6,658,012
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	740,000	765,900
				7,423,912
Machinery: 0.48%
Meritor Incorporated 144A	4.50	12-15-2028	410,000	411,025
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,545,000	1,666,669
Werner FinCo LP 144A	8.75	7-15-2025	905,000	942,897
				3,020,591
Road & rail: 0.23%
Uber Technologies Incorporated 144A	4.50	8-15-2029	455,000	458,128
Uber Technologies Incorporated 144A	8.00	11-1-2026	905,000	956,472
				1,414,600
Trading companies & distributors: 0.37%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,430,000	1,439,617
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	840,000	864,679
				2,304,296
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  23

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Information technology: 3.59%
Communications equipment: 1.17%
CommScope Incorporated 144A	8.25%	3-1-2027	$885,000	$ 926,352
CommScope Technologies LLC 144A	5.00	3-15-2027	6,740,000	6,410,818
				7,337,170
Electronic equipment, instruments & components: 0.57%
TTM Technologies Incorporated 144A	4.00	3-1-2029	3,615,000	3,600,721
IT services: 0.52%
Flexential Intermediate Corporation 144A	11.25	8-1-2024	1,075,000	1,161,000
Gartner Incorporated 144A	3.63	6-15-2029	650,000	654,940
Sabre GLBL Incorporated 144A	9.25	4-15-2025	1,250,000	1,444,738
				3,260,678
Semiconductors & semiconductor equipment: 0.94%
Synaptics Incorporated 144A	4.00	6-15-2029	5,750,000	5,882,653
Software: 0.23%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	380,000	378,955
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	1,150,000	1,083,277
				1,462,232
Technology hardware, storage & peripherals: 0.16%
NCR Corporation	5.13	4-15-2029	125,000	128,906
NCR Corporation 144A	5.75	9-1-2027	800,000	843,680
				972,586
Materials: 4.08%
Chemicals: 2.27%
Chemours Company 144A	4.63	11-15-2029	580,000	566,312
Koppers Incorporated 144A	6.00	2-15-2025	1,564,000	1,599,190
Olin Corporation	5.13	9-15-2027	2,460,000	2,555,325
Olin Corporation	5.50	8-15-2022	2,705,000	2,803,056
Olympus Water US Holding Corporation %%	4.25	10-1-2028	260,000	256,224
Tronox Incorporated 144A	4.63	3-15-2029	3,200,000	3,184,000
Valvoline Incorporated 144A	3.63	6-15-2031	3,322,000	3,280,475
				14,244,582
Containers & packaging: 1.27%
Ball Corporation	2.88	8-15-2030	6,950,000	6,745,844
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	1,205,000	1,259,225
				8,005,069
Metals & mining: 0.40%
Arches Buyer Incorporated 144A	4.25	6-1-2028	420,000	425,832
Arches Buyer Incorporated 144A	6.13	12-1-2028	405,000	412,768
Cleveland-Cliffs Incorporated	5.88	6-1-2027	410,000	424,350
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	355,000	407,363
Freeport-McMoRan Incorporated	4.13	3-1-2028	800,000	829,000
				2,499,313
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Paper & forest products: 0.14%
Vertical US Newco Incorporated 144A	5.25%	7-15-2027		$815,000	$ 854,100
Real estate: 2.23%
Equity REITs: 2.23%
Iron Mountain Incorporated 144A	4.50	2-15-2031		950,000	963,585
Iron Mountain Incorporated 144A	4.88	9-15-2027		3,570,000	3,706,303
Sabra Health Care LP	3.90	10-15-2029		1,690,000	1,780,258
SBA Communications Corporation 144A	3.13	2-1-2029		3,250,000	3,140,313
SBA Communications Corporation	3.88	2-15-2027		2,475,000	2,564,719
Service Properties Trust Company	4.75	10-1-2026		165,000	163,350
Service Properties Trust Company	4.95	2-15-2027		1,700,000	1,695,750
					14,014,278
Utilities: 0.93%
Electric utilities: 0.48%
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		1,120,000	1,204,000
NRG Energy Incorporated 144A	5.25	6-15-2029		770,000	819,088
PG&E Corporation	5.25	7-1-2030		935,000	957,206
					2,980,294
Independent power & renewable electricity producers: 0.45%
NSG Holdings LLC 144A	7.75	12-15-2025		433,051	466,071
TerraForm Power Operating LLC 144A	5.00	1-31-2028		1,530,000	1,642,838
Vistra Operations Company LLC 144A	5.63	2-15-2027		700,000	724,542
					2,833,451
Total Corporate bonds and notes (Cost $278,801,507)					282,389,878
Foreign corporate bonds and notes: 2.72%
Financials: 2.72%
Banks: 2.72%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ʊ±	4.75	9-22-2027	EUR	3,000,000	3,813,867
AIB Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.63%) ʊ±	6.25	6-23-2025	EUR	2,000,000	2,580,804
Banco Santander SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +4.53%) ʊ±	4.38	1-14-2026	EUR	3,000,000	3,628,056
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.22%) ʊ±	6.38	9-19-2023	EUR	3,000,000	3,752,470
Commerzbank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.36%) ʊ±	6.13	10-9-2025	EUR	2,600,000	3,301,587
					17,076,784
Total Foreign corporate bonds and notes (Cost $15,840,843)					17,076,784

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  25

Portfolio of investments—September 30, 2021

	Shares	Value
Investment companies: 0.98%
Exchange-traded funds: 0.98%
Energy Select Sector SPDR Fund	117,713	$ 6,131,670
Total Investment companies (Cost $6,323,201)		6,131,670

	Interest rate	Maturity date	Principal
Loans: 1.57%
Communication services: 0.20%
Diversified telecommunication services: 0.02%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.50%	5-1-2028	$109,725	109,485
Media: 0.15%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.63	8-21-2026	226,612	221,719
DIRECTV Financing LLC (1 Month LIBOR +5.00%) <±%%	5.75	7-22-2027	745,000	745,231
				966,950
Wireless telecommunication services: 0.03%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) ±	4.25	10-2-2027	204,000	204,096
Consumer discretionary: 0.19%
Auto components: 0.06%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	374,060	373,046
Hotels, restaurants & leisure: 0.00%
CCM Merger Incorporated (1 Month LIBOR +3.75%) ±	4.50	11-4-2025	25,964	25,964
Household durables: 0.06%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	373,125	373,241
Specialty retail: 0.07%
Great Outdoors Group LLC (1 Month LIBOR +4.25%) ±	5.00	3-6-2028	411,888	413,123
Energy: 0.06%
Oil, gas & consumable fuels: 0.06%
GIP II Blue Holding LP (1 Month LIBOR +4.50%) ‡<±%%	5.50	9-29-2028	355,000	354,336
Financials: 0.32%
Diversified financial services: 0.19%
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.00	9-24-2024	761,016	717,889
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	5.25	4-30-2024	89,566	89,902
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.50	5-30-2025	425,000	425,531
				1,233,322
Insurance: 0.12%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33	1-31-2028	580,000	577,947
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33	1-20-2029	165,000	164,134
				742,081
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Mortgage REITs: 0.01%
Blackstone Mortgage Trust Incorporated Term Loan B2 (1 Month LIBOR +2.75%) ‡±	3.25%	4-23-2026	$69,650	$ 69,563
Health care: 0.36%
Health care equipment & supplies: 0.13%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	833,640	834,449
Health care providers & services: 0.17%
Medrisk Incorporated (1 Month LIBOR +3.75%) ±	4.50	5-10-2028	370,000	369,275
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	471,603	471,485
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	14,869	14,865
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	21,917	21,911
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	190,000	190,000
				1,067,536
Health care technology: 0.06%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-3-2028	333,325	332,805
Industrials: 0.37%
Airlines: 0.14%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	650,000	690,222
United Airlines Incorporated (1 Month LIBOR +3.75%) ±	4.50	4-21-2028	194,025	195,216
				885,438
Commercial services & supplies: 0.13%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.50	6-2-2028	740,000	741,391
Ring Container Technologies (1 Month LIBOR +3.75%) <±%%	4.25	8-12-2028	105,000	105,053
				846,444
Machinery: 0.10%
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	611,822	611,822
Information technology: 0.07%
Software: 0.07%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	3.63	7-24-2026	417,873	415,003
Total Loans (Cost $9,875,278)				9,858,704
Municipal obligations: 2.61%
California: 0.39%
Education revenue: 0.34%
California School Finance Authority Charter School 144A	4.25	7-1-2025	750,000	749,400
California School Finance Authority Charter School 144A	5.00	6-15-2031	1,350,000	1,362,172
				2,111,572
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  27

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.05%
California Municipal Finance Authority Series 2019B 144A	4.25%	11-1-2023	$310,000	$ 310,867
Colorado: 0.07%
Health revenue: 0.07%
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	464,603
Florida: 0.24%
Education revenue: 0.24%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63	6-15-2023	405,000	411,828
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	1,080,031
				1,491,859
Georgia: 0.08%
Health revenue: 0.08%
Cobb County GA Development Authority Presbyterian Village Austell Project Series 2019B 144A	5.75	12-1-2028	500,000	503,529
Guam: 0.11%
Airport revenue: 0.11%
Guam International Airport Authority Series A	4.46	10-1-2043	675,000	700,448
Illinois: 0.50%
Miscellaneous revenue: 0.50%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,440,326
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,640,000	1,688,634
				3,128,960
Indiana: 0.08%
Health revenue: 0.08%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	515,998
Iowa: 0.20%
GO revenue: 0.20%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,263,135
Louisiana: 0.15%
Health revenue: 0.15%
Louisiana Local Government Environmental Facilities and Community Development Authority	5.75	1-1-2029	935,000	947,121
New Jersey: 0.17%
Education revenue: 0.17%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,043,768
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
New York: 0.22%
Education revenue: 0.09%
Yonkers Economic Development Corporation Series 2019B	4.50%	10-15-2024	$545,000	$ 546,238
Health revenue: 0.04%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	275,000	276,128
Utilities revenue: 0.09%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	500,000	567,027
Oklahoma: 0.09%
Health revenue: 0.09%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	564,556
Texas: 0.11%
Industrial development revenue: 0.11%
Port Beaumont TX IDA Jefferson Gulf Coast 144A	4.10	1-1-2028	700,000	687,879
Wisconsin: 0.20%
Education revenue: 0.20%
PFA Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,230,000	1,245,635
Total Municipal obligations (Cost $15,586,993)				16,369,323
Non-agency mortgage-backed securities: 0.72%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	998,317	1,058,441
Capital Automotive Real Estate Services Series 1A Class A6 144A	3.81	2-15-2050	498,854	535,903
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class B	3.77	2-10-2048	2,524,616	2,648,981
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	113,814	114,494
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00	7-25-2048	179,198	181,479
Total Non-agency mortgage-backed securities (Cost $4,333,176)				4,539,298

	Dividend Yield	Shares
Preferred stocks: 0.06%
Financials: 0.01%
Banks: 0.01%
Itaúsa SA	2.59	38,000	77,734
Information technology: 0.03%
Technology hardware, storage & peripherals: 0.03%
Samsung Electronics Company Limited	4.65	3,417	199,343
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  29

Portfolio of investments—September 30, 2021

	Dividend Yield	Shares	Value
Materials: 0.02%
Chemicals: 0.02%
LG Chem Limited	2.93%	374	$ 117,551
Total Preferred stocks (Cost $328,987)			394,628

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 11.53%
Communication services: 0.23%
Wireless telecommunication services: 0.23%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	$795,000	831,769
Telesat Canada 144A	5.63	12-6-2026	230,000	220,800
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	375,000	383,130
				1,435,699
Energy: 0.24%
Oil, gas & consumable fuels: 0.24%
Baytex Energy Corporation 144A	5.63	6-1-2024	562,000	565,147
Northriver Midstream Finance LP 144A	5.63	2-15-2026	880,000	915,398
				1,480,545
Financials: 5.52%
Banks: 4.33%
Barclays plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.84%) ʊ±	7.75	9-15-2023	2,160,000	2,354,400
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.90%) 144Aʊ±	7.88	1-23-2024	1,750,000	1,949,133
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +6.19%) 144Aʊ±	8.13	12-23-2025	1,750,000	2,113,125
Danske Bank AS (7 Year Treasury Constant Maturity +4.13%) ʊ±	7.00	6-26-2025	2,300,000	2,583,935
HSBC Holdings plc (USD ICE Swap Rate 11:00am NY 5 Year +4.37%) ʊ±	6.38	3-30-2025	2,000,000	2,182,840
ING Groep NV (USD ICE Swap Rate 11:00am NY 5 Year +4.20%) ʊ±	6.75	4-16-2024	3,800,000	4,137,250
Lloyds Banking Group plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.76%) ʊ±	7.50	6-27-2024	3,665,000	4,100,219
NatWest Group plc (5 Year Treasury Constant Maturity +3.10%) ʊ±	4.60	6-28-2031	1,500,000	1,507,200
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity +3.46%) ʊ±	5.13	5-13-2025	2,000,000	2,130,000
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5 Year +5.87%) 144Aʊ±	8.00	9-29-2025	3,535,000	4,139,061
				27,197,163
Capital markets: 1.19%
Credit Suisse Group AG (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.60%) 144Aʊ±	7.50	12-11-2023	2,395,000	2,616,538
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25%	2-11-2027	$1,000,000	$ 1,046,250
UBS Group Funding Switzerland AG (USD Swap Semi Annual (vs. 6 Month LIBOR) 5 Year +4.87%) ʊ±	7.00	2-19-2025	3,330,000	3,787,875
				7,450,663
Health care: 1.65%
Biotechnology: 0.03%
Grifols Escrow Issuer SA 144A%%	4.75	10-15-2028	200,000	204,250
Pharmaceuticals: 1.62%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	225,000	233,156
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	7,715,000	7,194,238
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	1,180,000	1,167,634
Jazz Securities Designated Activity Company 144A	4.38	1-15-2029	100,000	103,630
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	200,000	210,500
Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	1,115,000	1,273,888
				10,183,046
Industrials: 1.85%
Aerospace & defense: 0.08%
Bombardier Incorporated 144A	6.00	2-15-2028	115,000	116,294
Bombardier Incorporated 144A	7.13	6-15-2026	170,000	178,500
Bombardier Incorporated 144A«	7.88	4-15-2027	225,000	233,263
				528,057
Airlines: 0.43%
Air Canada 144A	3.88	8-15-2026	230,000	232,082
Air Canada 2020-1 Class C Pass-Through Trust 144A	10.50	7-15-2026	780,000	959,185
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	1,495,000	1,483,788
				2,675,055
Electrical equipment: 1.22%
Sensata Technologies BV 144A	4.00	4-15-2029	5,750,000	5,853,213
Sensata Technologies BV 144A	5.63	11-1-2024	1,605,000	1,776,398
				7,629,611
Machinery: 0.12%
Vertical Holdco GmbH 144A	7.63	7-15-2028	700,000	748,125
Information technology: 0.47%
Technology hardware, storage & peripherals: 0.47%
Seagate HDD 144A	3.13	7-15-2029	1,000,000	967,100
Seagate HDD	4.09	6-1-2029	1,908,000	2,003,400
				2,970,500
Materials: 1.57%
Chemicals: 1.50%
Diamond (BC) BV 144A	4.63	10-1-2029	2,800,000	2,842,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  31

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Chemicals (continued)
Methanex Corporation	5.13%	10-15-2027	$3,755,000	$ 4,060,094
Methanex Corporation	5.25	12-15-2029	2,320,000	2,511,400
				9,413,494
Containers & packaging: 0.07%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	405,000	420,390
Total Yankee corporate bonds and notes (Cost $69,055,883)				72,336,598

		Yield	Shares
Short-term investments: 4.55%
Investment companies: 4.55%
Securities Lending Cash Investments LLC ♠∩∞		0.02	6,700,880	6,700,880
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	21,839,370	21,839,370
Total Short-term investments (Cost $28,540,250)				28,540,250
Total investments in securities (Cost $577,203,235)	99.35%			623,301,301
Other assets and liabilities, net	0.65			4,062,960
Total net assets	100.00%			$627,364,261

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.

Abbreviations:
ADR	American depositary receipt
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GDR	Global depositary receipt
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
PFA	Public Finance Authority
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$131,781,518	$(125,080,638)	$0	$0	$ 6,700,880	6,700,880	$ 2,668#
Wells Fargo Government Money Market Fund Select Class	24,438,752	277,025,138	(279,624,520)	0	0	21,839,370	21,839,370	6,967
				$0	$0	$28,540,250		$9,635

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
17,502,473 USD	14,800,000 EUR	Citibank National Association	12-31-2021	$322,767	$0
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
IBEX 35 Index Futures	286	10-15-2021	$ 29,148,849	$ 29,207,681	$ 58,832	$ 0
TOPIX Index Futures	34	12-9-2021	6,276,080	6,203,064	0	(73,016)
New Zealand Dollar Futures	230	12-13-2021	16,323,362	15,880,350	0	(443,012)
E-Mini S&P 500 Index	116	12-17-2021	25,754,701	24,926,950	0	(827,751)
Euro STOXX 50 Futures	157	12-17-2021	7,569,103	7,361,731	0	(207,372)
FTSE 100 Index Futures	96	12-17-2021	9,101,179	9,149,602	48,423	0
MSCI Emerging Markets Index	96	12-17-2021	6,212,792	5,978,880	0	(233,912)
5-Year U.S. Treasury Notes	218	12-31-2021	26,930,399	26,757,797	0	(172,602)
Short
Australian Dollar U.S. Dollar Futures	(217)	12-13-2021	(15,999,293)	(15,697,780)	301,513	0
Euro FX Futures	(152)	12-13-2021	(22,559,131)	(22,040,000)	519,131	0
Mini-DAX Futures	(331)	12-17-2021	(30,117,661)	(29,308,152)	809,509	0
Ultra U.S. Treasury Bond	(32)	12-21-2021	(6,337,167)	(6,114,000)	223,167	0
Long Gilt Bond Futures	(184)	12-29-2021	(31,291,706)	(31,027,393)	264,313	0
					$2,224,888	$(1,957,665)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  33

Portfolio of investments—September 30, 2021

Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit CDX North America High Yield Index	5.00%	Quarterly	12-20-2025	USD	1,000,000	$91,100	$76,274	$14,826	$0
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Company Incorporated	(43)	$ (1,526,500)	$ 355.00	10-15-2021	$ (1,570)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(463)	(3,842,900)	83.00	10-1-2021	0
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(3,757)	(31,934,500)	85.00	10-8-2021	(1)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(340)	(2,856,000)	84.00	10-15-2021	(71)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(29)	(236,350)	81.50	10-22-2021	(435)
iShares MSCI Emerging Markets	Morgan Stanley Company Incorporated	(147)	(801,150)	54.50	10-1-2021	0
iShares MSCI Emerging Markets	Morgan Stanley Company Incorporated	(114)	(615,600)	54.00	10-8-2021	(26)
iShares MSCI Emerging Markets	Morgan Stanley Company Incorporated	(1,555)	(8,552,500)	55.00	10-15-2021	(2,333)
iShares MSCI Emerging Markets	Morgan Stanley Company Incorporated	(3,370)	(18,535,000)	55.00	10-22-2021	(11,795)
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(3)	(5,017,500)	16,725.00	10-1-2021	0
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(1)	(1,662,500)	16,625.00	10-8-2021	0
Russell 2000 Index	Morgan Stanley Company Incorporated	(36)	(9,180,000)	2,550.00	10-1-2021	0
Russell 2000 Index	Morgan Stanley Company Incorporated	(10)	(2,490,000)	2,490.00	10-8-2021	(175)
Russell 2000 Index	Morgan Stanley Company Incorporated	(4)	(1,012,000)	2,530.00	10-22-2021	(190)
S&P 500 Index	Morgan Stanley Company Incorporated	(57)	(27,189,000)	4,770.00	10-1-2021	0
S&P 500 Index	Morgan Stanley Company Incorporated	(13)	(5,967,000)	4,590.00	10-1-2021	0
S&P 500 Index	Morgan Stanley Company Incorporated	(23)	(10,465,000)	4,550.00	10-8-2021	(1,150)
S&P 500 Index	Morgan Stanley Company Incorporated	(10)	(4,680,000)	4,680.00	10-15-2021	(225)
S&P 500 Index	Morgan Stanley Company Incorporated	(20)	(8,990,000)	4,495.00	10-15-2021	(6,600)
S&P 500 Index	Morgan Stanley Company Incorporated	(18)	(8,136,000)	4,520.00	10-22-2021	(6,660)
S&P 500 Index	Morgan Stanley Company Incorporated	(24)	(11,376,000)	4,740.00	10-22-2021	(420)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company Incorporated	(4,344)	(21,285,600)	49.00	10-15-2021	(2,037)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company Incorporated	(1,852)	(8,982,200)	48.50	10-22-2021	(6,402)
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2021

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
$(40,090)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  35

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $6,564,292 of securities loaned), at value (cost $548,662,985)	$ 594,761,051
Investments in affiliated securites, at value (cost $28,540,250)	28,540,250
Cash	204,293
Cash at broker segregated for futures contracts	8,587,534
Segregated cash for swap contracts	67,372
Foreign currency, at value (cost $258,462)	259,822
Receivable for dividends and interest	5,310,905
Receivable for investments sold	2,765,930
Receivable for Fund shares sold	508,925
Receivable for daily variation margin on open futures contracts	420,525
Unrealized gains on forward foreign currency contracts	322,767
Receivable for securities lending income, net	9,208
Prepaid expenses and other assets	287,138
Total assets	642,045,720
Liabilities
Payable upon receipt of securities loaned	6,700,880
Payable for investments purchased	2,508,418
Payable for when-issued transactions	2,209,500
Payable for Fund shares redeemed	1,815,610
Payable for daily variation margin on open futures contracts	609,560
Cash collateral due to broker for forward foreign currency contracts	260,000
Payable to custodian	202,748
Management fee payable	159,946
Administration fees payable	85,611
Distribution fee payable	64,948
Written options at value (premiums received $415,618)	40,090
Payable for daily variation margin on centrally cleared swaps	985
Trustees’ fees and expenses payable	245
Accrued expenses and other liabilities	22,918
Total liabilities	14,681,459
Total net assets	$627,364,261
Net assets consist of
Paid-in capital	$ 596,045,748
Total distributable earnings	31,318,513
Total net assets	$627,364,261
Computation of net asset value and offering price per share
Net assets – Class A	$ 218,615,243
Shares outstanding – Class A1	34,029,983
Net asset value per share – Class A	$6.42
Maximum offering price per share – Class A2	$6.81
Net assets – Class C	$ 103,955,579
Shares outstanding – Class C1	16,137,351
Net asset value per share – Class C	$6.44
Net assets – Class R6	$ 47,544,093
Shares outstanding – Class R6[1]	7,593,728
Net asset value per share – Class R6	$6.26
Net assets – Administrator Class	$ 7,485,609
Shares outstanding – Administrator Class[1]	1,195,445
Net asset value per share – Administrator Class	$6.26
Net assets – Institutional Class	$ 249,763,737
Shares outstanding – Institutional Class[1]	39,929,090
Net asset value per share – Institutional Class	$6.26
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Diversified Income Builder Fund

Statement of operations—year ended September 30, 2021

Investment income
Interest (net of foreign withholding taxes of $207)	$ 19,577,846
Dividends (net of foreign withholdings taxes of $248,670)	5,307,286
Income from affiliated securities	66,004
Total investment income	24,951,136
Expenses
Management fee	3,466,406
Administration fees
Class A	466,883
Class C	228,235
Class R6	13,250
Administrator Class	10,045
Institutional Class	329,622
Shareholder servicing fees
Class A	555,469
Class C	271,343
Administrator Class	19,298
Distribution fee
Class C	813,967
Custody and accounting fees	147,899
Professional fees	66,119
Registration fees	103,022
Shareholder report expenses	107,497
Trustees’ fees and expenses	19,272
Other fees and expenses	60,646
Total expenses	6,678,973
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,477,683)
Class A	(15,615)
Class C	(1)
Net expenses	5,185,674
Net investment income	19,765,462
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	29,951,826
Forward foreign currency contracts	317,157
Futures contracts	7,883,427
Swap contracts	16,767
Written options	(2,008,612)
Net realized gains on investments	36,160,565
Net change in unrealized gains (losses) on
Unaffiliated securities	13,832,613
Forward foreign currency contracts	188,935
Futures contracts	428,577
Swap contracts	14,826
Written options	230,064
Net change in unrealized gains (losses) on investments	14,695,015
Net realized and unrealized gains (losses) on investments	50,855,580
Net increase in net assets resulting from operations	$70,621,042
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  37

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 19,765,462		$ 23,453,612
Net realized gains (losses) on investments		36,160,565		(26,434,450)
Net change in unrealized gains (losses) on investments		14,695,015		3,049,280
Net increase in net assets resulting from operations		70,621,042		68,442
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,451,220)		(7,974,881)
Class C		(2,798,166)		(3,442,983)
Class R6		(1,729,358)		(73,583)
Administrator Class		(272,624)		(348,382)
Institutional Class		(9,569,614)		(11,069,027)
Total distributions to shareholders		(21,820,982)		(22,908,856)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,560,332	28,679,644	8,052,563	48,385,274
Class C	1,868,621	11,899,641	3,953,049	23,706,227
Class R6	7,760,202	45,310,282	841,991	4,847,478
Administrator Class	163,088	1,005,985	355,491	2,049,792
Institutional Class	7,920,681	48,924,824	14,351,208	83,589,460
		135,820,376		162,578,231
Reinvestment of distributions
Class A	1,086,761	6,885,370	1,272,184	7,483,676
Class C	416,920	2,646,096	528,297	3,114,940
Class R6	278,581	1,727,553	12,784	72,670
Administrator Class	42,970	265,556	51,332	294,574
Institutional Class	1,264,016	7,800,727	1,568,325	8,983,878
		19,325,302		19,949,738
Payment for shares redeemed
Class A	(7,496,998)	(47,424,829)	(14,997,369)	(86,951,189)
Class C	(5,575,628)	(35,097,983)	(8,233,132)	(47,960,287)
Class R6	(893,580)	(5,551,330)	(410,302)	(2,237,315)
Administrator Class	(365,519)	(2,247,556)	(1,068,453)	(6,052,620)
Institutional Class	(13,209,803)	(81,174,463)	(24,780,617)	(137,999,151)
		(171,496,161)		(281,200,562)
Net decrease in net assets resulting from capital share transactions		(16,350,483)		(98,672,593)
Total increase (decrease) in net assets		32,449,577		(121,513,007)
Net assets
Beginning of period		594,914,684		716,427,691
End of period		$ 627,364,261		$ 594,914,684
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.95	$6.06	$6.33	$6.42	$6.13
Net investment income	0.19 [1]	0.21	0.22	0.21	0.20
Net realized and unrealized gains (losses) on investments	0.49	(0.12)	0.02	(0.01)	0.35
Total from investment operations	0.68	0.09	0.24	0.20	0.55
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.23)	(0.19)	(0.22)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)
Total distributions to shareholders	(0.21)	(0.20)	(0.51)	(0.29)	(0.26)
Net asset value, end of period	$6.42	$5.95	$6.06	$6.33	$6.42
Total return[2]	11.58%	1.59%	4.51%	3.23%	9.16%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.07%	1.05%	1.04%	1.05%
Net expenses	0.85%	0.85%	0.85%	0.90%	1.05%
Net investment income	3.07%	3.50%	3.75%	3.34%	3.29%
Supplemental data
Portfolio turnover rate	87%	39%	43%	50%	29%
Net assets, end of period (000s omitted)	$218,615	$213,551	$251,673	$231,176	$220,977

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  39

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.97	$6.07	$6.34	$6.44	$6.14
Net investment income	0.15	0.17	0.18	0.17	0.16
Net realized and unrealized gains (losses) on investments	0.48	(0.11)	0.02	(0.02)	0.35
Total from investment operations	0.63	0.06	0.20	0.15	0.51
Distributions to shareholders from
Net investment income	(0.16)	(0.16)	(0.19)	(0.15)	(0.17)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)
Total distributions to shareholders	(0.16)	(0.16)	(0.47)	(0.25)	(0.21)
Net asset value, end of period	$6.44	$5.97	$6.07	$6.34	$6.44
Total return[1]	10.70%	0.98%	3.71%	2.32%	8.51%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.82%	1.80%	1.79%	1.80%
Net expenses	1.60%	1.60%	1.60%	1.65%	1.80%
Net investment income	2.31%	2.75%	2.99%	2.59%	2.54%
Supplemental data
Portfolio turnover rate	87%	39%	43%	50%	29%
Net assets, end of period (000s omitted)	$103,956	$115,929	$140,722	$166,750	$165,513

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$5.81	$5.91	$6.18	$6.17
Net investment income	0.23	0.22	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.46	(0.09)	0.03	0.02
Total from investment operations	0.69	0.13	0.27	0.04
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.26)	(0.03)
Net realized gains	0.00	0.00	(0.28)	0.00
Total distributions to shareholders	(0.24)	(0.23)	(0.54)	(0.03)
Net asset value, end of period	$6.26	$5.81	$5.91	$6.18
Total return[3]	11.99%	2.25%	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.64%	0.61%	0.64%
Net expenses	0.42%	0.42%	0.42%	0.41%
Net investment income	3.52%	3.89%	4.17%	2.31%
Supplemental data
Portfolio turnover rate	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$47,544	$2,605	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.81	$5.91	$6.19	$6.29	$6.00
Net investment income	0.19 [1]	0.21 [1]	0.22 [1]	0.21 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	0.48	(0.10)	0.02	(0.01)	0.34
Total from investment operations	0.67	0.11	0.24	0.20	0.55
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.24)	(0.20)	(0.22)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)
Total distributions to shareholders	(0.22)	(0.21)	(0.52)	(0.30)	(0.26)
Net asset value, end of period	$6.26	$5.81	$5.91	$6.19	$6.29
Total return	11.61%	1.89%	4.52%	3.21%	9.45%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.99%	0.97%	0.96%	0.97%
Net expenses	0.77%	0.77%	0.77%	0.81%	0.90%
Net investment income	3.15%	3.57%	3.77%	3.40%	3.51%
Supplemental data
Portfolio turnover rate	87%	39%	43%	50%	29%
Net assets, end of period (000s omitted)	$7,486	$7,868	$11,916	$32,938	$41,975

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.80	$5.91	$6.19	$6.28	$6.00
Net investment income	0.21	0.22 [1]	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	0.48	(0.11)	0.01	(0.01)	0.31
Total from investment operations	0.69	0.11	0.25	0.22	0.55
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.25)	(0.21)	(0.23)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)
Total distributions to shareholders	(0.23)	(0.22)	(0.53)	(0.31)	(0.27)
Net asset value, end of period	$6.26	$5.80	$5.91	$6.19	$6.28
Total return	12.08%	1.98%	4.80%	3.62%	9.49%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.72%	0.71%	0.72%
Net expenses	0.52%	0.52%	0.52%	0.57%	0.71%
Net investment income	3.40%	3.83%	4.07%	3.67%	3.60%
Supplemental data
Portfolio turnover rate	87%	39%	43%	50%	29%
Net assets, end of period (000s omitted)	$249,764	$254,963	$312,093	$335,589	$315,413

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  43

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on September 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be

44  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements
frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options and swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

Wells Fargo Diversified Income Builder Fund  |  45

Notes to financial statements
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

46  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

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Notes to financial statements
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $579,382,237 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$51,732,815
Gross unrealized losses	(6,833,407)
Net unrealized gains	$44,899,408
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(7,039)	$7,039
As of September 30, 2021, the Fund had capital loss carryforwards which consisted of $3,968,766 in short-term capital losses and $11,130,394 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 7,890,179	$ 0	$ 7,890,179
Common stocks
Communication services	3,367,335	4,806,031	0	8,173,366
Consumer discretionary	7,250,120	5,735,331	0	12,985,451
Consumer staples	2,335,093	4,357,033	0	6,692,126
Energy	2,132,694	2,361,097	0	4,493,791
Financials	9,202,616	9,684,875	0	18,887,491
Health care	33,148,566	1,341,615	0	34,490,181
Industrials	21,069,386	3,754,798	0	24,824,184
Information technology	42,731,852	9,021,496	0	51,753,348
Materials	8,128,120	2,787,209	0	10,915,329
Real estate	1,546,442	1,263,857	0	2,810,299
Utilities	0	1,748,423	0	1,748,423
Corporate bonds and notes	0	282,389,878	0	282,389,878
Foreign corporate bonds and notes	0	17,076,784	0	17,076,784
Investment companies	6,131,670	0	0	6,131,670
Loans	0	8,543,081	1,315,623	9,858,704
Municipal obligations	0	16,369,323	0	16,369,323
Non-agency mortgage-backed securities	0	4,539,298	0	4,539,298
Preferred stocks
Financials	77,734	0	0	77,734
Information technology	0	199,343	0	199,343
Materials	0	117,551	0	117,551
Yankee corporate bonds and notes	0	72,336,598	0	72,336,598
Short-term investments
Investment companies	28,540,250	0	0	28,540,250
	165,661,878	456,323,800	1,315,623	623,301,301
Forward foreign currency contracts	0	322,767	0	322,767
Futures contracts	2,224,888	0	0	2,224,888
Swap contracts	0	14,826	0	14,826
Total assets	$167,886,766	$456,661,393	$1,315,623	$625,863,782
Liabilities
Futures contracts	$ 1,957,665	$ 0	$ 0	$ 1,957,665
Written options	0	40,090	0	40,090
Total liabilities	$ 1,957,665	$ 40,090	$ 0	$ 1,997,755
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.

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Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

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Notes to financial statements
Expense ratio caps
Class A	0.85%
Class C	1.60
Class R6	0.42
Administrator Class	0.77
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $17,343 from the sale of Class A shares and $153 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2021 were $528,471,286 and $519,536,083, respectively.
As of September 30, 2021, the Fund had unfunded loan commitments of $891,131.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

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Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$ 837,584	$ (837,584)	$0
BNP Paribas Securities Corporation	2,005,419	(2,005,419)	0
Citigroup Global Markets Incorporated	1,243,914	(1,243,914)	0
Credit Suisse Securities (USA) LLC	411,927	(411,927)	0
JPMorgan Securities LLC	1,735,898	(1,735,898)	0
UBS Securities LLC	329,550	(329,550)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts for hedging or cash management purposes.
The volume of the Fund's derivative activity during the year ended September 30, 2021 was as follows:
Options
Average number of contracts written	12,361
Futures contracts
Average notional balance on long futures	$115,584,796
Average notional balance on short futures	67,754,197
Forward foreign currency contracts
Average contract amounts to buy	$ 2,703,316
Average contract amounts to sell	18,718,736
Swap contracts
Average notional balance	$ 1,558,904
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

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Notes to financial statements
The fair value of derivative instruments as of September 30, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 487,480*	Unrealized losses on futures contracts	$ 172,602*
Equity risk	Unrealized gains on futures contracts	916,764*	Unrealized losses on futures contracts	1,342,051*
Equity risk			Written options, at value	40,090
Foreign currency risk	Unrealized gains on forward foreign currency contracts	322,767	Unrealized losses on forward foreign currency contracts	0
Foreign currency risk	Unrealized gains on futures contracts	820,644*	Unrealized losses on futures contracts	443,012*
Credit risk	Net unrealized gains on swap contracts	14,826*	Net unrealized losses on swap contracts	0*
		$2,562,481		$1,997,755
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of September 30, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Written options	Total
Interest rate risk	$ (286,113)	$ 0	$ 0	$ 0	$ (286,113)
Equity risk	7,297,439	0	0	(2,008,612)	5,288,827
Foreign currency risk	872,101	317,157	0	0	1,189,258
Credit risk	0	0	16,767	0	16,767
	$7,883,427	$317,157	$16,767	$(2,008,612)	$6,208,739

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Written opotions	Total
Interest rate risk	$ 587,239	$ 0	$ 0	$ 0	$ 587,239
Equity risk	(665,231)	0	0	230,064	(435,167)
Foreign currency risk	506,569	188,935	0	0	695,504
Credit risk	0	0	14,826	0	14,826
	$ 428,577	$188,935	$14,826	$230,064	$ 862,402
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of

54  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements
default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$322,767	$0	$(260,000)	$62,767
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $21,820,982 and $22,908,856 of Ordinary income for the years ended September 30, 2021 and September 30, 2020, respectively.
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,526,365	$44,900,905	$(15,099,160)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management

Wells Fargo Diversified Income Builder Fund  |  55

Notes to financial statements
(International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

56  |  Wells Fargo Diversified Income Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Income Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

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Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $3,810,132 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $12,319,229 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 67% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On September 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	43,077,404
Shares voted “Against”	1,344,022
Shares voted “Abstain”	2,480,021
Shares voted “Uninstructed”	5,102,922
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	42,863,516
Shares voted “Against”	1,406,790
Shares voted “Abstain”	2,631,141
Shares voted “Uninstructed”	5,102,922
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one-year and three-year periods under review, and higher than the average investment performance of the Universe for the five-year and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Income Builder Blended Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes except for Class A, which was in range of the sum of the average rates for the Fund’s expense Group.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this

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Board considerations (unaudited)
regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

66  |  Wells Fargo Diversified Income Builder Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo Diversified Income Builder Fund  |  67

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

68  |  Wells Fargo Diversified Income Builder Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Diversified Income Builder Fund  |  69

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

70  |  Wells Fargo Diversified Income Builder Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00183 09-21
A226/AR226 09-21

Annual Report
September 30, 2021
Wells Fargo
Index Asset Allocation Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Index Asset Allocation Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Christian L. Chan, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SFAAX)	11-13-1986	9.50	9.54	11.28	16.18	10.85	11.94	1.10	1.08
Class C (WFALX)	4-1-1998	14.31	10.02	11.10	15.31	10.02	11.10	1.85	1.83
Administrator Class (WFAIX)	11-8-1999	–	–	–	16.40	11.05	12.17	1.02	0.90
Institutional Class (WFATX)[3]	10-31-2016	–	–	–	16.57	11.22	12.25	0.77	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	15.80	11.19	11.58	–	–
Bloomberg U.S. Treasury Index[5]	–	–	–	–	-3.30	2.23	2.21	–	–
S&P 500 Index[6]	–	–	–	–	30.00	16.90	16.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2021.
■	The Fund’s tactical asset allocation trades, which are primarily implemented with liquid futures contracts, contributed to performance during the period.
■	The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Uncharacteristically short recession led to sizable gains
Equity markets posted sizable gains during the 12-month period as economies continued to rebound from the depths of the COVID-19 pandemic. The National Bureau of Economic Research’s Business Cycle Dating Committee said the COVID-19-induced recession of 2020 lasted two months. According to the committee, economic activity peaked in February 2020 and the economic bottom was in April 2020, making it the shortest recession in the record books. Recoveries start at the bottom, though it may take a while to fully recover. During the 12-month period as a whole, U.S. equity markets—as measured by the S&P 500 Index—rose by 30.00%. International equity markets kept pace with U.S. markets. The MSCI ACWI Index (Net)*—a measure of international developed and emerging market stocks—gained 27.44% during the same period. The MSCI EM Index (Net)** was up 18.20%. For the 12-month period, the yield on the 30-year U.S. Treasury was essentially flat, to end the period at 2.05%, while yields on 10-year U.S. Treasury notes rose to 1.48%. The Bloomberg U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, was down 3.30% during the 12-month period. U.S. high-yield bonds as measured by the ICE BofA U.S. High Yield Index*** were up 11.46% over the same period.
Tactical asset allocation shifts contributed to performance during the 12-month period.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate the holdings of the Bloomberg U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 67% stocks, 45% bonds, and -12% effective cash. The effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash represents the net offset to such futures positions. During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes.
Ten largest holdings (%) as of September 30, 2021[1]
Apple Incorporated	3.63
Microsoft Corporation	3.46
Amazon.com Incorporated	2.33
Facebook Incorporated Class A	1.32
Alphabet Incorporated Class A	1.31
Alphabet Incorporated Class C	1.22
Tesla Motors Incorporated	1.03
NVIDIA Corporation	0.84
Berkshire Hathaway Incorporated Class B	0.83
JPMorgan Chase & Company	0.80
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Save for a brief period in October and November 2020, the team maintained an overweight to stocks throughout the 12-month period. The tactical tilt toward equities - implemented with long positions in S&P 500 futures - contributed to performance as stocks continued to climb higher during the period. In terms of contributors to our relative performance, the long position in S&P 500 futures - by far the largest contributor - was followed by a short

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
**	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source: MSCI.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
***	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

8  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)
position in long-dated U.S. Treasury futures, which was in place during the month of October 2020. The short position in Treasury bond futures benefited from a sharp rise in yields in the fourth quarter of 2020. Meanwhile, a short position in 10-year Treasury futures, which was implemented in March 2021 and closed in early July, detracted from performance amid a decline in yields.
The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained overweights to both equities and Treasuries. All of the changes to the effective asset allocation were implemented with liquid futures contracts.
On the whole, the tactical futures overlay positions implemented during the 12-month period contributed approximately 1.5% to the performance of the overall Fund.
Allocation (%) as of September 30, 2021
	Neutral allocation	Effective allocation[1]
Bonds	40	45
Stocks	60	67
Effective Cash	0	(12)
[1]	Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.
Outlook
The COVID-19 crisis isn’t over, but policymakers are prepping the world for the removal of crisis-era policies. In the U.S., fiscal policy is shifting toward infrastructure and building for the future instead of providing immediate relief. In the European Union, its stimulus is still being held up by political divisions, so who knows when or if that stimulus will happen. If it does, it will likely be well after it is needed. Perhaps more interestingly, monetary policy is decidedly moving out of crisis mode. The European Central Bank is throttling back its pandemic emergency purchase program. The U.S. Federal Reserve appears likely to tee up tapering within the next few months. We believe that just because the stimulus is soon to slow, that doesn’t mean the recovery is over - far from it! In our opinion, the economic recovery is just getting back onto a more sustainable path. We will continue to monitor the situation very carefully and stand ready to adjust exposures as needed.

Wells Fargo Index Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,060.88	$5.58	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class C
Actual	$1,000.00	$1,056.71	$9.44	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Administrator Class
Actual	$1,000.00	$1,061.82	$4.65	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,062.61	$3.88	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$ 25,037	$ 30,443
Total Agency securities (Cost $25,037)				30,443

	Shares
Common stocks: 59.71%
Communication services: 6.72%
Diversified telecommunication services: 0.70%
AT&T Incorporated	197,256	5,327,885
Lumen Technologies Incorporated	27,497	340,688
Verizon Communications Incorporated	114,319	6,174,369
		11,842,942
Entertainment: 1.15%
Activision Blizzard Incorporated	21,326	1,650,419
Electronic Arts Incorporated	7,845	1,115,951
Live Nation Entertainment Incorporated †	3,627	330,529
Netflix Incorporated †	12,166	7,425,396
Take-Two Interactive Software Incorporated †	3,221	496,259
The Walt Disney Company †	50,011	8,460,361
		19,478,915
Interactive media & services: 4.00%
Alphabet Incorporated Class A †	8,275	22,123,378
Alphabet Incorporated Class C †	7,747	20,648,157
Facebook Incorporated Class A †	65,600	22,263,984
Match Group Incorporated †	7,549	1,185,118
Twitter Incorporated †	21,734	1,312,516
		67,533,153
Media: 0.75%
Charter Communications Incorporated Class A †	3,497	2,544,277
Comcast Corporation Class A	126,916	7,098,412
Discovery Incorporated Class A †«	4,653	118,093
Discovery Incorporated Class C †	8,364	202,994
DISH Network Corporation Class A †	6,884	299,179
Fox Corporation Class A	8,974	359,947
Fox Corporation Class B	4,113	152,675
Interpublic Group of Companies Incorporated	10,873	398,713
News Corporation Class A	10,771	253,442
News Corporation Class B	3,355	77,937
Omnicom Group Incorporated	5,923	429,181
ViacomCBS Incorporated Class B	16,727	660,884
		12,595,734
Wireless telecommunication services: 0.12%
T-Mobile US Incorporated †	16,236	2,074,311
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  11

Portfolio of investments—September 30, 2021

	Shares	Value
Consumer discretionary: 7.37%
Auto components: 0.08%
Aptiv plc †	7,457	$ 1,110,869
BorgWarner Incorporated	6,634	286,655
		1,397,524
Automobiles: 1.24%
Ford Motor Company †	108,371	1,534,533
General Motors Company †	40,096	2,113,460
Tesla Motors Incorporated †	22,406	17,375,405
		21,023,398
Distributors: 0.08%
Genuine Parts Company	3,961	480,192
LKQ Corporation †	7,475	376,142
Pool Corporation	1,107	480,892
		1,337,226
Hotels, restaurants & leisure: 1.24%
Booking Holdings Incorporated †	1,125	2,670,604
Caesars Entertainment Incorporated †	5,865	658,522
Carnival Corporation †	21,835	546,093
Chipotle Mexican Grill Incorporated †	773	1,404,943
Darden Restaurants Incorporated	3,584	542,868
Domino's Pizza Incorporated	1,015	484,114
Expedia Group Incorporated †	3,976	651,666
Hilton Worldwide Holdings Incorporated †	7,721	1,020,021
Las Vegas Sands Corporation †	9,433	345,248
Marriott International Incorporated Class A †	7,558	1,119,264
McDonald's Corporation	20,622	4,972,170
MGM Resorts International	10,995	474,434
Norwegian Cruise Line Holdings Limited †	10,147	271,026
Penn National Gaming Incorporated †	4,283	310,346
Royal Caribbean Cruises Limited †	6,156	547,576
Starbucks Corporation	32,618	3,598,092
Wynn Resorts Limited †	2,901	245,860
Yum! Brands Incorporated	8,195	1,002,330
		20,865,177
Household durables: 0.23%
D.R. Horton Incorporated	9,007	756,318
Garmin Limited	4,187	650,911
Leggett & Platt Incorporated	3,693	165,594
Lennar Corporation Class A	7,551	707,378
Mohawk Industries Incorporated †	1,539	273,019
Newell Rubbermaid Incorporated	10,454	231,452
NVR Incorporated †	93	445,849
PulteGroup Incorporated	7,166	329,063
Whirlpool Corporation	1,734	353,493
		3,913,077
Internet & direct marketing retail: 2.45%
Amazon.com Incorporated †	11,975	39,338,354
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Internet & direct marketing retail (continued)
eBay Incorporated	17,872	$ 1,245,142
Etsy Incorporated †	3,449	717,254
		41,300,750
Leisure products: 0.02%
Hasbro Incorporated	3,567	318,248
Multiline retail: 0.30%
Dollar General Corporation	6,516	1,382,304
Dollar Tree Incorporated †	6,525	624,573
Target Corporation	13,656	3,124,083
		5,130,960
Specialty retail: 1.33%
Advance Auto Parts Incorporated	1,808	377,673
AutoZone Incorporated †	599	1,017,096
Bath & Body Works Incorporated	7,287	459,300
Best Buy Company Incorporated	6,226	658,150
CarMax Incorporated †	4,514	577,611
Lowe's Companies Incorporated	19,530	3,961,856
O'Reilly Automotive Incorporated †	1,908	1,165,902
Ross Stores Incorporated	9,852	1,072,390
The Gap Incorporated	5,803	131,728
The Home Depot Incorporated	29,387	9,646,577
The TJX Companies Incorporated	33,183	2,189,414
Tractor Supply Company	3,160	640,248
Ulta Beauty Incorporated †	1,508	544,267
		22,442,212
Textiles, apparel & luxury goods: 0.40%
HanesBrands Incorporated	9,602	164,770
Nike Incorporated Class B	35,136	5,102,801
PVH Corporation †	1,967	202,188
Ralph Lauren Corporation	1,337	148,460
Tapestry Incorporated	7,678	284,240
Under Armour Incorporated Class A †	5,163	104,189
Under Armour Incorporated Class C †	5,738	100,530
VF Corporation	8,968	600,766
		6,707,944
Consumer staples: 3.45%
Beverages: 0.82%
Brown-Forman Corporation Class B	5,046	338,132
Constellation Brands Incorporated Class A	4,644	978,444
Molson Coors Brewing Company Class B	5,192	240,805
Monster Beverage Corporation †	10,357	920,012
PepsiCo Incorporated	38,219	5,748,520
The Coca-Cola Company	107,476	5,639,266
		13,865,179
Food & staples retailing: 0.82%
Costco Wholesale Corporation	12,200	5,482,070
Sysco Corporation	14,110	1,107,635
The Kroger Company	18,822	760,973
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  13

Portfolio of investments—September 30, 2021

	Shares	Value
Food & staples retailing (continued)
Walgreens Boots Alliance Incorporated	19,928	$ 937,612
Walmart Incorporated	39,352	5,484,882
		13,773,172
Food products: 0.52%
Archer Daniels Midland Company	15,472	928,475
Campbell Soup Company	5,624	235,139
ConAgra Foods Incorporated	13,260	449,116
General Mills Incorporated	16,802	1,005,096
Hormel Foods Corporation	7,796	319,636
Kellogg Company	7,068	451,787
Lamb Weston Holdings Incorporated	3,997	245,296
McCormick & Company Incorporated	6,878	557,324
Mondelez International Incorporated Class A	38,671	2,249,879
The Hershey Company	4,025	681,231
The J.M. Smucker Company	2,992	359,130
The Kraft Heinz Company	18,656	686,914
Tyson Foods Incorporated Class A	8,174	645,256
		8,814,279
Household products: 0.80%
Church & Dwight Company Incorporated	6,791	560,733
Colgate-Palmolive Company	23,358	1,765,398
Kimberly-Clark Corporation	9,324	1,234,871
The Clorox Company	3,397	562,577
The Procter & Gamble Company	67,164	9,389,527
		13,513,106
Personal products: 0.11%
The Estee Lauder Companies Incorporated Class A	6,388	1,915,953
Tobacco: 0.38%
Altria Group Incorporated	51,054	2,323,978
Philip Morris International Incorporated	43,160	4,091,136
		6,415,114
Energy: 1.65%
Energy equipment & services: 0.14%
Baker Hughes Incorporated	22,875	565,699
Halliburton Company	24,580	531,420
Schlumberger Limited	38,481	1,140,577
		2,237,696
Oil, gas & consumable fuels: 1.51%
APA Corporation	10,468	224,329
Cabot Oil & Gas Corporation	11,061	240,687
Chevron Corporation	53,366	5,413,981
ConocoPhillips	37,128	2,516,165
Devon Energy Corporation	17,521	622,171
Diamondback Energy Incorporated	4,717	446,558
EOG Resources Incorporated	16,132	1,294,916
Exxon Mobil Corporation	117,130	6,889,587
Hess Corporation	7,641	596,839
Kinder Morgan Incorporated	53,806	900,174
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Oil, gas & consumable fuels (continued)
Marathon Oil Corporation	21,929	$ 299,769
Marathon Petroleum Corporation	17,587	1,087,052
Occidental Petroleum Corporation	24,517	725,213
ONEOK Incorporated	12,287	712,523
Phillips 66	12,063	844,772
Pioneer Natural Resources Company	6,284	1,046,349
The Williams Companies Incorporated	33,604	871,688
Valero Energy Corporation	11,288	796,594
		25,529,367
Financials: 6.81%
Banks: 2.64%
Bank of America Corporation	204,636	8,686,798
Citigroup Incorporated	56,081	3,935,765
Citizens Financial Group Incorporated	11,829	555,726
Comerica Incorporated	3,709	298,575
Fifth Third Bancorp	19,135	812,089
First Republic Bank	4,898	944,726
Huntington Bancshares Incorporated	40,884	632,067
JPMorgan Chase & Company	82,565	13,515,065
KeyCorp	26,526	573,492
M&T Bank Corporation	3,561	531,800
People's United Financial Incorporated	11,872	207,404
PNC Financial Services Group Incorporated	11,730	2,294,857
Regions Financial Corporation	26,407	562,733
SVB Financial Group †	1,618	1,046,652
Truist Financial Corporation	36,918	2,165,241
US Bancorp	37,269	2,215,269
Wells Fargo & Company ♠	114,077	5,294,314
Zions Bancorporation	4,511	279,186
		44,551,759
Capital markets: 1.79%
Ameriprise Financial Incorporated	3,143	830,129
Bank of New York Mellon Corporation	21,946	1,137,681
BlackRock Incorporated	3,947	3,310,191
Cboe Global Markets Incorporated	2,961	366,749
CME Group Incorporated	9,909	1,916,202
Franklin Resources Incorporated	7,790	231,519
Intercontinental Exchange Incorporated	15,514	1,781,317
Invesco Limited	9,420	227,116
MarketAxess Holdings Incorporated	1,049	441,304
Moody's Corporation	4,479	1,590,538
Morgan Stanley	40,268	3,918,479
MSCI Incorporated	2,287	1,391,274
Northern Trust Corporation	5,753	620,231
Raymond James Financial Incorporated	5,122	472,658
S&P Global Incorporated	6,647	2,824,244
State Street Corporation	10,108	856,350
T. Rowe Price Group Incorporated	6,280	1,235,276
The Charles Schwab Corporation	41,511	3,023,661
The Goldman Sachs Group Incorporated	9,282	3,508,874
The NASDAQ Incorporated	3,244	626,157
		30,309,950
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  15

Portfolio of investments—September 30, 2021

	Shares	Value
Consumer finance: 0.40%
American Express Company	17,792	$ 2,980,694
Capital One Financial Corporation	12,318	1,995,146
Discover Financial Services	8,241	1,012,407
Synchrony Financial	15,739	769,322
		6,757,569
Diversified financial services: 0.83%
Berkshire Hathaway Incorporated Class B †	51,220	13,979,987
Insurance: 1.15%
AFLAC Incorporated	17,018	887,148
American International Group Incorporated	23,549	1,292,601
Aon plc Class A	6,237	1,782,347
Arthur J. Gallagher & Company	5,708	848,494
Assurant Incorporated	1,623	256,028
Brown & Brown Incorporated	6,459	358,152
Chubb Limited	12,128	2,103,965
Cincinnati Financial Corporation	4,139	472,757
Everest Reinsurance Group Limited	1,099	275,607
Globe Life Incorporated	2,587	230,321
Lincoln National Corporation	4,874	335,088
Loews Corporation	5,626	303,410
Marsh & McLennan Companies Incorporated	14,002	2,120,323
MetLife Incorporated	20,086	1,239,909
Principal Financial Group Incorporated	6,909	444,940
Progressive Corporation	16,155	1,460,250
Prudential Financial Incorporated	10,688	1,124,378
The Allstate Corporation	8,170	1,040,123
The Hartford Financial Services Group Incorporated	9,620	675,805
The Travelers Companies Incorporated	6,906	1,049,781
W.R. Berkley Corporation	3,877	283,719
Willis Towers Watson plc	3,567	829,185
		19,414,331
Health care: 7.93%
Biotechnology: 1.14%
AbbVie Incorporated	48,934	5,278,511
Amgen Incorporated	15,709	3,340,519
Biogen Incorporated †	4,105	1,161,674
Gilead Sciences Incorporated	34,758	2,427,846
Incyte Corporation †	5,189	356,899
Moderna Incorporated †	9,560	3,679,262
Regeneron Pharmaceuticals Incorporated †	2,899	1,754,417
Vertex Pharmaceuticals Incorporated †	7,141	1,295,306
		19,294,434
Health care equipment & supplies: 2.26%
Abbott Laboratories	49,012	5,789,788
ABIOMED Incorporated †	1,250	406,900
Align Technology Incorporated †	2,024	1,346,830
Baxter International Incorporated	13,822	1,111,703
Becton Dickinson & Company	7,949	1,954,023
Boston Scientific Corporation †	39,337	1,706,832
Danaher Corporation	17,550	5,342,922
Dentsply Sirona Incorporated	6,018	349,345
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Health care equipment & supplies (continued)
DexCom Incorporated †	2,659	$ 1,454,101
Edwards Lifesciences Corporation †	17,173	1,944,155
Hologic Incorporated †	6,986	515,637
IDEXX Laboratories Incorporated †	2,345	1,458,356
Intuitive Surgical Incorporated †	3,281	3,261,806
Medtronic plc	37,180	4,660,513
ResMed Incorporated	4,022	1,059,998
STERIS plc	2,757	563,200
Stryker Corporation	9,281	2,447,585
Teleflex Incorporated	1,288	484,996
The Cooper Companies Incorporated	1,361	562,515
West Pharmaceutical Services Incorporated	2,049	869,882
Zimmer Biomet Holdings Incorporated	5,769	844,351
		38,135,438
Health care providers & services: 1.51%
AmerisourceBergen Corporation	4,134	493,806
Anthem Incorporated	6,773	2,524,974
Cardinal Health Incorporated	8,038	397,559
Centene Corporation †	16,100	1,003,191
Cigna Corporation	9,380	1,877,501
CVS Health Corporation	36,521	3,099,172
DaVita HealthCare Partners Incorporated †	1,852	215,314
HCA Healthcare Incorporated	6,799	1,650,253
Henry Schein Incorporated †	3,858	293,825
Humana Incorporated	3,550	1,381,483
Laboratory Corporation of America Holdings †	2,671	751,726
McKesson Corporation	4,279	853,147
Quest Diagnostics Incorporated	3,380	491,148
UnitedHealth Group Incorporated	26,113	10,203,394
Universal Health Services Incorporated Class B	2,097	290,162
		25,526,655
Health care technology: 0.04%
Cerner Corporation	8,150	574,738
Life sciences tools & services: 0.83%
Agilent Technologies Incorporated	8,367	1,318,054
Bio-Rad Laboratories Incorporated Class A †	590	440,111
Bio-Techne Corporation	1,071	518,974
Charles River Laboratories International Incorporated †	1,395	575,675
Illumina Incorporated †	4,046	1,641,098
IQVIA Holdings Incorporated †	5,289	1,266,927
Mettler-Toledo International Incorporated †	636	876,001
PerkinElmer Incorporated	3,097	536,679
Thermo Fisher Scientific Incorporated	10,857	6,202,930
Waters Corporation †	1,688	603,122
		13,979,571
Pharmaceuticals: 2.15%
Bristol-Myers Squibb Company	61,510	3,639,547
Catalent Incorporated †	4,700	625,429
Eli Lilly & Company	22,072	5,099,736
Johnson & Johnson	72,857	11,766,406
Merck & Company Incorporated	70,212	5,273,623
Organon & Company	7,064	231,629
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  17

Portfolio of investments—September 30, 2021

	Shares	Value
Pharmaceuticals (continued)
Pfizer Incorporated	155,497	$ 6,687,926
Viatris Incorporated	33,545	454,535
Zoetis Incorporated	13,101	2,543,428
		36,322,259
Industrials: 4.80%
Aerospace & defense: 0.89%
General Dynamics Corporation	6,411	1,256,748
Howmet Aerospace Incorporated	10,605	330,876
Huntington Ingalls Industries Incorporated	1,109	214,104
L3Harris Technologies Incorporated	5,549	1,222,112
Lockheed Martin Corporation	6,831	2,357,378
Northrop Grumman Corporation	4,162	1,498,944
Raytheon Technologies Corporation	41,607	3,576,538
Textron Incorporated	6,169	430,658
The Boeing Company †	15,115	3,324,393
TransDigm Group Incorporated †	1,437	897,507
		15,109,258
Air freight & logistics: 0.36%
C.H. Robinson Worldwide Incorporated	3,648	317,376
Expeditors International of Washington Incorporated	4,695	559,315
FedEx Corporation	6,774	1,485,470
United Parcel Service Incorporated Class B	20,086	3,657,661
		6,019,822
Airlines: 0.15%
Alaska Air Group Incorporated †	3,441	201,643
American Airlines Group Incorporated †	17,674	362,670
Delta Air Lines Incorporated †	17,607	750,234
Southwest Airlines Company †	16,270	836,766
United Airlines Holdings Incorporated †	8,929	424,753
		2,576,066
Building products: 0.30%
A.O. Smith Corporation	3,674	224,371
Allegion plc	2,477	327,410
Carrier Global Corporation	24,016	1,243,068
Fortune Brands Home & Security Incorporated	3,813	340,958
Johnson Controls International plc	19,621	1,335,798
Masco Corporation	6,828	379,295
Trane Technologies plc	6,554	1,131,548
		4,982,448
Commercial services & supplies: 0.25%
Cintas Corporation	2,404	915,107
Copart Incorporated †	5,874	814,841
Republic Services Incorporated	5,821	698,869
Rollins Incorporated	6,259	221,130
Waste Management Incorporated	10,725	1,601,886
		4,251,833
Construction & engineering: 0.03%
Quanta Services Incorporated	3,857	439,004
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Electrical equipment: 0.33%
AMETEK Incorporated	6,382	$ 791,432
Eaton Corporation plc	11,003	1,642,858
Emerson Electric Company	16,508	1,555,054
Generac Holdings Incorporated †	1,753	716,399
Rockwell Automation Incorporated	3,205	942,398
		5,648,141
Industrial conglomerates: 0.67%
3M Company	16,025	2,811,106
General Electric Company	30,297	3,121,500
Honeywell International Incorporated	19,049	4,043,722
Roper Technologies Incorporated	2,910	1,298,238
		11,274,566
Machinery: 0.92%
Caterpillar Incorporated	15,079	2,894,716
Cummins Incorporated	3,972	891,952
Deere & Company	7,824	2,621,588
Dover Corporation	3,978	618,579
Fortive Corporation	9,883	697,443
IDEX Corporation	2,099	434,388
Illinois Tool Works Incorporated	7,923	1,637,129
Ingersoll Rand Incorporated †	11,184	563,785
Otis Worldwide Corporation	11,771	968,518
PACCAR Incorporated	9,605	758,027
Parker-Hannifin Corporation	3,565	996,845
Pentair plc	4,591	333,444
Snap-on Incorporated	1,494	312,171
Stanley Black & Decker Incorporated	4,504	789,596
Wabtec Corporation	5,222	450,189
Xylem Incorporated	4,973	615,061
		15,583,431
Professional services: 0.26%
Equifax Incorporated	3,362	851,998
IHS Markit Limited	11,016	1,284,686
Jacobs Engineering Group Incorporated	3,597	476,710
Leidos Holdings Incorporated	3,912	376,061
Nielsen Holdings plc	9,932	190,595
Robert Half International Incorporated	3,093	310,321
Verisk Analytics Incorporated	4,455	892,203
		4,382,574
Road & rail: 0.52%
CSX Corporation	62,306	1,852,980
J.B. Hunt Transport Services Incorporated	2,325	388,787
Kansas City Southern	2,510	679,306
Norfolk Southern Corporation	6,817	1,630,967
Old Dominion Freight Line Incorporated	2,590	740,688
Union Pacific Corporation	18,035	3,535,040
		8,827,768
Trading companies & distributors: 0.12%
Fastenal Company	15,874	819,257
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  19

Portfolio of investments—September 30, 2021

	Shares	Value
Trading companies & distributors (continued)
United Rentals Incorporated †	1,999	$ 701,509
W.W. Grainger Incorporated	1,205	473,637
		1,994,403
Information technology: 16.48%
Communications equipment: 0.51%
Arista Networks Incorporated †	1,543	530,237
Cisco Systems Incorporated	116,349	6,332,876
F5 Networks Incorporated †	1,668	331,565
Juniper Networks Incorporated	8,973	246,937
Motorola Solutions Incorporated	4,678	1,086,793
		8,528,408
Electronic equipment, instruments & components: 0.40%
Amphenol Corporation Class A	16,475	1,206,464
CDW Corporation of Delaware	3,798	691,312
Corning Incorporated	21,186	773,077
IPG Photonics Corporation †	988	156,499
Keysight Technologies Incorporated †	5,067	832,457
TE Connectivity Limited	9,026	1,238,548
Teledyne Technologies Incorporated †	1,285	552,010
Trimble Incorporated †	6,942	570,980
Zebra Technologies Corporation Class A †	1,471	758,183
		6,779,530
IT services: 2.92%
Accenture plc Class A	17,491	5,595,721
Akamai Technologies Incorporated †	4,504	471,073
Automatic Data Processing Incorporated	11,705	2,340,064
Broadridge Financial Solutions Incorporated	3,213	535,414
Cognizant Technology Solutions Corporation Class A	14,467	1,073,596
DXC Technology Company †	6,961	233,959
Fidelity National Information Services Incorporated	17,082	2,078,538
Fiserv Incorporated †	16,465	1,786,453
FleetCor Technologies Incorporated †	2,279	595,434
Gartner Incorporated †	2,308	701,355
Global Payments Incorporated	8,059	1,269,937
International Business Machines Corporation	24,818	3,447,965
Jack Henry & Associates Incorporated	2,048	335,995
MasterCard Incorporated Class A	24,006	8,346,406
Paychex Incorporated	8,842	994,283
PayPal Holdings Incorporated †	32,381	8,425,860
The Western Union Company	11,196	226,383
VeriSign Incorporated †	2,687	550,862
Visa Incorporated Class A	46,539	10,366,562
		49,375,860
Semiconductors & semiconductor equipment: 3.31%
Advanced Micro Devices Incorporated †	33,263	3,422,763
Analog Devices Incorporated	14,820	2,482,054
Applied Materials Incorporated	24,992	3,217,220
Broadcom Incorporated	11,326	5,492,317
Enphase Energy Incorporated †	3,697	554,439
Intel Corporation	112,007	5,967,733
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Semiconductors & semiconductor equipment (continued)
KLA Corporation	4,186	$ 1,400,259
Lam Research Corporation	3,896	2,217,408
Microchip Technology Incorporated	7,513	1,153,170
Micron Technology Incorporated	31,050	2,203,929
Monolithic Power Systems Incorporated	1,184	573,861
NVIDIA Corporation	68,298	14,148,614
NXP Semiconductors NV	7,292	1,428,284
Qorvo Incorporated †	3,053	510,431
Qualcomm Incorporated	31,080	4,008,698
Skyworks Solutions Incorporated	4,551	749,914
Teradyne Incorporated	4,528	494,322
Texas Instruments Incorporated	25,471	4,895,781
Xilinx Incorporated	6,783	1,024,165
		55,945,362
Software: 5.54%
Adobe Incorporated †	13,119	7,552,870
ANSYS Incorporated †	2,400	817,080
Autodesk Incorporated †	6,057	1,727,275
Cadence Design Systems Incorporated †	7,628	1,155,184
Ceridian HCM Holding Incorporated †	3,719	418,834
Citrix Systems Incorporated	3,439	369,245
Fortinet Incorporated †	3,727	1,088,433
Intuit Incorporated	7,535	4,065,208
Microsoft Corporation	207,335	58,451,883
NortonLifeLock Incorporated	16,051	406,090
Oracle Corporation	45,405	3,956,138
Paycom Software Incorporated †	1,328	658,356
PTC Incorporated †	2,907	348,230
Salesforce.com Incorporated †	26,759	7,257,576
ServiceNow Incorporated †	5,480	3,410,040
Synopsys Incorporated †	4,212	1,261,115
Tyler Technologies Incorporated †	1,123	515,064
		93,458,621
Technology hardware, storage & peripherals: 3.80%
Apple Incorporated	432,521	61,201,722
Hewlett Packard Enterprise Company	36,046	513,656
HP Incorporated	32,999	902,853
NetApp Incorporated	6,163	553,191
Seagate Technology Holdings plc	5,781	477,048
Western Digital Corporation †	8,390	473,532
		64,122,002
Materials: 1.48%
Chemicals: 1.02%
Air Products & Chemicals Incorporated	6,099	1,562,015
Albemarle Corporation	3,233	707,930
Celanese Corporation Series A	3,071	462,615
CF Industries Holdings Incorporated	5,968	333,134
Corteva Incorporated	20,266	852,793
Dow Incorporated	20,567	1,183,837
DuPont de Nemours Incorporated	14,448	982,320
Eastman Chemical Company	3,753	378,077
Ecolab Incorporated	6,868	1,432,802
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  21

Portfolio of investments—September 30, 2021

	Shares	Value
Chemicals (continued)
FMC Corporation	3,557	$ 325,679
International Flavors & Fragrances Incorporated	6,875	919,325
Linde plc	14,268	4,185,946
LyondellBasell Industries NV Class A	7,293	684,448
PPG Industries Incorporated	6,536	934,713
The Mosaic Company	9,574	341,983
The Sherwin-Williams Company	6,716	1,878,667
		17,166,284
Construction materials: 0.07%
Martin Marietta Materials Incorporated	1,710	584,273
Vulcan Materials Company	3,656	618,449
		1,202,722
Containers & packaging: 0.20%
Amcor plc	42,565	493,328
Avery Dennison Corporation	2,286	473,682
Ball Corporation	9,031	812,519
International Paper Company	10,745	600,860
Packaging Corporation of America	2,618	359,818
Sealed Air Corporation	4,135	226,557
WestRock Company	7,360	366,749
		3,333,513
Metals & mining: 0.19%
Freeport-McMoRan Incorporated	40,403	1,314,310
Newmont Corporation	22,037	1,196,609
Nucor Corporation	8,070	794,814
		3,305,733
Real estate: 1.55%
Equity REITs: 1.49%
Alexandria Real Estate Equities Incorporated	3,834	732,562
American Tower Corporation	12,595	3,342,839
AvalonBay Communities Incorporated	3,854	854,201
Boston Properties Incorporated	3,907	423,323
Crown Castle International Corporation	11,938	2,069,094
Digital Realty Trust Incorporated	7,803	1,127,143
Duke Realty Corporation	10,472	501,295
Equinix Incorporated	2,474	1,954,782
Equity Residential	9,393	760,082
Essex Property Trust Incorporated	1,797	574,573
Extra Space Storage Incorporated	3,697	621,059
Federal Realty Investment Trust	1,937	228,547
Healthpeak Properties Incorporated	14,916	499,388
Host Hotels & Resorts Incorporated †	19,641	320,738
Iron Mountain Incorporated	7,989	347,122
Kimco Realty Corporation	16,977	352,273
Mid-America Apartment Communities Incorporated	3,212	599,841
Prologis Incorporated	20,443	2,564,165
Public Storage Incorporated	4,215	1,252,277
Realty Income Corporation	10,792	699,969
Regency Centers Corporation	4,233	285,008
SBA Communications Corporation	3,021	998,652
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Shares	Value
Equity REITs (continued)
Simon Property Group Incorporated	9,087	$ 1,181,037
UDR Incorporated	7,710	408,476
Ventas Incorporated	10,936	603,777
Vornado Realty Trust	4,351	182,786
Welltower Incorporated	11,679	962,350
Weyerhaeuser Company	20,763	738,540
		25,185,899
Real estate management & development: 0.06%
CBRE Group Incorporated Class A †	9,289	904,377
Utilities: 1.47%
Electric utilities: 0.94%
Alliant Energy Corporation	6,940	388,501
American Electric Power Company Incorporated	13,829	1,122,638
Duke Energy Corporation	21,282	2,076,910
Edison International	10,474	580,993
Entergy Corporation	5,555	551,667
Evergy Incorporated	6,345	394,659
Eversource Energy	9,513	777,783
Exelon Corporation	27,085	1,309,289
FirstEnergy Corporation	14,984	533,730
NextEra Energy Incorporated	54,164	4,252,957
NRG Energy Incorporated	6,748	275,521
Pinnacle West Capital Corporation	3,121	225,836
PPL Corporation	21,288	593,509
The Southern Company	29,276	1,814,234
Xcel Energy Incorporated	14,921	932,563
		15,830,790
Gas utilities: 0.02%
Atmos Energy Corporation	3,636	320,695
Independent power & renewable electricity producers: 0.02%
AES Corporation	18,390	419,844
Multi-utilities: 0.44%
Ameren Corporation	7,108	575,748
CenterPoint Energy Incorporated	16,343	402,038
CMS Energy Corporation	8,008	478,318
Consolidated Edison Incorporated	9,782	710,075
Dominion Energy Incorporated	22,388	1,634,772
DTE Energy Company	5,357	598,430
NiSource Incorporated	10,872	263,429
Public Service Enterprise Group Incorporated	14,001	852,661
Sempra Energy	8,853	1,119,905
WEC Energy Group Incorporated	8,728	769,810
		7,405,186
Water utilities: 0.05%
American Water Works Company Incorporated	5,015	847,736
Total Common stocks (Cost $295,290,213)		1,008,094,004

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  23

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	0.41%	12-25-2034	$ 4,278	$ 4,502
Total Non-agency mortgage-backed securities (Cost $4,278)				4,502
U.S. Treasury securities: 37.58%
U.S. Treasury Bond	1.13	5-15-2040	2,251,000	1,945,620
U.S. Treasury Bond	1.13	8-15-2040	2,981,000	2,565,290
U.S. Treasury Bond	1.25	5-15-2050	3,785,000	3,096,455
U.S. Treasury Bond	1.38	11-15-2040	1,746,000	1,568,399
U.S. Treasury Bond	1.38	8-15-2050	3,103,000	2,618,399
U.S. Treasury Bond	1.63	11-15-2050	1,737,000	1,560,518
U.S. Treasury Bond	2.00	2-15-2050	3,135,000	3,079,893
U.S. Treasury Bond	2.25	8-15-2046	1,961,000	2,025,269
U.S. Treasury Bond	2.25	8-15-2049	3,118,000	3,232,002
U.S. Treasury Bond	2.38	11-15-2049	2,096,000	2,230,848
U.S. Treasury Bond	2.50	2-15-2045	2,144,000	2,315,353
U.S. Treasury Bond	2.50	2-15-2046	1,960,000	2,119,709
U.S. Treasury Bond	2.50	5-15-2046	1,949,000	2,108,955
U.S. Treasury Bond	2.75	8-15-2042	1,218,000	1,370,678
U.S. Treasury Bond	2.75	11-15-2042	1,369,000	1,539,430
U.S. Treasury Bond	2.75	8-15-2047	1,864,000	2,115,713
U.S. Treasury Bond	2.75	11-15-2047	1,853,000	2,105,326
U.S. Treasury Bond	2.88	5-15-2043	1,822,000	2,090,959
U.S. Treasury Bond	2.88	8-15-2045	2,027,000	2,337,226
U.S. Treasury Bond	2.88	11-15-2046	1,779,000	2,060,652
U.S. Treasury Bond	2.88	5-15-2049	2,582,000	3,020,537
U.S. Treasury Bond	3.00	5-15-2042	776,000	907,283
U.S. Treasury Bond	3.00	11-15-2044	1,951,000	2,290,672
U.S. Treasury Bond	3.00	5-15-2045	1,907,000	2,243,705
U.S. Treasury Bond	3.00	11-15-2045	1,791,000	2,111,281
U.S. Treasury Bond	3.00	2-15-2047	1,889,000	2,238,317
U.S. Treasury Bond	3.00	5-15-2047	1,921,000	2,278,861
U.S. Treasury Bond	3.00	2-15-2048	2,119,000	2,519,623
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,500,926
U.S. Treasury Bond	3.00	2-15-2049	2,614,000	3,124,751
U.S. Treasury Bond	3.13	11-15-2041	846,000	1,007,533
U.S. Treasury Bond	3.13	2-15-2042	919,000	1,096,446
U.S. Treasury Bond	3.13	2-15-2043	1,334,000	1,589,596
U.S. Treasury Bond	3.13	8-15-2044	1,999,000	2,392,319
U.S. Treasury Bond	3.13	5-15-2048	2,283,000	2,777,769
U.S. Treasury Bond	3.38	5-15-2044	1,848,000	2,296,934
U.S. Treasury Bond	3.38	11-15-2048	2,541,000	3,236,996
U.S. Treasury Bond	3.50	2-15-2039	731,000	911,351
U.S. Treasury Bond	3.63	8-15-2043	1,504,000	1,930,466
U.S. Treasury Bond	3.63	2-15-2044	1,897,000	2,441,869
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,204,216
U.S. Treasury Bond	3.75	11-15-2043	1,660,000	2,171,747
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,240,443
U.S. Treasury Bond	4.25	5-15-2039	681,000	928,288
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,342,803
U.S. Treasury Bond	4.38	2-15-2038	381,000	521,509
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,049,036
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,500,104
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,179,293
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,143,715
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	4.50%	5-15-2038	$ 428,000	$ 594,703
U.S. Treasury Bond	4.50	8-15-2039	721,000	1,012,639
U.S. Treasury Bond	4.63	2-15-2040	730,000	1,043,415
U.S. Treasury Bond	4.75	2-15-2037	264,000	372,580
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,583,826
U.S. Treasury Bond	5.00	5-15-2037	375,000	543,252
U.S. Treasury Bond	5.25	11-15-2028	479,000	608,891
U.S. Treasury Bond	5.25	2-15-2029	349,000	445,561
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,012,263
U.S. Treasury Bond	5.50	8-15-2028	369,000	471,570
U.S. Treasury Bond	6.13	11-15-2027	525,000	679,649
U.S. Treasury Bond	6.13	8-15-2029	293,000	398,194
U.S. Treasury Bond	6.25	5-15-2030	478,000	666,847
U.S. Treasury Bond	6.38	8-15-2027	224,000	291,086
U.S. Treasury Bond	6.88	8-15-2025	224,000	276,500
U.S. Treasury Note	0.13	4-30-2022	2,499,000	2,499,781
U.S. Treasury Note	0.13	5-31-2022	2,659,000	2,659,727
U.S. Treasury Note	0.13	5-15-2023	2,501,000	2,497,385
U.S. Treasury Note	0.13	7-15-2023	2,396,000	2,391,040
U.S. Treasury Note	0.13	8-15-2023	2,616,000	2,609,460
U.S. Treasury Note	0.13	9-15-2023	2,914,000	2,905,121
U.S. Treasury Note	0.13	10-15-2023	2,974,000	2,963,312
U.S. Treasury Note	0.13	12-15-2023	3,018,000	3,003,853
U.S. Treasury Note	0.13	1-15-2024	3,281,000	3,263,442
U.S. Treasury Note	0.13	2-15-2024	3,940,000	3,917,376
U.S. Treasury Note	0.25	4-15-2023	2,385,000	2,386,770
U.S. Treasury Note	0.25	11-15-2023	3,497,000	3,492,082
U.S. Treasury Note	0.25	3-15-2024	3,929,000	3,915,341
U.S. Treasury Note	0.25	5-15-2024	3,937,000	3,918,084
U.S. Treasury Note	0.25	5-31-2025	2,714,000	2,668,201
U.S. Treasury Note	0.25	6-30-2025	2,925,000	2,872,898
U.S. Treasury Note	0.25	7-31-2025	3,039,000	2,980,832
U.S. Treasury Note	0.25	8-31-2025	3,153,000	3,088,585
U.S. Treasury Note	0.25	9-30-2025	3,464,000	3,389,713
U.S. Treasury Note	0.25	10-31-2025	3,586,000	3,503,774
U.S. Treasury Note	0.38	4-15-2024	3,919,000	3,914,561
U.S. Treasury Note	0.38	4-30-2025	2,591,000	2,562,256
U.S. Treasury Note	0.38	11-30-2025	3,685,000	3,614,611
U.S. Treasury Note	0.38	12-31-2025	3,794,000	3,717,527
U.S. Treasury Note	0.38	1-31-2026	4,058,000	3,970,816
U.S. Treasury Note	0.38	7-31-2027	2,771,000	2,651,934
U.S. Treasury Note	0.38	9-30-2027	3,141,000	2,997,201
U.S. Treasury Note	0.50	3-15-2023	2,052,000	2,061,699
U.S. Treasury Note	0.50	3-31-2025	2,469,000	2,455,305
U.S. Treasury Note	0.50	2-28-2026	4,104,000	4,034,745
U.S. Treasury Note	0.50	4-30-2027	2,015,000	1,949,670
U.S. Treasury Note	0.50	5-31-2027	2,282,000	2,204,537
U.S. Treasury Note	0.50	6-30-2027	2,520,000	2,432,588
U.S. Treasury Note	0.50	8-31-2027	2,918,000	2,808,575
U.S. Treasury Note	0.50	10-31-2027	3,418,000	3,280,345
U.S. Treasury Note	0.63	3-31-2027	1,681,000	1,640,354
U.S. Treasury Note	0.63	11-30-2027	3,631,000	3,506,752
U.S. Treasury Note	0.63	12-31-2027	3,852,000	3,716,277
U.S. Treasury Note	0.63	5-15-2030	3,675,000	3,430,096
U.S. Treasury Note	0.63	8-15-2030	4,582,000	4,262,513
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  25

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.75%	3-31-2026	$ 4,059,000	$ 4,030,302
U.S. Treasury Note	0.75	4-30-2026	4,130,000	4,098,218
U.S. Treasury Note	0.75	5-31-2026	4,136,000	4,101,264
U.S. Treasury Note	0.75	1-31-2028	4,214,000	4,092,024
U.S. Treasury Note	0.88	11-15-2030	2,681,000	2,544,227
U.S. Treasury Note	1.13	2-28-2025	2,444,000	2,484,765
U.S. Treasury Note	1.13	2-28-2027	964,000	967,314
U.S. Treasury Note	1.13	2-29-2028	4,178,000	4,151,724
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,190,126
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,862,436
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,430,188
U.S. Treasury Note	1.25	3-31-2028	4,152,000	4,152,162
U.S. Treasury Note	1.25	4-30-2028	4,224,000	4,221,030
U.S. Treasury Note	1.25	5-31-2028	4,167,000	4,160,977
U.S. Treasury Note	1.38	1-31-2022	2,315,000	2,325,182
U.S. Treasury Note	1.38	10-15-2022	2,223,000	2,252,177
U.S. Treasury Note	1.38	2-15-2023	1,589,000	1,615,318
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,767,660
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,855,185
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,816,546
U.S. Treasury Note	1.38	1-31-2025	2,372,000	2,431,763
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,821,134
U.S. Treasury Note	1.50	10-31-2021	2,358,000	2,360,771
U.S. Treasury Note	1.50	11-30-2021	2,360,000	2,365,577
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,632,820
U.S. Treasury Note	1.50	8-15-2022	2,254,000	2,281,999
U.S. Treasury Note	1.50	9-15-2022	2,264,000	2,294,246
U.S. Treasury Note	1.50	1-15-2023	2,250,000	2,289,111
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,665,784
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,711,990
U.S. Treasury Note	1.50	9-30-2024	2,442,000	2,513,448
U.S. Treasury Note	1.50	10-31-2024	2,391,000	2,461,236
U.S. Treasury Note	1.50	11-30-2024	2,394,000	2,464,043
U.S. Treasury Note	1.50	8-15-2026	3,430,000	3,516,286
U.S. Treasury Note	1.50	1-31-2027	1,873,000	1,917,118
U.S. Treasury Note	1.50	2-15-2030	4,305,000	4,332,411
U.S. Treasury Note	1.63	12-31-2021	2,357,000	2,366,189
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,266,797
U.S. Treasury Note	1.63	8-31-2022	1,827,000	1,852,692
U.S. Treasury Note	1.63	11-15-2022	3,435,000	3,492,966
U.S. Treasury Note	1.63	12-15-2022	2,239,000	2,279,145
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,749,297
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,753,971
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,873,590
U.S. Treasury Note	1.63	2-15-2026	3,342,000	3,448,265
U.S. Treasury Note	1.63	5-15-2026	3,385,000	3,491,046
U.S. Treasury Note	1.63	9-30-2026	1,851,000	1,908,555
U.S. Treasury Note	1.63	10-31-2026	1,800,000	1,855,266
U.S. Treasury Note	1.63	11-30-2026	1,912,000	1,970,555
U.S. Treasury Note	1.63	8-15-2029	2,854,000	2,906,844
U.S. Treasury Note	1.75	11-30-2021	2,003,000	2,008,554
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,648,510
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,653,838
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,627,805
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,463,272
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.75%	5-31-2022	$ 1,819,000	$ 1,839,322
U.S. Treasury Note	1.75	6-15-2022	2,235,000	2,261,191
U.S. Treasury Note	1.75	6-30-2022	1,819,000	1,841,595
U.S. Treasury Note	1.75	7-15-2022	2,129,000	2,156,777
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,800,471
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,719,522
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,194,560
U.S. Treasury Note	1.75	6-30-2024	2,424,000	2,509,408
U.S. Treasury Note	1.75	7-31-2024	2,406,000	2,492,372
U.S. Treasury Note	1.75	12-31-2024	2,381,000	2,470,381
U.S. Treasury Note	1.75	12-31-2026	1,893,000	1,962,878
U.S. Treasury Note	1.75	11-15-2029	3,007,000	3,090,162
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,653,910
U.S. Treasury Note	1.88	1-31-2022	1,826,000	1,837,057
U.S. Treasury Note	1.88	2-28-2022	1,725,000	1,737,938
U.S. Treasury Note	1.88	3-31-2022	1,810,000	1,826,262
U.S. Treasury Note	1.88	4-30-2022	1,812,000	1,831,111
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,816,456
U.S. Treasury Note	1.88	7-31-2022	1,815,000	1,842,083
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,782,777
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,288,043
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,681,389
U.S. Treasury Note	1.88	8-31-2024	1,345,000	1,398,537
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,903,917
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,907,332
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,651,610
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,490,899
U.S. Treasury Note	2.00	12-31-2021	1,821,000	1,829,788
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,691,199
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,806,337
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,283,722
U.S. Treasury Note	2.00	11-30-2022	3,346,000	3,418,671
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,154,286
U.S. Treasury Note	2.00	4-30-2024	1,930,000	2,008,180
U.S. Treasury Note	2.00	5-31-2024	1,934,000	2,013,475
U.S. Treasury Note	2.00	6-30-2024	1,939,000	2,020,120
U.S. Treasury Note	2.00	2-15-2025	3,537,000	3,699,619
U.S. Treasury Note	2.00	8-15-2025	3,491,000	3,655,459
U.S. Treasury Note	2.00	11-15-2026	3,370,000	3,535,867
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,634,349
U.S. Treasury Note	2.13	5-15-2022	2,105,000	2,131,970
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,639,604
U.S. Treasury Note	2.13	12-31-2022	3,385,000	3,468,303
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,701,600
U.S. Treasury Note	2.13	2-29-2024	1,298,000	1,352,404
U.S. Treasury Note	2.13	3-31-2024	1,961,000	2,044,419
U.S. Treasury Note	2.13	7-31-2024	1,927,000	2,016,124
U.S. Treasury Note	2.13	9-30-2024	1,844,000	1,931,734
U.S. Treasury Note	2.13	11-30-2024	1,852,000	1,942,574
U.S. Treasury Note	2.13	5-15-2025	3,005,000	3,158,067
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,890,775
U.S. Treasury Note	2.25	4-15-2022	2,204,000	2,230,000
U.S. Treasury Note	2.25	12-31-2023	1,247,000	1,299,998
U.S. Treasury Note	2.25	1-31-2024	1,334,000	1,392,571
U.S. Treasury Note	2.25	4-30-2024	2,418,000	2,531,060
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  27

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.25%	10-31-2024	$ 1,882,000	$ 1,980,290
U.S. Treasury Note	2.25	11-15-2024	3,535,000	3,720,726
U.S. Treasury Note	2.25	12-31-2024	1,911,000	2,013,119
U.S. Treasury Note	2.25	11-15-2025	3,473,000	3,673,376
U.S. Treasury Note	2.25	3-31-2026	1,872,000	1,983,443
U.S. Treasury Note	2.25	2-15-2027	3,350,000	3,558,328
U.S. Treasury Note	2.25	8-15-2027	3,338,000	3,547,799
U.S. Treasury Note	2.25	11-15-2027	3,248,000	3,452,649
U.S. Treasury Note	2.38	3-15-2022	2,243,000	2,266,832
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,393,660
U.S. Treasury Note	2.38	2-29-2024	1,671,000	1,750,699
U.S. Treasury Note	2.38	8-15-2024	3,101,000	3,267,558
U.S. Treasury Note	2.38	4-30-2026	1,812,000	1,930,913
U.S. Treasury Note	2.38	5-15-2027	3,375,000	3,609,668
U.S. Treasury Note	2.38	5-15-2029	3,295,000	3,536,977
U.S. Treasury Note	2.50	1-15-2022	2,241,000	2,256,824
U.S. Treasury Note	2.50	2-15-2022	2,245,000	2,265,521
U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,356,751
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,773,367
U.S. Treasury Note	2.50	1-31-2024	1,876,000	1,968,921
U.S. Treasury Note	2.50	5-15-2024	3,424,000	3,608,575
U.S. Treasury Note	2.50	1-31-2025	1,936,000	2,056,924
U.S. Treasury Note	2.50	2-28-2026	1,888,000	2,020,676
U.S. Treasury Note	2.63	12-15-2021	2,277,000	2,289,021
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,440,551
U.S. Treasury Note	2.63	6-30-2023	2,304,000	2,399,940
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,526,360
U.S. Treasury Note	2.63	3-31-2025	1,884,000	2,012,200
U.S. Treasury Note	2.63	12-31-2025	1,914,000	2,055,531
U.S. Treasury Note	2.63	1-31-2026	1,869,000	2,008,737
U.S. Treasury Note	2.63	2-15-2029	3,512,000	3,829,178
U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,370,516
U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,432,010
U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,453,990
U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,515,626
U.S. Treasury Note	2.75	11-15-2023	3,078,000	3,236,469
U.S. Treasury Note	2.75	2-15-2024	2,325,000	2,455,781
U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,095,210
U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,105,313
U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,173,709
U.S. Treasury Note	2.75	2-15-2028	4,229,000	4,626,625
U.S. Treasury Note	2.88	10-15-2021	2,081,000	2,083,242
U.S. Treasury Note	2.88	11-15-2021	2,137,000	2,144,359
U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,569,350
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,441,325
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,500,072
U.S. Treasury Note	2.88	4-30-2025	1,884,000	2,030,084
U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,091,015
U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,105,377
U.S. Treasury Note	2.88	11-30-2025	1,880,000	2,037,230
U.S. Treasury Note	2.88	5-15-2028	4,397,000	4,849,582
U.S. Treasury Note	2.88	8-15-2028	4,422,000	4,884,755
U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,167,618
U.S. Treasury Note	3.00	10-31-2025	1,814,000	1,973,859
U.S. Treasury Note	3.13	11-15-2028	3,621,000	4,068,250
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	6.00%	2-15-2026	$ 445,000	$ 543,213
U.S. Treasury Note	6.25	8-15-2023	378,000	420,436
U.S. Treasury Note	6.50	11-15-2026	296,000	377,423
U.S. Treasury Note	6.63	2-15-2027	215,000	277,896
U.S. Treasury Note	6.75	8-15-2026	221,000	281,965
U.S. Treasury Note	7.13	2-15-2023	260,000	284,842
U.S. Treasury Note	7.25	8-15-2022	261,000	277,251
U.S. Treasury Note	7.50	11-15-2024	240,000	291,684
U.S. Treasury Note	7.63	11-15-2022	140,000	151,714
U.S. Treasury Note	7.63	2-15-2025	216,000	266,701
U.S. Treasury Note	8.00	11-15-2021	511,000	515,961
Total U.S. Treasury securities (Cost $611,810,989)				634,346,719

		Yield	Shares
Short-term investments: 2.24%
Investment companies: 2.24%
Securities Lending Cash Investments LLC ♠∩∞		0.02	114,180	114,180
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	37,618,632	37,618,632
Total Short-term investments (Cost $37,732,812)				37,732,812
Total investments in securities (Cost $944,863,329)	99.53%			1,680,208,480
Other assets and liabilities, net	0.47			7,992,105
Total net assets	100.00%			$1,688,200,585

†	Non-income earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  29

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common Stocks
Wells Fargo & Company	$ 3,071,582	$ 130,259	$ (753,296)	$ 119,052	$ 2,726,717	$ 5,294,314	114,077	$ 60,688
Short-term investments
Securities Lending Cash Investments LLC	727,900	13,226,701	(13,840,421)	0	0	114,180	114,180	374 #
Wells Fargo Government Money Market Fund Select Class	46,480,772	265,288,822	(274,150,962)	0	0	37,618,632	37,618,632	11,895
				$119,052	$2,726,717	$43,027,126		$72,957

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	591	12-17-2021	$131,765,046	$126,998,513	$ 0	$ (4,766,533)
10-Year U.S. Treasury Notes	194	12-21-2021	25,874,354	25,532,219	0	(342,135)
U.S. Long Term Bonds	87	12-21-2021	14,211,433	13,852,031	0	(359,402)
U.S. Ultra Bond	201	12-21-2021	39,761,120	38,403,563	0	(1,357,557)
2-Year U.S. Treasury Notes	133	12-31-2021	29,285,464	29,267,274	0	(18,190)
5-Year U.S. Treasury Notes	1,030	12-31-2021	127,251,374	126,424,454	0	(826,920)
Short
U.S. Long Term Bonds	(215)	12-21-2021	(34,600,995)	(34,232,031)	368,964	0
Ultra U.S. Treasury Bond	(130)	12-21-2021	(25,744,740)	(24,838,125)	906,615	0
					$1,275,579	$(7,670,737)
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Asset Allocation Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $111,672 of securities loaned), at value (cost $903,991,174)	$ 1,637,181,354
Investments in affiliated securites, at value (cost $40,872,155)	43,027,126
Cash	4,596
Cash at broker segregated for futures contracts	10,273,235
Receivable for dividends and interest	3,286,018
Receivable for Fund shares sold	1,177,465
Receivable for investments sold	220,091
Receivable for securities lending income, net	72
Prepaid expenses and other assets	423,243
Total assets	1,695,593,200
Liabilities
Payable for investments purchased	3,843,404
Payable for daily variation margin on open futures contracts	1,444,032
Management fee payable	811,874
Payable for Fund shares redeemed	576,691
Administration fees payable	265,315
Payable upon receipt of securities loaned	114,180
Distribution fee payable	95,996
Trustees’ fees and expenses payable	270
Accrued expenses and other liabilities	240,853
Total liabilities	7,392,615
Total net assets	$1,688,200,585
Net assets consist of
Paid-in capital	$ 889,304,677
Total distributable earnings	798,895,908
Total net assets	$1,688,200,585
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,013,262,525
Shares outstanding – Class A1	23,166,577
Net asset value per share – Class A	$43.74
Maximum offering price per share – Class A2	$46.41
Net assets – Class C	$ 150,795,312
Shares outstanding – Class C1	5,699,050
Net asset value per share – Class C	$26.46
Net assets – Administrator Class	$ 358,573,266
Shares outstanding – Administrator Class[1]	8,187,105
Net asset value per share – Administrator Class	$43.80
Net assets – Institutional Class	$ 165,569,482
Shares outstanding – Institutional Class[1]	3,781,080
Net asset value per share – Institutional Class	$43.79
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  31

Statement of operations—year ended September 30, 2021

Investment income
Dividends (net of foreign withholdings taxes of $1,302)	$ 14,593,626
Interest	10,370,390
Income from affiliated securities	77,097
Total investment income	25,041,113
Expenses
Management fee	9,722,575
Administration fees
Class A	2,079,883
Class C	317,918
Administrator Class	427,259
Institutional Class	209,179
Shareholder servicing fees
Class A	2,476,051
Class C	378,345
Administrator Class	820,778
Distribution fee
Class C	1,134,768
Custody and accounting fees	86,786
Professional fees	58,174
Registration fees	87,369
Shareholder report expenses	110,280
Trustees’ fees and expenses	19,272
Other fees and expenses	175,767
Total expenses	18,104,404
Less: Fee waivers and/or expense reimbursements
Fund-level	(294,533)
Class A	(32,540)
Class C	(15)
Administrator Class	(179,124)
Net expenses	17,598,192
Net investment income	7,442,921
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	75,521,444
Affiliated securities	119,052
Futures contracts	24,696,822
Net realized gains on investments	100,337,318
Net change in unrealized gains (losses) on
Unaffiliated securities	133,698,707
Affiliated securities	2,726,717
Futures contracts	(5,376,163)
Net change in unrealized gains (losses) on investments	131,049,261
Net realized and unrealized gains (losses) on investments	231,386,579
Net increase in net assets resulting from operations	$238,829,500
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Asset Allocation Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 7,442,921		$ 11,189,860
Net realized gains on investments		100,337,318		40,044,032
Net change in unrealized gains (losses) on investments		131,049,261		115,732,110
Net increase in net assets resulting from operations		238,829,500		166,966,002
Distributions to shareholders from
Net investment income and net realized gains
Class A		(30,498,113)		(17,758,837)
Class C		(4,333,666)		(2,008,094)
Administrator Class		(9,785,404)		(5,552,976)
Institutional Class		(5,192,389)		(3,074,796)
Total distributions to shareholders		(49,809,572)		(28,394,703)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,352,827	56,159,764	1,620,062	59,463,146
Class C	953,463	24,071,361	1,140,277	25,072,330
Administrator Class	2,969,596	124,877,966	2,246,311	82,510,100
Institutional Class	1,035,807	42,907,365	941,118	34,233,056
		248,016,456		201,278,632
Reinvestment of distributions
Class A	737,326	29,412,719	487,086	17,291,503
Class C	169,584	4,105,876	82,795	1,783,971
Administrator Class	244,129	9,743,414	155,359	5,523,135
Institutional Class	97,312	3,879,807	59,824	2,126,023
		47,141,816		26,724,632
Payment for shares redeemed
Class A	(2,251,935)	(94,497,079)	(2,527,189)	(90,588,709)
Class C	(1,550,509)	(39,295,545)	(1,850,849)	(40,492,095)
Administrator Class	(2,277,568)	(96,108,964)	(1,679,186)	(60,419,227)
Institutional Class	(953,782)	(39,922,465)	(918,575)	(32,675,213)
		(269,824,053)		(224,175,244)
Net increase in net assets resulting from capital share transactions		25,334,219		3,828,020
Total increase in net assets		214,354,147		142,399,319
Net assets
Beginning of period		1,473,846,438		1,331,447,119
End of period		$1,688,200,585		$1,473,846,438
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$38.89	$35.13	$34.63	$31.99	$29.61
Net investment income	0.19	0.30	0.33	0.27	0.25
Net realized and unrealized gains (losses) on investments	5.97	4.22	1.46	2.83	2.67
Total from investment operations	6.16	4.52	1.79	3.10	2.92
Distributions to shareholders from
Net investment income	(0.12)	(0.30)	(0.33)	(0.27)	(0.27)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)
Total distributions to shareholders	(1.31)	(0.76)	(1.29)	(0.46)	(0.54)
Net asset value, end of period	$43.74	$38.89	$35.13	$34.63	$31.99
Total return[1]	16.18%	13.08%	5.54%	9.76%	9.99%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.11%	1.08%	1.09%
Net expenses	1.08%	1.08%	1.08%	1.07%	1.09%
Net investment income	0.46%	0.83%	0.99%	0.80%	0.79%
Supplemental data
Portfolio turnover rate	11%	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$1,013,263	$907,134	$834,289	$830,487	$822,769

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.64	$21.36	$21.07	$19.45	$17.99
Net investment income (loss)	(0.08)	0.01	0.05	0.01	0.01
Net realized and unrealized gains (losses) on investments	3.63	2.57	0.88	1.73	1.62
Total from investment operations	3.55	2.58	0.93	1.74	1.63
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.06)	(0.00) [1]	(0.01)
Net realized gains	(0.72)	(0.28)	(0.58)	(0.12)	(0.16)
Total distributions to shareholders	(0.73)	(0.30)	(0.64)	(0.12)	(0.17)
Net asset value, end of period	$26.46	$23.64	$21.36	$21.07	$19.45
Total return[2]	15.31%	12.22%	4.75%	8.97%	9.14%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.85%	1.86%	1.83%	1.84%
Net expenses	1.83%	1.83%	1.83%	1.82%	1.84%
Net investment income (loss)	(0.29)%	0.08%	0.24%	0.05%	0.04%
Supplemental data
Portfolio turnover rate	11%	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$150,795	$144,828	$144,264	$153,322	$152,820

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$38.89	$35.14	$34.64	$31.99	$29.63
Net investment income	0.26	0.37	0.39	0.32	0.30
Net realized and unrealized gains (losses) on investments	5.98	4.20	1.46	2.84	2.68
Total from investment operations	6.24	4.57	1.85	3.16	2.98
Distributions to shareholders from
Net investment income	(0.14)	(0.36)	(0.39)	(0.32)	(0.35)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)
Total distributions to shareholders	(1.33)	(0.82)	(1.35)	(0.51)	(0.62)
Net asset value, end of period	$43.80	$38.89	$35.14	$34.64	$31.99
Total return	16.40%	13.26%	5.73%	9.94%	10.20%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.03%	1.00%	0.99%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.63%	1.01%	1.17%	0.97%	0.96%
Supplemental data
Portfolio turnover rate	11%	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$358,573	$281,988	$229,390	$216,611	$268,512
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$38.84	$35.09	$34.59	$31.96	$29.27
Net investment income	0.33	0.42	0.44	0.39	0.35
Net realized and unrealized gains (losses) on investments	5.97	4.21	1.46	2.81	3.03
Total from investment operations	6.30	4.63	1.90	3.20	3.38
Distributions to shareholders from
Net investment income	(0.16)	(0.42)	(0.44)	(0.38)	(0.42)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)
Total distributions to shareholders	(1.35)	(0.88)	(1.40)	(0.57)	(0.69)
Net asset value, end of period	$43.79	$38.84	$35.09	$34.59	$31.96
Total return[2]	16.57%	13.44%	5.89%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.78%	0.75%	0.74%
Net expenses	0.75%	0.75%	0.75%	0.74%	0.74%
Net investment income	0.79%	1.16%	1.32%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	11%	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$165,569	$139,896	$123,504	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  37

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 29, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

38  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Wells Fargo Index Asset Allocation Fund  |  39

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $967,960,565 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$721,702,660
Gross unrealized losses	(15,849,903)
Net unrealized gains	$705,852,757
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 30,443	$0	$ 30,443
Common stocks
Communication services	113,525,055	0	0	113,525,055
Consumer discretionary	124,436,516	0	0	124,436,516
Consumer staples	58,296,803	0	0	58,296,803
Energy	27,767,063	0	0	27,767,063
Financials	115,013,596	0	0	115,013,596
Health care	133,833,095	0	0	133,833,095
Industrials	81,089,314	0	0	81,089,314
Information technology	278,209,783	0	0	278,209,783
Materials	25,008,252	0	0	25,008,252
Real estate	26,090,276	0	0	26,090,276
Utilities	24,824,251	0	0	24,824,251
Non-agency mortgage-backed securities	0	4,502	0	4,502
U.S. Treasury securities	634,346,719	0	0	634,346,719
Short-term investments
Investment companies	37,732,812	0	0	37,732,812
	1,680,173,535	34,945	0	1,680,208,480
Futures contracts	1,275,579	0	0	1,275,579
Total assets	$1,681,449,114	$34,945	$0	$1,681,484,059
Liabilities
Futures contracts	$ 7,670,737	$ 0	$0	$ 7,670,737
Total liabilities	$ 7,670,737	$ 0	$0	$ 7,670,737
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Index Asset Allocation Fund  |  41

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Administrator Class	0.90
Institutional Class	0.75

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Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $60,364 from the sale of Class A shares and $273 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$115,478,132	$53,805,056	$11,457,000	$170,036,833
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$111,672	$(111,672)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

Wells Fargo Index Asset Allocation Fund  |  43

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $223,574,440 in long futures contracts and $33,572,833 in short futures contracts during the year ended September 30, 2021.
The fair value of derivative instruments as of September 30, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 1,275,579*	Unrealized losses on futures contracts	$ 2,904,204*
Equity risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	4,766,533*
		$1,275,579		$7,670,737
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of September 30, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2021 was as follows:
	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 25,072,480	$ (4,766,533)
Interest rate risk	(375,658)	(609,630)
	$24,696,822	$(5,376,163)
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$18,829,253	$13,174,894
Long-term capital gain	30,980,319	15,219,809
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$16,024,954	$77,018,197	$705,852,757

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Notes to financial statements
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 29, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Index Asset Allocation Fund  |  45

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

46  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 57% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $30,980,319 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $11,226,515 of income dividends paid during the fiscal year ended September 30, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2021, $1,799,865 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2021, $14,270,591 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2021, 10% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 9% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 29, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	16,897,296
Shares voted “Against”	1,127,846
Shares voted “Abstain”	2,409,640
Shares voted “Uninstructed”	538,693
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	16,822,243
Shares voted “Against”	1,169,329
Shares voted “Abstain”	2,443,210
Shares voted “Uninstructed”	538,693
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Index Asset Allocation Fund  |  47

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

48  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Asset Allocation Fund  |  49

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

50  |  Wells Fargo Index Asset Allocation Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for all periods under review except the one-year period, which was higher than its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class except for Class A, which was in range of the median net operating expense ratios of the expense Group.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except for the Administrator Class, which was lower than the sum of the average rates for the Fund’s expense Group.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this

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Board considerations (unaudited)
amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

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Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

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Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Index Asset Allocation Fund  |  59

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

60  |  Wells Fargo Index Asset Allocation Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00184 09-21
A227/AR227 09-21

Annual Report
September 30, 2021
Wells Fargo Global Investment
Grade Credit Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Global Investment Grade Credit Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Global Investment Grade Credit Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Global Investment Grade Credit Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Henrietta Pacquement, CFA®‡, Scott M. Smith, CFA®‡, Alex Temple, Jonathan Terry, CFA®‡
Average annual total returns (%) as of September 30, 2021
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net [2]
Class R6 (WGCRX)	2-28-2019	2.86	6.81	0.77	0.45
Institutional Class (WGCIX)	2-28-2019	2.81	6.76	0.82	0.50
Bloomberg Global Aggregate Credit Index Hedged (USD)[3]	–	1.46	6.19 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, allspringglobal.com..
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class R6 and and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class R6, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Bloomberg Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)
Growth of $1,000,000 investment as of September 30, 20211
[1]	The chart compares the performance of Institutional Class shares since inception with the Bloomberg Global Aggregate Credit Index Hedged (USD). The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

Wells Fargo Global Investment Grade Credit Fund  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Global Aggregate Credit Index Hedged (USD), for the 12-month period that ended September 30, 2021.
■	Performance was primarily driven by security selection.
■	Spread compression as markets recovered from the pandemic was a source of outperformance, with highly rated rate-sensitive paper lagging the rally.
■	Modest allocation to U.S. Treasuries was a detractor from performance.
The markets have continued to recover.
Credit spreads continued to tighten throughout the fourth quarter of 2020 despite initial concerns around bouts of market volatility and potential spread widening from the U.S. presidential election. In November, credit spreads tightened meaningfully as the election results became clearer and positive COVID-19 vaccine news drove prices higher. A large amount of this tightening took place in higher-beta*, longer-dated credit and in the more COVID-19-affected sectors as hopes increased of economies opening up.
Ten largest holdings (%) as of September 30, 2021[1]
Morgan Stanley, 3.13%, 7-27-2026	1.34
Bank of America Corporation, 4.13%, 1-22-2024	1.32
American International Group Incorporated, 4.75%, 4-1-2048	1.24
Citigroup Incorporated, 3.30%, 4-27-2025	1.24
GE Capital International Funding Company, 4.42%, 11-15-2035	1.18
Energy Transfer Operating Partners LP, 6.25%, 4-15-2049	1.13
Verizon Communications Incorporated, 3.40%, 3-22-2041	1.03
Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.01
Cantor Fitzgerald LP, 4.88%, 5-1-2024	0.96
Motorola Solutions Incorporated, 4.60%, 2-23-2028	0.89
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Despite wider macro volatility with fears of higher inflation and an emerging energy crisis, credit spreads in 2021 have been remarkably stable with the Bloomberg Global Aggregate Credit Index Hedged (USD) tightening by 12 basis points (bps; 100 bps equal 1.00%) over the period from December 31, 2020, to September 30, 2021, as the asset class remains underpinned by central bank activity.
Portfolio composition as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
With credit spreads isolated from wider market volatility, 2021 has been the year to earn extra yield, with the Fund's, allocation to BBB-rated bonds remaining constant over the period. The allocation to sub-investment-grade securities grew modestly over the period. The Fund has maintained its overweight exposure toward more defensive, less cyclical sectors that have a limited impact from the COVID-19-related downturn, including telecommunication/ media and technology, where we expect strong balance sheets to be supportive and earnings results to bounce back quicker than other sectors. The Fund’s allocation to automobiles increased from 0.5% in March 2020 to 2.06% in September 2021, as the sector has benefited from the reopening of economies and increased demand for vehicles as commuters favor cars over public transport. The sector has also seen a debut of green bonds from Daimler AG** and Volkswagen AG**, with the proceeds used to finance the development and manufacture of electric vehicles. The Fund’s allocation to real estate investment trusts and real estate increased from 3.9% in September 2020 to 5.4% in September 2021, as

*	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. [Beta is based on historical performance and does not represent future results.]
**	This security was no longer held at the end of the reporting period.

8  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)
residential property continues to perform well and recent new issuance has offered value.
Record volumes of issuance provide an opportunity for alpha*.
The success of the COVID-19 vaccine tests and the market-friendly outcome in the U.S. election led to a rally in the sectors that would benefit most from the reopening of global economies. This was one of the main drivers of outperformance from an industry perspective, with airline paper as well as bonds issued by mall operators seeing their spreads revert back to pre-pandemic levels. The return to normalcy manifested itself in broad spread compression as investors rush back into higher-yield parts of the market, namely BBB-rated and BB-rated bonds. The Fund benefited from being overweight both rating cohorts. The Fund also benefited from being underweight the long end of the credit curve.
Credit quality as of September 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
The Fund had a small allocation to U.S. Treasuries, which underperformed as spreads tightened and risk-free yields moved higher following the U.S. election as the incoming administration supported further economic stimulus and reflationary policies. Other underperformers included high-quality issuers such as U.S. grocer Walmart Incorporated** and American multinational technology company Apple Incorporated**, both rated AA and more sensitive to moves in interest rates.

*	Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its benchmark, given its level of risk (as measured by beta). [Alpha is based on historical performance and does not represent future results.]
**	This security was no longer held at the end of the reporting period.

Wells Fargo Global Investment Grade Credit Fund  |  9

Performance highlights (unaudited)
Ongoing economic weakness could lead to looser monetary policy.
Looking ahead, we expect a strengthening macroeconomic backdrop, the COVID-19 vaccine rollout, and strong supply/demand technicals to remain supportive of the global investment-grade credit market. We expect credit spreads to remain range-bound as the market remains tight and supported by strong technicals. Front-end debt tenders continue to be supportive.
Global economic growth should continue to gradually improve, as many indicators have made material developments. Additionally, we expect labor market conditions to continue to improve in this environment. The rollout of vaccines in Europe and a third COVID-19 wave have delayed the economic recovery, but there are gradual signs of improvement.
Effective maturity distribution as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
With a more hawkish sentiment and stabilizing economic conditions, we expect the U.S. Federal Reserve to modestly tighten policy measures in the near term. We expect it to do so through tapering asset purchases, as policy rate changes remain unlikely in the near term. Markets currently imply that the Bank of England is likely to raise the base rate as soon as November 2021. The European Central Bank remains an outlier, and we expect it to announce a new purchase program to replace the Pandemic Emergency Purchase Programme, which is scheduled to come to an end in March 2022.

10  |  Wells Fargo Global Investment Grade Credit Fund

This security was no longer held at the end of the reporting period.
This security was no longer held at the end of the reporting period.

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,023.99	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%
Institutional Class
Actual	$1,000.00	$1,023.73	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Global Investment Grade Credit Fund  |  11

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 2.02%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$237,597	$ 241,992
British Airways Series 2019-1 Class AA Pass-Through Trust 144A	3.30	6-15-2034	395,519	400,862
Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	260,000	274,414
Total Asset-backed securities (Cost $892,276)				917,268
Corporate bonds and notes: 51.73%
Communication services: 6.23%
Diversified telecommunication services: 4.74%
AT&T Incorporated	3.65	6-1-2051	300,000	305,696
AT&T Incorporated	4.25	3-1-2027	330,000	373,810
T-Mobile USA Incorporated	2.55	2-15-2031	40,000	40,143
T-Mobile USA Incorporated	3.30	2-15-2051	155,000	149,864
T-Mobile USA Incorporated	3.75	4-15-2027	145,000	159,745
Verizon Communications Incorporated	2.88	1-15-2038	200,000	282,380
Verizon Communications Incorporated	3.40	3-22-2041	445,000	464,732
Verizon Communications Incorporated	4.13	8-15-2046	325,000	372,984
				2,149,354
Entertainment: 0.12%
The Walt Disney Company	3.60	1-13-2051	50,000	55,696
Media: 1.37%
Charter Communications Operating LLC	2.80	4-1-2031	90,000	90,203
Charter Communications Operating LLC	4.20	3-15-2028	180,000	201,040
Charter Communications Operating LLC	4.91	7-23-2025	55,000	61,854
Comcast Corporation	3.40	4-1-2030	100,000	110,134
ViacomCBS Incorporated	4.95	1-15-2031	130,000	155,305
				618,536
Consumer discretionary: 3.85%
Automobiles: 1.21%
Ford Motor Company	9.00	4-22-2025	110,000	132,278
General Motors Company	6.13	10-1-2025	185,000	216,763
Stellantis Finance US Incorporated 144A	2.69	9-15-2031	200,000	198,059
				547,100
Hotels, restaurants & leisure: 1.71%
Hyatt Hotels Corporation %%	1.80	10-1-2024	315,000	315,668
Las Vegas Sands Corporation	3.50	8-18-2026	150,000	153,217
Las Vegas Sands Corporation	3.90	8-8-2029	130,000	132,511
McDonald's Corporation	1.45	9-1-2025	130,000	131,933
McDonald's Corporation	4.20	4-1-2050	35,000	41,725
				775,054
Internet & direct marketing retail: 0.28%
Booking Holdings Incorporated	1.80	3-3-2027	100,000	125,377
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Specialty retail: 0.41%
Home Depot Incorporated	2.70%	4-15-2030	$40,000	$ 42,323
TJX Companies Incorporated	1.60	5-15-2031	150,000	144,521
				186,844
Textiles, apparel & luxury goods: 0.24%
Ralph Lauren Corporation	2.95	6-15-2030	105,000	110,857
Consumer staples: 2.76%
Beverages: 1.85%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	290,000	318,078
Coca-Cola Company	0.13	3-15-2029	200,000	228,117
Keurig Dr Pepper Incorporated	4.60	5-25-2028	250,000	290,232
				836,427
Food products: 0.32%
Smithfield Foods Incorporated 144A	3.00	10-15-2030	145,000	145,949
Tobacco: 0.59%
BAT Capital Corporation	4.54	8-15-2047	260,000	269,349
Energy: 5.08%
Oil, gas & consumable fuels: 5.08%
Energy Transfer Operating Partners LP	3.75	5-15-2030	160,000	172,890
Energy Transfer Operating Partners LP	6.25	4-15-2049	390,000	512,464
Exxon Mobil Corporation	2.61	10-15-2030	260,000	272,174
Kinder Morgan Energy Partners LP	5.40	9-1-2044	200,000	248,130
Marathon Petroleum Corporation	3.80	4-1-2028	220,000	241,102
MPLX LP	4.00	3-15-2028	315,000	347,850
Sabine Pass Liquefaction LLC	4.50	5-15-2030	110,000	126,787
Sabine Pass Liquefaction LLC	5.75	5-15-2024	345,000	384,230
				2,305,627
Financials: 16.44%
Banks: 4.53%
Bank of America Corporation	4.13	1-22-2024	555,000	599,946
Citigroup Incorporated (U.S. SOFR +1.17%) ±	2.56	5-1-2032	170,000	171,672
Citigroup Incorporated	3.30	4-27-2025	520,000	560,470
JPMorgan Chase & Company (U.S. SOFR +1.25%) ±	2.58	4-22-2032	150,000	152,080
JPMorgan Chase & Company (U.S. SOFR +2.52%) ±	2.96	5-13-2031	145,000	150,852
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	145,000	159,776
Santander Holdings USA Incorporated	4.40	7-13-2027	230,000	258,405
				2,053,201
Capital markets: 6.79%
Belrose Funding Trust 144A	2.33	8-15-2030	185,000	182,491
Blackrock Incorporated	1.90	1-28-2031	35,000	34,984
BP Capital Markets America Incorporated	2.94	6-4-2051	345,000	326,196
Cantor Fitzgerald LP 144A	4.88	5-1-2024	400,000	436,103
Goldman Sachs Group Incorporated	3.63	1-22-2023	440,000	458,589
Intercontinental Exchange Incorporated	3.00	6-15-2050	140,000	138,402
Intercontinental Exchange Incorporated	3.75	12-1-2025	130,000	142,778
Morgan Stanley	3.13	7-27-2026	565,000	608,098
Morgan Stanley	3.70	10-23-2024	310,000	336,261
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  13

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Raymond James Financial Services Incorporated	4.65%	4-1-2030	$90,000	$ 106,850
S&P Global Incorporated	1.25	8-15-2030	100,000	94,119
S&P Global Incorporated	2.30	8-15-2060	90,000	76,547
State Street Corporation	2.40	1-24-2030	130,000	134,884
				3,076,302
Consumer finance: 3.21%
American Express Credit Corporation	3.30	5-3-2027	280,000	310,498
Aviation Capital Group Corporation 144A	2.88	1-20-2022	260,000	261,356
Aviation Capital Group Corporation 144A	5.50	12-15-2024	305,000	341,832
Ford Motor Credit Company LLC	3.40	1-15-2026	155,000	161,957
Hyundai Capital America Corporation 144A	1.80	10-15-2025	295,000	297,895
Hyundai Capital America Corporation 144A	1.80	1-10-2028	85,000	83,196
				1,456,734
Insurance: 1.91%
American International Group Incorporated	4.75	4-1-2048	440,000	561,219
Berkshire Hathaway Incorporated	2.38	6-19-2039	100,000	140,698
Brighthouse Financial Incorporated	4.70	6-22-2047	99,000	111,947
Unum Group	4.50	12-15-2049	50,000	53,532
				867,396
Health care: 3.34%
Biotechnology: 0.94%
AbbVie Incorporated	2.60	11-21-2024	240,000	252,295
AbbVie Incorporated	4.25	11-21-2049	145,000	171,746
				424,041
Health care providers & services: 1.52%
Anthem Incorporated	2.25	5-15-2030	20,000	20,069
Centene Corporation	2.45	7-15-2028	210,000	211,050
CVS Health Corporation	4.25	4-1-2050	110,000	129,529
CVS Health Corporation	4.30	3-25-2028	27,000	30,798
Magellan Health Incorporated	4.90	9-22-2024	155,000	170,306
UnitedHealth Group Incorporated	2.90	5-15-2050	125,000	125,337
				687,089
Life sciences tools & services: 0.52%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	236,801
Pharmaceuticals: 0.36%
Bristol-Myers Squibb Company	2.55	11-13-2050	175,000	164,317
Industrials: 2.68%
Aerospace & defense: 0.68%
United Technologies Corporation	4.13	11-16-2028	270,000	307,310
Airlines: 0.53%
US Airways Group Incorporated	4.63	12-3-2026	238,669	239,147
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Professional services: 0.74%
Equifax Incorporated	3.10%	5-15-2030	$175,000	$ 185,022
Equifax Incorporated	2.35	9-15-2031	155,000	152,588
				337,610
Road & rail: 0.73%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	240,000	255,681
Union Pacific Corporation	2.40	2-5-2030	75,000	77,037
				332,718
Information technology: 6.60%
Communications equipment: 0.89%
Motorola Solutions Incorporated	4.60	2-23-2028	350,000	403,219
Electronic equipment, instruments & components: 0.36%
Jabil Incorporated	3.60	1-15-2030	150,000	162,601
IT services: 1.59%
Computershare US Incorporated %%	1.13	10-7-2031	200,000	229,527
Fiserv Incorporated	2.65	6-1-2030	45,000	46,046
Fiserv Incorporated	3.50	7-1-2029	140,000	152,452
Western Union Company	4.25	6-9-2023	275,000	290,580
				718,605
Semiconductors & semiconductor equipment: 2.07%
Intel Corporation	2.80	8-12-2041	265,000	264,179
Marvell Technology Group Limited 144A	4.88	6-22-2028	80,000	92,407
Microchip Technology Incorporated	2.67	9-1-2023	230,000	238,462
Qualcomm Incorporated	3.25	5-20-2027	315,000	345,524
				940,572
Software: 0.93%
Oracle Corporation	2.88	3-25-2031	355,000	365,294
Oracle Corporation	3.60	4-1-2050	55,000	55,066
				420,360
Technology hardware, storage & peripherals: 0.76%
Dell International LLC / EMC Corporation	5.45	6-15-2023	170,000	182,330
Dell International LLC / EMC Corporation	6.20	7-15-2030	95,000	121,531
NetApp Incorporated	2.70	6-22-2030	40,000	41,106
				344,967
Materials: 0.54%
Chemicals: 0.54%
Westlake Chemical Corporation	1.63	7-17-2029	200,000	244,755
Real estate: 2.20%
Equity REITs: 1.63%
Equinix Incorporated	2.15	7-15-2030	275,000	269,689
Sabra Health Care LP / Sabra Capital Corporation	3.20	12-1-2031	110,000	107,759
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024	105,000	115,624
Simon Property Group LP	1.75	2-1-2028	60,000	59,550
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  15

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Equity REITs (continued)
VEREIT Operating Partnership LP	2.85%	12-15-2032		$130,000	$ 135,052
Vornado Realty LP	3.40	6-1-2031		50,000	51,740
					739,414
Real estate management & development: 0.57%
Simon Property Group LP	3.25	9-13-2049		255,000	257,506
Utilities: 2.01%
Electric utilities: 2.01%
Duke Energy Florida LLC	1.75	6-15-2030		90,000	87,271
Nevada Power Company	2.40	5-1-2030		125,000	126,750
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		145,000	156,439
Oglethorpe Power Corporation	3.75	8-1-2050		125,000	132,842
Pacificorp	3.50	6-15-2029		295,000	325,078
Union Electric Company	2.95	3-15-2030		80,000	85,131
					913,511
Total Corporate bonds and notes (Cost $22,010,652)					23,454,346
Foreign corporate bonds and notes: 27.47%
Communication services: 0.59%
Diversified telecommunication services: 0.31%
Deutsche Telekom International Finance BV	2.25	4-13-2029	GBP	100,000	139,342
Wireless telecommunication services: 0.28%
Tele2 AB	2.13	5-15-2028	EUR	100,000	127,216
Consumer discretionary: 0.55%
Automobiles: 0.26%
Renault SA	2.38	5-25-2026	EUR	100,000	116,993
Textiles, apparel & luxury goods: 0.29%
Burberry Group plc	1.13	9-21-2025	GBP	100,000	133,468
Consumer staples: 1.29%
Beverages: 0.27%
Coca-Cola European Partners plc	1.50	11-8-2027	EUR	100,000	123,847
Food & staples retailing: 0.53%
Tesco Corporate Treasury Services plc	0.88	5-29-2026	EUR	200,000	238,043
Household products: 0.49%
Essity AB	0.25	2-8-2031	EUR	200,000	223,086
Energy: 1.80%
Oil, gas & consumable fuels: 1.80%
BP Capital Markets plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.88%) ʊ±	3.25	3-22-2026	EUR	100,000	123,612
BP Capital Markets plc (U.S. Treasury 3 Month Bill +4.17%) ʊ±	4.25	3-22-2027	GBP	100,000	143,120
National Grid Gas plc	1.13	1-14-2033	GBP	200,000	240,781
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Oil, gas & consumable fuels (continued)
Shell International Finance BV	1.00%	12-10-2030	GBP	150,000	$ 188,739
TotalEnergies SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.71	12-29-2049	EUR	100,000	119,612
					815,864
Financials: 11.87%
Banks: 7.89%
ABN Amro Bank NV	0.50	9-23-2029	EUR	300,000	344,384
Australia and New Zealand Banking Group (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.12%) ±	0.67	5-5-2031	EUR	100,000	115,603
Banco BPM SpA	2.50	6-21-2024	EUR	100,000	122,212
Banco de Sabadell SA	1.13	3-27-2025	EUR	100,000	117,841
Bankia SA	1.13	11-12-2026	EUR	100,000	119,696
Bankinter SA	0.63	10-6-2027	EUR	100,000	116,524
Barclays plc (GBP Swap (vs. SONIA) 1 Year +1.60%) ±	2.38	10-6-2023	GBP	100,000	136,887
Bawag Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.30%) ±	2.38	3-26-2029	EUR	100,000	120,733
Belfius Bank SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.30%) ±%%	1.00	4-6-2034	EUR	200,000	230,859
BNP Paribas	1.25	3-19-2025	EUR	200,000	241,389
Credit Agricole Assurances	2.00	7-17-2030	EUR	200,000	242,507
Hamburg Commercial Bank (3 Month EURIBOR +0.90%) ±	0.50	9-22-2026	EUR	100,000	116,139
Jyske Bank AS (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.90%) ±	2.25	4-5-2029	EUR	150,000	181,167
Landsbankinn HF	1.38	3-14-2022	EUR	100,000	116,571
Lloyds Banking Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.85%) ±	0.50	11-12-2025	EUR	100,000	117,469
Lloyds Banking Group plc	2.25	10-16-2024	GBP	100,000	139,199
Mizuho Financial Group	0.80	4-15-2030	EUR	100,000	117,245
Natwest Group plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.49%) ±	2.88	9-19-2026	GBP	100,000	141,666
NIBC Bank NV	2.00	4-9-2024	EUR	100,000	121,339
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am +3.15%) ±	2.88	6-18-2032	EUR	100,000	126,422
Toronto Dominion Bank	3.23	7-24-2024	CAD	300,000	251,030
Unicredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.80%) ±	2.73	1-15-2032	EUR	200,000	240,566
					3,577,448
Capital markets: 1.37%
Cellnex Finance Company SA	2.00	2-15-2033	EUR	100,000	113,124
Credit Suisse Group AG (UK Gilts 1 Year +2.23%) ±	2.25	6-9-2028	GBP	200,000	273,513
UBS Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.55%) ±	0.25	1-29-2026	EUR	200,000	233,032
					619,669
Consumer finance: 0.67%
PSA Banque France	0.63	6-21-2024	EUR	100,000	117,752
Transurban Finance Company	1.75	3-29-2028	EUR	150,000	186,867
					304,619
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  17

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Diversified financial services: 0.26%
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.70%) ±	0.38%	9-21-2027	EUR	100,000	$ 115,806
Insurance: 1.68%
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) ±	1.88	10-4-2049	EUR	200,000	238,741
Munich Re Group (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	GBP	100,000	139,758
Sampo Oyj	1.63	2-21-2028	EUR	100,000	126,085
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	100,000	131,913
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	100,000	127,198
					763,695
Health care: 2.83%
Biotechnology: 0.42%
GlaxoSmithKline Capital Incorporated	1.63	5-12-2035	GBP	150,000	191,718
Health care equipment & supplies: 0.96%
Molnlycke Holding AB	0.63	1-15-2031	EUR	200,000	225,114
Motability Operations Group plc	2.38	7-3-2039	GBP	150,000	208,966
					434,080
Health care providers & services: 0.40%
Fresenius Medical Care AG & Company	1.50	5-29-2030	EUR	150,000	183,707
Pharmaceuticals: 1.05%
Bayer AG (EURIBOR ICE Swap Rate 11:00am +2.65%) ±	2.38	11-12-2079	EUR	100,000	116,559
Bayer AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.11%) ±	3.13	11-12-2079	EUR	100,000	120,036
Merck KGaA (EURIBOR ICE Swap Rate 11:00am +1.95%) ±	1.63	6-25-2079	EUR	100,000	119,336
Phoenix PIB Dutch Finance BV	2.38	8-5-2025	EUR	100,000	119,484
					475,415
Industrials: 1.07%
Aerospace & defense: 0.56%
MTU Aero Engines AG	3.00	7-1-2025	EUR	200,000	252,168
Commercial services & supplies: 0.51%
Rentokil Initial plc	0.50	10-14-2028	EUR	200,000	232,701
Materials: 1.58%
Chemicals: 1.09%
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.57%) ʊ±	1.50	10-21-2025	EUR	100,000	117,138
Sika Capital BV	1.50	4-29-2031	EUR	100,000	126,086
Solvay SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.92%) ʊ±	4.25	12-4-2023	EUR	100,000	123,529
Syngenta Finance NV	3.38	4-16-2026	EUR	100,000	127,159
					493,912
Construction materials: 0.49%
Holcim Finance (Luxembourg) SA	0.50	4-23-2031	EUR	200,000	224,399
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Real estate: 2.59%
Equity REITs: 1.05%
Castellum Helsinki	0.88%	9-17-2029	EUR	100,000	$ 114,414
Inmobiliaria Colonial SA	0.75	6-22-2029	EUR	200,000	231,842
Tritax Big Box REIT plc	1.50	11-27-2033	GBP	100,000	127,976
					474,232
Real estate management & development: 1.54%
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.48%) ±	2.25	5-17-2081	EUR	100,000	116,744
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	100,000	122,067
Grand City Properties SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.18%) ʊ±	1.50	3-11-2026	EUR	100,000	113,954
Heimstaden Bostad AB	1.13	1-21-2026	EUR	100,000	119,101
LEG Immobilien SE	0.75	6-30-2031	EUR	100,000	115,358
Vonovia SE	0.75	9-1-2032	EUR	100,000	112,727
					699,951
Utilities: 3.30%
Electric utilities: 2.29%
Electricite de France SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.86%) ʊ±	2.63	12-1-2027	EUR	200,000	235,113
Electricite de France SA	5.50	10-17-2041	GBP	100,000	192,913
Enel Finance International NV	0.38	6-17-2027	EUR	100,000	116,751
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	100,000	122,060
Iberdrola International BV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.32%) ʊ±	1.87	1-28-2026	EUR	200,000	237,538
Reseau de Transport d'Electricite	1.88	10-23-2037	EUR	100,000	131,629
					1,036,004
Gas utilities: 0.50%
APT Pipelines Limited	2.00	7-15-2030	EUR	180,000	224,687
Water utilities: 0.51%
FCC Aqualia SA	1.41	6-8-2022	EUR	200,000	233,070
Total Foreign corporate bonds and notes (Cost $11,926,984)					12,455,140
Municipal obligations: 0.42%
New Jersey: 0.42%
Transportation revenue: 0.42%
New Jersey State Transportation Trust Fund Authority Transportation System Refunding Bond Series B	4.13	6-15-2042		$165,000	187,674
Total Municipal obligations (Cost $165,000)					187,674
U.S. Treasury securities: 1.56%
U.S. Treasury Bond	1.63	11-15-2050		105,000	94,332
U.S. Treasury Note	0.75	8-31-2026		330,000	326,468
U.S. Treasury Note	1.25	8-15-2031		100,000	97,578
U.S. Treasury Note	2.38	5-15-2051		175,000	186,758
Total U.S. Treasury securities (Cost $709,334)					705,136
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  19

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 13.77%
Communication services: 1.84%
Media: 0.40%
WPP Finance Limited 2010	3.75%	9-19-2024	$165,000	$ 179,038
Wireless telecommunication services: 1.44%
Telefonica Emisiones SAU	4.10	3-8-2027	250,000	280,871
Vodafone Group plc	4.38	5-30-2028	325,000	373,257
				654,128
Consumer discretionary: 1.07%
Automobiles: 0.61%
Nissan Motor Company 144A	3.52	9-17-2025	260,000	276,422
Internet & direct marketing retail: 0.46%
Prosus NV 144A	3.83	2-8-2051	230,000	209,353
Consumer staples: 0.82%
Household products: 0.82%
Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	355,000	372,676
Energy: 0.55%
Oil, gas & consumable fuels: 0.55%
Equinor ASA	2.38	5-22-2030	30,000	30,860
Saudi Arabian Oil Company 144A	4.38	4-16-2049	75,000	85,156
Siemens Financieringsmaatschappij NV 144A	2.35	10-15-2026	130,000	135,786
				251,802
Financials: 8.00%
Banks: 5.05%
Banco Santander SA	3.49	5-28-2030	200,000	215,179
Credit Suisse New York	3.63	9-9-2024	330,000	355,682
HSBC Holdings plc (U.S. SOFR +2.39%) ±	2.85	6-4-2031	200,000	205,106
HSBC Holdings plc	4.30	3-8-2026	230,000	256,073
National Australia Bank 144A	2.33	8-21-2030	260,000	251,341
Natwest Group plc	3.88	9-12-2023	290,000	307,470
Sumitomo Mitsui Financial Group	2.13	7-8-2030	200,000	197,086
Sumitomo Mitsui Financial Group	3.10	1-17-2023	220,000	227,662
Westpac Banking Corporation (5 Year Treasury Constant Maturity +1.35%) ±	2.89	2-4-2030	70,000	72,480
Westpac Banking Corporation	3.65	5-15-2023	190,000	200,223
				2,288,302
Capital markets: 0.33%
Macquarie Group Limited (3 Month LIBOR +1.02%) 144A±	3.19	11-28-2023	145,000	149,298
Consumer finance: 0.75%
Avolon Holdings Limited 144A	4.38	5-1-2026	315,000	340,076
Diversified financial services: 1.18%
GE Capital International Funding Company	4.42	11-15-2035	445,000	534,023
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Insurance: 0.69%
Athene Holding Limited	3.50%	1-15-2031	$295,000	$ 315,856
Information technology: 0.81%
Semiconductors & semiconductor equipment: 0.81%
NXP BV 144A	3.40	5-1-2030	85,000	92,264
NXP BV 144A	3.88	6-18-2026	250,000	275,432
				367,696
Real estate: 0.68%
Equity REITs: 0.68%
Scentre Group Trust 2 Company (5 Year Treasury Constant Maturity +4.69%) 144A±	5.13	9-24-2080	285,000	306,290
Total Yankee corporate bonds and notes (Cost $5,886,174)				6,244,960

		Yield	Shares
Short-term investments: 3.56%
Investment companies: 3.56%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	1,613,662	1,613,662
Total Short-term investments (Cost $1,613,662)				1,613,662
Total investments in securities (Cost $43,204,082)	100.53%			45,578,186
Other assets and liabilities, net	(0.53)			(238,952)
Total net assets	100.00%			$45,339,234

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
CAD	Canadian dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  21

Portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$1,157,095	$17,970,983	$(17,514,416)	$0	$0	$1,613,662	1,613,662	$275
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
10,858,357 USD	9,250,000 EUR	State Street Bank & Trust Company	10-27-2021	$ 139,021	$ 0
2,673,928 USD	1,960,000 GBP	State Street Bank & Trust Company	10-27-2021	32,950	0
175,981 USD	150,000 EUR	State Street Bank & Trust Company	10-27-2021	2,154	0
51,368 EUR	60,000 USD	State Street Bank & Trust Company	10-27-2021	0	(472)
29,295 GBP	40,000 USD	State Street Bank & Trust Company	10-27-2021	0	(527)
249,959 USD	320,000 CAD	State Street Bank & Trust Company	10-27-2021	0	(2,677)
				$174,125	$(3,676)
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Investment Grade Credit Fund

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $41,590,420)	$ 43,964,524
Investments in affiliated securites, at value (cost $1,613,662)	1,613,662
Foreign currency, at value (cost $50,271)	49,737
Receivable for interest	375,714
Unrealized gains on forward foreign currency contracts	174,125
Total assets	46,177,762
Liabilities
Payable for when-issued transactions	775,532
Management fee payable	5,176
Unrealized losses on forward foreign currency contracts	3,676
Administration fees payable	1,120
Trustees’ fees and expenses payable	908
Accrued expenses and other liabilities	52,116
Total liabilities	838,528
Total net assets	$45,339,234
Net assets consist of
Paid-in capital	$ 41,726,598
Total distributable earnings	3,612,636
Total net assets	$45,339,234
Computation of net asset value per share
Net assets – Class R6	$ 45,312,574
Shares outstanding – Class R6[1]	4,249,042
Net asset value per share – Class R6	$10.66
Net assets – Institutional Class	$ 26,660
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$10.66
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  23

Statement of operations—year ended September 30, 2021

Investment income
Interest	$ 1,671,350
Income from affiliated securities	275
Total investment income	1,671,625
Expenses
Management fee	250,191
Administration fees
Class R6	18,756
Institutional Class	22
Custody and accounting fees	28,428
Professional fees	48,412
Registration fees	36,754
Shareholder report expenses	19,410
Trustees’ fees and expenses	19,272
Other fees and expenses	5,425
Total expenses	426,670
Less: Fee waivers and/or expense reimbursements
Fund-level	(145,192)
Net expenses	281,478
Net investment income	1,390,147
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,748,274
Forward foreign currency contracts	(188,425)
Futures contracts	(27,504)
Net realized gains on investments	2,532,345
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,104,664)
Forward foreign currency contracts	(25,582)
Futures contracts	(1,930)
Net change in unrealized gains (losses) on investments	(2,132,176)
Net realized and unrealized gains (losses) on investments	400,169
Net increase in net assets resulting from operations	$ 1,790,316
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Investment Grade Credit Fund

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 1,390,147		$ 1,660,408
Net realized gains on investments		2,532,345		553,022
Net change in unrealized gains (losses) on investments		(2,132,176)		1,862,765
Net increase in net assets resulting from operations		1,790,316		4,076,195
Distributions to shareholders from
Net investment income and net realized gains
Class R6		(3,431,984)		(3,157,773)
Institutional Class		(1,386)		(1,164)
Total distributions to shareholders		(3,433,370)		(3,158,937)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	1,105,335	12,046,379	2,217,342	23,933,431
Reinvestment of distributions
Class R6	217,161	2,350,779	197,523	2,091,911
Payment for shares redeemed
Class R6	(4,117,900)	(44,289,615)	(4,376,341)	(46,930,121)
Net decrease in net assets resulting from capital share transactions		(29,892,457)		(20,904,779)
Total decrease in net assets		(31,535,511)		(19,987,521)
Net assets
Beginning of period		76,874,745		96,862,266
End of period		$ 45,339,234		$ 76,874,745
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$10.91	$10.75	$10.00
Net investment income	0.24 [2]	0.24 [2]	0.13
Net realized and unrealized gains (losses) on investments	0.07	0.39	0.73
Total from investment operations	0.31	0.63	0.86
Distributions to shareholders from
Net investment income	(0.31)	(0.34)	(0.11)
Net realized gains	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.56)	(0.47)	(0.11)
Net asset value, end of period	$10.66	$10.91	$10.75
Total return[3]	2.86%	6.10%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.77%	0.86%
Net expenses	0.45%	0.45%	0.45%
Net investment income	2.22%	2.29%	2.34%
Supplemental data
Portfolio turnover rate	28%	79%	36%
Net assets, end of period (000s omitted)	$45,313	$76,847	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Global Investment Grade Credit Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019 [1]
Net asset value, beginning of period	$10.91	$10.75	$10.00
Net investment income	0.23	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.07	0.38	0.72
Total from investment operations	0.30	0.62	0.86
Distributions to shareholders from
Net investment income	(0.30)	(0.33)	(0.11)
Net realized gains	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.55)	(0.46)	(0.11)
Net asset value, end of period	$10.66	$10.91	$10.75
Total return[2]	2.81%	6.04%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.83%	0.97%
Net expenses	0.50%	0.50%	0.50%
Net investment income	2.18%	2.24%	2.34%
Supplemental data
Portfolio turnover rate	28%	79%	36%
Net assets, end of period (000s omitted)	$27	$27	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the

28  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements
authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates and is subject to interest rate risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

Wells Fargo Global Investment Grade Credit Fund  |  29

Notes to financial statements
and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $43,675,012 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,423,185
Gross unrealized losses	(349,562)
Net unrealized gains	$2,073,623
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to equalization payments. At September 30, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$117,008	$(117,008)
Class allocations
The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

30  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 917,268	$0	$ 917,268
Corporate bonds and notes	0	23,454,346	0	23,454,346
Foreign corporate bonds and notes	0	12,455,140	0	12,455,140
Municipal obligations	0	187,674	0	187,674
U.S. Treasury securities	705,136	0	0	705,136
Yankee corporate bonds and notes	0	6,244,960	0	6,244,960
Short-term investments
Investment companies	1,613,662	0	0	1,613,662
	2,318,798	43,259,388	0	45,578,186
Forward foreign currency contracts	0	174,125	0	174,125
Total assets	$2,318,798	$43,433,513	$0	$45,752,311
Liabilities
Forward foreign currency contracts	$ 0	$ 3,676	$0	$ 3,676
Total liabilities	$ 0	$ 3,676	$0	$ 3,676
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the

Wells Fargo Global Investment Grade Credit Fund  |  31

Notes to financial statements
Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, each an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, are subadvisers to the Fund and are each entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class R6	0.03%
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class R6	0.45%
Institutional Class	0.50
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

32  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,555,648	$14,495,395	$2,552,741	$45,060,396
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $740,409 in long futures contracts during the year ended September 30, 2021.
During the year ended September 30, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $680,987 in forward foreign currency contracts to buy and $21,062,213 in forward foreign currency contracts to sell during the year ended September 30, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Company	$174,125	$(3,676)	$0	$170,449

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street Bank & Trust Company	$3,676	$(3,676)	$0	$0
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Global Investment Grade Credit Fund  |  33

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year ended September 30
	2021	2020
Ordinary income	$2,753,989	$3,158,937
Long-term gain	679,381	0
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$198,100	$1,341,447	$2,073,089
9. CONCENTRATION RISK
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of September 30, 2021, Allspring Funds Management was the sole shareholder of the Institutional Class. Certain Wells Fargo Funds and affiliates were the only shareholders of Class R6.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

34  |  Wells Fargo Global Investment Grade Credit Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Investment Grade Credit Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from February 28, 2019 (commencement of operations) to September 30, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from February 28, 2019 to September 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

Wells Fargo Global Investment Grade Credit Fund  |  35

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $796,389 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2021. Long-term capital gains in the amount of $117,008 were distributed in connection with Fund share redemptions.
For the fiscal year ended September 30, 2021, $1,600,839 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2021, $935,566 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 49% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	6,461,747
Shares voted “Against	0
Shares voted “Abstain”	0
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	6,461,747
Shares voted “Against”	0
Shares voted “Abstain”	0
Proposal 3 – To consider and approve a new investment subadvisory agreement with Wells Fargo Asset Management (International), Limited***.
Shares voted “For”	6,461,747
Shares voted “Against”	0
Shares voted “Abstain”	0
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
***Effective November 1, 2021, known as Allspring Global Investments (UK) Limited.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Global Investment Grade Credit Fund  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Wells Fargo Global Investment Grade Credit Fund  |  39

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Investment Grade Credit Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited (collectively, the “Sub-Advisers”), both affiliates of Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Advisers, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with each Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and

40  |  Wells Fargo Global Investment Grade Credit Fund

Board considerations (unaudited)
the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund for the one-year period ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the Fund had recently commenced operations and that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for the one-year period ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), for the one-year period ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

42  |  Wells Fargo Global Investment Grade Credit Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Alternative Risk Premia Fund
Wells Fargo Global Investment Grade Credit Fund
Wells Fargo Low Volatility U.S. Equity Fund
Wells Fargo Municipal Sustainability Fund
Wells Fargo Special International Small Cap Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Wells Fargo Alternative Risk Premia Fund and Wells Fargo Global Investment Grade Credit Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:

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Board considerations (unaudited)
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s

44  |  Wells Fargo Global Investment Grade Credit Fund

Board considerations (unaudited)
role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Fund will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).

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Board considerations (unaudited)
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

46  |  Wells Fargo Global Investment Grade Credit Fund

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

48  |  Wells Fargo Global Investment Grade Credit Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00191 09-21
A294/AR294 09-21

Annual Report
September 30, 2021
Wells Fargo Income Plus Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Income Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Income Plus Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Income Plus Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo Income Plus Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo Income Plus Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo Income Plus Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Kauffman, CFA®‡, Janet Rilling, CFA®‡, Michael Schueller, CFA®‡, Michal Stanczyk†, Noah Wise, CFA®‡
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WSIAX)	1-31-2013	3.87	4.13	2.60	8.18	5.00	3.09	1.10	0.92
Class C (WSICX)	1-31-2013	6.36	4.36	2.40	7.36	4.36	2.40	1.85	1.67
Administrator Class (WSIDX)	1-31-2013	–	–	–	8.31	5.09	3.22	1.04	0.77
Institutional Class (WSINX)	1-31-2013	–	–	–	8.43	5.33	3.40	0.77	0.62
Bloomberg U.S. Aggregate Bond Index[3]	–	–	–	–	-0.90	2.94	2.94 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Wells Fargo Income Plus Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Income Plus Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the Bloomberg U.S. Aggregate Bond Index for the 12-month period that ended September 30, 2021.
■	The Fund’s shorter-duration posture compared with the index contributed to performance. Rates moved higher over the period, and a short-duration posture contributed to performance.
■	The Fund’s overweight to out-of-benchmark sectors, like U.S. high yield, European high yield, and emerging markets, contributed during the period. Allocations to U.S. high-yield loans and non-USD foreign exchange currencies were mostly neutral.
■	An overweight to U.S. investment-grade corporates contributed, while a slight overweight to government-related debt (outside of U.S. Treasuries) detracted. Within U.S. securitized, overweights to asset-backed securities and collateralized mortgage obligations detracted slightly (but still outperformed like-duration U.S. Treasuries), while allocations to commercial mortgage-backed securities and collateralized loan obligations contributed.
A year of recovery.
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at an approximately 34% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to approximately 15%, has dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
COVID-19 trends of late, however, have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
Ten largest holdings (%) as of September 30, 2021[1]
FNMA, 2.50%, 10-14-2051	7.83
U.S. Treasury Note, 0.13%, 1-15-2024	6.71
U.S. Treasury Note, 0.75%, 3-31-2026	3.40
Xtrackers USD High Yield Corporate Bond ETF	2.04
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	1.59
Brazil , 0.00%, 7-1-2024	1.01
Goldman Sachs Mortgage Security Trust Series 2018-LUAU Class B, 1.48%, 11-15-2032	0.91
Longtrain Leasing III LLC Series 2015-1A Class A2, 4.06%, 1-15-2045	0.91
MetLife Incorporated, 6.40%, 12-15-2066	0.88
Taco Bell Funding LLC Series 2016-1A Class A2, 4.97%, 5-25-2046	0.88
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Federal Open Market Committee has so far insisted that the observed inflation bulge is temporary and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Wells Fargo Income Plus Fund

Performance highlights (unaudited)
During the period, the Fund reduced its overall allocation to credit and high-yield sectors, including U.S. and European corporate bonds, and made reductions to investment-grade credit sectors as well. We methodically rotated into U.S. Treasury and U.S. securitized sectors.
During the period, the Fund decreased holdings in U.S. and European high-yield bonds. We methodically rotated into U.S. Treasury and agency exposure, as well as U.S. securitized sectors, as the economic recovery continued and spreads in risk assets continued to compress materially. We entered the period close to our near-term allocations for emerging market debt and U.S. high-yield loans and ended the period slightly higher in allocations there.
Portfolio composition as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Within U.S. high yield, improving fundamentals and continued strong technicals support the sector, but historically tight valuations have led us to gradually reduce this allocation since the height of volatility experienced during the beginning of the pandemic. Within U.S. securitized bonds, we continue to see good value in TBAs (to-be-announced) agency mortgages due to relatively wide spreads over specified pools. There are also opportunities in certain sub-sector and quality buckets of asset-backed securities and non-agency mortgages that we expect will benefit from sound fundamentals in the household sector.
Credit quality as of September 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
In Europe, macro fundamentals are relatively weak, but we expect some catchup in European growth in the second half of 2021 and a longer runway for monetary policy support, so we are looking to add to investment-grade credit going forward. We have been gradually reducing exposure to European high yield as spreads continue to tighten and relative value diminishes. Developed market, non-U.S. government yields are generally low-to-negative, limiting the value and opportunity in this sector. Relative value in emerging markets (EM) is improving as local EM government bond yields increase and as fundamentals, while choppy, still broadly trend in the right direction. The Fund is slightly positioned to benefit from a weaker U.S. dollar, although that is driven more by specific individual opportunities in local EM government bonds and less the result of a strong directional view on the dollar.

Wells Fargo Income Plus Fund  |  9

Performance highlights (unaudited)
Effective maturity distribution as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Outlook
We continuously review market conditions, relative valuations, and technical factors over a six-month time frame, asking ourselves whether we think conditions will improve or deteriorate over the next few quarters. Will credit spreads widen or narrow? Will yields rise or fall? How may economic conditions change? How might different global economies respond to those changing conditions? What do market valuations imply is likely to happen? Ultimately, the goal of this focus is to foster an unbiased approach in evaluating the conditions we expect over the coming months and to inform which “levers to pull” within the portfolio to construct a foundational fixed-income portfolio for our investors. We believe that a process built to stay closely attuned to changing market conditions will benefit investors over the economic cycle.

10  |  Wells Fargo Income Plus Fund

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,022.05	$4.56	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Class C
Actual	$1,000.00	$1,018.24	$8.35	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Administrator Class
Actual	$1,000.00	$1,023.49	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Institutional Class
Actual	$1,000.00	$1,023.71	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Income Plus Fund  |  11

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 7.83%
FNMA %%	2.50%	10-14-2051	$13,285,000	$ 13,697,562
Total Agency securities (Cost $13,762,430)				13,697,562
Asset-backed securities: 8.96%
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	517,612	530,110
Aqua Finance Trust Series 2021-A Class A 144A%%	1.79	7-17-2046	815,000	813,672
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	1,195,000	1,220,739
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	1,300,000	1,312,006
Brean Asset-Backed Securities Trust 2021-RM2 Class A 144A♦±±	1.75	10-25-2061	1,000,000	980,820
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,067,613	1,069,342
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	108,950	111,696
CPS Auto Receivables Trust 2021-A Class D 144A	1.16	12-15-2026	1,320,000	1,318,911
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	295,202	302,768
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	343,875	360,948
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	626,131	611,951
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	1,000,000	999,728
Pagaya AI Debt Selection Trust Series 2021-3 Class B 144A	1.74	5-15-2029	1,000,000	998,873
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	309,514
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	711,919
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	300,000	309,059
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	312,596
Taco Bell Funding LLC Series 2016-1A Class A2 144A	4.97	5-25-2046	1,436,250	1,538,158
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	790,000	789,369
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	358,200	368,441
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	700,000	711,414
Total Asset-backed securities (Cost $15,582,982)				15,682,034

	Shares
Common stocks: 0.36%
Energy: 0.36%
Oil, gas & consumable fuels: 0.36%
Denbury Incorporated †	8,921	626,700
Total Common stocks (Cost $285,584)		626,700

The accompanying notes are an integral part of these consolidated financial statements.

12  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Convertible debentures: 0.88%
Consumer discretionary: 0.20%
Hotels, restaurants & leisure: 0.20%
Royal Caribbean Group	4.25%	6-15-2023	$250,000	$ 351,250
Energy: 0.68%
Oil, gas & consumable fuels: 0.68%
EQT Corporation	1.75	5-1-2026	750,000	1,182,375
Total Convertible debentures (Cost $1,033,376)				1,533,625
Corporate bonds and notes: 25.98%
Communication services: 2.13%
Diversified telecommunication services: 0.06%
Cablevision Lightpath LLC 144A	5.63	9-15-2028	100,000	100,363
Entertainment: 0.18%
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	300,000	306,938
Media: 1.83%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	153,375
CCO Holdings LLC 144A	4.50	8-15-2030	175,000	180,551
Clear Channel Worldwide Holdings 144A	5.13	8-15-2027	60,000	62,089
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	189,595
Diamond Sports Group LLC 144A	5.38	8-15-2026	200,000	132,000
Diamond Sports Group LLC 144A	6.63	8-15-2027	40,000	17,500
DIRECTV Holdings LLC 144A	5.88	8-15-2027	15,000	15,656
Gray Television Incorporated 144A	4.75	10-15-2030	150,000	147,375
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	160,000	165,978
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	150,000	158,696
Nielsen Finance LLC 144A	5.88	10-1-2030	275,000	289,539
Outfront Media Capital Corporation 144A	4.63	3-15-2030	175,000	175,371
QVC Incorporated	4.75	2-15-2027	250,000	265,000
Salem Media Group Incorporated 144A«	6.75	6-1-2024	175,000	174,781
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	545,000	535,817
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	125,000	128,281
Townsquare Media Incorporated 144A	6.88	2-1-2026	400,000	419,624
				3,211,228
Wireless telecommunication services: 0.06%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	105,000	114,056
Consumer discretionary: 2.05%
Auto components: 0.02%
Allison Transmission Incorporated 144A	5.88	6-1-2029	35,000	38,082
Automobiles: 0.24%
Ford Motor Company	7.45	7-16-2031	80,000	104,388
Ford Motor Company	9.00	4-22-2025	260,000	312,658
				417,046
Hotels, restaurants & leisure: 1.21%
Carnival Corporation 144A	7.63	3-1-2026	360,000	384,300
Las Vegas Sands Corporation	3.20	8-8-2024	1,000,000	1,026,749
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  13

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
NCL Corporation Limited 144A	12.25%	5-15-2024	$400,000	$ 472,000
Royal Caribbean Group 144A	5.50	8-31-2026	125,000	128,493
Royal Caribbean Group 144A	5.50	4-1-2028	95,000	97,167
				2,108,709
Leisure products: 0.16%
Mattel Incorporated 144A	3.75	4-1-2029	270,000	281,475
Specialty retail: 0.42%
Lithia Motors Incorporated 144A	4.63	12-15-2027	200,000	210,500
NMG Holding Company Incorporated 144A	7.13	4-1-2026	500,000	530,625
				741,125
Consumer staples: 0.44%
Food & staples retailing: 0.13%
Walgreens Boots Alliance	4.10	4-15-2050	202,000	223,479
Food products: 0.31%
CHS Incorporated 144A	6.63	2-15-2025	140,000	146,475
CHS Incorporated 144A	6.88	4-15-2029	400,000	400,940
				547,415
Energy: 5.12%
Energy equipment & services: 0.94%
Bristow Group Incorporated 144A	6.88	3-1-2028	500,000	520,260
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	56,513
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	56,513
Oceaneering International Incorporated	6.00	2-1-2028	400,000	406,232
Pattern Energy Operations LP 144A	4.50	8-15-2028	300,000	312,750
USA Compression Partners LP	6.88	4-1-2026	250,000	260,300
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	30,000	30,900
				1,643,468
Oil, gas & consumable fuels: 4.18%
Aethon United 144A	8.25	2-15-2026	500,000	540,000
Antero Resources Corporation 144A	8.38	7-15-2026	23,000	26,053
Archrock Partners LP 144A	6.88	4-1-2027	300,000	315,000
Buckeye Partners LP	5.85	11-15-2043	100,000	100,090
Cheniere Energy Partners LP 144A	3.25	1-31-2032	70,000	70,231
DCP Midstream Operating Company	5.13	5-15-2029	500,000	562,629
Encino Acquisition Partners Company 144A	8.50	5-1-2028	425,000	434,563
EnLink Midstream Partners LP	5.05	4-1-2045	175,000	159,688
EnLink Midstream Partners LP	5.45	6-1-2047	362,000	349,272
Murphy Oil Corporation	5.75	8-15-2025	155,000	159,994
Murphy Oil Corporation	5.88	12-1-2027	200,000	208,150
Murphy Oil Corporation	6.38	7-15-2028	255,000	269,663
New Fortress Energy Incorporated 144A	6.50	9-30-2026	470,000	449,438
Occidental Petroleum Corporation	4.63	6-15-2045	200,000	204,500
Occidental Petroleum Corporation	6.20	3-15-2040	50,000	58,885
Occidental Petroleum Corporation	6.45	9-15-2036	420,000	528,413
Range Resources Corporation	9.25	2-1-2026	750,000	817,538
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	505,000	560,550
Southwestern Energy Company	7.75	10-1-2027	225,000	243,068
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Sunoco Logistics Partner LP	5.40%	10-1-2047	$750,000	$ 893,711
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	165,000	169,043
Western Midstream Operating LP	5.30	3-1-2048	175,000	201,688
				7,322,167
Financials: 9.18%
Banks: 2.22%
Bank of America Corporation (U.S. SOFR +0.96%) ±	1.73	7-22-2027	1,000,000	1,004,115
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	307,400
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.42%) ʊ±	3.88	2-18-2026	750,000	765,938
JPMorgan Chase & Company (U.S. SOFR +3.13%) ʊ±	4.60	2-1-2025	500,000	511,250
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	350,000	360,063
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	105,500
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	277,870
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ʊ±	4.95	9-1-2025	500,000	546,160
				3,878,296
Capital markets: 2.80%
Bank of New York Mellon Corporation (5 Year Treasury Constant Maturity +4.36%) ʊ±	4.70	9-22-2025	185,000	203,038
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ʊ±	5.38	6-2-2025	750,000	833,438
Coinbase Global Incorporated 144A	3.63	10-1-2031	110,000	104,569
Goldman Sachs Group Incorporated (U.S. SOFR +1.25%) ±	2.38	7-21-2032	750,000	742,589
Goldman Sachs Group Incorporated (5 Year Treasury Constant Maturity +2.97%) ʊ±	3.80	5-10-2026	1,000,000	1,023,750
Morgan Stanley Investment Banking Company (U.S. SOFR +0.86%) ±	1.51	7-20-2027	1,000,000	995,246
Owl Rock Capital Corporation	2.63	1-15-2027	1,000,000	1,001,765
				4,904,395
Consumer finance: 1.04%
Ford Motor Credit Company LLC	4.39	1-8-2026	175,000	186,594
Ford Motor Credit Company LLC	5.11	5-3-2029	275,000	307,313
General Motors Financial Company (5 Year Treasury Constant Maturity +5.00%) ʊ±	5.70	9-30-2030	500,000	575,625
LFS Topco LLC 144A	5.88	10-15-2026	75,000	77,250
Navient Corporation	5.00	3-15-2027	50,000	51,500
Navient Corporation	5.63	8-1-2033	100,000	95,125
PRA Group Incorporated 144A	5.00	10-1-2029	265,000	265,331
Springleaf Finance Corporation	6.63	1-15-2028	225,000	258,750
				1,817,488
Insurance: 2.27%
Amwins Group Incorporated 144A	4.88	6-30-2029	80,000	81,124
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	480,000	478,200
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  15

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Guardian Life Insurance Company 144A	4.85%	1-24-2077	$200,000	$ 258,347
HUB International Limited 144A	7.00	5-1-2026	75,000	77,531
Markel Corporation (5 Year Treasury Constant Maturity +5.66%) ʊ±	6.00	6-2-2025	1,000,000	1,108,000
MetLife Incorporated	6.40	12-15-2066	1,200,000	1,541,224
OneAmerica Financial Partners Incorporated 144A«	4.25	10-15-2050	130,000	138,361
Prudential Financial Incorporated (5 Year Treasury Constant Maturity +3.04%) ±	3.70	10-1-2050	270,000	281,392
				3,964,179
Thrifts & mortgage finance: 0.85%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	325,000	321,750
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	50,000	49,648
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	150,000	151,864
Rocket Mortgage LLC 144A%%	2.88	10-15-2026	165,000	161,238
Rocket Mortgage LLC 144A	5.25	1-15-2028	300,000	323,250
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	500,000	485,452
				1,493,202
Health care: 0.69%
Biotechnology: 0.23%
Healthcare Royalty Investments Holding Company 144A	4.50	8-1-2029	400,000	402,000
Health care equipment & supplies: 0.09%
Mozart Debt Merger Sub Incorporated 144A%%	5.25	10-1-2029	150,000	150,000
Health care providers & services: 0.37%
AdaptHealth LLC 144A	4.63	8-1-2029	45,000	44,966
Air Methods Corporation 144A	8.00	5-15-2025	295,000	281,725
Select Medical Corporation 144A	6.25	8-15-2026	205,000	215,578
Vizient Incorporated 144A	6.25	5-15-2027	105,000	109,725
				651,994
Industrials: 3.37%
Aerospace & defense: 0.17%
TransDigm Group Incorporated «	4.88	5-1-2029	300,000	300,558
Airlines: 1.87%
Alaska Airlines 144A	4.80	2-15-2029	170,498	189,855
American Airlines Group Incorporated 144A	5.75	4-20-2029	150,000	161,625
Delta Air Lines Incorporated	3.75	10-28-2029	345,000	351,227
Delta Air Lines Incorporated 144A	4.50	10-20-2025	400,000	428,000
Delta Air Lines Incorporated 144A	4.75	10-20-2028	150,000	167,250
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	500,000	523,125
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	750,000	815,565
United Airlines Incorporated 144A	4.63	4-15-2029	350,000	361,708
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	250,418	280,229
				3,278,584
Commercial services & supplies: 0.24%
CoreCivic Incorporated «	8.25	4-15-2026	410,000	418,200
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial conglomerates: 0.56%
General Electric Company (3 Month LIBOR +3.33%) ±	3.45%	12-29-2049	$1,000,000	$ 978,750
Road & rail: 0.07%
Uber Technologies Incorporated 144A	4.50	8-15-2029	120,000	120,825
Trading companies & distributors: 0.37%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	430,000	432,892
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	199,000	204,847
				637,739
Transportation infrastructure: 0.09%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	161,016
Information technology: 0.49%
Communications equipment: 0.13%
CommScope Incorporated 144A	8.25	3-1-2027	225,000	235,513
IT services: 0.10%
Sabre GLBL Incorporated 144A	9.25	4-15-2025	150,000	173,369
Software: 0.26%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	105,000	104,711
MPH Acquisition Holdings LLC 144A«	5.75	11-1-2028	370,000	348,533
				453,244
Materials: 0.40%
Chemicals: 0.09%
Chemours Company 144A	4.63	11-15-2029	160,000	156,224
Metals & mining: 0.31%
Arches Buyer Incorporated 144A	6.13	12-1-2028	80,000	81,534
Cleveland-Cliffs Incorporated	5.88	6-1-2027	275,000	284,625
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	66,000	75,735
Freeport-McMoRan Incorporated	4.13	3-1-2028	100,000	103,625
				545,519
Real estate: 1.29%
Equity REITs: 1.29%
GLP Capital LP	4.00	1-15-2031	1,000,000	1,078,600
Service Properties Trust Company	3.95	1-15-2028	50,000	47,125
Service Properties Trust Company	4.38	2-15-2030	50,000	47,511
Service Properties Trust Company	4.75	10-1-2026	25,000	24,750
Service Properties Trust Company	4.95	2-15-2027	325,000	324,188
Service Properties Trust Company	5.25	2-15-2026	50,000	50,375
Simon Property Group LP	3.80	7-15-2050	120,000	132,238
WEA Finance LLC 144A	4.75	9-17-2044	500,000	544,209
				2,248,996
Utilities: 0.82%
Electric utilities: 0.73%
Oglethorpe Power Corporation	4.25	4-1-2046	400,000	443,170
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  17

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Electric utilities (continued)
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00%	1-15-2051		$500,000	$ 528,535
Vistra Operations Company LLC 144A	4.38	5-1-2029		300,000	301,839
					1,273,544
Independent power & renewable electricity producers: 0.09%
NSG Holdings LLC 144A	7.75	12-15-2025		55,069	59,268
TerraForm Power Operating LLC 144A	4.75	1-15-2030		100,000	104,625
					163,893
Total Corporate bonds and notes (Cost $42,821,453)					45,463,079
Foreign corporate bonds and notes: 9.50%
Communication services: 0.54%
Media: 0.54%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	510,000	592,235
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	300,000	346,636
					938,871
Consumer discretionary: 1.74%
Auto components: 0.84%
Adient Global Holdings 144A	3.50	8-15-2024	EUR	515,000	600,965
Adler Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	800,000	875,805
					1,476,770
Automobiles: 0.35%
Peugeot SA Company	2.00	3-20-2025	EUR	500,000	613,184
Diversified consumer services: 0.27%
Intertrust Group BV 144A	3.38	11-15-2025	EUR	400,000	471,240
Hotels, restaurants & leisure: 0.28%
Accor SA	2.50	1-25-2024	EUR	400,000	482,732
Consumer staples: 2.31%
Food & staples retailing: 1.19%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	447,818
Foodco Bondco SL 144A	6.25	5-15-2026	EUR	400,000	438,852
Iceland Bondco plc 144A	4.38	5-15-2028	GBP	1,000,000	1,195,818
					2,082,488
Food products: 0.59%
Danone SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.43%) ʊ±	1.75	3-23-2023	EUR	400,000	473,289
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	553,112
					1,026,401
Tobacco: 0.53%
BAT International Finance plc	2.25	1-16-2030	EUR	750,000	925,013
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Energy: 0.63%
Oil, gas & consumable fuels: 0.63%
Eni SpA	1.13%	9-19-2028	EUR	800,000	$ 974,810
TotalEnergies SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	100,000	118,280
					1,093,090
Financials: 2.15%
Banks: 1.52%
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	252,686
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.82%) ʊ±	6.00	7-18-2022	EUR	600,000	718,696
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.50%) ±	5.75	6-28-2028	EUR	400,000	503,783
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +10.93%) ʊ±	10.75	3-30-2022	EUR	400,000	483,528
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	600,000	710,306
					2,668,999
Capital markets: 0.36%
International Finance Corporation	6.30	11-25-2024	INR	45,000,000	624,523
Thrifts & mortgage finance: 0.27%
Deutsche Pfandbriefbank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.88	6-28-2027	EUR	400,000	468,537
Health care: 0.53%
Pharmaceuticals: 0.53%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	750,000	932,486
Industrials: 0.72%
Commercial services & supplies: 0.58%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	450,000	530,379
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	487,344
					1,017,723
Electrical equipment: 0.14%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	200,000	241,273
Real estate: 0.61%
Equity REITs: 0.26%
Unibail Rodamco SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.68%) ʊ±	2.13	10-25-2023	EUR	400,000	462,200
Real estate management & development: 0.35%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	500,000	610,335
Utilities: 0.27%
Multi-utilities: 0.27%
EP Infrastructure AS	1.66	4-26-2024	EUR	400,000	478,468
Total Foreign corporate bonds and notes (Cost $16,027,645)					16,614,333
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  19

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal		Value
Foreign government bonds: 4.17%
Brazil ¤	0.00%	1-1-2024	BRL	7,000,000	$ 1,037,577
Brazil ¤	0.00	7-1-2024	BRL	12,500,000	1,763,591
Colombia	7.00	5-4-2022	COP	2,000,000,000	538,426
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	990,393
Mexico	6.50	6-9-2022	MXN	13,260,000	646,025
Mexico	6.50	6-9-2022	MXN	7,600,000	370,271
Republic of South Africa	8.75	2-28-2048	ZAR	9,100,000	497,254
Romania	3.40	3-8-2022	RON	1,500,000	352,406
Russia	6.50	2-28-2024	RUB	35,000,000	474,461
Russia	7.00	12-15-2021	RUB	45,000,000	618,020
Total Foreign government bonds (Cost $7,722,947)					7,288,424

	Shares
Investment companies: 4.95%
Exchange-traded funds: 4.95%
Invesco Taxable Municipal Bond ETF	30,600	1,007,046
iShares Broad USD High Yield Corporate Bond ETF «	12,750	529,125
SPDR Bloomberg Barclays High Yield Bond ETF «	7,258	793,735
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF «	92,700	2,778,219
Xtrackers USD High Yield Corporate Bond ETF «	88,875	3,562,091
Total Investment companies (Cost $8,091,470)		8,670,216

			Principal
Loans: 4.07%
Communication services: 0.80%
Media: 0.80%
Charter Communications Operating LLC (1 Month LIBOR +1.75%) ±	1.84	4-30-2025	$484,887	484,159
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) <±	3.63	8-21-2026	364,077	356,217
DIRECTV Financing LLC (1 Month LIBOR +5.00%) <±	5.75	7-22-2027	400,000	400,124
Gray Television Incorporated (3 Month LIBOR +2.50%) ±	2.59	1-2-2026	84,964	84,624
Nexstar Broadcasting Incorporated (3 Month LIBOR +2.25%) ±	2.33	1-17-2024	68,520	68,398
				1,393,522
Consumer discretionary: 0.68%
Auto components: 0.22%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	398,997	397,916
Household durables: 0.23%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	398,000	398,123
Specialty retail: 0.23%
Rent-A-Center Incorporated (1 Month LIBOR +3.25%) ‡±	3.75	2-17-2028	398,000	398,995
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Energy: 0.52%
Oil, gas & consumable fuels: 0.52%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	4.75%	4-14-2028	$400,000	$ 401,000
GIP II Blue Holding LP (1 Month LIBOR +4.50%) ‡<±	5.50	9-29-2028	500,000	499,065
				900,065
Financials: 0.36%
Capital markets: 0.11%
Nexus Buyer LLC (1 Month LIBOR +3.75%) ±	3.84	11-9-2026	197,000	196,929
Diversified financial services: 0.08%
Intelsat Jackson Holdings SA (1 Month LIBOR +4.75%) ±	8.00	11-27-2023	140,332	141,886
Insurance: 0.17%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33	1-31-2028	170,000	169,398
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33	1-20-2029	130,000	129,318
				298,716
Health care: 0.36%
Health care equipment & supplies: 0.23%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	398,000	398,386
Pharmaceuticals: 0.13%
Bausch Health Companies Incorporated (3 Month LIBOR +3.00%) ±	3.08	6-2-2025	225,341	225,003
Industrials: 0.96%
Airlines: 0.70%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.50	4-20-2028	500,000	516,735
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	675,000	716,769
				1,233,504
Commercial services & supplies: 0.08%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.50	6-2-2028	140,000	140,263
Machinery: 0.18%
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	308,398	308,398
Information technology: 0.25%
Software: 0.25%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	3.63	7-24-2026	448,110	445,031
Materials: 0.14%
Paper & forest products: 0.14%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-29-2027	248,130	248,475
Total Loans (Cost $7,120,867)				7,125,212
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  21

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 0.11%
Illinois: 0.05%
GO revenue: 0.05%
Chicago IL Refunding Bonds Taxable Project Series E	6.05%	1-1-2029	$90,000	$ 98,256
Kansas: 0.02%
Health revenue: 0.02%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	35,000	35,330
Maryland: 0.04%
Education revenue: 0.04%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	65,000	65,532
Total Municipal obligations (Cost $189,403)				199,118
Non-agency mortgage-backed securities: 11.38%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	698,822	740,909
Apidos CLO Series 2019 Class 3-1-A (3 Month LIBOR +3.10%) 144A±	3.23	4-15-2031	500,000	500,468
Arch Street CLO Limited Series 2016-2A Class DR2 (3 Month LIBOR +3.45%) 144A±	3.58	10-20-2028	1,000,000	996,729
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.68	6-5-2030	150,000	122,369
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	705,000	730,266
BX Trust Series 2019-11 Class D 144A±±	4.08	12-9-2041	500,000	528,444
Carlyle Global Market Series 2016-1A Class R2 (3 Month LIBOR +3.35%) 144A±	3.48	4-20-2034	1,000,000	1,000,291
Carlyle Global Market Series 2017-2A Class R2 (3 Month LIBOR +1.60%) 144A±	1.73	7-20-2031	750,000	750,160
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	434,257
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	1.53	4-18-2031	1,000,000	1,000,002
CIFC Funding Limited Series 2019-4A Class C (3 Month LIBOR +3.50%) 144A±	3.63	7-15-2032	1,000,000	1,000,336
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	368,699	379,469
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.63	12-25-2049	400,000	419,992
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	2.84	1-25-2030	406,553	405,418
Goldman Sachs Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	1.48	11-15-2032	1,600,000	1,598,052
JPMorgan Chase & Company Series 2017-6 Class B 144A±±	3.80	12-25-2048	460,716	453,301
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,568,304	1,586,486
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL7 Class C (1 Month LIBOR +2.05%) 144A±	2.15	10-18-2036	1,000,000	999,999
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	1,000,000	1,012,587
NBC Funding LLC Series 2021 Class A2 144A	2.99	7-30-2051	1,000,000	1,007,194
The accompanying notes are an integral part of these consolidated financial statements.

22  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Neuberger Berman CLO Limited Series 2017-25A Class BR (3 Month LIBOR +1.35%) 144A±	1.48%	10-18-2029	$250,000	$ 250,076
OneMain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,100,000	1,105,485
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	658,423	677,076
Residential Mortgage Loan Trust Series 2019-3 Class A3 144A±±	3.04	9-25-2059	624,514	630,082
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	700,000	570,857
Store Master Funding LLC Series 2014-1A Class A2 144A	5.00	4-20-2044	96,333	99,687
Verus Securitization Trust Series 2021-R3 Class A2 144A±±	1.28	4-25-2064	904,731	906,608
Total Non-agency mortgage-backed securities (Cost $19,746,113)				19,906,600
U.S. Treasury securities: 10.76%
U.S. Treasury Bond	1.63	11-15-2050	275,000	247,060
U.S. Treasury Bond	1.88	2-15-2041	450,000	440,156
U.S. Treasury Note ##	0.13	1-15-2024	11,800,000	11,736,852
U.S. Treasury Note	0.75	3-31-2026	6,000,000	5,957,578
U.S. Treasury Note	2.25	5-15-2041	435,000	452,332
Total U.S. Treasury securities (Cost $18,875,258)				18,833,978
Yankee corporate bonds and notes: 7.78%
Communication services: 0.12%
Wireless telecommunication services: 0.12%
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	200,000	204,336
Consumer discretionary: 0.27%
Internet & direct marketing retail: 0.27%
Prosus NV 144A	4.03	8-3-2050	500,000	468,471
Energy: 1.17%
Oil, gas & consumable fuels: 1.17%
Baytex Energy Corporation 144A	5.63	6-1-2024	141,000	141,790
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	325,000	357,260
Comision Federal de Electricidad Company 144A	3.35	2-9-2031	200,000	196,252
Enbridge Incorporated (5 Year Treasury Constant Maturity +5.31%) ±	5.75	7-15-2080	1,000,000	1,129,950
Northriver Midstream Finance LP 144A	5.63	2-15-2026	220,000	228,850
				2,054,102
Financials: 4.66%
Banks: 3.56%
African Export Import Bank 144A	3.80	5-17-2031	200,000	207,000
Banco de Bogota SA 144A	6.25	5-12-2026	400,000	435,500
Banco General SA 144A	4.13	8-7-2027	300,000	322,875
Banco Internacional del Peru 144A	3.25	10-4-2026	525,000	537,994
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  23

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +6.19%) 144Aʊ±	8.13%	12-23-2025	$1,000,000	$ 1,207,500
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	500,000	549,887
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	712,397
Itau Unibanco Holding SA 144A	3.25	1-24-2025	800,000	809,000
NatWest Group plc (5 Year Treasury Constant Maturity +5.63%) ʊ±	6.00	12-29-2025	700,000	783,391
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	600,000	661,947
				6,227,491
Capital markets: 0.30%
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	500,000	523,125
Consumer finance: 0.11%
Unifin Financiera SAB de CV 144A«	9.88	1-28-2029	200,000	201,002
Diversified financial services: 0.12%
DAE Funding LLC 144A	3.38	3-20-2028	200,000	206,104
Insurance: 0.41%
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	400,000	458,576
Validus Holdings Limited	8.88	1-26-2040	160,000	261,271
				719,847
Thrifts & mortgage finance: 0.16%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 Year +1.85%) 144A±	4.13	10-18-2032	250,000	273,165
Health care: 0.69%
Biotechnology: 0.11%
Grifols Escrow Issuer SA 144A%%	4.75	10-15-2028	200,000	204,250
Pharmaceuticals: 0.58%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	600,000	559,500
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	184,000	187,800
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	125,000	123,690
Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	125,000	142,813
				1,013,803
Industrials: 0.59%
Airlines: 0.59%
Air Canada 2020-1 Class C Pass-Through Trust 144A	10.50	7-15-2026	500,000	614,862
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	420,000	416,850
				1,031,712
The accompanying notes are an integral part of these consolidated financial statements.

24  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities: 0.28%
Electric utilities: 0.28%
Comision Federal de Electricidad Company 144A	3.88%	7-26-2033	$500,000	$ 491,250
Total Yankee corporate bonds and notes (Cost $12,870,424)				13,618,658
Yankee government bonds: 2.08%
Commonwealth of Bahamas	6.00	11-21-2028	200,000	171,752
Dominican Republic 144A	4.50	1-30-2030	200,000	203,502
Dominican Republic 144A	4.88	9-23-2032	200,000	204,002
Mongolia Government	5.63	5-1-2023	200,000	209,909
Provincia de Cordoba 144Aøø	5.00	12-10-2025	254,472	192,355
Provincia de Cordoba (PIK at 6.88%) 144A¥	5.00	2-1-2029	557,619	368,034
Provincia de Santa Fe	7.00	3-23-2023	350,000	323,754
Republic of Angola	9.50	11-12-2025	400,000	440,016
Republic of Sri Lanka	5.75	1-18-2022	200,000	179,000
Sultanate of Oman 144A	6.25	1-25-2031	300,000	320,662
United Mexican States	4.28	8-14-2041	1,000,000	1,020,300
Total Yankee government bonds (Cost $3,664,791)				3,633,286

	Yield	Shares
Short-term investments: 11.91%
Investment companies: 8.48%
Securities Lending Cash Investments LLC ♠∩∞	0.02	7,560,711	7,560,711
Wells Fargo Government Money Market Fund Select Class ♠∞*##	0.03	7,284,117	7,284,117
			14,844,828

				Principal
U.S. Treasury securities: 3.43%
U.S. Treasury Bill ☼		0.01	10-21-2021	$6,000,000	5,999,738
Total Short-term investments (Cost $20,844,670)					20,844,566
Total investments in securities (Cost $188,639,413)	110.72%				193,737,391
Other assets and liabilities, net	(10.72)				(18,760,268)
Total net assets	100.00%				$174,977,123

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  25

Consolidated portfolio of investments—September 30, 2021

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
†	Non-income earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.

Abbreviations:
BRL	Brazilian real
COP	Colombian peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
GBP	Great British pound
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
The accompanying notes are an integral part of these consolidated financial statements.

26  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$4,723,600	$ 92,737,937	$ (89,900,826)	$0	$0	$ 7,560,711	7,560,711	$ 1,830#
Wells Fargo Government Money Market Fund Select Class	6,620,735	107,432,198	(106,768,816)	0	0	7,284,117	7,284,117	2,419
				$0	$0	$14,844,828		$4,249

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,700,000 AUD	1,226,734 USD	Citibank National Association	12-31-2021	$ 2,862	$ 0
1,252,439 USD	1,700,000 AUD	Citibank National Association	12-31-2021	22,843	0
2,150,000,000 COP	560,363 USD	Morgan Stanley Incorporated	10-8-2021	4,130	0
567,392 USD	2,150,000,000 COP	Morgan Stanley Incorporated	10-8-2021	2,899	0
555,642 USD	2,150,000,000 COP	Morgan Stanley Incorporated	1-7-2022	0	(5,364)
16,674,253 USD	14,100,000 EUR	Citibank National Association	12-31-2021	308,982	0
7,950,000,000 IDR	557,113 USD	Morgan Stanley Incorporated	10-8-2021	0	(1,863)
542,977 USD	7,950,000,000 IDR	Morgan Stanley Incorporated	10-8-2021	0	(12,273)
548,465 USD	7,950,000,000 IDR	Morgan Stanley Incorporated	1-7-2022	0	(1,911)
1,061,717 USD	21,410,000 MXN	Citibank National Association	12-31-2021	37,357	0
1,349,789 USD	975,000 GBP	Citibank National Association	12-31-2021	35,761	0
37,500,000 RUB	513,669 USD	Morgan Stanley Incorporated	10-8-2021	1,178	0
510,789 USD	37,500,000 RUB	Morgan Stanley Incorporated	10-8-2021	0	(4,058)
505,158 USD	37,500,000 RUB	Morgan Stanley Incorporated	1-14-2022	0	(218)
891,726 USD	12,795,000 ZAR	Citibank National Association	12-31-2021	52,296	0
1,237,640 USD	19,000,000 ZAR	Citibank National Association	12-31-2021	0	(8,877)
				$468,308	$(34,564)
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  27

Consolidated portfolio of investments—September 30, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Ultra Treasury Notes	36	12-21-2021	$ 5,349,163	$ 5,229,000	$ 0	$ (120,163)
2-Year U.S. Treasury Notes	61	12-31-2021	13,431,535	13,423,336	0	(8,199)
Short
Euro-Bund Futures	(83)	12-8-2021	(16,560,504)	(16,327,011)	233,493	0
10-Year U.S. Treasury Notes	(4)	12-21-2021	(534,493)	(526,437)	8,056	0
U.S. Long Term Bonds	(12)	12-21-2021	(1,970,784)	(1,910,625)	60,159	0
U.S. Ultra Treasury Bonds	(24)	12-21-2021	(4,781,766)	(4,585,500)	196,266	0
5-Year U.S. Treasury Notes	(2)	12-31-2021	(245,387)	(245,484)	0	(97)
					$497,974	$(128,459)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy Protection
Markit iTraxx Europe Crossover*	5.00%	Quarterly	6-20-2026	EUR	3,000,000	$ 406,461	$ 400,335	$ 6,126	$ 0
Markit iTraxx Europe Subordinated Financial Index*	1.00	Quarterly	6-20-2026	EUR	12,000,000	15,273	(41,167)	56,440	0
Sell Protection
Markit CDX Emerging Markets Index *	1.00	Quarterly	6-20-2026	USD	1,000,000	(32,411)	(27,493)	0	(4,918)
Markit iTraxx Europe Subordinated Financial Index*	5.00	Quarterly	12-20-2025	USD	1,500,000	(136,651)	(116,572)	0	(20,079)
								$62,566	$(24,997)

*	Represents an investment held in Strategic Income Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.

28  |  Wells Fargo Income Plus Fund

Consolidated statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities (including $7,385,866 of securities loaned), at value (cost $173,794,585)	$ 178,892,563
Investments in affiliated securites, at value (cost $14,844,828)	14,844,828
Cash	1,188,694
Cash at broker segregated for futures contracts	1,458,958
Segregated cash for swap contracts	1,192,203
Foreign currency, at value (cost $510,127)	555,505
Receivable for daily variation margin on centrally cleared swap contracts	1,337,788
Receivable for investments sold	1,267,781
Receivable for dividends and interest	1,262,582
Receivable for daily variation margin on open futures contracts	862,179
Unrealized gains on forward foreign currency contracts	468,308
Receivable for Fund shares sold	101,684
Receivable for securities lending income, net	2,449
Prepaid expenses and other assets	43,410
Total assets	203,478,932
Liabilities
Payable for when-issued transactions	15,108,816
Payable upon receipt of securities loaned	7,560,350
Payable for investments purchased	1,689,306
Payable for daily variation margin on centrally cleared swaps	1,350,353
Payable due to custodian	1,188,755
Payable for daily variation margin on open futures contracts	841,488
Cash collateral due to broker for forward foreign currency contracts	560,000
Payable for Fund shares redeemed	90,312
Management fee payable	56,076
Unrealized losses on forward foreign currency contracts	34,564
Administration fees payable	11,750
Distribution fee payable	786
Trustees’ fees and expenses payable	426
Accrued expenses and other liabilities	8,827
Total liabilities	28,501,809
Total net assets	$174,977,123
Net assets consist of
Paid-in capital	$ 164,675,770
Total distributable earnings	10,301,353
Total net assets	$174,977,123
Computation of net asset value and offering price per share
Net assets – Class A	$ 2,666,662
Shares outstanding – Class A1	263,455
Net asset value per share – Class A	$10.12
Maximum offering price per share – Class A2	$10.54
Net assets – Class C	$ 1,289,850
Shares outstanding – Class C1	126,939
Net asset value per share – Class C	$10.16
Net assets – Administrator Class	$ 7,214,820
Shares outstanding – Administrator Class[1]	707,430
Net asset value per share – Administrator Class	$10.20
Net assets – Institutional Class	$ 163,805,791
Shares outstanding – Institutional Class[1]	16,214,645
Net asset value per share – Institutional Class	$10.10
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  29

Consolidated statement of operations—year ended September 30, 2021

Investment income
Interest (net of foreign withholding taxes of $17,258)	$ 5,581,530
Dividends	403,047
Income from affiliated securities	28,326
Total investment income	6,012,903
Expenses
Management fee	802,939
Administration fees
Class A	3,105
Class C	1,533
Administrator Class	1,684
Institutional Class	118,686
Shareholder servicing fees
Class A	4,852
Class C	2,393
Administrator Class	4,211
Distribution fee
Class C	7,162
Custody and accounting fees	40,298
Professional fees	55,605
Registration fees	55,498
Shareholder report expenses	29,446
Trustees’ fees and expenses	19,272
Other fees and expenses	13,071
Total expenses	1,159,755
Less: Fee waivers and/or expense reimbursements
Fund-level	(221,056)
Class A	(719)
Class C	(266)
Administrator Class	(1,739)
Net expenses	935,975
Net investment income	5,076,928
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	3,622,002
Forward foreign currency contracts	(58,887)
Futures contracts	(143,177)
Swap contracts	1,533,970
Net realized gains on investments	4,953,908
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax refund of $(3,368))	2,208,031
Forward foreign currency contracts	174,820
Futures contracts	508,734
Swap contracts	(808,038)
Net change in unrealized gains (losses) on investments	2,083,547
Net realized and unrealized gains (losses) on investments	7,037,455
Net increase in net assets resulting from operations	$12,114,383
The accompanying notes are an integral part of these consolidated financial statements.

30  |  Wells Fargo Income Plus Fund

Consolidated statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 5,076,928		$ 5,542,707
Payment from affiliate		0		4,844
Net realized gains on investments		4,953,908		661,045
Net change in unrealized gains (losses) on investments		2,083,547		1,116,077
Net increase in net assets resulting from operations		12,114,383		7,324,673
Distributions to shareholders from
Net investment income and net realized gains
Class A		(57,802)		(38,988)
Class C		(21,319)		(14,146)
Administrator Class		(56,511)		(1,190)
Institutional Class		(4,940,534)		(5,017,004)
Total distributions to shareholders		(5,076,166)		(5,071,328)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	312,028	3,153,696	150,512	1,444,612
Class C	85,947	870,666	29,426	280,500
Administrator Class	730,401	7,490,893	657	6,322
Institutional Class	6,012,484	59,960,463	3,895,449	36,532,793
		71,475,718		38,264,227
Reinvestment of distributions
Class A	5,655	56,840	4,067	38,988
Class C	2,110	21,319	1,475	14,146
Administrator Class	5,500	56,177	91	872
Institutional Class	484,051	4,849,200	495,225	4,735,565
		4,983,536		4,789,571
Payment for shares redeemed
Class A	(226,650)	(2,282,403)	(128,840)	(1,233,596)
Class C	(27,937)	(276,311)	(18,931)	(178,945)
Administrator Class	(32,590)	(332,582)	(4,466)	(42,955)
Institutional Class	(5,833,117)	(57,700,488)	(4,996,793)	(47,183,521)
		(60,591,784)		(48,639,017)
Net increase (decrease) in net assets resulting from capital share transactions		15,867,470		(5,585,219)
Total increase (decrease) in net assets		22,905,687		(3,331,874)
Net assets
Beginning of period		152,071,436		155,403,310
End of period		$174,977,123		$152,071,436
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  31

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.64	$9.50	$9.43	$9.59	$9.25
Net investment income	0.27	0.29	0.34 [1]	0.31 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.51	0.14	0.09	(0.16)	0.22
Total from investment operations	0.78	0.43	0.43	0.15	0.55
Distributions to shareholders from
Net investment income	(0.30)	(0.29)	(0.36)	(0.31)	(0.21)
Net asset value, end of period	$10.12	$9.64	$9.50	$9.43	$9.59
Total return[2]	8.18%	4.60%	4.66%	1.59%	6.05%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.09%	1.45%	1.78%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.00%	3.43%	3.65%	3.26%	3.47%
Supplemental data
Portfolio turnover rate	128%	88%	116%	50%	65%
Net assets, end of period (000s omitted)	$2,667	$1,662	$1,394	$1,266	$896

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these consolidated financial statements.

32  |  Wells Fargo Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.68	$9.49	$9.41	$9.57	$9.22
Net investment income	0.22	0.23	0.27	0.23	0.29
Payment from affiliate	0.00	0.07	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.49	0.12	0.10	(0.15)	0.18
Total from investment operations	0.71	0.42	0.37	0.08	0.47
Distributions to shareholders from
Net investment income	(0.23)	(0.23)	(0.29)	(0.24)	(0.12)
Net asset value, end of period	$10.16	$9.68	$9.49	$9.41	$9.57
Total return[1]	7.36%	4.45% [2]	4.00%	0.88%	5.20%
Ratios to average net assets (annualized)
Gross expenses	1.82%	1.83%	1.84%	2.20%	2.59%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.23%	2.67%	2.92%	2.52%	2.80%
Supplemental data
Portfolio turnover rate	128%	88%	116%	50%	65%
Net assets, end of period (000s omitted)	$1,290	$647	$520	$517	$403

[1]	Total return calculations do not include any sales charges.
[2]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.79% impact on the total return. See Note 5 in the Consolidated Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  33

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.71	$9.56	$9.46	$9.61	$9.29
Net investment income	0.29 [1]	0.34 [1]	0.36 [1]	0.33 [1]	0.34 [1]
Net realized and unrealized gains (losses) on investments	0.51	0.11	0.09	(0.16)	0.20
Total from investment operations	0.80	0.45	0.45	0.17	0.54
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.35)	(0.32)	(0.22)
Net asset value, end of period	$10.20	$9.71	$9.56	$9.46	$9.61
Total return	8.31%	4.72%	4.83%	1.81%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.02%	1.08%	1.38%	1.72%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.83%	3.61%	3.80%	3.48%	3.64%
Supplemental data
Portfolio turnover rate	128%	88%	116%	50%	65%
Net assets, end of period (000s omitted)	$7,215	$40	$75	$5,471	$562

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.

34  |  Wells Fargo Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.63	$9.49	$9.42	$9.58	$9.24
Net investment income	0.33	0.36	0.37 [1]	0.34	0.35 [1]
Net realized and unrealized gains (losses) on investments	0.47	0.10	0.09	(0.16)	0.24
Total from investment operations	0.80	0.46	0.46	0.18	0.59
Distributions to shareholders from
Net investment income	(0.33)	(0.32)	(0.39)	(0.34)	(0.25)
Net asset value, end of period	$10.10	$9.63	$9.49	$9.42	$9.58
Total return	8.43%	4.96%	5.00%	1.93%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%	0.75%	1.12%	1.40%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.34%	3.72%	3.97%	3.54%	3.71%
Supplemental data
Portfolio turnover rate	128%	88%	116%	50%	65%
Net assets, end of period (000s omitted)	$163,806	$149,722	$153,414	$45,175	$45,862

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  35

Notes to consolidated financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Income Plus Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 13, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of September 30, 2021, the Subsidiary had $6,994,322 invested in swap contracts and cash equivalents and had $1,192,203 in cash segregated for the swap contracts which in the aggregate represented 100.34% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of September 30, 2021, the Fund held $7,922,090 in the Subsidiary, representing 4.53% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

36  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Consolidated Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

Wells Fargo Income Plus Fund  |  37

Notes to consolidated financial statements
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Consolidated Statement of Operations when the contract is closed.

38  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Wells Fargo Income Plus Fund  |  39

Notes to consolidated financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $189,727,596 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 7,786,109
Gross unrealized losses	(2,935,486)
Net unrealized gains	$ 4,850,623
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 13,697,562	$ 0	$ 13,697,562
Asset-backed securities	0	15,682,034	0	15,682,034
Common stocks
Energy	626,700	0	0	626,700
Convertible debentures	0	1,533,625	0	1,533,625
Corporate bonds and notes	0	45,463,079	0	45,463,079
Foreign corporate bonds and notes	0	16,614,333	0	16,614,333
Foreign government bonds	0	7,288,424	0	7,288,424
Investment companies	8,670,216	0	0	8,670,216
Loans	0	5,918,754	1,206,458	7,125,212
Municipal obligations	0	199,118	0	199,118
Non-agency mortgage-backed securities	0	19,906,600	0	19,906,600
U.S. Treasury securities	18,833,978	0	0	18,833,978
Yankee corporate bonds and notes	0	13,618,658	0	13,618,658
Yankee government bonds	0	3,633,286	0	3,633,286
Short-term investments
Investment companies	14,844,828	0	0	14,844,828
U.S. Treasury securities	5,999,738	0	0	5,999,738
	48,975,460	143,555,473	1,206,458	193,737,391
Forward foreign currency contracts	0	468,308	0	468,308
Futures contracts	497,974	0	0	497,974
Swap contracts	0	62,566	0	62,566
Total assets	$49,473,434	$144,086,347	$1,206,458	$194,766,239
Liabilities
Forward foreign currency contracts	$ 0	$ 34,564	$ 0	$ 34,564
Futures contracts	128,459	0	0	128,459
Swap contracts	0	24,997	0	24,997
Total liabilities	$ 128,459	$ 59,561	$ 0	$ 188,020
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the

Wells Fargo Income Plus Fund  |  41

Notes to consolidated financial statements
Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.525%
Next $500 million	0.500
Next $2 billion	0.475
Next $2 billion	0.450
Next $5 billion	0.415
Over $10 billion	0.405
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

42  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements
Expense ratio caps
Class A	0.90%
Class C	1.65
Administrator Class	0.75
Institutional Class	0.60
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $139 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class C of the Fund was reimbursed by Allspring Funds Management in the amount of $4,844. The reimbursement was made in connection with resolving certain fee reimbursements.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$143,022,993	$78,716,419	$114,660,631	$75,832,847
As of September 30, 2021, the Fund had unfunded loan commitments of $1,151,569.
7. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.

Wells Fargo Income Plus Fund  |  43

Notes to consolidated financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$3,761,944	$(3,761,944)	$0
Credit Suisse Securities (USA) LLC	339,845	(339,845)	0
JPMorgan Securities LLC	1,259,165	(1,259,165)	0
Morgan Stanley & Co. LLC	1,966,032	(1,966,032)	0
SG Americas Securities LLC	9,077	(9,077)	0
UBS Securities LLC	49,803	(49,803)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
8. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.
The volume of the Fund's derivative activity during the year ended September 30, 2021 was as follows:
Futures contracts
Average notional balance on long futures	$12,199,783
Average notional balance on short futures	29,961,038
Forward foreign currency contracts
Average contract amounts to buy	$ 8,310,344
Average contract amounts to sell	27,389,728
Swap contracts
Average notional balance	$34,510,795
The Subsidiary's swap transactions may contain provisions for early termination in the event the net assets of the Subsidiary declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value	Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 497,974*	Unrealized losses on futures contracts	$ 128,459*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	468,308	Unrealized losses on forward foreign currency contracts	34,564
Credit risk	Unrealized gains on swaps contracts	62,566*	Unrealized losses on swaps contracts	24,997*
		$1,028,848		$188,020
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of September 30, 2021 is reported separately on the Consolidated Statement of Assets and Liabilities.

44  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (143,177)	$ 0	$ 0	$ (143,177)
Foreign currency risk	0	(58,887)	0	(58,887)
Credit risk	0	0	1,533,970	1,533,970
	$(143,177)	$(58,887)	$1,533,970	$1,331,906

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ 508,734	$ 0	$ 0	$ 508,734
Foreign currency risk	0	174,820	0	174,820
Credit risk	0	0	(808,038)	(808,038)
	$508,734	$174,820	$(808,038)	$(124,484)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$460,101	$(8,877)	$0	$451,224
Morgan Stanley Incorporated	8,207	(8,207)	0	0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank National Association	$ 8,877	$(8,877)	$0	$ 0
Morgan Stanley Incorporated	25,687	(8,207)	0	17,480

Wells Fargo Income Plus Fund  |  45

Notes to consolidated financial statements
9. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
10. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $5,076,166 and $5,071,328 of ordinary income for the years ended September 30, 2021 and September 30, 2020, respectively.
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,779,690	$1,631,874	$4,889,789
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
13. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

46  |  Wells Fargo Income Plus Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Income Plus Fund and subsidiary (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of September 30, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

Wells Fargo Income Plus Fund  |  47

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended September 30, 2021, $1,992,381 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2021, 1% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 71% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	11,287,571
Shares voted “Against”	4,160
Shares voted “Abstain”	14,125
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	11,287,571
Shares voted “Against”	4,160
Shares voted “Abstain”	14,125
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Wells Fargo Income Plus Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Income Plus Fund  |  49

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Income Plus Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with each of Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited (collectively, the “Sub-Advisers”), both affiliates of Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Advisers, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with each Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and

52  |  Wells Fargo Income Plus Fund

Board considerations (unaudited)
the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one and five-year periods ended December 31, 2020, and in range of its benchmark for the three-year period ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

54  |  Wells Fargo Income Plus Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

56  |  Wells Fargo Income Plus Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

58  |  Wells Fargo Income Plus Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Income Plus Fund  |  59

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

60  |  Wells Fargo Income Plus Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00187 09-21
A263/AR263 09-21

Annual Report
September 30, 2021
Wells Fargo
International Bond Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo International Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended September 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 30.00%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 23.92%, while the MSCI EM Index (Net)3 had weaker performance with an 18.20% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.90%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 2.63%, and the ICE BofA U.S. High Yield Index7 returned 11.46%.
Efforts to contain COVID-19 drove market performance.
In October 2020, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)
Financial markets ended 2020 with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging markets stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

Wells Fargo International Bond Fund  |  3

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

4  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Wells Fargo International Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments (UK) Limited
Portfolio managers	Michael Lee, Alex Perrin, Lauren van Biljon, CFA®‡, Peter Wilson
Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESIYX)	9-30-2003	-5.73	-0.31	0.10	-1.30	0.62	0.57	1.50	1.03
Class C (ESIVX)	9-30-2003	-3.08	-0.03	-0.14	-2.08	-0.03	-0.14	2.25	1.78
Class R6 (ESIRX)[3]	11-30-2012	–	–	–	-0.89	1.00	0.95	1.12	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	-1.11	0.80	0.75	1.44	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	-0.93	0.93	0.89	1.17	0.70
Bloomberg Global Aggregate ex-USD Index (unhedged)[4]	–	–	–	–	-1.15	1.10	0.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.65% for Class R6, 0.85% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Global Aggregate ex-USD Index (unhedged). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo International Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Global Aggregate ex-USD Index (unhedged), for the 12-month period that ended September 30, 2021.
■	The underweight to China - both the bonds and the currency - was a fairly significant detractor over the reporting period. Exposure to Danish mortgage-backed securities (MBS) detracted, with record-high housing market turnover creating unexpectedly large bond issuance needs. There was also a cost to the currency hedges in place on the Fund.
■	Currency and sector positioning were the main sources of value-add over the reporting period. There was good performance from commodity-linked currencies, like the Norwegian krone, Australian dollar, and Russian ruble. The overweight to high-yield corporate debt also performed well. Positions in smaller bond markets, such as India, Indonesia, and South Africa, added value.
Markets weigh up inflation versus growth.
The past 12 months have been interesting ones for the global economy, with the ongoing recovery from the pandemic meaning that markets have tended to flip between worrying about inflation and enjoying the stronger growth numbers. In global bond markets, this flip-flop showed itself in the way yields have tended to bounce between stability and frenetic gyrations. A quiet fourth quarter of 2020 turned into a stressful first quarter of 2021 as strong macroeconomic data releases across both developed and emerging markets prompted a rethink on the prospects of reduced monetary accommodation. The pressure eased somewhat in the second quarter of 2021, with yields since then having been more sideways, but it looks like bond yields have further to go before finding a medium-term peak.
We are cautiously building back risk.
The Fund’s stance over the reporting period has been to hold bond market positions in a wide array of smaller countries by underweighting core European bond markets. We have favored markets with better yields than core Europe, which admittedly is almost every country compared with Germany and France, and have looked to keep a diversified mix of developed and emerging markets in order to avoid concentration risk. Within this broad stance, we have worked to reposition the Fund as valuations change. Long-standing overweights to the U.S. and Denmark have been reduced, along with positions in Italy and Mexico. Exposure to bonds in Norway, New Zealand, Hungary, Malaysia, and the U.K. increased. Toward the end of the reporting period, the Fund took on a close-to-benchmark-size position in Chinese government bonds (10.5%). Fund duration remained below that of the benchmark, although the underweight has been less pronounced than it was in the first quarter of 2021. Active currency risk has been low as we wait for decisive breaks in currency crosses.
Ten largest holdings (%) as of September 30, 2021[1]
China Government Bond, 3.03%, 3-11-2026	7.55
United Kingdom Gilt Bond, 0.88%, 7-31-2033	5.18
Canada , 1.90%, 3-15-2031	4.67
Spain Bonos y Obligaciones del Estado, 1.25%, 10-31-2030	3.64
Italy Buoni Poliennali del Tesoro, 0.60%, 8-1-2031	3.57
Japan, 0.10%, 6-20-2030	3.57
Nordea Kredit Realkredit AS, 1.00%, 10-1-2050	3.31
Norway, 1.50%, 2-19-2026	2.81
Japan, 0.10%, 9-20-2030	2.47
China Government Bond, 3.02%, 5-27-2031	2.47
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Attribution of Fund performance versus the benchmark has shown that the underweight to core European bond markets (particularly Germany and France) was a positive. Additional gains came from exposure to the bond markets of India, Indonesia, South Africa, Russia, and Mexico. At the currency level, positions in commodity-linked currencies, like the Norwegian krone, Russian ruble, and Canadian dollar, added value as commodity prices rose. The decision to be underweight very long-dated bonds (duration of 20 years and over) and overweight the 10-year area of the curve was a good contributor to performance.
The underweight to China was a negative at both the country and currency level. Delays and frustrations in securing access to domestic Chinese markets have now been resolved, and this underweight has been greatly reduced. The overweight to the U.S. weighed on performance over the reporting period, although this was partly mitigated by the good performance of the corporate bonds making up some of the position. Exposure to Denmark was another detractor from performance, although it’s worth noting that the position is in AAA-rated mortgage-backed securities rather than government bonds. Unusual market dynamics—such as

8  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)
record-high housing market turnover—resulted in unusually large increases in Danish MBS supply and duration.
Portfolio allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
There is some divergence in the global growth outlook.
Looking ahead, we expect a number of the same themes of recent quarters to continue to dominate. Reduced accommodation from core market central banks is expected to become a reality before too long, and emerging markets (with the exception of Asia) have already begun to hike interest rates. Global yield curves are higher and steeper than they were a year ago, which suggests that we could see flatter curves into 2022 if inflation does indeed prove transitory. 2021 has seen the meteoric rise of a number of commodities, both hard and soft, but copper’s inability to follow suit is interesting. Copper is often touted as a bellwether for global growth, and its sideways-to-lower move could be telling us that the broad-based recovery of recent quarters is fracturing as macroeconomic cycles diverge. Chinese growth has certainly been slowing and could prompt authorities to ease policy even as peers tighten. Currency markets have continued to confound, with the majors trading in tight ranges and trends short-lived.

Wells Fargo International Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 986.08	$5.13	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Class C
Actual	$1,000.00	$ 981.96	$8.84	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00	1.78%
Class R6
Actual	$1,000.00	$ 988.52	$3.24	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%
Administrator Class
Actual	$1,000.00	$ 987.12	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Institutional Class
Actual	$1,000.00	$ 988.05	$3.49	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date		Principal	Value
Corporate bonds and notes: 4.99%
United States: 4.99%
AbbVie Incorporated (Health care, Biotechnology)	2.60%	11-21-2024		$200,000	$ 210,246
Amthem Incorporated (Health care, Health care providers & services)	2.55	3-15-2031		325,000	334,026
Anthem Incorporated (Health care, Health care providers & services)	2.25	5-15-2030		275,000	275,953
Apple Incorporated (Information technology, Technology hardware, storage & peripherals)	1.20	2-8-2028		475,000	465,348
AT&T Incorporated (Communication services, Diversified telecommunication services)	4.35	3-1-2029		250,000	286,656
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030		300,000	335,857
Berry Global Incorporated (Materials, Containers & packaging)	1.00	1-15-2025		275,000	324,515
BP Capital Markets America Incorporated (Energy, Oil, gas & consumable fuels)	1.75	8-10-2030		400,000	388,848
Chevron USA Incorporated (Energy, Oil, gas & consumable fuels)	0.69	8-12-2025		375,000	370,942
Citigroup Incorporated (Financials, Banks)	3.20	10-21-2026		150,000	161,726
Crown Castle International Corporation (Real estate, Equity REITs)	1.05	7-15-2026		525,000	513,812
CVS Health Corporation (Health care, Health care providers & services)	1.88	2-28-2031		225,000	217,368
Discovery Communications LLC (Communication services, Media)	3.95	3-20-2028		300,000	332,246
Ford Motor Company (Consumer discretionary, Automobiles)	8.50	4-21-2023		75,000	82,495
General Motors Company (Consumer discretionary, Automobiles)	1.25	1-8-2026		600,000	592,390
General Motors Company (Consumer discretionary, Automobiles)	5.40	10-2-2023		50,000	54,528
Global Payments Incorporated (Information technology, IT services)	3.20	8-15-2029		350,000	369,984
IQVIA Incorporated (Health care, Health care providers & services)	2.88	6-15-2028		225,000	267,799
Motorola Solutions Incorporated (Information technology, Communications equipment)	2.75	5-24-2031		500,000	510,258
Qualcomm Incorporated (Information technology, Semiconductors & semiconductor equipment)	2.15	5-20-2030		250,000	253,805
Thermo Fisher Scientific Incorporated (Health care, Life sciences tools & services)	2.00	10-15-2031		350,000	342,423
Verizon Communications Incorporated (Communication services, Diversified telecommunication services) 144A	2.36	3-15-2032		532,000	526,118
Total Corporate bonds and notes (Cost $7,117,752)					7,217,343
Foreign corporate bonds and notes: 17.16%
Denmark: 5.99%
Nordea Kredit Realkredit AS (Financials, Thrifts & mortgage finance)	1.00	10-1-2050	DKK	32,645,388	4,788,753
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  11

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date		Principal	Value
Denmark: 5.99% (continued)
Nykredit Realkredit AS (Financials, Thrifts & mortgage finance)	1.00%	10-1-2050	DKK	13,367,241	$ 1,956,364
Realkredit Danmark AS (Financials, Thrifts & mortgage finance)	1.00	10-1-2050	DKK	13,168,101	1,925,989
					8,671,106
France: 0.32%
Altice France SA (Communication services, Diversified telecommunication services)	4.13	1-15-2029	EUR	200,000	229,064
SPCM SA (Materials, Chemicals)	2.00	2-1-2026	EUR	200,000	235,052
					464,116
Germany: 0.41%
Cheplapharm Arzneimittel (Health care, Pharmaceuticals)	4.38	1-15-2028	EUR	100,000	120,468
PCF GmbH (Materials, Paper & forest products) 144A	4.75	4-15-2026	EUR	200,000	239,199
Rebecca Bidco (Consumer discretionary, Diversified consumer services)	5.75	7-15-2025	EUR	200,000	241,053
					600,720
India: 1.23%
International Finance Corporation (Financials, Capital markets)	6.30	11-25-2024	INR	127,750,000	1,772,950
Ireland: 0.08%
Smurfit Kappa Treasury Company (Materials, Paper & forest products)	1.50	9-15-2027	EUR	100,000	122,815
Italy: 0.37%
Brunello Bidco SpA (Information technology, Software)	3.50	2-15-2028	EUR	100,000	115,719
Gamma Bidco SpA (Industrials, Electrical equipment)	6.25	7-15-2025	EUR	200,000	241,273
Kedrion SpA (Health care, Biotechnology) 144A	3.38	5-15-2026	EUR	150,000	173,134
					530,126
Luxembourg: 3.96%
ContourGlobal Power Holdings SA (Utilities, Electric utilities)	2.75	1-1-2026	EUR	200,000	235,866
European Investment Bank (Financials, Banks) ¤	0.00	1-18-2033	JPY	290,000,000	2,551,668
European Investment Bank (Financials, Banks)	0.13	12-14-2026	GBP	2,000,000	2,595,549
InPost SA (Industrials, Air freight & logistics) 144A	2.25	7-15-2027	EUR	200,000	233,683
PLT VII Finance (Financials, Diversified financial services)	4.63	1-5-2026	EUR	100,000	119,134
					5,735,900
Netherlands: 0.62%
Maxeda DIY Holding BV (Consumer discretionary, Household durables)	5.88	10-1-2026	EUR	200,000	237,172
United Group BV (Communication services, Media)	3.13	2-15-2026	EUR	225,000	252,028
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date		Principal	Value
Netherlands: 0.62% (continued)
VZ Vendor Financing BV (Financials, Diversified financial services)	2.88%	1-15-2029	EUR	250,000	$ 286,089
Ziggo Bond Company BV (Communication services, Media)	3.38	2-28-2030	EUR	100,000	115,545
					890,834
Philippines: 0.74%
Asian Development Bank (Financials, Capital markets)	5.90	12-20-2022	INR	78,000,000	1,065,430
Spain: 0.20%
Aedas Homes Opco SLU (Real estate, Equity REITs) 144A	4.00	8-15-2026	EUR	100,000	119,762
Grupo Antolin-Irausa SA (Consumer discretionary, Automobiles) 144A	3.50	4-30-2028	EUR	150,000	164,630
					284,392
Sweden: 0.28%
Verisure Holding AB (Industrials, Commercial services & supplies)	3.25	2-15-2027	EUR	150,000	174,503
Verisure Holding AB (Industrials, Commercial services & supplies)	3.88	7-15-2026	EUR	200,000	237,462
					411,965
United Kingdom: 2.96%
AA Bond Company Limited (Consumer discretionary, Diversified consumer services)	6.50	1-31-2026	GBP	125,000	176,664
European Bank for Reconstruction and Development (Financials, Capital markets)	6.50	6-19-2023	INR	55,000,000	758,711
Galaxy Bidco Limited (Financials, Insurance)	6.50	7-31-2026	GBP	200,000	281,644
Ineos Finance plc (Financials, Diversified financial services)	3.38	3-31-2026	EUR	200,000	236,651
INEOS Quattro Finance plc (Financials, Diversified financial services)	2.50	1-15-2026	EUR	100,000	116,845
Network Rail Infrastructure Finance plc (Industrials, Transportation infrastructure)	4.75	11-29-2035	GBP	1,000,000	1,908,738
Pinewood Finance Company Limited (Financials, Diversified financial services)	3.25	9-30-2025	GBP	100,000	136,405
Playtech plc (Consumer discretionary, Hotels, restaurants & leisure)	3.75	10-12-2023	EUR	175,000	204,695
Synthomer plc (Materials, Chemicals)	3.88	7-1-2025	EUR	100,000	119,866
Virgin Media Secured Finance plc (Communication services, Media)	4.25	1-15-2030	GBP	250,000	340,219
					4,280,438
Total Foreign corporate bonds and notes (Cost $25,677,332)					24,830,792
Foreign government bonds: 74.05%
Brazil Government Bond	10.00	1-1-2023	BRL	1,500,000	277,184
Brazil Government Bond	10.00	1-1-2025	BRL	11,850,000	2,165,324
Canada 144A	1.90	3-15-2031	CAD	8,500,000	6,751,883
China Government Bond	3.02	5-27-2031	CNY	22,800,000	3,570,964
China Government Bond	3.03	3-11-2026	CNY	69,700,000	10,929,787
Colombia	6.00	4-28-2028	COP	1,435,000,000	354,465
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  13

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date		Principal	Value
Foreign government bonds: 74.05% (continued)
France ¤	0.00%	11-25-2031	EUR	2,900,000	$ 3,306,314
Hungary	1.50	4-22-2026	HUF	1,065,000,000	3,265,598
India	7.32	1-28-2024	INR	24,000,000	341,631
Indonesia	6.50	6-15-2025	IDR	10,050,000,000	737,293
Indonesia	7.25	2-15-2026	IDR	23,750,000,000	1,791,580
Indonesia	5.50	4-15-2026	IDR	25,000,000,000	1,765,764
Italy Buoni Poliennali del Tesoro ¤	0.00	4-1-2026	EUR	1,400,000	1,615,862
Italy Buoni Poliennali del Tesoro 144A	0.60	8-1-2031	EUR	4,575,000	5,170,775
Japan	0.10	6-20-2030	JPY	570,000,000	5,159,218
Japan	0.10	9-20-2030	JPY	395,000,000	3,571,557
Korea Treasury Bond	1.88	6-10-2029	KRW	1,920,000,000	1,583,829
Korea Treasury Bond	2.38	3-10-2023	KRW	1,706,000,000	1,461,899
Malaysia Government Bond	3.90	11-30-2026	MYR	1,100,000	274,744
Malaysia Government Bond	3.96	9-15-2025	MYR	11,500,000	2,875,157
Mexico	5.75	3-5-2026	MXN	8,400,000	388,049
Mexico	7.75	5-29-2031	MXN	59,300,000	2,945,335
Mexico	8.00	11-7-2047	MXN	7,550,000	368,259
Mexico	8.50	5-31-2029	MXN	7,715,000	399,768
New South Wales	1.50	2-20-2032	AUD	2,400,000	1,672,818
New South Wales	3.00	5-20-2027	AUD	2,040,000	1,627,298
New Zealand Government Bond	1.50	5-15-2031	NZD	2,800,000	1,847,619
New Zealand Government Bond	3.50	4-14-2033	NZD	2,800,000	2,197,044
Norway 144A	1.50	2-19-2026	NOK	35,400,000	4,069,051
Poland	2.50	1-25-2023	PLN	1,000,000	258,420
Poland	2.75	10-25-2029	PLN	425,000	113,205
Queensland Treasury Corporation 144A	2.75	8-20-2027	AUD	2,000,000	1,576,492
Queensland Treasury Corporation 144A	4.75	7-21-2025	AUD	2,050,000	1,707,750
Republic of Peru	6.35	8-12-2028	PEN	600,000	149,900
Republic of South Africa	8.75	2-28-2048	ZAR	25,750,000	1,407,065
Republic of South Africa	8.75	2-28-2048	ZAR	11,185,000	611,185
Republic of South Africa	10.50	12-21-2026	ZAR	24,335,000	1,814,288
Romania	3.25	4-29-2024	RON	4,240,000	992,570
Romania	3.40	3-8-2022	RON	600,000	140,962
Romania	4.85	4-22-2026	RON	6,550,000	1,605,392
Romania	5.00	2-12-2029	RON	4,175,000	1,025,630
Russia	4.50	7-16-2025	RUB	271,000,000	3,399,876
Russia	6.50	2-28-2024	RUB	38,600,000	523,263
Russia	7.00	12-15-2021	RUB	23,000,000	315,877
Spain Bonos y Obligaciones del Estado ¤	0.00	1-31-2026	EUR	1,150,000	1,348,447
Spain Bonos y Obligaciones del Estado 144A	1.25	10-31-2030	EUR	4,195,000	5,265,922
United Kingdom Gilt Bond	0.63	10-22-2050	GBP	2,250,000	2,479,890
United Kingdom Gilt Bond	0.88	7-31-2033	GBP	5,700,000	7,495,089
United Kingdom Treasury Bond	0.25	7-31-2031	GBP	1,940,000	2,421,850
Total Foreign government bonds (Cost $110,277,274)					107,139,142
U.S. Treasury securities: 0.68%
U.S. Treasury Note	0.25	8-31-2025		$1,000,000	979,570
Total U.S. Treasury securities (Cost $996,488)					979,570
Yankee corporate bonds and notes: 0.90%
France: 0.32%
Electricite de France SA (Utilities, Electric utilities)	4.50	9-21-2028		400,000	460,564
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2021

	Interest rate	Maturity date	Principal	Value
Japan: 0.13%
Takeda Pharmaceutical (Health care, Pharmaceuticals)	2.05%	3-31-2030	$200,000	$ 196,863
Spain: 0.21%
Telefonica Emisiones SAU (Communication services, Wireless telecommunication services)	4.10	3-8-2027	275,000	308,958
United Kingdom: 0.24%
Vodafone Group plc (Communication services, Wireless telecommunication services)	4.38	5-30-2028	300,000	344,545
Total Yankee corporate bonds and notes (Cost $1,201,724)				1,310,930
Yankee government bonds: 0.32%
British Columbia	1.30	1-29-2031	475,000	459,291
Total Yankee government bonds (Cost $474,337)				459,291

		Yield	Shares
Short-term investments: 1.01%
Investment companies: 1.01%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,463,638	1,463,638
Total Short-term investments (Cost $1,463,638)				1,463,638
Total investments in securities (Cost $147,208,545)	99.11%			143,400,706
Other assets and liabilities, net	0.89			1,282,876
Total net assets	100.00%			$144,683,582

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  15

Portfolio of investments—September 30, 2021

Abbreviations:
AUD	Australian dollar
BRL	Brazilian real
CAD	Canadian dollar
CNY	China yuan
COP	Colombian peso
DKK	Danish krone
EUR	Euro
GBP	Great British pound
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
JPY	Japanese yen
KRW	Republic of Korea won
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
NOK	Norwegian krone
NZD	New Zealand dollar
PEN	Peruvian sol
PLN	Polish zloty
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$1,002,714	$53,713,684	$(53,252,760)	$0	$0	$1,463,638	1,463,638	$862
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2021

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
198,016 USD	1,050,000 BRL	State Street Bank & Trust Company	11-16-2021	$ 6,514	$ 0
50,000,000 HUF	163,152 USD	State Street Bank & Trust Company	11-29-2021	0	(2,332)
96,286 USD	1,400,000,000 IDR	State Street Bank & Trust Company	11-22-2021	0	(1,057)
114,485 USD	8,600,000 INR	State Street Bank & Trust Company	11-12-2021	0	(886)
3,660,858 USD	275,000,000 INR	State Street Bank & Trust Company	11-12-2021	0	(28,328)
998,000,000 JPY	9,086,613 USD	State Street Bank & Trust Company	10-29-2021	0	(117,966)
729,731 USD	80,000,000 JPY	State Street Bank & Trust Company	10-29-2021	10,802	0
733,000,000 JPY	6,551,633 USD	State Street Bank & Trust Company	10-29-2021	35,559	0
2,468,874 USD	50,000,000 MXN	State Street Bank & Trust Company	11-24-2021	64,525	0
429,584 USD	8,700,000 MXN	State Street Bank & Trust Company	11-24-2021	11,227	0
860,000 MYR	205,251 USD	State Street Bank & Trust Company	10-29-2021	0	(59)
4,100,000 CAD	3,261,976 USD	State Street Bank & Trust Company	10-29-2021	0	(25,093)
400,000 PLN	101,306 USD	State Street Bank & Trust Company	11-24-2021	0	(750)
146,981 USD	10,900,000 RUB	State Street Bank & Trust Company	11-2-2021	0	(2,011)
19,250,000 THB	591,580 USD	State Street Bank & Trust Company	11-9-2021	0	(22,783)
1,300,000 TRY	143,220 USD	State Street Bank & Trust Company	11-10-2021	0	(45)
2,828,164 USD	42,300,000 ZAR	State Street Bank & Trust Company	11-12-2021	33,865	0
591,708 USD	8,850,000 ZAR	State Street Bank & Trust Company	11-12-2021	7,085	0
7,222,344 EUR	6,250,000 GBP	State Street Bank & Trust Company	10-12-2021	0	(54,080)
2,600,000 CNY	401,979 USD	State Street Bank & Trust Company	11-22-2021	0	(949)
9,252,760 USD	58,000,000 DKK	State Street Bank & Trust Company	10-8-2021	217,903	0
731,531 USD	625,000 EUR	State Street Bank & Trust Company	10-12-2021	7,457	0
15,000,000 EUR	17,758,800 USD	State Street Bank & Trust Company	12-10-2021	0	(360,614)
150,000 GBP	206,751 USD	State Street Bank & Trust Company	10-12-2021	0	(4,640)
513,474 USD	375,000 GBP	State Street Bank & Trust Company	10-12-2021	8,197	0
6,194,595 USD	4,600,000 GBP	State Street Bank & Trust Company	10-12-2021	0	(3,478)
				$403,134	$(625,071)
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  17

Statement of assets and liabilities—September 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $145,744,907)	$ 141,937,068
Investments in affiliated securites, at value (cost $1,463,638)	1,463,638
Foreign currency, at value (cost $62,104)	61,229
Receivable for investments sold	8,856,749
Receivable for interest	1,155,707
Unrealized gains on forward foreign currency contracts	403,134
Receivable for Fund shares sold	147,671
Prepaid expenses and other assets	86,717
Total assets	154,111,913
Liabilities
Payable for investments purchased	8,496,851
Unrealized losses on forward foreign currency contracts	625,071
Payable for Fund shares redeemed	224,125
Management fee payable	53,952
Administration fees payable	11,033
Distribution fee payable	268
Accrued expenses and other liabilities	17,031
Total liabilities	9,428,331
Total net assets	$144,683,582
Net assets consist of
Paid-in capital	$ 151,591,479
Total distributable loss	(6,907,897)
Total net assets	$144,683,582
Computation of net asset value and offering price per share
Net assets – Class A	$ 10,491,802
Shares outstanding – Class A1	966,169
Net asset value per share – Class A	$10.86
Maximum offering price per share – Class A2	$11.37
Net assets – Class C	$ 269,165
Shares outstanding – Class C1	26,029
Net asset value per share – Class C	$10.34
Net assets – Class R6	$ 2,667,716
Shares outstanding – Class R6[1]	239,537
Net asset value per share – Class R6	$11.14
Net assets – Administrator Class	$ 39,295,670
Shares outstanding – Administrator Class[1]	3,579,317
Net asset value per share – Administrator Class	$10.98
Net assets – Institutional Class	$ 91,959,229
Shares outstanding – Institutional Class[1]	8,292,080
Net asset value per share – Institutional Class	$11.09
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Bond Fund

Statement of operations—year ended September 30, 2021

Investment income
Interest (net of foreign withholding taxes of $59,706)	$ 2,735,619
Income from affiliated securities	862
Total investment income	2,736,481
Expenses
Management fee	851,099
Administration fees
Class A	18,116
Class C	815
Class R6	1,554
Administrator Class	37,444
Institutional Class	69,915
Shareholder servicing fees
Class A	28,301
Class C	1,271
Administrator Class	93,609
Distribution fee
Class C	3,812
Custody and accounting fees	66,094
Professional fees	61,574
Registration fees	83,477
Shareholder report expenses	42,022
Trustees’ fees and expenses	19,272
Other fees and expenses	21,324
Total expenses	1,399,699
Less: Fee waivers and/or expense reimbursements
Fund-level	(264,808)
Class A	(48)
Class C	(53)
Class R6	(518)
Administrator Class	(44,933)
Net expenses	1,089,339
Net investment income	1,647,142
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,279,487
Forward foreign currency contracts	(343,716)
Net realized gains on investments	1,935,771
Net change in unrealized gains (losses) on
Unaffiliated securities	(5,731,284)
Forward foreign currency contracts	(276,517)
Net change in unrealized gains (losses) on investments	(6,007,801)
Net realized and unrealized gains (losses) on investments	(4,072,030)
Net decrease in net assets resulting from operations	$(2,424,888)
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  19

Statement of changes in net assets

	Year ended September 30, 2021		Year ended September 30, 2020
Operations
Net investment income		$ 1,647,142		$ 1,935,486
Payment from affiliate		0		3,879
Net realized gains on investments		1,935,771		259,027
Net change in unrealized gains (losses) on investments		(6,007,801)		2,913,403
Net increase (decrease) in net assets resulting from operations		(2,424,888)		5,111,795
Distributions to shareholders from
Net investment income and net realized gains
Class A		(63,228)		0
Class R6		(37,383)		0
Administrator Class		(249,475)		0
Institutional Class		(768,614)		0
Tax basis return of capital
Class A		(12,789)		0
Class R6		(5,780)		0
Administrator Class		(54,442)		0
Institutional Class		(190,437)		0
Total distributions to shareholders		(1,382,148)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	114,005	1,290,909	163,139	1,732,816
Class C	2,291	24,570	18,134	168,996
Class R6	468	5,399	976	10,383
Administrator Class	824,508	9,449,557	2,400,187	26,527,800
Institutional Class	4,402,502	50,976,013	1,866,137	20,194,483
		61,746,448		48,634,478
Reinvestment of distributions
Class A	6,553	72,767	0	0
Class R6	1,278	14,677	0	0
Administrator Class	18,773	210,813	0	0
Institutional Class	82,329	935,208	0	0
		1,233,465		0
Payment for shares redeemed
Class A	(168,968)	(1,906,557)	(328,420)	(3,481,337)
Class C	(42,961)	(456,314)	(54,324)	(544,461)
Class R6	(292,184)	(3,364,244)	(312,094)	(3,404,671)
Administrator Class	(323,132)	(3,696,482)	(1,070,419)	(11,406,831)
Institutional Class	(1,255,497)	(14,512,169)	(4,110,389)	(43,737,008)
		(23,935,766)		(62,574,308)
Net increase (decrease) in net assets resulting from capital share transactions		39,044,147		(13,939,830)
Total increase (decrease) in net assets		35,237,111		(8,828,035)
Net assets
Beginning of period		109,446,471		118,274,506
End of period		$144,683,582		$109,446,471
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.08	$10.45	$9.69	$10.31	$10.77
Net investment income	0.10 [1]	0.18 [1]	0.32 [1]	0.27 [1]	0.26 [1]
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.24)	0.45	0.44	(0.89)	(0.57)
Total from investment operations	(0.14)	0.63	0.76	(0.62)	(0.31)
Distributions to shareholders from
Net investment income	(0.07)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.15)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.08)	0.00	0.00	0.00	(0.15)
Net asset value, end of period	$10.86	$11.08	$10.45	$9.69	$10.31
Total return[3]	(1.30)%	6.03% [4]	7.84%	(6.01)%	(2.78)%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.50%	1.30%	1.08%	1.03%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	0.90%	1.68%	3.21%	2.75%	2.61%
Supplemental data
Portfolio turnover rate	77%	158%	129%	99%	68%
Net assets, end of period (000s omitted)	$10,492	$11,237	$12,329	$44,519	$69,885

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.56	$9.98	$9.32	$10.00	$10.52
Net investment income	0.02 [1]	0.09 [1]	0.24 [1]	0.19 [1]	0.18 [1]
Payment from affiliate	0.00	0.06	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.24)	0.43	0.42	(0.87)	(0.55)
Total from investment operations	(0.22)	0.58	0.66	(0.68)	(0.37)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.15)
Net asset value, end of period	$10.34	$10.56	$9.98	$9.32	$10.00
Total return[2]	(2.08)%	5.81% [3]	7.08%	(6.80)%	(3.43)%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.25%	2.04%	1.83%	1.78%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	0.16%	0.94%	2.51%	2.00%	1.88%
Supplemental data
Portfolio turnover rate	77%	158%	129%	99%	68%
Net assets, end of period (000s omitted)	$269	$704	$1,027	$2,652	$3,493

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.58% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.36	$10.68	$9.86	$10.45	$10.88
Net investment income	0.15 [1]	0.23 [1]	0.37 [1]	0.31 [1]	0.30 [1]
Net realized and unrealized gains (losses) on investments	(0.25)	0.45	0.45	(0.90)	(0.58)
Total from investment operations	(0.10)	0.68	0.82	(0.59)	(0.28)
Distributions to shareholders from
Net investment income	(0.11)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.15)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.12)	0.00	0.00	0.00	(0.15)
Net asset value, end of period	$11.14	$11.36	$10.68	$9.86	$10.45
Total return	(0.89)%	6.37%	8.32%	(5.65)%	(2.48)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	1.13%	0.90%	0.72%	0.65%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.27%	2.08%	3.68%	3.18%	3.01%
Supplemental data
Portfolio turnover rate	77%	158%	129%	99%	68%
Net assets, end of period (000s omitted)	$2,668	$6,020	$8,979	$49,749	$30,876

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.19	$10.53	$9.75	$10.36	$10.80
Net investment income	0.12 [1]	0.20 [1]	0.34 [1]	0.29 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	0.46	0.44	(0.90)	(0.57)
Total from investment operations	(0.12)	0.66	0.78	(0.61)	(0.29)
Distributions to shareholders from
Net investment income	(0.07)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.15)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.09)	0.00	0.00	0.00	(0.15)
Net asset value, end of period	$10.98	$11.19	$10.53	$9.75	$10.36
Total return	(1.11)%	6.27%	8.00%	(5.89)%	(2.59)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.44%	1.24%	1.01%	0.97%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.09%	1.87%	3.37%	2.93%	2.80%
Supplemental data
Portfolio turnover rate	77%	158%	129%	99%	68%
Net assets, end of period (000s omitted)	$39,296	$34,221	$18,213	$27,911	$41,045

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.31	$10.64	$9.83	$10.43	$10.86
Net investment income	0.14 [1]	0.22 [1]	0.37 [1]	0.31 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	0.45	0.44	(0.91)	(0.57)
Total from investment operations	(0.10)	0.67	0.81	(0.60)	(0.28)
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.15)
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.12)	0.00	0.00	0.00	(0.15)
Net asset value, end of period	$11.09	$11.31	$10.64	$9.83	$10.43
Total return	(0.93)%	6.30%	8.24%	(5.75)%	(2.48)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	1.17%	0.95%	0.74%	0.70%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.23%	2.04%	3.61%	3.06%	2.96%
Supplemental data
Portfolio turnover rate	77%	158%	129%	99%	68%
Net assets, end of period (000s omitted)	$91,959	$57,264	$77,727	$245,633	$443,888

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  25

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on September 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.

26  |  Wells Fargo International Bond Fund

Notes to financial statements
On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo International Bond Fund  |  27

Notes to financial statements
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $146,870,492 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 963,766
Gross unrealized losses	(4,655,489)
Net unrealized losses	$(3,691,723)
As of September 30, 2021, the Fund had capital loss carryforwards which consisted of $763,237 in short-term capital losses and $2,386,946 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 7,217,343	$0	$ 7,217,343
Foreign corporate bonds and notes	0	24,830,792	0	24,830,792
Foreign government bonds	0	107,139,142	0	107,139,142
U.S. Treasury securities	979,570	0	0	979,570
Yankee corporate bonds and notes	0	1,310,930	0	1,310,930
Yankee government bonds	0	459,291	0	459,291
Short-term investments
Investment companies	1,463,638	0	0	1,463,638
	2,443,208	140,957,498	0	143,400,706
Forward foreign currency contracts	0	403,134	0	403,134
Total assets	$2,443,208	$141,360,632	$0	$143,803,840
Liabilities
Forward foreign currency contracts	$ 0	$ 625,071	$0	$ 625,071
Total liabilities	$ 0	$ 625,071	$0	$ 625,071

28  |  Wells Fargo International Bond Fund

Notes to financial statements
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments (UK) Limited, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded

Wells Fargo International Bond Fund  |  29

Notes to financial statements
its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.03%
Class C	1.78
Class R6	0.65
Administrator Class	0.85
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2021, Allspring Funds Distributor received $603 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C of the Fund were reimbursed by Allspring Funds Management in the amount of $11 and $3,868, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,742,623	$142,134,920	$4,829,430	$100,620,252
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $50,080,102 in forward foreign currency contracts to buy and $36,283,996 in forward foreign currency contracts to sell during the year ended September 30, 2021.

30  |  Wells Fargo International Bond Fund

Notes to financial statements
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Company	$403,134	$(403,134)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street Bank & Trust Company	$625,071	$(403,134)	$0	$221,937
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid for the year ended September 30, 2021 was $1,118,700 of ordinary income and $263,448 from a tax basis return of capital. For the year ended September 30, 2021, the Fund did not pay any distributions to shareholders.
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(3,739,001)	$(3,150,183)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

Wells Fargo International Bond Fund  |  31

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

32  |  Wells Fargo International Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo International Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
November 23, 2021

Wells Fargo International Bond Fund  |  33

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended September 30, 2021, $1,118,700 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On September 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	6,111,924
Shares voted “Against”	107,549
Shares voted “Abstain”	180,321
Shares voted “Uninstructed”	37,243
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	6,110,607
Shares voted “Against”	106,764
Shares voted “Abstain”	182,423
Shares voted “Uninstructed”	37,243
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo International Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo International Bond Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo International Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Wells Fargo International Bond Fund  |  37

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Fargo Asset Management (International) Limited (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

38  |  Wells Fargo International Bond Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2020, and lower than the average investment performance of the Universe for the ten-year period ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Global Aggregate ex USD Index, for the one-, three- and five-year periods ended December 31, 2020, and lower than its benchmark index for the ten-year period ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40  |  Wells Fargo International Bond Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

42  |  Wells Fargo International Bond Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo International Bond Fund  |  43

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

44  |  Wells Fargo International Bond Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

46  |  Wells Fargo International Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
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PAR-1121-00185 09-21
A235/AR235 09-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Isaiah Harris and Judith Johnson are each an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris and Ms. Johnson are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	September 30, 2021	September 30, 2020
Audit fees	$440,820	$432,270
Audit-related fees	—	—
Tax fees (1)	56,690	55,460
All other fees	—	—

	$497,510	$487,730

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	November 23, 2021

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	November 23, 2021